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                                                                  CONFORMED COPY





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                         CABLEVISION SYSTEMS CORPORATION

                            _________________________

                                 $1,425,000,000

                                     FOURTH
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                          Dated as of October 14, 1994


                         TORONTO DOMINION (TEXAS), INC.

                                    as Agent


                        BANK OF MONTREAL, Chicago Branch
                              THE BANK OF NEW YORK
                             THE BANK OF NOVA SCOTIA
                     THE CANADIAN IMPERIAL BANK OF COMMERCE
                           NATIONSBANK OF TEXAS, N.A.

                                  as Co-Agents





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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I Definitions and Accounting Matters . . . . . . . . . . . . . . . . . 2

     Section 1.01   Certain Defined Terms. . . . . . . . . . . . . . . . . . . 2
     Section 1.02   Accounting Terms and Determinations. . . . . . . . . . . .24

ARTICLE II     Loans and Letters of Credit . . . . . . . . . . . . . . . . . .25

     Section 2.01   Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .25
     Section 2.02   Manner of Borrowing; Conversion and Continuation . . . . .25
     Section 2.03   Letters of Credit. . . . . . . . . . . . . . . . . . . . .27
     Section 2.04   Reductions and Changes of Commitments. . . . . . . . . . .30
     Section 2.05   Commitment Fees. . . . . . . . . . . . . . . . . . . . . .34
     Section 2.06   Notes. . . . . . . . . . . . . . . . . . . . . . . . . . .34
     Section 2.07   Lending Offices. . . . . . . . . . . . . . . . . . . . . .34
     Section 2.08   Several Obligations; Remedies Independent. . . . . . . . .34
     Section 2.09   Use of Proceeds. . . . . . . . . . . . . . . . . . . . . .35

ARTICLE III    Payments of Principal and Interest. . . . . . . . . . . . . . .35

     Section 3.01   Prepayments. . . . . . . . . . . . . . . . . . . . . . . .35
     Section 3.02   Repayment of Loans . . . . . . . . . . . . . . . . . . . .36
     Section 3.03   Interest . . . . . . . . . . . . . . . . . . . . . . . . .37

ARTICLE IV     Payments; Pro Rata Treatment; Computations;
               Etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

     Section 4.01   Payments . . . . . . . . . . . . . . . . . . . . . . . . .38
     Section 4.02   Pro Rata Treatment . . . . . . . . . . . . . . . . . . . .38
     Section 4.03   Computations . . . . . . . . . . . . . . . . . . . . . . .39
     Section 4.04   Non-Receipt of Funds by Agent. . . . . . . . . . . . . . .39
     Section 4.05   Sharing of Payments, Etc.. . . . . . . . . . . . . . . . .39
     Section 4.06   Commercial Practices in Respect of Letters of Credit . . .40

ARTICLE V      Yield Protection and Illegality . . . . . . . . . . . . . . . .41

     Section 5.01   Additional Costs in Respect of Loans . . . . . . . . . . .41
     Section 5.02   Limitation on Types of Loans . . . . . . . . . . . . . . .43
     Section 5.03   Illegality . . . . . . . . . . . . . . . . . . . . . . . .44
     Section 5.04   Certain Conversions of Loans Pursuant to Section 5.01
                    or 5.03. . . . . . . . . . . . . . . . . . . . . . . . . .44
     Section 5.05   Compensation . . . . . . . . . . . . . . . . . . . . . . .44
     Section 5.06   Additional Costs in Respect of Letters of Credit . . . . .45
     Section 5.07   Replacement of Banks . . . . . . . . . . . . . . . . . . .45

ARTICLE VI     Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . .46

ARTICLE VII    Conditions Precedent. . . . . . . . . . . . . . . . . . . . . .48

     Section 7.01   Initial Loan or Syndicated Letter of Credit. . . . . . . .48
     Section 7.02   Each Loan and Letter of Credit . . . . . . . . . . . . . .51

ARTICLE VIII   Representations . . . . . . . . . . . . . . . . . . . . . . . .51

     Section 8.01   Existence and Power. . . . . . . . . . . . . . . . . . . .51
     Section 8.02   Subsidiaries and Affiliates. . . . . . . . . . . . . . . .51
     Section 8.03   Authority; No Conflict . . . . . . . . . . . . . . . . . .52
     Section 8.04   Financial Condition. . . . . . . . . . . . . . . . . . . .52
     Section 8.05   Litigation, Etc. . . . . . . . . . . . . . . . . . . . . .53
     Section 8.06   Titles and Liens . . . . . . . . . . . . . . . . . . . . .53
     Section 8.07   Regulations G and U. . . . . . . . . . . . . . . . . . . .53
     Section 8.08   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .54
     Section 8.09   Other Credit Agreements. . . . . . . . . . . . . . . . . .54
     Section 8.10   Full Disclosure. . . . . . . . . . . . . . . . . . . . . .54
     Section 8.11   No Default . . . . . . . . . . . . . . . . . . . . . . . .54
     Section 8.12   Approval of Regulatory Authorities . . . . . . . . . . . .54
     Section 8.13   Binding Agreements . . . . . . . . . . . . . . . . . . . .55
     Section 8.14   Franchises . . . . . . . . . . . . . . . . . . . . . . . .55
     Section 8.15   Collective Bargaining Agreements . . . . . . . . . . . . .55
     Section 8.16   Investments. . . . . . . . . . . . . . . . . . . . . . . .55

ARTICLE IX     Particular Covenants of the Company and the  Restricted
               Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . .56

     A.   Informational Covenants: . . . . . . . . . . . . . . . . . . . . . .56

     Section 9.01   Financial Statements and Other Information . . . . . . . .56

     B.   Affirmative Covenants: . . . . . . . . . . . . . . . . . . . . . . .58

     Section 9.02   Taxes and Claims . . . . . . . . . . . . . . . . . . . . .58
     Section 9.03   Insurance. . . . . . . . . . . . . . . . . . . . . . . . .58
     Section 9.04   Maintenance of Existence; Conduct of Business. . . . . . .58
     Section 9.05   Maintenance of and Access to Properties. . . . . . . . . .58
     Section 9.06   Compliance with Applicable Laws. . . . . . . . . . . . . .59
     Section 9.07   Litigation . . . . . . . . . . . . . . . . . . . . . . . .59
     Section 9.08   New Subsidiaries . . . . . . . . . . . . . . . . . . . . .59
     Section 9.09   Franchises . . . . . . . . . . . . . . . . . . . . . . . .60
     Section 9.10   Interest Selection; Interest Swap Agreements . . . . . . .60

     C.   Negative Covenants:. . . . . . . . . . . . . . . . . . . . . . . . .60

     Section 9.11   Indebtedness . . . . . . . . . . . . . . . . . . . . . . .60
     Section 9.12   Contingent Liabilities . . . . . . . . . . . . . . . . . .61
     Section 9.13   Liens. . . . . . . . . . . . . . . . . . . . . . . . . . .63
     Section 9.14   Leases . . . . . . . . . . . . . . . . . . . . . . . . . .64

     Section 9.15   Mergers, Acquisitions and Dispositions, Etc. . . . . . . .64
     Section 9.16   Investments. . . . . . . . . . . . . . . . . . . . . . . .66
     Section 9.17   Restricted Payments. . . . . . . . . . . . . . . . . . . .69
     Section 9.18   Dividends. . . . . . . . . . . . . . . . . . . . . . . . .70
     Section 9.19   Business . . . . . . . . . . . . . . . . . . . . . . . . .70
     Section 9.20   Transactions with Affiliates . . . . . . . . . . . . . . .71
     Section 9.21   Subordinated Debt. . . . . . . . . . . . . . . . . . . . .71
     Section 9.22   Amendments of Certain Instruments. . . . . . . . . . . . .71
     Section 9.23   Cablevision Finance. . . . . . . . . . . . . . . . . . . .71
     Section 9.24   Issuance of Stock. . . . . . . . . . . . . . . . . . . . .71

     D.   Financial Covenants: . . . . . . . . . . . . . . . . . . . . . . . .72

     Section 9.25   Operating Cash Flow. . . . . . . . . . . . . . . . . . . .72
     Section 9.26   Cash Flow Ratio. . . . . . . . . . . . . . . . . . . . . .72

     E.   Additional Covenants:. . . . . . . . . . . . . . . . . . . . . . . .73

     Section 9.27   Certain Subsidiaries . . . . . . . . . . . . . . . . . . .73
     Section 9.28   Permitted Restricted Subsidiary Transactions . . . . . . .73
     Section 9.29   Cablevision Lightpath, Inc.  . . . . . . . . . . . . . . .73

ARTICLE X Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .74

     Section 10.01  Events of Default. . . . . . . . . . . . . . . . . . . . .74
     Section 10.02  Cash Collateral Account. . . . . . . . . . . . . . . . . .77

ARTICLE XI     The Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .78

     Section 11.01  Appointment, Powers and Immunities . . . . . . . . . . . .78
     Section 11.02  Reliance by Agent. . . . . . . . . . . . . . . . . . . . .78
     Section 11.03  Defaults . . . . . . . . . . . . . . . . . . . . . . . . .78
     Section 11.04  Rights as a Bank . . . . . . . . . . . . . . . . . . . . .79
     Section 11.05  Indemnification. . . . . . . . . . . . . . . . . . . . . .79
     Section 11.06  Non-Reliance on Agent and Other Banks. . . . . . . . . . .79
     Section 11.07  Failure to Act . . . . . . . . . . . . . . . . . . . . . .80
     Section 11.08  Resignation or Removal of Agent. . . . . . . . . . . . . .80
     Section 11.09  Agency Fee . . . . . . . . . . . . . . . . . . . . . . . .81

ARTICLE XII    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .81

     Section 12.01  No Waiver. . . . . . . . . . . . . . . . . . . . . . . . .81
     Section 12.02  Notices. . . . . . . . . . . . . . . . . . . . . . . . . .81
     Section 12.03  Expenses, Etc. . . . . . . . . . . . . . . . . . . . . . .81
     Section 12.04  Letter of Credit Indemnification . . . . . . . . . . . . .82
     Section 12.05  Amendments, Etc. . . . . . . . . . . . . . . . . . . . . .83
     Section 12.06  Successors and Assigns . . . . . . . . . . . . . . . . . .83
     Section 12.07  Survival . . . . . . . . . . . . . . . . . . . . . . . . .87
     Section 12.08  Senior Indebtedness. . . . . . . . . . . . . . . . . . . .87
     Section 12.09  Conditions to Effectiveness; Assignment; Amendment of
                    Security Agreement . . . . . . . . . . . . . . . . . . . .88
     Section 12.10  Liability of General Partners and Other Persons. . . . . .88

     Section 12.11  Counterparts . . . . . . . . . . . . . . . . . . . . . . .88
     Section 12.12  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .89
     Section 12.13  Entire Agreement . . . . . . . . . . . . . . . . . . . . .89
     Section 12.14  Governing Law. . . . . . . . . . . . . . . . . . . . . . .89
     Section 12.15  Captions, Etc. . . . . . . . . . . . . . . . . . . . . . .89
     Section 12.16  Acceptance of Release of Rights of Guarantors. . . . . . .89



Schedule 1.01(i)         Adams-Russell Companies
Schedule 1.01(ii)        Franchise Holding Companies
Schedule 1.01(iii)       Guarantors
Schedule 1.01(iv)        Programming Companies
Schedule 1.01(v)         Restricted Subsidiaries
Schedule 1.01(vi)        Unrestricted Subsidiaries
Schedule 2.02(a)(i)      Notice of Term Loans
Schedule 2.02(a)(ii)     Notice of Revolving Credit Loans
Schedule 2.02(c)         Notice of Conversion or
                         Continuation
Schedule 2.07            Applicable Lending Offices
Schedule 8.02            Affiliates
Schedule 8.03            Required Consents and Regulatory Approvals
Schedule 8.05            Existing Litigation
Schedule 8.14            Existing Franchises
Schedule 9.11            Existing Indebtedness
Schedule 9.12            Existing Guarantees
Schedule 9.13            Existing Liens
Schedule 9.16            Existing Investments
Schedule 12.02           Addresses for Notices

EXHIBIT A(1)             Form of Term Note
EXHIBIT A(2)             Form of Revolving Note
EXHIBIT B                Form of Compliance Certificate
EXHIBIT C                Form of Subscribers' Certificate
EXHIBIT D(1)             Form of Certificate as to Quarterly Financial
                         Statements
EXHIBIT D(2)             Form of Certificate as to Annual Financial Statements
EXHIBIT E                Form of Opinion of General Counsel to the Company and
                         the Restricted Subsidiaries
EXHIBIT F(1)             Form of Opinion of Special New York Counsel to the
                         Company and the Restricted Subsidiaries
EXHIBIT F(2)             Form of Opinion of Special Michigan Counsel to the
                         Company and the Restricted Subsidiaries
EXHIBIT F(3)             Form of Opinion of Special New Jersey Counsel to the
                         Company and the Restricted Subsidiaries
EXHIBIT F(4)             Form of Opinion of Special Connecticut Counsel to the
                         Company and the Restricted Subsidiaries

EXHIBIT F(5)             Form of Opinion of Special Massachusetts Counsel to the
                         Company and the Restricted Subsidiaries
EXHIBIT F(6)             Form of Opinion of Special Ohio Counsel to the Company
                         and the Restricted Subsidiaries
EXHIBIT F(7)             Form of Opinion of Special FCC Counsel to the Company
                         and the Restricted Subsidiaries
EXHIBIT G                Form of Opinion of Special New York Counsel to the
                         Agent
EXHIBIT H                Form of Assignment and Acceptance
EXHIBIT I                Form of Amendment No. 5 and Release to the Security
                         Agreement
EXHIBIT J                Form of Waiver, Acceptance and Assignment
EXHIBIT K                Form of CSC/CNYC Adjustment Agreement
EXHIBIT L                Consent to Assignment

          FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 14, 1994 among CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "COMPANY"), the Restricted Subsidiaries (as defined below) parties hereto, the Banks which are parties hereto, together with their respective successors and assigns (the "BANKS"), and TORONTO DOMINION (TEXAS), INC. as Agent, and BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents.


          WHEREAS, on June 24, 1992, the Company, certain of its subsidiaries named therein, the several banks whose names are set forth on the signature pages thereto and Toronto Dominion (Texas), Inc., as Agent, and Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia and The Canadian Imperial Bank of Commerce, as Co-Agents, entered into a Third Amended and Restated Credit Agreement, which Third Amended and Restated Credit Agreement was amended by Amendment No. 1 dated as of August 4, 1992, Amendment No. 2 dated as of November 8, 1993 and Amendment No. 3 dated as of March 25, 1994 (such Third Amended and Restated Credit Agreement, as so amended, being referred to herein as the "1992 Agreement");


          WHEREAS, on May 18, 1990, the Company, certain of its subsidiaries named therein, the several banks whose names are set forth on the signature pages thereto and The Toronto-Dominion Bank Trust Company, as Security Agent, and Citibank, N.A., as Administrative Agent, entered into a Second Amended and Restated Credit Agreement, which Second Amended and Restated Credit Agreement was amended by Amendment No. 1 dated as of May 30, 1991, Amendment No. 2 dated as of December 20, 1991 and Amendment No. 3 dated as of March 18, 1992 (such Second Amended and Restated Credit Agreement, as so amended, being referred to herein as the "1990 Agreement");


          WHEREAS, on July 15, 1988, the Company, certain of its subsidiaries named therein, the several banks whose names are set forth on the signature pages thereto and The Toronto-Dominion Bank Trust Company, as Security Agent, and Citibank, N.A., as Administrative Agent, entered into a First Amended and Restated Credit Agreement, which First Amended and Restated Credit Agreement was amended by Amendment No. 1 dated as of October 15, 1988, Amendment No. 2 dated as of May 23, 1989, Amendment No. 3 dated as of June 30, 1989, Amendment No. 4 and Waiver dated as of

September 1, 1989, Amendment No. 5 and Agreement dated as of October 13, 1989 and Amendment No. 6 dated as of December 22, 1989 (such First Amended and Restated Credit Agreement, as so amended, being referred to herein as the "1988 Agreement"); and


          WHEREAS, the Company and the Restricted Subsidiaries are engaged in the business of developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services. The Banks have extended credit to the Company, by the making of loans to the Company and the issuance of letters of credit for the account of the Company, in reliance upon collateral security furnished by the Company and the Guarantors (as defined below); and the Company and the Guarantors have requested that the Total Commitment (as defined in the 1992 Agreement) be increased. The proceeds of the increased extensions of credit are to be employed in accordance with
Section 2.09 hereof, and each of the Guarantors expects to derive benefit, directly or indirectly, from such loans and letters of credit.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

          Section 1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

          "1988 AGREEMENT" shall have the meaning given to such term in the third "Whereas" clause of this Agreement.

          "1990 AGREEMENT" shall have the meaning given to such term in the second "Whereas" clause of this Agreement.

          "1992 AGREEMENT" shall have the meaning given to such term in the first "Whereas" clause of this Agreement.

          "ACCUMULATED FUNDING DEFICIENCY" shall mean an accumulated funding deficiency as defined in Section 302 of ERISA.

          "ADAMS-RUSSELL COMPANIES" shall mean, collectively, the Persons set forth on SCHEDULE 1.01(I) hereto.

          "ADDITIONAL COSTS" shall have the meaning given to such term in
Section 5.01 hereof.

          "AFFECTED LOANS" shall have the meaning given to such term in
Section 5.04 hereof.

          "AFFECTED TYPE" shall have the meaning given to such term in
Section 5.04 hereof.

          "AFFILIATE" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and provided further that no individual shall be an Affiliate of a corporation or partnership solely by reason of his or her being an officer, director or partner of such entity, except in the case of a partner if his or her interests in such partnership shall qualify him or her as an Affiliate.

          "AGENT" shall mean Toronto Dominion (Texas), Inc. in its capacity as administrative agent for the Banks hereunder and in its capacity as Security Agent under the Security Agreement and its successors in each such capacity.

          "AGGREGATE COMMITMENT" shall mean, as to each Bank, the sum of such Bank's Commitment and its CNJ Commitment.

          "AGREEMENT" shall mean this Fourth Amended and Restated Credit Agreement, including all schedules and exhibits hereto, as the same may be amended, supplemented or modified from time to time.

          "ANNUALIZED OPERATING CASH FLOW" shall mean, for any period of three complete consecutive calendar months, an amount equal to Operating Cash Flow for such period multiplied by four. For purposes of determining Annualized Operating Cash Flow for any period during which the Company or any Restricted Subsidiary acquired or disposed of any assets, Operating Cash Flow shall be increased or reduced, as the case may be, by the Operating Cash Flow of such assets during such period, determined on a pro forma basis reasonably satisfactory to the Agent (it being agreed that it shall be satisfactory to the Agent that such pro forma calculations may be based upon generally accepted accounting principles as applied in the preparation of the Company's financial statements delivered in accordance with Section 9.01 hereof rather than as applied in the financial statements of the company whose assets were acquired and may include, in the Company's discretion, a reasonable estimate of savings under existing contracts resulting from any such acquisitions), as though the Company acquired or disposed of such assets on the first day of such period.


          "APPLICABLE LENDING OFFICE" shall mean, with respect to each Bank, for each type of Loan, the lending office of such Bank (or of an affiliate of such Bank) designated for such type of Loan in SCHEDULE 2.07 hereto or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such type are to be made and maintained.

          "APPLICABLE MARGIN" shall mean:

          (a) With respect to Base Rate Loans, 7/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1; 3/4 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1; 5/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to
     6.00 to 1 and greater than 5.75 to 1; 1/2 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.75 to 1 and greater than 5.00 to 1; 3/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1; and 1/4 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1; and

          (b) With respect to Eurodollar Loans, 1 and 7/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than
     6.25 to 1; 1 and 3/4% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1; 1 and 5/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.75 to 1; 1 and 1/2% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.75 to 1 and greater than 5.00 to 1; 1 and 3/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1; and 1 and 1/4% if the Cash Flow Ratio as at the end of the
immediately preceding Quarter was less than or equal to 4.50 to 1.

In the case of Eurodollar Loans, the Applicable Margin shall be determined based upon the most recent Subscribers' Certificate delivered pursuant to Section 9.01(e) hereof and shall be effective from the date (the "Eurodollar Margin Determination Date") which is the earlier of (x) the date such Subscribers' Certificate is received by the Agent and (y) the fifth day following the date such Subscribers' Certificate should have been delivered to the Agent in accordance with Section 9.01(e) and shall continue in effect until the next succeeding Eurodollar Margin Determination Date.

          "ASSIGNMENT AND ACCEPTANCE" shall have the meaning given to such term in Section 5.07 hereof.

          "BANK LETTERS OF CREDIT" shall have the meaning given such term in
Section 2.03(b) hereof.

          "BANKS" shall have the meaning given to such term in the preamble to this Agreement.

          "BASE RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of:

          (a) the rate of interest adopted by The Toronto-Dominion Bank (New York Branch), from time to time, as its reference rate for the determination of interest rates on loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank (New York Branch) as its "prime rate," which rate is not necessarily The Toronto-Dominion Bank's lowest rate of interest; and

          (b) the sum (adjusted to the nearest one-quarter of one percent (1/4 of 1%) or, if there is no nearest one-quarter of one percent (1/4 of 1%), to the next higher one-quarter of one percent (1/4 of 1%)) of (i) one-half of one percent (1/2 of 1%) per annum PLUS (ii) the Federal Funds Rate.

          "BASE RATE LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Base Rate" in this Section 1.01.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City and, where such term is used in the definition of "Quarterly Date" in this Section 1.01 or if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a conversion into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "CLI"  shall mean Cablevision Lightpath, Inc., a Delaware corporation.

          "CABLEVISION NYC MLP" shall mean Cablevision of New York City - Master LP, a New York limited partnership.

          "CABLEVISION NYC PARTNERSHIP" shall mean Cablevision of New York City
- - Phase I L.P., a New York limited partnership.

          "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including such Statement No. 13).

          "CAPITAL MAINTENANCE COSTS" shall mean, with respect to the Loans, Syndicated Letters of Credit (or participations therein) or Bank Letters of Credit of each Bank, any costs which such Bank determines are attributable to the maintenance by such Bank or any of its affiliates, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the Effective Date or thereafter, of capital in respect of its maintaining Loans, Syndicated Letters of Credit or Bank Letters of Credit hereunder or its commitment to make Loans or issue or participate in Syndicated Letters of Credit or Bank Letters of Credit hereunder.

          "CASH FLOW RATIO" shall mean, as at any date, the ratio of (i) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date (determined on a consolidated basis) PLUS (but without duplication of Indebtedness supported by Syndicated Letters of Credit, Bank Letters of Credit or CNYC Letters of Credit) the aggregate undrawn face amount of all Syndicated Letters of Credit, Bank Letters of Credit and CNYC Letters of Credit outstanding on such date to (ii) Annualized Operating Cash Flow determined as at the last day of the month covered by the then most recent Subscribers' Certificate delivered to the Banks pursuant to Section 9.01(e) hereof, a copy of which has been delivered to the Agent (and any change in such ratio as a result of a change in the amount of Indebtedness or

Syndicated Letters of Credit, Bank Letters of Credit or CNYC Letters of Credit shall be effective as of the date such change shall occur and any change in such ratio as a result of a change in the amount of Annualized Operating Cash Flow shall be effective as of the date of receipt by the Agent of the Subscribers' Certificate reflecting such change). Notwithstanding the foregoing, for purposes of calculating the Cash Flow Ratio, (i) there shall be excluded from Indebtedness (A) the principal amount of any Indebtedness which would constitute an Investment but for the provision of clause (B) of the final paragraph of
Section 9.16 hereof; (B) any deferred purchase price that would constitute Indebtedness to the extent it is incurred pursuant to Section 9.15(b)(ii) hereof; (C) all obligations under any Interest Swap Agreement; (D)(x) all obligations under any Guarantee permitted under subparagraph (ix) of Section
9.12 hereof and (y) all obligations under any Guarantee permitted under subparagraph (x) or (xi)(B) of Section 9.12 hereof so long as the obligations under such Guarantees referred to in this clause (y) are payable, solely at the option of the Company, in common stock of the Company; and (E) any obligation of the Company or any Restricted Subsidiary to make NYC Preferential Payments or to pay the NYC Redemption Price; and (ii) if on the date of calculation there are no Revolving Credit Loans outstanding, there shall be deducted from Indebtedness the aggregate amount of Cash On Hand of the Company and its Restricted Subsidiaries on the date of calculation.

          "CASH ON HAND" of any Person at any time shall mean all cash held by such Person at such time and all Investments of such Person of the types specified in Section 9.16(i) or (ii) of this Agreement held at such time.

          "CBOS" shall mean Cablevision of Boston Limited Partnership, a Massachusetts limited partnership.

          "CHASE" shall mean The Chase Manhattan Bank (National Association).

          "CHASE CREDIT AGREEMENT" shall mean this Credit Agreement as in effect immediately prior to the effectiveness of the 1988 Agreement.

          "CITIBANK" shall mean Citibank, N.A.

          "CMFRI" shall mean Cablevision MFR, Inc., a Delaware corporation.

          "CNJ" shall mean Cablevision of New Jersey, Inc., a Delaware corporation.

          "CNJ AGREEMENT" shall mean the First Amended and Restated Credit Agreement among CNJ, the Company, the Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent thereunder, and Bank of Montreal, Chicago Branch, The Bank of New

York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A. as Co-Agents thereunder, dated as of October 14, 1994, as amended and in effect from time to time.

          "CNJ COMMITMENT" shall mean, as to each Bank, its "Commitment" as such term is used in the CNJ Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in the CNJ Agreement).

          "CNJ COMMITMENT FEES" shall mean "Commitment Fees" as such term is used in the CNJ Agreement.

          "CNJ LOANS" shall mean "Loans" as such term is used in the CNJ Agreement.

          "CNJ SECURITY AGREEMENT" shall mean the Security Agreement between CNJ and Toronto Dominion (Texas), Inc. (successor to The Toronto-Dominion Bank Trust Company) as Security Agent thereunder, dated as of May 18, 1990, as amended and in effect from time to time.

          "CNJ TOTAL COMMITMENT" shall mean at any time the "Total Commitment", as that term is used in the CNJ Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in the CNJ Agreement).

          "CNYC AGREEMENT" shall mean the Fourth Amended and Restated Credit Agreement, dated as of June 18, 1993, among Cablevision NYC Partnership, Cablevision NYC MLP, Cablevision Systems New York City Corporation, the banks party thereto, Chase, as Agent thereunder, and CIBC Inc. and The First National Bank of Chicago, as Co-Agents thereunder, as amended and in effect from time to time.

          "CNYC COLLATERAL" shall mean "Collateral" as such term is used in the CNYC Agreement.

          "CNYC COMMITMENT" shall mean, as to each Bank, its "Commitment" as such term is used in the CNYC Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in the CNYC Agreement).

          "CNYC COMMITMENT FEES" shall mean the fees payable pursuant to Section
2.05 of the CNYC Agreement.

          "CNYC LETTERS OF CREDIT" shall mean "Letters of Credit" as such term is used in the CNYC Agreement.

          "CNYC LOANS" shall mean "Loans" as such term is used in the CNYC Agreement.

          "CNYC NOTES" shall mean "Notes" as such term is used in the CNYC Agreement.

          "CNYC REIMBURSEMENT OBLIGATIONS" shall mean "Reimbursement Obligations" as such term is used in the CNYC Agreement.

          "CNYC RESERVED AMOUNT" shall mean (x) $185,000,000 MINUS (y) the sum of (i) the aggregate amount of any reductions in the total CNYC Commitments of the Banks under (and as defined in) the CNYC Agreement prior to the CNYC Revolving Credit Termination Date and (ii) the aggregate amount of any principal payments made under the CNYC Agreement after the CNYC Revolving Credit Termination Date.

          "CNYC RESTRICTED AMOUNT" shall mean an amount equal to (x) $60,000,000 MINUS (y) the aggregate amount of any Investments made by the Company or any Restricted Subsidiary in Cablevision NYC Partnership other than any such Investments, the proceeds of which are applied to the NYC Preferential Payments or the NYC Redemption Price.


          "CNYC REVOLVING CREDIT TERMINATION DATE" shall mean "Revolving Credit Termination Date" as such term is used in the CNYC Agreement.

          "CNYC SECURED PARTIES" shall mean "Secured Parties" as such term is used in the CNYC Security Agreement.

          "CNYC SECURING PARTIES" shall mean "Securing Parties" as such term is used in the CNYC Security Agreement.

          "CNYC SECURITY AGREEMENT" shall mean "Fourth Amended and Restated Security Agreement" as such term is used in the CNYC Agreement.

          "CNYC TOTAL COMMITMENT" shall mean at any time the aggregate amount of the CNYC Commitments.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" shall have the meaning given to such term in the Security Agreement.

          "COMMITMENT" shall mean, as to each Bank, the aggregate amount set forth opposite its name on the signature pages hereto under the headings "Term Commitment" and "Revolving Credit Commitment" or amounts set forth on any Assignment and Acceptance Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "COMMITMENT FEE" shall have the meaning given to such term in Section
2.05 hereof.

          "COMMITMENT PERCENTAGE" shall mean, as to each Bank at any time, (i) with respect to the Term Loans or the Term Commitments, the percentage obtained by dividing such Bank's Term Commitment by the Total Term Commitment and (ii) with respect to the Revolving Credit Loans, the Revolving Credit Commitments or the Syndicated Letters of Credit, the percentage obtained by dividing such Bank's Revolving Credit Commitment by the Total Revolving Credit Commitment.

          "COMMITMENT TERMINATION DATE" shall mean the Quarterly Date falling on or nearest to June 30, 2003.

          "COMPANY" shall have the meaning given to such term in the preamble to this Agreement.

          "COMPLIANCE CERTIFICATE" shall mean a certificate of a senior financial executive of the Company in substantially the form of EXHIBIT B hereto.

          "CONNECTICUT CONSENT" shall have the meaning given to such term in the Security Agreement.

          "CONNECTICUT SECURITY DOCUMENTS" shall have the meaning given to such term in the Security Agreement.

          "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

          "CSC/CNYC ADJUSTMENT AGREEMENT" shall mean the side letter, dated the date hereof, between the Agent, on behalf of the Banks, and the Company.

          "CSC REALTY" shall mean CSC Realty Inc., a Delaware corporation.

          "DEFAULT" shall mean an Event of Default or any other event which with notice and/or passage of time would become an Event of Default.

          "DOLAN" shall mean Charles F. Dolan.

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "EFFECTIVE DATE" shall have the meaning given to such term in Section
12.09 hereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall mean, when used with respect to a Plan, ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code of which the Company is a member.

          "EURODOLLAR BASE RATE" shall mean, with respect to any Eurodollar Loans, the average (as determined by the Agent) of the rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the respective Reference Banks at approximately 11:00 a.m. New York time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for such Eurodollar Loans to be the rate quoted to the Reference Banks by at least two internationally recognized money market brokers selected by the Reference Banks for the offering to the Reference Banks in the international interbank market of Dollar deposits in an amount generally traded in the international interbank market which most closely approximates the principal amount of the Eurodollar Loans to be made by the respective Reference Banks, and having a term commonly found among such deposits which most closely approximates the term of such Eurodollar Loans, such rate to be notified by the Reference Banks to the Agent. If any Reference Bank is not participating in any Eurodollar Loans (pursuant to Section 5.04 hereof or for any other reason), the Eurodollar Base Rate for such Loans for the applicable Interest Period shall be determined by reference to the amount of the Eurodollar Loans which such Reference Bank would have made had it been participating in such Eurodollar Loans.

          "EURODOLLAR LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

          "EURODOLLAR RATE" shall mean, for any Eurodollar Loans for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the Eurodollar Base Rate for such Loans for such Interest Period divided by 1 MINUS the Reserve Requirement for such Loans for such Interest Period.

          "EVENT OF DEFAULT" shall mean any of the events described in Article X hereof.

          "EXCLUDED INDEBTEDNESS" shall have the meaning given to such term in
Section 10.01(e) hereto.

          "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to The Toronto-Dominion Bank (New York Branch) on such day on such transactions with Federal funds brokers of recognized standing as may be determined by the Agent.

          "FRANCHISE" shall mean a franchise, license or other authorization or right to construct, own, operate, promote and/or otherwise exploit any cable television system granted by the Federal Communications Commission (or any successor agency of the Federal government) or any state, county, city, town, village or other local governmental authority.

          "FRANCHISE HOLDING COMPANIES" shall mean the Persons set forth on
SCHEDULE 1.01(ii) hereto and each other corporation which holds a Franchise as nominee of the Company or a Restricted Subsidiary.

          "FREE CASH FLOW COVERAGE RATIO" shall mean, as of the last day of any Quarter, the ratio of (a) (i) the sum of Operating Cash Flow for the period of four Quarters ending with such Quarter PLUS the Total Available Revolving Credit Commitment as of the first day of such period not in excess of (A) for each such period beginning on or before December 31, 1995, $150,000,000, (B) for each such period beginning on or before December 31, 1996, $140,000,000, (C) for each such period beginning on or before December 31, 1997, $130,000,000, and (D) for each such period beginning on or after January 1, 1998, $120,000,000 MINUS (ii) the aggregate amount of capital expenditures made and taxes paid in cash during such period to (b) Total Debt Expense for such period.

          "FUNDING COSTS" for any Bank shall mean, with respect to any Eurodollar Loan, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount paid, prepaid or converted or not borrowed or converted for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date of such failure to borrow or convert) had such principal amount borne interest at the Eurodollar Rate applicable to such Loan over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

          "GUARANTEE" shall have the meaning given to such term in Section 9.12 hereof.

          "GUARANTORS" shall mean the Persons set forth on SCHEDULE 1.01(iii) hereto and each New Restricted Subsidiary.

          "INDEBTEDNESS" shall mean, as to any Person, Capital Lease Obligations of such Person and other indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services (and including, without limitation, obligations of such Person for property taxes and judgments and other awards giving rise to Permitted Liens described in clauses (ii) and (iii) of the definition of "Permitted Liens" in this Section 1.01) other than accounts payable (other than for borrowed money) incurred in the ordinary course of business of such Person. Without limiting the generality of the foregoing, such term shall include (a) when applied to the Company, the Warrant Note and all obligations of the Company under Interest Swap Agreements and (b) when applied to the Company or any other Person, all Indebtedness of others Guaranteed by such Person.

          "INTEREST PERIOD" shall mean:


          (a) With respect to any Eurodollar Loans, the period commencing on the date such Eurodollar Loans are made and ending on the same day in the first, second, third, sixth or, subject to availability from each Bank, twelfth calendar month thereafter, as the Company may select as provided in
     Section 2.02 hereof; and

          (b) With respect to any Base Rate Loans, the period commencing on the date such Base Rate Loans are made and ending on the next Quarterly Date thereafter.

Notwithstanding the foregoing: (i) no Interest Period may commence before and end after any Quarterly Date upon which the Commitments are to be reduced pursuant to Section 2.04(a) hereof unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods which end after such Quarterly Date shall be equal to or less than the amount to which the Commitments are to be reduced on such Quarterly Date pursuant to said Section 2.04(a); (ii) no Interest Period with respect to any Loan may end after the Commitment Termination Date; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iv) any Interest Period for a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall, subject to clause (i) above, end on the last Business Day of a calendar month; and (v) no more than 24 Interest Periods for all Eurodollar Loans hereunder shall be in effect at the same time and, if the number of Interest

Periods for Eurodollar Loans would otherwise be in excess of 24, additional Eurodollar Loans shall not be available hereunder.

          "INTEREST SWAP AGREEMENT" shall mean an interest rate swap, cap or collar agreement or similar arrangement among the Company and/or the Restricted Subsidiaries and one or more banks or financial institutions providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations among one or more of the Company and/or the Restricted Subsidiaries and such banks or financial institutions, either generally or under specific contingencies, as said agreement or arrangement shall be modified and supplemented and in effect from time to time.

          "INVESTMENTS" shall have the meaning given to such term in Section
9.16 hereof.

          "LEASES" shall mean leases and subleases (excluding Capital Lease Obligations), licenses to use real and/or tangible personal property, easements and pole attachments and conduit or trench agreements and other rights to use telephone or utility poles, conduits or trenches.

          "LETTER OF CREDIT LIABILITIES" shall mean, at any time, the sum of (i) the aggregate undrawn face amount of all Syndicated Letters of Credit outstanding at such time and (ii) the aggregate unpaid amount of all Reimbursement Obligations at the time due and payable in respect of previous drawings made under all Syndicated Letters of Credit.

          "LIENS" shall have the meaning given to such term in Section 9.13 hereof.

          "LOANS" shall mean Base Rate Loans and Eurodollar Loans made pursuant to Section 2.01 hereof.

          "MAJORITY BANKS" shall mean at any time, Banks having Commitments aggregating at least 60% of the amount of the Total Commitment; provided that such percentage shall be 51% for purposes of such term as used in Section 5.02 hereof, and provided further that such percentage shall be 75% for purposes of such term as used in the definition of "New Subordinated Debt" in this Section 1.01.

          "MARGIN STOCK" shall mean "margin stock" as defined in Regulations G and U.

          "MATERIALLY ADVERSE EFFECT" shall mean a materially adverse effect upon (i) the business, assets, financial condition or results of operations of the Company and the Restricted Subsidiaries taken as a whole on a consolidated basis in accordance with generally accepted accounting principles, (ii) the ability of the Company and the Restricted Subsidiaries taken as a whole to perform their Obligations hereunder or (iii) the legality, validity, binding nature or enforceability of this Agreement or the Security Documents.

          "MULTIEMPLOYER PLAN" shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET CASH PROCEEDS" shall mean proceeds received by the Company or any of the Restricted Subsidiaries in cash from the sale or other disposition of property of the Company or any of the Restricted Subsidiaries or from the incurrence, issuance or sale of Indebtedness or capital stock of the Company or any of the Restricted Subsidiaries, in each case after deduction of the costs of, and any income, franchise, transfer or other tax liability arising from, such sale, disposition, incurrence or issuance. If any amount payable to the Company or any such Restricted Subsidiary in respect of any such sale, disposition, incurrence or issuance shall be or become evidenced by any promissory note or other negotiable or non-negotiable instrument, such note or instrument shall, within ten days of the receipt thereof by the Company or such Restricted Subsidiary, be delivered and duly endorsed in a manner satisfactory to, and held pending payment thereon by, the Agent. The cash proceeds received on any such note or instrument shall constitute Net Cash Proceeds.

          "NEW PREFERRED STOCK" shall mean any preferred stock of the Company issued after the Effective Date, PROVIDED that pursuant to the terms thereof and of any provision of the Company's charter in respect thereof, such preferred stock is neither (i) redeemable, payable or required to be purchased or otherwise retired or extinguished in whole or in part, or convertible into any Indebtedness of the Company, at a fixed or determinable date (whether by operation of a sinking fund or otherwise), at the option of any Person other than the Company or upon the occurrence of a condition not solely within the control of the Company (such as a redemption required to be made out of future earnings) nor (ii) convertible into preferred stock of the Company that may be so retired, extinguished or converted, in the case of clause (i) or (ii) above, at any time before the date that is two years after the Commitment Termination Date as in effect at the time of the issuance of such preferred stock.

          "NEW RESTRICTED SUBSIDIARY" shall mean any New Subsidiary not designated as an Unrestricted Subsidiary.

          "NEW SUBORDINATED DEBT" shall mean any Subordinated Debt incurred, issued or sold by the Company after the Effective Date PROVIDED that (i) the terms thereof, and of the Subordinated Debt Instruments governing and evidencing such Subordinated Debt, are in form and substance satisfactory to, and that the proceeds thereof will be used for purposes approved by, the Majority Banks and
(ii) at the time of and immediately after giving effect to the incurrence, issuance or sale of such Subordinated Debt, no Default shall have occurred and be continuing, and the Company shall have so certified to the Agent; PROVIDED, HOWEVER, that, for purposes of clause (i) above, such Subordinated Debt, and the Subordinated Debt Instruments governing such Subordinated Debt, shall be deemed to be in form and substance satisfactory to, and the use of the proceeds thereof for purposes permitted under this Agreement shall be deemed approved by, the Majority Banks if such Subordinated Debt (x) shall be neither (1) redeemable, payable or required to be purchased or otherwise retired or extinguished in whole or in part at a fixed or determinable date (whether by operation of a sinking fund or otherwise), at the option of any Person other than the Company or upon the occurrence of a condition not solely within the control of the Company (such as a redemption required to be made out of future earnings) nor (2) convertible into any other Indebtedness or capital stock of the Company that may be so retired, extinguished or converted, in the case of clause (1) or (2) above, at any time before the date that is two years after the Commitment Termination Date as in effect at the time of the incurrence, issuance or sale of such Subordinated Debt and (y) shall have terms of subordination no less favorable to the Banks than the terms of subordination of the Company's 9-7/8% Senior Subordinated Debentures due 2023; and PROVIDED FURTHER, that the Company shall (i) prior to the issuance of any New Subordinated Debt, provide notice to the Agent of the proposed issuance thereof and (ii) as soon as available, provide to the Agent copies of the Subordinated Debt Instruments governing such New Subordinated Debt.


          "NEW SUBSIDIARY" shall mean any Person which becomes a Subsidiary of the Company after the Effective Date.

          "NEW UNRESTRICTED SUBSIDIARY" shall mean any New Subsidiary designated as an Unrestricted Subsidiary.

          "NOTES" shall mean the Term Notes and the Revolving Credit Notes.

          "NYC PREFERENTIAL PAYMENTS" shall mean the preferential distributions made or to be made to Dolan by Cablevision NYC MLP pursuant to Section 6.4(a) of the partnership agreement of Cablevision NYC MLP.

          "NYC REDEMPTION PRICE" shall mean the amounts payable for the purchase or redemption of the interests of Dolan (or his successor) in Cablevision NYC MLP pursuant to Section 6.1 of the Purchase and Reorganization Agreement, dated as of December 20, 1991, between the Company and Dolan, as amended to the date hereof, it being understood that the NYC Redemption Price will not include any NYC Preferential Payments.

          "OBLIGATIONS" shall mean, collectively, the obligations of the Company hereunder in respect of the principal of and interest on the Loans and in respect of Bank Letters of Credit,

Letter of Credit Liabilities, and all obligations in respect of fees and other amounts payable by the Company hereunder.

          "OPERATING CASH FLOW" shall mean, for any period, the following for the Company and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles:
(i) aggregate operating revenues MINUS (ii) aggregate operating expenses (including technical, programming, sales, selling, general administrative expenses and salaries and other compensation, in each case net of amounts allocated to Affiliates, paid to any general partner, director, officer or employee of the Company or any Restricted Subsidiary, but excluding interest, depreciation and amortization and compensation in respect of the Company's employee incentive stock programs (not to exceed in the aggregate for any calendar year 7% of the Operating Cash Flow for the previous calendar year) and, to the extent otherwise included in operating expenses, any losses resulting from a writeoff or writedown of Investments by the Company or any Restricted Subsidiary in Affiliates); provided, however, that for purposes of determining Operating Cash Flow, there shall be excluded (x) all management fees paid to the Company or any Restricted Subsidiary during such period by any Unrestricted Subsidiary other than any such fees paid in cash to the extent not in excess of 3% of Operating Cash Flow as determined without including any such fees and (y) the amortization of deferred installation income.

          "PARTICIPATION AGREEMENT" shall have the meaning given to such term in
Section 12.06(c) hereof.

          "PAYOR" shall have the meaning given to such term in Section 4.04 hereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERMITTED LIENS" shall mean, with respect to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or Leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be prosecuting appeal or other proceedings for review (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (iii) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (iv) Liens in favor of issuers of performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business (but only if junior to the Liens created by the Security Documents); (v) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of such Person; or (vi) any Lien on any Margin Stock.

          "PERMITTED RESTRICTED SUBSIDIARY TRANSACTION" shall mean any transaction by which any Restricted Subsidiary shall (i) pay dividends or make any distribution on its capital stock or other equity securities or pay any of its Indebtedness owed to any other Restricted Subsidiaries, (ii) make any loans or advances to any other Restricted Subsidiaries or (iii) transfer any of its properties or assets to any other Restricted Subsidiaries.

          "PERSON" shall mean an individual, a corporation, a partnership, a joint venture or adventure, a trust or estate or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, or any other legal entity.

          "PLAN" shall mean, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by the Company or an ERISA Affiliate or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company or an ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions.

          "POLE RENTAL LEASES" shall mean Leases under which the Company and the Restricted Subsidiaries have the right to use telephone or utility poles, conduits or trenches for the purpose of supporting or housing cables of the respective systems.

          "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount payable by the Company under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to 2% above the Base Rate as in effect from time to time PLUS the Applicable Margin for Base Rate Loans; provided that, if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period commencing on the due date and ending on the last day of the Interest Period therefor, 2% above the interest rate for such Loan for such Interest Period as provided in Section 3.03 hereof, and thereafter the rate provided for above in this definition and; provided further, that if such amount in default is any Reimbursement Obligation, the "Post-Default Rate" for such Reimbursement Obligation shall be a rate per annum equal to 2 and 3/4% above the Base Rate as in effect from time to time.

          "PREDECESSOR AGENTS" shall mean Chase, in its capacity as "Agent" under the Chase Credit Agreement, Citibank, in its capacity as "Administrative Agent" under the 1988 Agreement and the 1990 Agreement, and The Toronto-Dominion Bank Trust Company, in its capacity as "Security Agent" under the 1988 Agreement, the 1990 Agreement and the Security Agreement.

          "PROGRAMMING COMPANIES" shall mean, collectively, the Persons set forth on SCHEDULE 1.01(IV) hereto, and any New Unrestricted Subsidiary designated as a Programming Company.

          "PROHIBITED TRANSACTION" shall mean a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under
Section 4975 of the Code or Section 408 of ERISA.

          "PROPOSED BANK" shall have the meaning given to such term in Section 12.06(h) hereof.

          "QUARTER" shall mean a fiscal quarterly period of the Company.

          "QUARTERLY DATES" shall mean the last day of each March, June, September and December, the first of which shall be on December 31, 1994, provided that, if any such day is not a Business Day, the relevant Quarterly Date shall be the next succeeding Business Day.

          "REFERENCE BANKS" shall mean The Toronto-Dominion Bank (New York Branch) and The Bank of New York.

          "REFUNDING PROCEEDS" shall mean, with respect to any New Subordinated Debt or any New Preferred Stock of the Company, (i) the Net Cash Proceeds thereof, but only to the extent that the Company purchases, acquires, redeems, retires, pays or prepays Subordinated Debt, any obligations of the Company under any Guarantee permitted under Section 9.12(x) hereof or preferred stock of the Company (other than, in the case of Net Cash

Proceeds of New Subordinated Debt, New Preferred Stock as to which notice had been given pursuant to Section 9.16(ix)(A) hereof) with such Net Cash Proceeds immediately upon receipt thereof or (ii) the proceeds of Revolving Credit Loans reborrowed by the Company in an aggregate amount not to exceed other Revolving Credit Loans that were prepaid with the Net Cash Proceeds of such New Subordinated Debt or New Preferred Stock of the Company, but only to the extent that the Company purchases, acquires, redeems, retires, pays or prepays Subordinated Debt, any obligations of the Company under any Guarantee permitted under Section 9.12(x) hereof or preferred stock of the Company (other than, in the case of any Revolving Credit Loans that were repaid with Net Cash Proceeds of New Subordinated Debt, New Preferred Stock as to which notice had been given pursuant to Section 9.16(ix)(A) hereof) with such reborrowed amounts at any time within the period ending (A) if such reborrowed amounts were prepaid with Net Cash Proceeds of New Subordinated Debt, 75 days after the date of the incurrence, issuance or sale of such New Subordinated Debt and (B) if such reborrowed amounts were prepaid with Net Cash Proceeds of such New Preferred Stock of the Company, one year after the incurrence, issuance or sale of such New Preferred Stock.

          "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATION G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATORY CHANGE" shall mean, with respect to any Bank, any change on or after the Effective Date in United States Federal, state or foreign laws or regulations (including Regulation D) or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States Federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "REIMBURSEMENT OBLIGATIONS" shall mean the obligations of the Company then outstanding to reimburse the Banks for the amount paid by the Banks in respect of any drawing under a Syndicated Letter of Credit.

          "REPORTABLE EVENT" shall mean (i) any of the events set forth in
Section 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) of ERISA or the regulations thereunder, (ii) an event requiring the Company or any ERISA Affiliate to provide security to a Plan under Section 401(a)(29) of the Code and (iii) any failure to make payments required by Section 412(m) of the Code if such failure continues for 30 days following the due date for any required installment.

          "REQUIRED PAYMENT" shall have the meaning given to such term in
Section 4.04 hereof.

          "REQUIRED PRINCIPAL PAYMENTS" shall mean for any period an amount equal to the aggregate of (i) scheduled principal payments required to be made pursuant to Section 3.02(a) hereof during such period in respect of the Term Loans, (ii) the excess, if any, of the aggregate amount of Revolving Credit Loans outstanding at the beginning of such period over the Total Revolving Credit Commitment at the end of such period and (iii) the excess, if any, of the aggregate amount of CNJ Loans outstanding at the beginning of such period over the CNJ Total Commitment at the end of such period.

          "RESERVE REQUIREMENT" shall mean, for any Eurodollar Loans of any Bank for any Interest Period, the rate at which such Bank actually is required to maintain reserves (including any marginal, supplemental or emergency reserves) during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves actually required to be maintained by such Bank by reason of any Regulatory Change against (A) any category of liabilities which includes deposits by reference to which the Eurodollar Base Rate for such Eurodollar Loans is to be determined as provided in the definition of "Eurodollar Base Rate" in this
Section 1.01 or (B) any category of extensions of credit or other assets which include Eurodollar Loans.

          "RESTRICTED PAYMENTS" shall mean direct or indirect distributions, dividends or other payments by the Company or any Restricted Subsidiary on account of (including, without limitation, sinking fund or other payments on account of the redemption, retirement, purchase or acquisition of) any general or limited partnership or joint venture interest in, or any capital stock of, the Company or such Restricted Subsidiary, as the case may be (whether made in cash, property or other obligations), other than (i) any such distributions, dividends and other payments made by the Company or one Restricted Subsidiary to the Company or another Restricted Subsidiary in respect of such interest in or stock of the former held by the latter or (ii) distributions of any or all of the stock of the Adams-Russell Companies or RPH.

          "RESTRICTED SUBSIDIARIES" shall mean the Persons set forth on
SCHEDULE 1.01(V) hereto and any New Restricted Subsidiary.

          "REVOLVING CREDIT COMMITMENT" shall mean, as to each Bank, the amount set forth opposite its name on the signature pages hereto under the heading "Revolving Credit Commitment" (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "REVOLVING CREDIT LOANS" shall mean the Loans made pursuant to Section 2.01(b) hereof.

          "REVOLVING CREDIT NOTES" shall mean the promissory notes evidencing the Revolving Credit Loans provided for by Section 2.06(a) hereof.

          "REVOLVING CREDIT REDUCTION AMOUNT" shall have the meaning given to such term in Section 2.04(a)(ii) hereof.

          "RPH" shall mean Rainbow Programming Holdings, Inc., a New York corporation.

          "SCHEDULED REVOLVING CREDIT REDUCTION DATE" shall have the meaning given to such term in Section 2.04(a)(ii) hereof.

          "SCHEDULED TERM REDUCTION DATE" shall have the meaning given to such term in Section 2.04(a)(i) hereof.

          "SEC REPORTS" shall mean the Form 10-K Annual Report of the Company for the fiscal year ended December 31, 1993, as amended by Amendments No. 1, 2, and 3 on Form 10-K/A, dated April 12, April 29, and September 28, 1994, respectively, the Form 10-Q Quarterly Reports of the Company for the periods ended March 31, 1994 and June 30, 1994 and the Current Report of the Company on Form 8-K, dated September 23, 1994.

          "SECURED PARTIES" shall have the meaning given to such term in the Security Agreement.

          "SECURING PARTIES" shall have the meaning given to such term in the Security Agreement.

          "SECURITY AGENT" shall mean Toronto Dominion (Texas), Inc., in its capacity as Security Agent under the Security Agreement and its successors in such capacity.

          "SECURITY AGREEMENT" shall mean the Third Amended and Restated Security Agreement among the Securing Parties and the Security Agent dated as of July 15, 1988, as amended and in effect from time to time.

          "SECURITY DOCUMENTS" shall mean the Security Agreement, the Connecticut Security Documents and the Connecticut Consent.

          "SUBORDINATED DEBT" shall mean (i) $275,000,000 principal amount of the Company's 10 3/4% Senior Subordinated Debentures due 2004, (ii) $200,000,000 principal amount of the Company's 14% Senior Subordinated Reset Debentures due November 15, 2003, (iii) $150,000,000 principal amount of the Company's 9-7/8% Senior Subordinated Debentures due 2023, (iv) $200,000,000 principal amount of the Company's 9-7/8% Senior Subordinated Debentures due 2013, (v) any New Subordinated Debt and (vi) any other Indebtedness of the Company incurred after the Effective Date that is subordinated to all Obligations and obligations of the Company in respect of Interest Swap Agreements.

          "SUBORDINATED DEBT INSTRUMENTS" shall mean, collectively, the respective notes and debentures evidencing, and indentures and other agreements governing, any Subordinated Debt.

          "SUBSCRIBERS' CERTIFICATE" shall mean a certificate of a senior financial executive of the Company in substantially the form of EXHIBIT C hereto.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, joint venture or adventure, trust or estate:

          (a) in the case of a corporation, of which a majority of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

          (b) in the case of a partnership or joint venture, in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests; or

          (c) in the case of a trust or estate, the beneficial interest of such trust or estate is at the time directly or indirectly owned by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "SYNDICATED LETTERS OF CREDIT" shall have the meaning given to such term in Section 2.03(a) hereof.

          "SYNDICATED LETTERS OF CREDIT COMMITMENT" shall have the meaning given to such term in Section 2.03(a)(i) hereof.

          "TD" shall mean The Toronto-Dominion Bank, Grand Cayman Islands Branch, B.W.I.

          "TERM COMMITMENT" shall mean, as to each Bank, the amount set forth opposite its name on the signature pages hereto under the heading "Term Commitment" (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "TERM LOANS" shall mean the Loans made pursuant to Section 2.01(a) hereof.

          "TERM NOTES" shall mean the promissory notes evidencing the Term Loans provided for by Section 2.06(a) hereof.

          "TERM REDUCTION AMOUNT"  shall have the meaning given to such term in
Section 2.04(a)(i) hereof.

          "TERMINATION EVENT" shall mean (i) a Reportable Event, (ii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate a Plan under Section 4042 of ERISA or (iv) the appointment of a trustee to administer any Plan under
Section 4042 of ERISA.

          "TOTAL AVAILABLE REVOLVING CREDIT COMMITMENT" shall mean, as of any date, the Total Revolving Credit Commitment as of such date MINUS (I) an amount equal to the excess of (i) the aggregate Net Cash Proceeds to be used as specified in all notices given by the Company to the Agent in accordance with Sections 2.04(c)(i)(A)(y) or 2.04(c)(i)(B) hereof over (ii) the sum of (x) the aggregate amount of all reductions of the Total Commitment required by reason of the first proviso of Section 2.04(c)(i)(A) or the provisos to Section 2.04(c)(i)(B) with respect to such Net Cash Proceeds, (y) the aggregate amount of Refunding Proceeds of New Subordinated Debt that are such by virtue of clause
(i) of the definition of "Refunding Proceeds" in this Section 1.01 and (z) the aggregate amount of Revolving Credit Loans (including the Revolving Credit Loans requested to be made on such date) the proceeds of which have been or, upon the making thereof, will be used for the purposes specified in such notices in accordance with such Sections, (II) the CNYC Reserved Amount and (III) the excess of the CNYC Restricted Amount over the aggregate amount of Revolving Credit Loans (including the Revolving Credit Loans requested to be made on such date) the proceeds of which have been or, upon the making thereof, will be used by the Company or any Restricted Subsidiary to make an Investment in Cablevision NYC Partnership PROVIDED that the proceeds of such Investment are not applied to the NYC Preferential Payments or the NYC Redemption Price.

          "TOTAL COMMITMENT" shall mean at any time the aggregate amount of the Total Term Commitment and the Total Revolving Credit Commitment (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "TOTAL DEBT EXPENSE" shall mean, for any period, Total Interest Expense for such period PLUS an amount equal to the aggregate amount of Required Principal Payments for such period and all other scheduled payments of principal on other Indebtedness of the Company and the Restricted Subsidiaries (on a consolidated basis) during such period (including, but not limited to, the principal portion paid with respect to Capital Lease Obligations, but excluding
(i) scheduled payments of principal on Subordinated Debt to the extent such payments are made with Refunding Proceeds, (ii) all obligations under any Guarantee permitted under subparagraph (ix) of Section 9.12 hereof, (iii) all obligations under any Guarantee permitted under subparagraph (x) or (xi)(B) of
Section 9.12 hereof to the extent the obligation under any such Guarantee was paid in common stock of the Company or with Refunding Proceeds) and (iv) all scheduled payments of principal under the CNYC Agreement.

          "TOTAL FIXED CHARGES" shall mean, for any period, Total Debt Expense for such period PLUS (i) all dividends and other distributions in respect of preferred stock of the Company (other than the Company's 8% Series C Preferred Stock) during such period, (ii) any cash payments paid in respect of the NYC Preferential Payments and the NYC Redemption Price during such period and (iii) all payments on account of the redemption, retirement or extinguishment in whole or in part (whether by operation of a sinking fund or otherwise) of any preferred stock of the Company (other than the Company's 8% Series C Preferred Stock), excluding any such payments to the extent made with Refunding Proceeds.

          "TOTAL INTEREST EXPENSE" shall mean, for any period, the sum of (i) the aggregate amount of interest accrued during such period in respect of Indebtedness (including the interest component of rentals in respect of Capital Lease Obligations and including discount in respect of Subordinated Debt) of the Company and the Restricted Subsidiaries (determined on a consolidated basis), other than (x) obligations under any Guarantee permitted under subparagraph (ix) of Section 9.12 hereof and (y) obligations under any Guarantee permitted under subparagraph (x) or (xi)(B) of Section 9.12 hereof to the extent that such obligation was paid (a) in common stock of the Company or (b), in the case of such subparagraph (x) of Section 9.12, in cash in an amount which in the aggregate with all other cash payments made in respect of such guaranteed obligation does not exceed $14,000,000, (ii) the aggregate amount of fees accrued in respect of the Syndicated Letters of Credit and Bank Letters of Credit hereunder and the CNYC Letters of Credit under the CNYC Agreement during such period and (iii) the aggregate amount of Commitment Fees accrued hereunder, CNJ Commitment Fees accrued under the CNJ Agreement and CNYC Commitment Fees accrued under the CNYC Agreement during such period, in each of the cases (i),
(ii) and (iii) above after giving effect to the adjustments to such interest or fees, if any, required by the CSC/CNYC Adjustment Agreement, as if such interest and fees were payable as of the end of such period. For purposes hereof, the amount of interest accrued in respect of Indebtedness for any period shall be increased (to the extent not already treated as interest expense or income, as the case may be) by the excess, if any, of amounts payable by the Company arising under any Interest Swap Agreements during such period over amounts receivable by the Company thereunder (or reduced by the excess, if any, of such amounts receivable over such amounts payable) and interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capital Lease Obligation in accordance with generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13).

          "TOTAL REVOLVING CREDIT COMMITMENT" shall mean at any time the aggregate amount of the Revolving Credit Commitments of all the Banks (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "TOTAL TERM COMMITMENT" shall mean at any time the aggregate amount of the Term Commitments of all the Banks (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "UCP" shall mean the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500, as the same may be amended and in effect from time to time.

          "UNRESTRICTED SUBSIDIARIES" shall mean the Persons set forth on
SCHEDULE 1.01(vi) hereto and any New Unrestricted Subsidiaries.

          "WARRANT NOTE" shall mean the Senior Subordinated Promissory Note, dated September 28, 1984, executed and delivered by Cablevision Company (predecessor to the Company) to Cablevision Systems Development Company.

          Section 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect on December 31, 1993, applied on a consolidated basis consistent with the audited financial statements of the Company referred to in Section 8.04 hereof. To enable the ready determination of compliance by the Company with the various covenants set forth in Article IX hereof, the Company agrees that the fiscal year of itself and each Restricted Subsidiary shall end each year on December 31 and the first three Quarters in each year shall end on March 31, June 30 and September 30, respectively.

          Except as otherwise defined herein, all capitalized terms which are used in this Agreement and which are defined in the Security Agreement shall have the respective meanings assigned to such terms in the Security Agreement.

                                   ARTICLE II

                           LOANS AND LETTERS OF CREDIT

          Section 2.01 LOANS. Each Bank severally agrees, on the terms and conditions set forth in this Agreement:

          (a) TERM LOANS. During the period commencing on the Effective Date and ending on the thirty-first day following the first Business Day immediately succeeding the Effective Date, to make up to three Term Loans to the Company in an aggregate amount not to exceed its Term Commitment, provided that the aggregate principal amount of such Bank's outstanding Term Loans shall at no time exceed its Term Commitment.

          (b) REVOLVING CREDIT LOANS. On or after the Effective Date, to make one or more Revolving Credit Loans from time to time on any Business Day prior to the Commitment Termination Date in an aggregate principal amount not to exceed at any time outstanding such Bank's Revolving Credit Commitment, provided that at no time shall the aggregate outstanding principal amount of all Revolving Credit Loans, together with the aggregate outstanding principal amount of the Letter of Credit Liabilities, exceed the Total Available Revolving Credit Commitment.

          (c) TYPES OF LOANS. The Loans, at the option of the Company, may be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Loans of any permitted type, or any combination thereof; PROVIDED, HOWEVER, that each borrowing of Loans shall be in an aggregate amount equal to $500,000 or an integral multiple of $250,000 in excess thereof.

          Section 2.02 MANNER OF BORROWING; CONVERSION AND CONTINUATION. (a) NOTICE OF BORROWING. The Company shall give the Agent (which shall promptly notify the Banks) notice of each borrowing of the Term Loans hereunder substantially in the form of SCHEDULE 2.02(a)(i) hereto and notice of each borrowing of Revolving Credit Loans hereunder substantially in the form of
SCHEDULE 2.02(a)(ii) hereto, which notices shall be irrevocable and effective only upon receipt by the Agent, shall specify the aggregate amount, the type or types and date of the Loans to be borrowed and (in the case of Eurodollar Loans) the duration of the Interest Period therefor and shall be given not later than 11:00 a.m. New York time on the day which is not less than the number of Business Days prior to the date of such borrowing specified below:

          TYPE                NUMBER OF BUSINESS DAYS

          Base Rate Loan                1
          Eurodollar Loan               3

Notwithstanding the foregoing, any notice given by the Company to the Agent under this Section 2.02(a) may be given orally by telephone and confirmed in writing within one Business Day. In the case of any discrepancies between oral and written notices received by the Agent, the oral notice shall be effective as understood in good faith by the Agent.

          (b) FUNDING. Not later than 11:00 a.m. New York time on the date specified for each borrowing hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Agent in immediately available funds, for the account of the Company. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company designated by the Company or by wiring the same, in immediately available funds, to any account specified by the Company in its notice of borrowing.

          (c) CONVERSION AND CONTINUATION. (i) All or any part of the principal amount of any Loan may, on any Business Day, be converted into another type or types of Loan, except that Eurodollar Loans may be converted only on the last day of the applicable Interest Period.

            (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Eurodollar Loans of any type. Each Eurodollar Loan shall continue as a Eurodollar Loan until the end of the then current Interest Period therefor, at which time it shall be automatically converted into a Base Rate Loan unless the Company shall have given the Agent notice in accordance with Section 2.02(c)(iv) hereof requesting either that such Eurodollar Loan continue as a Eurodollar Loan of such type for another Interest Period or that such Eurodollar Loan be converted into a Eurodollar Loan of another type at the end of such Interest Period.

           (iii) Notwithstanding anything to the contrary contained in Section 2.02(c)(i) or (ii) hereof, during an Event of Default, the Agent shall, at the direction of the Majority Banks, notify the Company that Loans may only be converted into or continued as Loans of certain specified types and, thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any type other than one or more of such specified types.

            (iv) The Company shall give the Agent (which shall promptly notify the Banks) notice of each conversion or continuation of Loans hereunder substantially in the form of

SCHEDULE 2.02(c) hereto, which notices shall be irrevocable and effective only upon receipt by the Agent, shall specify (x) the aggregate amount and the type of the Loans to be converted or continued and (in the case of Eurodollar Loans) the duration of the Interest Period therefor, (y) the requested date of such conversion or continuation and (z) the amount and type or types of Loans into which such Loans are to be converted or as which such Loans are to be continued, and shall be given not later than 11:00 a.m. New York time on the day which is not less than the number of Business Days prior to the date of such conversion or continuation into or as the type of Loans specified below:

               TYPE           NUMBER OF BUSINESS DAYS

          Base Rate Loan                1
          Eurodollar Loan               3


Notwithstanding the foregoing, any notice given by the Company to the Agent under this Section 2.02(c)(iv) may be given orally by telephone and confirmed in writing within one Business Day. In the case of any discrepancies between oral and written notices received by the Agent, the oral notice shall be effective as understood in good faith by the Agent.


          Section 2.03  LETTERS OF CREDIT.

          (a) SYNDICATED LETTERS OF CREDIT. Subject to the terms and conditions hereof, TD shall issue for the account of the Company one or more letters of credit (the "Syndicated Letters of Credit"). The following provisions shall apply to the Syndicated Letters of Credit:

               (i) The Syndicated Letters of Credit Commitment shall be an amount equal to the lesser of (x) $50,000,000 less the aggregate amount of Reimbursement Obligations then outstanding and (y) the Total Available Revolving Credit Commitment less the aggregate principal amount of the Revolving Credit Loans and Reimbursement Obligations then outstanding.

              (ii) The Syndicated Letters of Credit (A) shall each have a minimum face amount at least equal to $25,000, (B) shall have an aggregate undrawn face amount not in excess of the Syndicated Letters of Credit Commitment, (C) shall each have a term not in excess of one year, (D) may, at the sole option of TD, be renewable, (E) shall not extend beyond the Commitment Termination Date and (F) shall be utilized for general business purposes.

             (iii) The Company shall give the Agent at least five Business Days' prior notice (effective upon receipt) specifying the date each Syndicated Letter of Credit is to be issued and attaching a completed form of such Syndicated Letter of Credit and a description of the nature of the transactions proposed to be supported thereby. Upon receipt of such notice the Agent shall notify each Bank of the contents thereof.

              (iv) Upon the date of issuance of each Syndicated Letter of Credit, TD shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from TD an undivided and continuing participation, to the extent of such Bank's Commitment Percentage with respect to Syndicated Letters of Credit, in such Syndicated Letter of Credit.

               (v) Upon receipt from the beneficiary of any Syndicated Letter of Credit of any demand for payment under such Syndicated Letter of Credit, TD shall promptly notify the Company as to the amount to be paid as a result of such demand and the respective payment date.

              (vi) Each Bank shall promptly, upon demand by TD, remit to TD, through the Agent, its pro rata share of the payment made by TD together with interest thereon for each day from the day of demand through the day of payment at a rate equal to the Federal Funds Rate. TD shall promptly remit to each Bank, through the Agent, such Bank's pro rata share of any payment received by TD to the extent that such Bank has reimbursed TD in accordance with this clause (vi).

             (vii) The Company shall not later than noon New York time on the date of payment of each drawing, reimburse TD, through the Agent, for any amounts paid by TD under any Syndicated Letter of Credit.

            (viii) The Company will pay to the Agent for the account of each Bank a letter of credit fee on such Bank's Commitment Percentage with respect to Revolving Credit Loans of the daily average undrawn face amount of each Syndicated Letter of Credit for the period from and including the date of issuance thereof to and including the date of expiration or termination thereof at a rate per annum equal to the Applicable Margin which would then be in effect for Eurodollar Loans, such fee to be paid quarterly in arrears on each Quarterly Date.

               (ix) On each day during the period commencing with the issuance by the Banks of any Syndicated Letter of Credit and until such Syndicated Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Bank shall be deemed to be utilized for all purposes hereof in an amount equal to such Bank's Commitment Percentage with respect to Revolving Credit Loans of the then undrawn face amount of such Syndicated Letter of Credit.

               (x) The issuance by TD of each Syndicated Letter of Credit shall, in addition to the conditions precedent set forth in Sections 7.01 and 7.02 hereof, be subject to the conditions precedent that such Syndicated Letter of Credit shall be completed in such form as shall be satisfactory to TD in its sole discretion and that the Company shall have executed and delivered such other instruments and agreements relating to such Syndicated Letter of Credit as TD shall have requested.

             (xi) Each of the parties hereto hereby agrees that the Syndicated Letters of Credit issued by Citibank under the 1990 Agreement prior to the Effective Date (as defined in the 1992 Agreement), including any renewals thereof and extensions thereto, shall constitute Syndicated Letters of Credit for all purposes of this Agreement, provided that, with respect to such Syndicated Letters of Credit, references to TD in this Section 2.03(a) shall be deemed to be references to Citibank.

          (b) BANK LETTERS OF CREDIT. Subject to the terms and conditions hereof, any Bank may from time to time in its sole discretion, upon the request of the Company, elect to issue for the account of the Company one or more letters of credit (the "Bank Letters of Credit"). The following provisions shall apply to the Bank Letters of Credit:

               (i) The Bank Letters of Credit (A) shall have an aggregate face amount not in excess of $10,000,000 and (B) shall not extend beyond the Commitment Termination Date.

              (ii) Upon receipt from the beneficiary of any Bank Letter of Credit of any demand for payment under such Bank Letter of Credit, such Bank shall promptly notify the Company as to the amount to be paid as a result of such demand and the respective payment date.

             (iii) The Company shall immediately upon such drawing reimburse each Bank issuing a Bank Letter of Credit for any amounts paid by such Bank upon any drawing under any Bank Letter of Credit.

              (iv) The issuance by any Bank of each Bank Letter of Credit shall, in addition to the conditions precedent set forth in Sections 7.01 and 7.02 hereof, be subject to the conditions precedent that such Bank Letter of Credit be in such form, contain such terms and support such transactions as shall be satisfactory to such Bank and that the Company shall have executed and delivered such other instruments and agreements relating to such Bank Letter of Credit as such Bank shall have requested.

          (c) REIMBURSEMENT OF COSTS AND EXPENSES. The Company agrees to reimburse the Agent, the Banks and TD for any costs and expenses incurred by such parties in connection with the preparation of any Syndicated Letter of Credit or Bank Letter of Credit pursuant to a notice from the Company which notice was revoked.

          Section 2.04  REDUCTIONS AND CHANGES OF COMMITMENTS.

          (a) SCHEDULED REDUCTIONS. (i) SCHEDULED REDUCTIONS TO TOTAL TERM COMMITMENT. Subject to the adjustments described in Section 2.04(d)(i) hereof, the Total Term Commitment shall be automatically reduced on each Quarterly Date falling on or nearest to the date specified in column (x) below (each such Quarterly Date, a "Scheduled Term Reduction Date") by the Dollar amount specified in column (y) below opposite such date (the "Term Reduction Amount"):

         (x)                                   (y)

    QUARTERLY DATE                            TERM
FALLING ON OR NEAREST TO                  REDUCTION AMOUNT


June 30, 1997                                 $22,500,000
September 30, 1997                            $22,500,000
December 31, 1997                             $22,500,000
March 31, 1998                                $28,125,000
June 30, 1998                                 $28,125,000
September 30, 1998                            $28,125,000
December 31, 1998                             $28,125,000
March 31, 1999                                $37,500,000
June 30, 1999                                 $37,500,000
September 30, 1999                            $37,500,000
December 31, 1999                             $37,500,000
March 31, 2000                                $37,500,000
June 30, 2000                                 $37,500,000
September 30, 2000                            $37,500,000
December 31, 2000                             $37,500,000
March 31, 2001                                $37,500,000
June 30, 2001                                 $37,500,000
September 30, 2001                            $37,500,000
December 31, 2001                             $37,500,000
March 31, 2002                                $18,750,000
June 30, 2002                                 $18,750,000
September 30, 2002                            $18,750,000
December 31, 2002                             $18,750,000
March 31, 2003                                $22,500,000
June 30, 2003                                 $22,500,000

The Total Term Commitment shall be reduced to zero on the Commitment Termination Date.

         (ii) SCHEDULED REDUCTIONS TO TOTAL REVOLVING CREDIT COMMITMENT. Subject to the adjustments described in Section 2.04(d)(ii) hereof, the Total Revolving Credit Commitment shall be automatically reduced on each Quarterly Date falling on or nearest to the date specified in column (x) below (each such Quarterly Date, a "Scheduled Revolving Credit Reduction Date") by the Dollar amount specified in column (y) below opposite such date (the "Revolving Credit Reduction Amount"):

          (x)                            (y)

    QUARTERLY DATE
FALLING ON OR NEAREST TO   REVOLVING CREDIT REDUCTION AMOUNT

December 31, 1996                      $10,500,000
March 31, 1997                          $6,500,000
June 30, 1997                           $6,500,000
September 30, 1997                      $6,500,000
December 31, 1997                       $6,500,000
March 31, 1998                         $13,000,000
June 30, 1998                          $13,000,000
September 30, 1998                     $13,000,000
December 31, 1998                      $13,000,000
March 31, 1999                         $19,375,000
June 30, 1999                          $19,375,000
September 30, 1999                     $19,375,000
December 31, 1999                      $19,375,000
March 31, 2000                         $26,000,000
June 30, 2000                          $26,000,000
September 30, 2000                     $26,000,000
December 31, 2000                      $26,000,000
March 31, 2001                         $33,750,000
June 30, 2001                          $33,750,000
September 30, 2001                     $33,750,000
December 31, 2001                      $33,750,000
March 31, 2002                         $41,500,000
June 30, 2002                          $41,500,000
September 30, 2002                     $41,500,000
December 31, 2002                      $41,500,000
March 31, 2003                         $52,000,000
June 30, 2003                          $52,000,000.

The Total Revolving Credit Commitment shall be reduced to zero on the Commitment Termination Date.

          (b) OPTIONAL REDUCTIONS AND TERMINATIONS. The Company shall have the right to terminate or reduce the unutilized Total Revolving Credit Commitment at any time or from time to time, provided that (i) the Company shall give notice of each such termination or reduction to the Agent at least two Business Days prior thereto and (ii) each partial reduction thereof shall be in an aggregate amount at least equal to $5,000,000.

          (c) SPECIAL MANDATORY REDUCTIONS. (i) The Total Commitment shall be automatically reduced (such reduction to be applied first to the Total Term Commitment and then to the Total Revolving Credit Commitment) upon:

               (A) the date of the incurrence, issuance or sale of any New Subordinated Debt, by an amount equal to the excess, if any, of (x) the Net Cash Proceeds of such New Subordinated Debt over (y) the portion of such Net Cash Proceeds of such New Subordinated Debt that, as specified in a notice from the Company to the Agent, shall, no later than the expiration of the period ending 75 days after the date of such incurrence, issuance or sale of such New Subordinated Debt, constitute Refunding Proceeds of such Subordinated Debt; PROVIDED, HOWEVER, that if, upon such expiration, all or any portion of such Net Cash Proceeds specified in such notice shall not so constitute Refunding Proceeds, then the Total Commitment shall be automatically reduced on the day immediately following the date of such expiration by the amount of such Net Cash Proceeds that shall not so constitute Refunding Proceeds; and PROVIDED FURTHER, HOWEVER, that no such reduction shall be required as the result of the issuance, incurrence or sale of any New Subordinated Debt to the extent that the Net Cash Proceeds of such New Subordinated Debt, together with the Net Cash Proceeds of all other New Subordinated Debt incurred, issued or sold on or after the Effective Date that do not constitute Refunding Proceeds, do not exceed $200,000,000;

               (B) the date of any sale, transfer or other disposition of the types permitted by subparagraph (v) of Section 9.15(a) hereof, by an amount equal to the excess of the Net Cash Proceeds thereof over all or any portion of such Net Cash Proceeds that will be used, as specified in a notice from the Company to the Agent, for an acquisition permitted under
     Section 9.15(b)(iii) hereof; PROVIDED, HOWEVER, that (x) if the Company shall not have entered into a binding purchase agreement with respect to such acquisition on or before the date that is six months after the date of such disposition, the Total Commitment shall be automatically reduced on such date by the Net Cash Proceeds specified in such notice; and PROVIDED FURTHER, HOWEVER, that if the Company shall have entered into a binding purchase agreement within six months after the date of such disposition, but does not complete such acquisition within nine months of signing such binding purchase agreement, the Total Commitment shall automatically be reduced on the last day of such nine-month period by the Net Cash Proceeds specified in such notice and (y) the aggregate amount of Net Cash Proceeds specified in all such notices given under this paragraph (B) MINUS the aggregate amount of reductions under clause (x) above shall not exceed $75,000,000; and

               (C) receipt by the Agent of the notice referred to in clause (A) of the first proviso contained in Section 9.16(ix) hereof, by an amount equal to 50% of the amount specified by the Company in such notice.

            (ii) On any day on which the Total Term Commitment is greater than the aggregate principal amount of the Term Loans outstanding on such day, the Total Term Commitment shall be automatically reduced to an amount equal to such aggregate outstanding principal amount.

          (d) ADJUSTMENTS. (i) ADJUSTMENTS TO SCHEDULED TERM REDUCTION. Upon any reduction of the Total Term Commitment pursuant to Section 2.04(c) hereof on any date, the schedule set forth in Section 2.04(a)(i) hereof shall be adjusted, after giving effect to any prior adjustments thereto pursuant to this Section 2.04(d)(i), by reducing the Term Reduction Amount set forth in column (y) of such schedule opposite each Scheduled Term Reduction Date occurring after such date by an amount equal to (x) the amount of such reduction of the Total Term Commitment effected pursuant to Section 2.04(c) hereof multiplied by (y) a fraction, the numerator of which is such Term Reduction Amount as then in effect and the denominator of which is the Total Term Commitment then in effect.

            (ii) ADJUSTMENTS TO SCHEDULED REVOLVING CREDIT REDUCTION. Upon any reduction of the Total Revolving Credit Commitment pursuant to Section 2.04(b) or (c) hereof on any date, the schedule set forth in Section 2.04(a)(ii) hereof shall be adjusted, after giving effect to any prior adjustments thereto pursuant to this Section 2.04(d)(ii), by reducing the Revolving Credit Reduction Amount set forth in column (y) of such schedule opposite each Scheduled Revolving Credit Reduction Date occurring after such date by an amount equal to (x) the amount of such reduction of the Total Revolving Credit Commitment effected pursuant to Section 2.04(b) or (c) hereof multiplied by (y) a fraction, the numerator of which is such Revolving Credit Reduction Amount as then in effect and the denominator of which is the Total Revolving Credit Commitment then in effect.

          (e) NO REINSTATEMENT. The Total Commitment, the Total Term Commitment and the Total Revolving Credit Commitment once terminated or reduced may not be reinstated.

          (f) PRO RATA TREATMENT. Except to the extent otherwise provided herein, (i) each reduction of the Total Term Commitment and the Total Revolving Credit Commitment shall be applied to the Commitments of the Banks pro rata in accordance with their respective Commitment Percentages with respect to their Term Commitments and their Revolving Credit Commitments, as the case may be, and
(ii) each reduction of the Total Commitment shall be applied to the Total Term Commitment and the Total Revolving Credit Commitment pro rata.

          Section 2.05 COMMITMENT FEES. The Company shall pay to the Agent for the account of each Bank a commitment fee (the "Commitment Fee") on the amount of the daily average unutilized amount of such Bank's Revolving Credit Commitment for the period from and including the earlier of (x) the Effective Date and (y) October 31, 1994 to but not including the earlier of the date such Bank's Revolving Credit Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to 3/8 of 1%. For purposes of calculating the Commitment Fee, the Revolving Credit Commitment of each Bank shall be deemed to be utilized in an amount equal to (A)(i) the aggregate outstanding principal amount of such Bank's Revolving Credit Loans PLUS (ii) such Bank's Commitment Percentage with respect to Syndicated Letters of Credit multiplied by the aggregate amount of Letter of Credit Liabilities PLUS (B) each Bank's Commitment Percentage with respect to Revolving Credit Commitments multiplied by the CNYC Reserved Amount. Accrued Commitment Fees under this Section 2.05(a) shall be payable in arrears on each Quarterly Date.

          Section 2.06 NOTES. (a) FORM OF NOTES. The Term Loans made by each Bank shall be evidenced by a single Term Note of the Company, and the Revolving Credit Loans made by each Bank shall be evidenced by a single Revolving Credit Note of the Company, in substantially the forms of EXHIBITS A(1) and A(2) hereto, respectively, each dated the Effective Date and payable to the order of such Bank in a principal amount equal to its Term Commitment and Revolving Credit Commitment, respectively, as originally in effect, and otherwise duly completed.

          (b) ENDORSEMENTS. Each Bank is hereby authorized by the Company to endorse on a schedule attached to each Note of such Bank (or any continuation thereof) the amount and date of each Loan made by such Bank to the Company hereunder, and the amount of each payment on account of principal of such Loan received by such Bank, provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Company under such Note or hereunder in respect of such Loans.

          Section 2.07 LENDING OFFICES. The Loans of each type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office set forth on SCHEDULE 2.07 for Loans of such type.

          Section 2.08 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither the Agent nor any Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Company at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall, subject to Section
10.01 hereof, be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

          Section 2.09 USE OF PROCEEDS. The proceeds of the Loans made hereunder shall be used only for the general business purposes of the Company and the Restricted Subsidiaries and for any transaction or activity in which the Company and the Restricted Subsidiaries are permitted to engage under the provisions of this Agreement. The proceeds of any extension of credit hereunder shall not be used in violation of the provisions of Section 8.07 hereof.

                                   ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST

          Section 3.01  PREPAYMENTS.

          (a) OPTIONAL PREPAYMENTS. The Company may, at any time and from time to time (subject, in the case of Eurodollar Loans, to Section 5.05 hereof), prepay Loans upon not less than two Business Days' prior notice to the Agent (which shall promptly notify the Banks), which notice shall specify the prepayment date (which shall be a Business Day), the amount of the prepayment (which shall be not less than $5,000,000) and whether Term Loans or Revolving Credit Loans are being prepaid, and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date.

          (b) MANDATORY PREPAYMENTS. (i) If, after giving effect to any termination or reduction of the Total Commitment pursuant to Section 2.04(c)(i) hereof, (A) the aggregate outstanding principal amount of the Term Loans exceeds the Total Term Commitment, the Company shall prepay Term Loans on the date of such termination or reduction in an aggregate principal amount equal to such excess or (B) the aggregate outstanding principal amount of the Revolving Credit Loans, together with the aggregate outstanding principal amount of the Letter of Credit Liabilities, exceeds the aggregate amount of the Total Available Revolving Credit Commitment, the Company shall prepay Revolving Credit Loans on the date of such termination or reduction in an aggregate principal amount equal to such excess.

              (ii) The Company shall, in the event of any reduction of the Total Revolving Credit Commitment that reduces the Total Available Revolving Credit Commitment to an amount less than the outstanding undrawn face amount of the Syndicated Letters of Credit, cause the respective beneficiaries of such Syndicated Letters of Credit to reduce such undrawn face amount to an amount not greater than the amount of the Total Available Revolving Credit Commitment as so reduced. If such reduction not promptly effected, the Company shall upon demand by the Majority Banks pay to the Agent an amount in immediately available funds equal in the aggregate to the undrawn face amount of the Syndicated Letters of Credit in excess of the Total Available Revolving Credit Commitment as so reduced to be held by the Agent in a cash collateral account as additional Collateral for the prompt payment and performance when due of the Company's Obligations under such Syndicated Letters of Credit.

             (iii) The Company shall, upon (A) the incurrence, issuance or sale of any New Subordinated Debt permitted under Section 9.11(iii) hereof, prepay Revolving Credit Loans in an amount equal to the excess, if any, of (x) the Net Cash Proceeds of such New Subordinated Debt over (y) the portion of such Net Cash Proceeds of such New Subordinated Debt that constitutes Refunding Proceeds of such New Subordinated Debt by virtue of clause (i) of the definition of "Refunding Proceeds" in Section 1.01 hereof or (B) any sale, transfer or other disposition permitted under Section 9.15(a)(v) hereof, prepay Revolving Credit Loans in an amount equal to the Net Cash Proceeds thereof, PROVIDED that no such prepayment shall be required as the result of the issuance, incurrence or sale of any New Subordinated Debt to the extent that the aggregate principal amount of such New Subordinated Debt, together with all other New Subordinated Debt incurred, issued or sold on or after the Effective Date, does not exceed $200,000,000 or to the extent of any mandatory reduction of the Total Term Commitment upon such incurrence, issuance or sale pursuant to Section 2.04(c)(i)(A) hereof. Notwithstanding anything in this Agreement to the contrary, (x) amounts prepaid from the incurrence, issuance or sale of New Subordinated Debt pursuant to clause (A) above may be reborrowed solely to the extent such reborrowed amounts constitute Refunding Proceeds of such New Subordinated Debt by virtue of clause (ii) of the definition of "Refunding Proceeds" in Section 1.01 hereof and solely to the extent that the incurrence, issuance or sale thereof has not resulted in a mandatory reduction of the Total Commitment pursuant to the first proviso to Section 2.04(c)(i)(A) hereof and (y) amounts prepaid from any sale, transfer or other disposition pursuant to clause
(B) above may be reborrowed by the Company solely for the purpose of effecting acquisitions permitted under Section 9.15(b)(iii) hereof and solely to the extent that such disposition has not resulted in a mandatory reduction of the Total Commitment pursuant to the provisos to Section 2.04(c)(i)(B) hereof.

          Section 3.02 REPAYMENT OF LOANS. (a) TERM LOANS. On each Scheduled Term Reduction Date, the Company shall pay to the Agent for the account of the Banks the excess, if any, of (i) the aggregate principal amount of the Term Loans outstanding on such Scheduled Term Reduction Date over (ii) the Total Term Commitment (after giving effect to any termination or reduction thereof pursuant to Section 2.04(a)(i) hereof) on such Scheduled Term Reduction Date, together with interest thereon accrued to such Scheduled Term Reduction Date and any amounts payable pursuant to Section 5.05 hereof in connection therewith.

          (b) REVOLVING CREDIT LOANS. On each Scheduled Revolving Credit Reduction Date, the Company shall pay to the Agent for the account of the Banks the excess, if any, of (i) the aggregate principal amount of the Revolving Credit Loans, together with the Letter of Credit Liabilities, outstanding on such Scheduled Revolving Credit Reduction Date over (ii) the Total Available Revolving Credit Commitment (after giving effect to any termination or reduction of the Total Revolving Credit Commitment pursuant to Section 2.04(a)(ii) hereof) on such Scheduled Revolving Credit Reduction Date, together with interest thereon accrued to such Scheduled Revolving Credit Reduction Date and any amounts payable pursuant to Section 5.05 hereof in connection therewith.

          Section 3.03 INTEREST. (a) The Company hereby promises to pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

               (i) if such Loan is a Base Rate Loan, the Base Rate PLUS the Applicable Margin; and

              (ii) if such Loan is a Eurodollar Loan, the Eurodollar Rate for such Loan for the Interest Period therefor PLUS the Applicable Margin.

Notwithstanding the foregoing, the Company hereby promises to pay to the Agent for the account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank, and on any other amount (including, without limitation, any Reimbursement Obligation and any obligation of the Company in respect of any Bank Letter of Credit) payable by the Company hereunder to or for the account of such Bank (but, if such amount is interest, only to the extent legally enforceable), which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

          (b) Accrued interest on each Loan shall be payable (i) on the last day of each Interest Period for such Loan (and, if such Interest Period is longer than three months (in the case of a Eurodollar Loan), on each three-month anniversary of the first day of such Interest Period) and (ii) when such Loan shall be due (whether at maturity, by reason of prepayment or acceleration or otherwise) or converted, except that interest payable at the Post-Default Rate shall be payable from time to time on demand of the Agent, the Majority Banks or any Bank in respect of its Bank Letter of Credit. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Banks and the Company thereof.

                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

          Section 4.01 PAYMENTS. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company hereunder and under the Notes shall be made in Dollars, in immediately available funds, to the Agent not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Agent, or any Bank for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Company with the Agent or such Bank, as the case may be. The Company shall, at the time of making each payment hereunder or under any Note, specify to the Agent the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (but in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole discretion, but subject to Section 4.02 hereof). Each payment received by the Agent hereunder or under any Note for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

          Section 4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) subsequent to the initial borrowing hereunder, the Term Loans and the Revolving Credit Loans shall be made by the Banks pro rata according to their respective Commitment Percentages with respect to their Term Commitments and their Revolving Credit Commitments, as the case may be; (b) each optional prepayment by the Company shall, unless the Company otherwise designates in a notice to the Agent, be applied first to amounts outstanding in respect of the Revolving Credit Loans and then to amounts outstanding in respect of the Term Loans; (c) each mandatory prepayment by the Company shall be applied to the Revolving Credit Loans and the Term Loans in accordance with Section 3.01(b) hereof; (d) each payment by the Company of principal of the Term Loans and the Revolving Credit Loans shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by the Banks PLUS, if such Loans are Revolving Credit Loans, such Banks' respective Commitment Percentages of outstanding Letter of Credit Liabilities; (e) each payment by the Company of interest on the Term Loans and the Revolving Credit Loans of a particular type shall be made to the Agent for the account of the Banks holding Loans of such type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks; and
(f) each payment of the Commitment Fee shall be made for the account of the Banks pro rata in accordance with their respective Commitment Percentages with respect to their Revolving Credit Commitments. In no event shall the Company at any time be entitled to request or receive any Revolving Credit Loans or Syndicated Letters of Credit if, after giving effect to the making or issuance thereof and the application of the proceeds thereof, the amount of any Bank's Revolving Credit Loans PLUS its Letter of Credit Liabilities would exceed such Bank's Commitment Percentage with respect to Revolving Credit Loans of the aggregate amount of Revolving Credit Loans PLUS Letter of Credit Liabilities of all Banks outstanding at such time.

          Section 4.03 COMPUTATIONS. Interest on Eurodollar Loans and fees in respect of Syndicated Letters of Credit shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans and the Commitment Fee shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, except that all interest determined on the basis of the Post-Default Rate shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day).

          Section 4.04 NON-RECEIPT OF FUNDS BY AGENT. Unless the Agent shall have been notified by a Bank or the Company (the "PAYOR") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder (or the purchase of a participation by such Bank in a Syndicated Letter of Credit) or the Company is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment if the Company or a Bank (and, if such recipient is the Company or the beneficiary of a Syndicated Letter of Credit and the Company fails to pay the amount thereof to the Agent forthwith upon such demand, the Payor) shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at the Federal Funds Rate.

          Section 4.05 SHARING OF PAYMENTS, ETC. Each of the Company and the Guarantors agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of the Company or any Restricted Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans hereunder, or any Reimbursement Obligation or obligations then outstanding in respect of Bank Letters of Credit held by such Bank hereunder, which is not paid when due (regardless of whether such balances are then due to the Company or such Guarantor), in which case it shall promptly notify the Company and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof. If a Bank shall obtain payment of any principal of or interest on any Loan made by it to the Company under this Agreement, or on any Reimbursement Obligation or obligations then outstanding in respect of Bank Letters of Credit held by such Bank hereunder, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the amounts then due hereunder by the Company to such Bank than the percentage received by other Banks, it shall promptly purchase from such other Banks participations in the Loans made, or Reimbursement Obligations or obligations then outstanding in respect of Bank Letters of Credit held, by such other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such excess payment (net of any expense which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and interest on the Loans and Reimbursement Obligations or obligations then outstanding in respect of Bank Letters of Credit held by each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Company agrees that any Bank so purchasing a participation in the Loans made, or Reimbursement Obligations or obligations then outstanding in respect of Bank Letters of Credit held, by other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.05 to share in the benefits of any recovery on such secured claim.

          Section 4.06 COMMERCIAL PRACTICES IN RESPECT OF LETTERS OF CREDIT. Without affecting any rights the Banks may have under applicable law (including under the UCP), the Company agrees that none of the Banks, the Agent, nor any of their respective officers or directors shall be liable or responsible for, and the obligations of the Company to the Banks, and the Agent hereunder shall not in any manner be affected by: (i) the use which may be made of any Syndicated Letter of Credit or Bank Letter of Credit or the proceeds thereof by the beneficiary thereof or any other Person; (ii) the validity, sufficiency or genuineness of documents other than the Syndicated Letters of Credit or Bank Letters of Credit, or of any endorsement(s) thereon, even if such documents should, in fact, prove to be in any or all respects, invalid, insufficient, fraudulent or forged; or (iii) any other circumstances whatsoever in making or failing to make payment under any Syndicated Letter of Credit or Bank Letter of Credit, except that the Company shall have a claim against a Bank, and such Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which are caused by such Bank's willful misconduct or gross negligence in determining whether documents presented under any Syndicated Letter of Credit or Bank Letter of Credit complied with the terms of such Syndicated Letter of Credit or Bank Letter of Credit or such Bank's willful failure to pay under such Syndicated Letter of Credit or Bank Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of such Syndicated Letter of Credit or Bank Letter of Credit. In furtherance and not in limitation of the foregoing, any Bank may accept documents that appear on their face to be in order without responsibility for further investigation, regardless of any notice or information to the contrary.

                                    ARTICLE V

                         YIELD PROTECTION AND ILLEGALITY

          Section 5.01  ADDITIONAL COSTS IN RESPECT OF LOANS.

          (a) The Company shall pay to the Agent for the account of each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining any Eurodollar Loans hereunder or its commitment to make such Eurodollar Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of such Eurodollar Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

               (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of such Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or of its Applicable Lending Office for such Eurodollar Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

              (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including such Eurodollar Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitments of such Bank; or

             (iii) imposes any other condition affecting this Agreement or the Commitment of such Bank (or any of such extensions of credit or liabilities).

Each Bank will notify the Company through the Agent of any event which will entitle such Bank to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Company through the Agent) will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, provided that the Company shall not be obligated to compensate any Bank under this Section 5.01(a) for any Additional Costs incurred more than six months prior to the date the respective Bank requests the Company for such compensation, except for periods preceding such date but which are after the date such Bank notified the Company of the possibility that such Additional Costs might be incurred as a result of the respective Regulatory Change. Each Bank will furnish the Company with a statement setting forth the basis and amount of each request by such Bank for compensation under this Section 5.01(a). If any Bank requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Bank through the Agent, require that such Bank's Loans of the type with respect to which such compensation is requested be converted into Base Rate Loans in accordance with Section 5.04 hereof.

          (b)  Without limiting the effect of the foregoing provisions of this
Section 5.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on any Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes any Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect.

          (c)  Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), the Company shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for Capital Maintenance Costs with respect to its Loans or Commitment (such compensation to include, without limitation an amount equal to any reduction of the rate of return on assets or equity of such Bank to a level below that which such Bank could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Company that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation, provided that the Company shall not be obligated to compensate any Bank under this Section 5.01(c) for any such costs incurred more than six months prior to the date the respective Bank requests the Company for such compensation, except for periods preceding such date but which are after the date such Bank notified the Company of the possibility that such costs might be incurred.

          (d) Determinations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change on its costs of making or maintaining Loans or maintaining its Commitment or on amounts receivable by it in respect of Loans or its Commitment, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

          Section 5.02 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, with respect to any Eurodollar Loans:

          (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

          (b) the Majority Banks determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rates of interest for such Eurodollar Loans are to be determined do not adequately cover the cost to such Banks of making or maintaining such Loans;

then the Agent shall promptly notify the Company and each Bank thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make Eurodollar Loans of the affected type.

          Section 5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement to the contrary, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder, or (b) maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Company thereof through the Agent (which notice shall include a statement explaining the nature of such unlawfulness) and such Bank's obligation to make Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans and such Bank's outstanding Eurodollar Loans shall be converted into Base Rate Loans in accordance with
Section 5.04 hereof.

          Section 5.04  CERTAIN CONVERSIONS OF LOANS PURSUANT TO SECTION 5.01 OR
5.03. If the obligation of any Bank to make any type of Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof (Loans of such type being herein called "AFFECTED LOANS" and such type being herein called the "AFFECTED TYPE"), all Loans which would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01 or 5.03 hereof has occurred and such Bank determines that it is required to convert such Loans, then, by notice to the Company with a copy to the Agent, all Affected Loans of such Bank then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Bank in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans.

          Section 5.05 COMPENSATION. (a) The Company shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, costs or expense incurred by it as a result of:

              (i) any payment, prepayment or conversion of a Eurodollar Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Article X hereof) on a date other than the last day of an Interest Period for such Loan; or

             (ii) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Article VII hereof to be satisfied) to borrow or convert a Eurodollar Loan to be made by such Bank on the date for such borrowing specified in the relevant notice of borrowing under Section 2.02 hereof.

          (b) Such compensation shall include Funding Costs in the case of any payment, prepayment or conversion of, or failure to borrow or convert, any Loan made or to be made as a Eurodollar Loan.

          Section 5.06 ADDITIONAL COSTS IN RESPECT OF LETTERS OF CREDIT. If as a result of any Regulatory Change there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, Capital Maintenance Costs or other requirements against or with respect to or measured by reference to Syndicated Letters of Credit or Bank Letters of Credit issued or to be issued by any Bank hereunder or participated in by a Bank party to this Agreement on the Effective Date, and the result shall be to increase the cost to such Bank of issuing or maintaining any Syndicated Letters of Credit or Bank Letters of Credit hereunder or to such Bank party to this Agreement on the Effective Date participating therein, or reduce any amount receivable by such Bank hereunder in respect of any Syndicated Letters of Credit or Bank Letters of Credit (which increase in cost, or reduction in amount receivable, shall be the result of such Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Bank, the Company agrees to pay immediately to such Bank, such additional amounts as such Bank from time to time specifies as necessary to compensate such Bank for such increased costs or reductions in the amounts incurred by such Bank, all as set forth in a statement submitted to the Company, which statement shall be conclusive provided that such costs or reductions are determined on a reasonable basis; any such statement shall set forth the basis for the respective calculation.

          Section 5.07 REPLACEMENT OF BANKS. If any Bank requests compensation pursuant to Section 5.01 or 5.06, or such Bank's obligation to make or continue, or to convert Loans of any other type into, any type of Eurodollar Loan shall be suspended pursuant to Section 5.02 or 5.03, the Company, upon three Business Days' notice to the Agent and such Bank, may require that such Bank transfer all of its right, title and interest under this Agreement, under the CNJ Agreement and under the CNYC Agreement and such Bank's Notes issued hereunder and notes issued under the CNJ Agreement and under the CNYC Agreement to any bank or financial institution identified by the Company with the consent of the Agent (which consent shall not be unreasonably withheld), such assignment to be made pursuant to an Assignment and Acceptance Agreement substantially in the form of EXHIBIT H hereto (an "Assignment and Acceptance") (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including the amounts so requested pursuant to Section 5.01 or 5.06, any fees accrued hereunder and any amounts that would be payable under Section 5.05 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 5.01 or 5.06, such proposed transferee's aggregate requested compensation, if any, pursuant to
Section 5.01 or 5.06 with respect to such replaced Bank's

Loans would be lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements of the Company contained in Sections 5.01, 5.06, 12.03 and 12.04 (without duplication of any payments made to such Bank by the Company or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 5.07 with respect to the time prior to such replacement.



                                   ARTICLE VI

                                    GUARANTEE

          (a) Each of the Guarantors hereby, jointly and severally, unconditionally guarantees to the Banks and the Agent and their respective successors and assigns and the subsequent holders of the Notes, irrespective of the validity and enforceability of this Agreement, the Notes, the CSC/CNYC Adjustment Agreement or the Security Documents or the obligations of the Company or any of the other Guarantors hereunder or thereunder, the value or sufficiency of the Collateral or any other circumstance that might otherwise affect the liability of a guarantor, that: (i) the principal of and interest on the Loans, the Notes, the Reimbursement Obligations and the obligations of the Company in respect of Bank Letters of Credit and all other obligations of the Company, the other Guarantors and the Securing Parties to the Banks or the Agent under this Agreement, the Notes, the CSC/CNYC Adjustment Agreement and the Security Documents will be promptly paid in full when due, whether at stated maturity, by acceleration or otherwise, in accordance with the terms hereof and thereof; and
(ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, the Guarantors will be obligated, jointly and severally, to pay the same immediately.

          (b) The Company and each of the Guarantors hereby, jointly and severally, assumes as a primary obligor the liability for, assumes all the responsibilities of a co-obligor with respect to and unconditionally guarantees to the Banks and the Agent and their respective successors and assigns and the subsequent holders of the CNYC Notes, irrespective of the validity and enforceability of the CNYC Agreement, the CNYC Notes or the CNYC Security Agreement or the obligations of Cablevision NYC Partnership thereunder, the value or sufficiency of the CNYC Collateral or any other circumstance that might otherwise affect the liability of a guarantor, that: (i) the principal of and interest on the CNYC Loans, the CNYC Notes, the CNYC Reimbursement Obligations and the obligations of Cablevision NYC Partnership in respect of the CNYC Letters of Credit and all other obligations of Cablevision NYC Partnership and the CNYC Securing Parties to the Banks or the Agent under the CNYC Agreement, the CNYC Notes and the CNYC Security Agreement will be promptly paid in full when due, whether at stated maturity, by acceleration or otherwise, in accordance with the terms thereof; and (ii) in case of any extension of time of payment or renewal of any CNYC Notes or any of such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The Company and the Guarantors, jointly and severally, will be obligated to pay all such guaranteed amounts when due as primary obligors and not merely as sureties.

          (c) Each of the Guarantors and the Company hereby waives notice of, and consents to, any extensions of time of payment, renewals, releases of Collateral or CNYC Collateral, delays in obtaining or realizing upon or failures to obtain or realize upon Collateral or CNYC Collateral, or other indulgence from time to time granted by any of the Banks or the Agent in respect of the Notes, the CNYC Notes, this Agreement, the CNYC Agreement, the Security Documents or the CNYC Security Agreement. Each of the Guarantors hereby releases the Company and the Company and each Guarantor hereby releases Cablevision NYC Partnership from all, and each Guarantor and the Company agree not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, "claims" (as defined in section 101(5) of the Bankruptcy Code) against the Company or Cablevision NYC Partnership, as the case may be, whether arising under applicable law or otherwise, to which such Guarantors or the Company, as the case may be, are or would be entitled by virtue of their obligations hereunder, any payment made pursuant hereto, or the exercise by the Secured Parties or the CNYC Secured Parties, as the case may be, of their rights with respect to the Collateral or the CNYC Collateral, including any such claims to which such Guarantors or the Company, as the case may be, may be entitled as a result of any right of subrogation, exoneration or reimbursement in each case to the extent, but only to the extent, that such Guarantor or the Company, as the case may be, would be deemed a "creditor" of the Company or Cablevision NYC Partnership, as the case may be, for purposes of Section 547 of the Bankruptcy Code solely by reason of such Guarantor's or the Company's, as the case may be, holding or asserting such claim. To the extent not released by the Company and such Guarantors under this Article VI, each of the Company and the Guarantors agrees that it shall not be entitled to any right of subrogation, exoneration, reimbursement or contribution in respect of any obligations guaranteed hereby until payment in full of all the Obligations. With respect to the Notes, the CNYC Notes, this Agreement and the CNYC Agreement, each of the Guarantors and the Company, as the case may be, hereby waives presentment, protest, demand of payment, notice of dishonor and all other notices and demands whatsoever. Each of the Guarantors further agrees that, as between such Guarantor, on the one hand, and the Agent and the

Banks, on the other hand, and the Company further agrees that, as between it, on the one hand, and the Agent and the Banks, on the other had, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section
10.01 hereof for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Section 10.01 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each of the Guarantors and the Company, as the case may be, for the purpose of this guarantee. The obligations of each of the Guarantors and the Company under this Article VI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company or Cablevision NYC Partnership, as the case may be, is rescinded or must be otherwise restored by any holder of any of the obligations guaranteed hereunder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and each of the Guarantors and the Company agrees that it will indemnify the Banks and the Agent on demand for reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Banks or the Agent in connection with such rescission or restoration.

          (d) It is the intention of the Guarantors, the Banks and the Company that the Obligations of each Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. To that end, but only to the extent such Obligations would otherwise be avoidable, the Obligations of each Guarantor hereunder shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render such Guarantor insolvent or unable to make payments in respect of any of its indebtedness as such indebtedness matures or leave such Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that such Guarantor is deemed, under applicable law, to incur the Obligations hereunder. Any such limitation shall be apportioned amongst the Obligations pro rata in accordance with the respective amounts thereof. This paragraph is intended solely to preserve the rights of the Banks under this Agreement to the maximum extent permitted by applicable law, and neither the Guarantors, the Company nor any other Person shall have any right under this paragraph that it would not otherwise have under applicable law. The Company and each Guarantor agree not to commence any proceeding or action seeking to limit the amount of the obligation of such Guarantor under this Article VI by reason of this paragraph. For the purposes of this paragraph, "insolvency", "unreasonably small capital" and "unable to make payments in respect of any of its indebtedness as such indebtedness matures" shall be determined in accordance with applicable law.
                                      -50-

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

          Section 7.01 INITIAL LOAN OR SYNDICATED LETTER OF CREDIT. The obligation of each Bank to make the initial extension of credit hereunder is subject to the satisfaction of the following conditions precedent on or prior to the date of such initial extension of credit but in any event no later than December 31, 1994:

          (a) EXECUTION AND NOTES. This Agreement shall have been duly executed and delivered by each of the Company, the Guarantors, the Banks and the Agent, and the Company shall have executed and delivered to each Bank its respective Term Note and Revolving Credit Note evidencing the Term Loans and Revolving Credit Loans, respectively, to be made by such Bank hereunder.

          (b) SIGNATURES. Each of the Company and the Restricted Subsidiaries shall have certified to the Agent (with copies to be provided for each Bank) the name and signature of each of the persons authorized to sign on its respective behalf such of this Agreement, the Notes and the Security Documents to which it is a party and, in the case of the Company, to borrow under this Agreement. The Banks may conclusively rely on such certifications until they receive notice in writing from the Company or such Restricted Subsidiary, as the case may be, to the contrary.

          (c) PROOF OF ACTION. The Agent shall have received certified copies of all necessary action taken by each of the Company and the Restricted Subsidiaries to authorize the execution, delivery and performance of such of this Agreement, the Notes and the Security Documents to which it is a party.

          (d) OPINIONS OF COUNSEL TO THE COMPANY AND THE RESTRICTED SUBSIDIARIES. The Agent shall have received opinions of:

          (i) Robert Lemle, Esq., General Counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT E hereto, which opinion may rely on an opinion of Swidler & Berlin, special New York telecommunications counsel to the Company, to the extent such opinion is in form and substance satisfactory to the Banks;

          (ii) Sullivan & Cromwell, special New York counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(1) hereto;

          (iii)  Howard & Howard, special Michigan counsel to the
          Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(2) hereto;

          (iv) Waters, McPherson, McNeill, special New Jersey counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(3) hereto;

          (v) Day, Berry & Howard, special Connecticut counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(4) hereto;

          (vi) Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special Massachusetts counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(5) hereto;

          (vii) Thrasher, Dinsmore & Dolan, special Ohio counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(6) hereto; and

          (viii) Piper & Marbury, special FCC counsel to the Company and the Restricted Subsidiaries, substantially in the form of EXHIBIT F(7) hereto;

     and covering such other matters as any Bank or Banks or special New York counsel to the Agent, Winthrop, Stimson, Putnam & Roberts, may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are satisfactory to special counsel to the Agent and such other opinions state that the Banks are entitled to rely thereon).

          (e) OPINION OF BANKS' COUNSEL. Each Bank shall have received an opinion of Winthrop, Stimson, Putnam & Roberts, special New York counsel to the Agent, substantially in the form of EXHIBIT G hereto and covering such other matters as any Bank or Banks may reasonably request.

          (f) SECURITY DOCUMENTS. The Agent shall have received a duly executed and delivered copy of Amendment No. 5 and Release to the Security Agreement, substantially in the form of EXHIBIT I attached hereto.

          (g) FUNDING ADJUSTMENT. The Company shall have made arrangements satisfactory to the Agent such that, after giving effect to the initial extension of credit hereunder, the outstanding Loans hereunder shall be made by the Banks pro rata in accordance with their respective Commitment Percentages with respect to their Term Loans and their Revolving Credit Loans.

          (h) SUBSCRIBERS' CERTIFICATE. The Agent shall have received the most recent Subscribers' Certificate required to be delivered under the 1992 Agreement.

          (i) COMPLIANCE CERTIFICATE. The Banks shall have received a Compliance Certificate showing that, after giving effect to this Agreement, the Company is in compliance with the provisions of this Agreement on a pro forma basis as of the Effective Date.

          (j) CERTAIN FEES. The Company shall have paid the Agent, for the account of the Banks, a fee calculated as specified in a letter dated the date hereof.

          (k) OTHER DOCUMENTS. Such other documents and papers relating to the documents referred to herein and the transactions contemplated hereby as any Bank or special counsel to the Agent shall reasonably require.

          (l) STRUCTURING AND OTHER FEES. The Company shall have paid to the Agent such other fees as may have been agreed to by the Company and the Agent.

          (m) REGULATORY APPROVALS. The Company shall have obtained the approvals of any regulatory authority set forth on SCHEDULE 8.03 hereto required with respect to this Agreement.

          (n) CABLEVISION OF NYC PARTNERSHIP. Concurrently with the Effective Date,

          (i) Cablevision NYC Partnership, the Banks and each of the other parties thereto shall enter into a Waiver, Acceptance and Assignment, in substantially the form of EXHIBIT J hereto, pursuant to which each of the Banks shall purchase an assignment from the banks under the CNYC Agreement to the extent necessary such that each Bank shall hold a percentage of the CNYC Total Commitment and CNYC Loans under the CNYC Agreement equal to such Bank's Commitment Percentage with respect to Revolving Credit Commitments and Revolving Credit Loans, respectively, and the Agent shall succeed Chase in its capacity as Agent thereunder and Security Agent (as defined in the CNYC Agreement), and providing for certain other matters relating to such assignment and succession; and

          (ii) the Agent shall have received a duly executed and delivered copy of the CSC/CNYC Adjustment

     Agreement, substantially in the form of EXHIBIT K, hereto.

          (o) CONSENT TO ASSIGNMENT. The Agent shall have received a Consent to Assignment, substantially in the form of EXHIBIT L hereto, executed by The Tokai Bank, Limited, New York Branch.


          Section 7.02 EACH LOAN AND LETTER OF CREDIT. The obligation of each Bank to make each extension of credit hereunder (which shall not include any conversion or continuation of any outstanding Loan) is subject to the additional conditions precedent that: (i) no Default or Event of Default shall have occurred and be continuing; (ii) the representations and warranties in Article VIII hereof shall be true on and as of the date of the making of, and after giving effect to, such extension of credit with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and (iii) to the extent requested by the Agent or any Bank, a senior executive of the Company shall have so certified to the Agent.

                                  ARTICLE VIII

                                 REPRESENTATIONS

          Each of the Company and the other parties hereto (other than the Banks and the Agent) represents, warrants and covenants as follows:

          Section 8.01 EXISTENCE AND POWER. Each of the Company and the Restricted Subsidiaries is a limited or general partnership or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it except for qualifications the lack of which, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect, and each of the Company and the Restricted Subsidiaries has full power, authority and legal right to make and perform such of this Agreement, the Notes, the Security Documents, the CSC/CNYC Adjustment Agreement and the Subordinated Debt Instruments to which it is a party.

          Section 8.02 SUBSIDIARIES AND AFFILIATES. SCHEDULES 1.01(V) AND 1.01(VI) contain a complete and correct list, as at the date hereof and the date of the initial extension of credit hereunder, of all Subsidiaries of the Company and a description of the legal nature of such Subsidiaries, the nature of the ownership interests (shares of stock or general or limited partnership or other interests) in such Subsidiaries and the holders of such interests and, except as disclosed to the Banks in writing prior to the Effective Date, the Company and each of its Subsidiaries owns all of the ownership interests of its Subsidiaries indicated in such Schedules as being owned by the Company or such Subsidiary, as the case may be, and all such ownership interests are validly issued and, in the case of shares of stock, fully paid and non-assessable. SCHEDULE 8.02 hereto contains a complete and correct list, as at the date hereof and the date of the initial extension of credit hereunder, of all Affiliates of the Company which are not Subsidiaries of the Company, the nature of the respective ownership interests in each such Affiliate, and the holder of each such interest.

          Section 8.03 AUTHORITY; NO CONFLICT. The making and performance by each of the Company and the Restricted Subsidiaries of such of this Agreement, the Notes, the Security Documents, the CSC/CNYC Adjustment Agreement and the Subordinated Debt Instruments to which it is a party, and each extension of credit hereunder, have been duly authorized by all necessary action and do not and will not: (i) subject to the consummation of the action described in
Section 8.12 hereof, violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; or
(ii) result in the breach of, or constitute a default or require any consent (except for the consents described on SCHEDULE 8.03 hereto, each of which has been duly obtained) under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          Section 8.04  FINANCIAL CONDITION.  The Company has furnished to each
Bank:

              (i) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 1993, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the fiscal year ended on said date, said financial statements having been certified by KPMG Peat Marwick; and

             (ii) The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30,

     1994, and the related unaudited consolidated statements of operations and cash flows for the six months ended on said date.

All financial statements referred to above are complete and correct in all material respects (subject, in the case of the unaudited financial statements referred to above, to year-end and audit adjustments) and fairly present the financial condition of the respective entity or groups of entities which is or are the subject of such financial statements (as stated above), on a consolidated basis to the extent so indicated above, as at the respective dates of the balance sheets included in such financial statements and the results of operations of such entity or groups of entities for the respective periods ended on said dates. None of the Company and its Restricted Subsidiaries had on any of said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments or operations which are substantial in amount, except as referred to or reflected or provided for in said financial statements as at said respective dates or as disclosed to the Banks in writing prior to the date hereof. Except as disclosed to the Banks in writing prior to the date hereof, since December 31, 1993 there has been no material adverse change in the financial condition (from that shown by the respective balance sheets as at December 31, 1993 and June 30, 1994 included in said financial statements) or the businesses or operations of the Company and the Restricted Subsidiaries taken as a whole on a consolidated basis.

          Section 8.05  LITIGATION, ETC.  Except as disclosed to the Banks on
SCHEDULE 8.05, there are no lawsuits or other proceedings pending, or to the knowledge of the Company or any Restricted Subsidiary threatened, against the Company or any Restricted Subsidiary or any of their respective properties or assets, before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect. Neither the Company nor any Restricted Subsidiary is in default under or in violation of or with respect to any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, or any Franchise, except for minor defaults which, if continued unremedied, are not likely to have a Materially Adverse Effect.

          Section 8.06 TITLES AND LIENS. Except as set forth on SCHEDULE 9.13, each of the Company and the Restricted Subsidiaries has good title to its properties and assets, free and clear of all Liens except those permitted by
Section 9.13 hereof.

          Section 8.07 REGULATIONS G AND U. None of the proceeds of any of the Loans, Syndicated Letters of Credit or

Bank Letters of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, except that up to $10,000,000 in the aggregate of such proceeds may be used for such purposes provided that both at the time of such use and thereafter compliance with Regulations G and U is maintained. If requested by any Bank, the Company will furnish to the Banks statements in conformity with the requirements of Regulations G and U.

          Section 8.08 TAXES. Each of the Company and the Restricted Subsidiaries has filed all material tax returns which are required to be filed under any law applicable thereto except such returns as to which the failure to file, singly or in the aggregate, has not had and will not have a Materially Adverse Effect, and has paid, or made provision for the payment of, all taxes shown to be due pursuant to said returns or pursuant to any assessment received by the Company or any of the Restricted Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or as to which the failure to pay, singly or in the aggregate, has not had and is not likely to have a Materially Adverse Effect.

          Section 8.09 OTHER CREDIT AGREEMENTS. SCHEDULE 9.11 (Existing Indebtedness), SCHEDULE 9.12 (Existing Guarantees) and SCHEDULE 9.13 (Existing Liens) contain complete and correct lists, as at the date hereof and the date of the initial extension of credit hereunder, of all credit agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees and other instruments presently in effect (including Capital Lease Obligations) providing for, evidencing, securing or otherwise relating to any Indebtedness of the Company and the Restricted Subsidiaries in a principal or face amount equal to $1,000,000 or more and such lists correctly set forth the names of the debtor or lessee and creditor or lessor with respect to the Indebtedness outstanding or to be outstanding thereunder, the rate of interest or rentals, a description of any security given or to be given therefor, and the maturity or maturities or expiration date or dates thereof.

          Section 8.10 FULL DISCLOSURE. None of the financial statements referred to in Section 8.04 hereof, the SEC Reports or any written statements delivered pursuant to Section 8.02, 8.04 or 8.15 hereof (each of which has heretofore been furnished to each Bank) contains, as at the date hereof or the date of the initial extension of credit hereunder, any untrue statement of a material fact nor do such financial statements, the SEC Reports and such written statements, taken as a whole, omit to state a material fact necessary to make the statements contained therein not misleading.

          Section 8.11 NO DEFAULT. None of the Company and the Restricted Subsidiaries is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a Materially Adverse Effect.

          Section 8.12 APPROVAL OF REGULATORY AUTHORITIES. Except as set forth on SCHEDULE 8.03 hereto, no approval or consent of, or filing or registration with, any Federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company or any of the Restricted Subsidiaries of such of this Agreement, the Notes, the Security Documents, the CSC/CNYC Adjustment Agreement and the Subordinated Debt Instruments to which it is a party. All such described action required to be taken as a condition to the execution and delivery of such of this Agreement, the Notes, the Security Documents, the CSC/CNYC Adjustment Agreement and the Subordinated Debt Instruments to which the Company or any of the Restricted Subsidiaries is a party has been duly taken by all such commissions and authorities or other Persons, as the case may be, and all such action required to be taken as a condition to the initial extension of credit hereunder has been or will be duly taken prior to such initial extension of credit.

          Section 8.13 BINDING AGREEMENTS. This Agreement, the Security Documents, the CSC/CNYC Adjustment Agreement and the Subordinated Debt Instruments constitute, and the Notes when executed and delivered will constitute, the legal, valid and binding obligations of each of the Company and the Restricted Subsidiaries which is a party thereto, enforceable in accordance with their respective terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          Section 8.14 FRANCHISES. SCHEDULE 8.14 hereto contains a complete and correct list, as of the date hereof and the date of the initial extension of credit hereunder, of all of the Franchises granted to the Company and the Restricted Subsidiaries, in each case together with the expiration date thereof, or for which applications have been made, or are planned to be made, by the Company or any Restricted Subsidiary.

          Section 8.15 COLLECTIVE BARGAINING AGREEMENTS. Except as disclosed to the Banks in writing prior to the Effective Date, there are no collective bargaining agreements between the Company or the Restricted Subsidiaries and any trade or labor union or other employee collective bargaining agent.

          Section 8.16 INVESTMENTS. SCHEDULE 9.16 hereto contains a complete and correct list, as at the date hereof, of all Investments of the Company and the Restricted Subsidiaries (other than any Investments in other Restricted Subsidiaries) in excess of $500,000, showing the respective amounts of each such Investment and the respective entity (or group thereof) in which each such Investment has been made.

                                   ARTICLE IX

                           PARTICULAR COVENANTS OF THE
                     COMPANY AND THE RESTRICTED SUBSIDIARIES

          From the Effective Date and so long as the Commitments of the Banks shall be in effect and until the payment in full of all Obligations hereunder, the expiration or termination of all Syndicated Letters of Credit and Bank Letters of Credit and the performance of all other obligations of the Company under this Agreement and the Security Documents, each of the Company and the Restricted Subsidiaries agrees that, unless the Majority Banks shall otherwise consent in writing:

          A.  INFORMATIONAL COVENANTS:

          Section 9.01 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company will deliver to each Bank:

          (a) As soon as available and in any event within 60 days after the end of each of the first three Quarters of each fiscal year of the Company: (i) consolidated statements of operations and reconciliation of capital accounts and sources and applications of funds of the Company and its consolidated Subsidiaries, taken together, and of the Company and the Restricted Subsidiaries, taken together, for such Quarter and for the period from the beginning of such fiscal year to the end of such Quarter and (ii) the related consolidated balance sheets of the Company and its consolidated Subsidiaries, taken together, and of the Company and the Restricted Subsidiaries, taken together, as at the end of such Quarter (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the corresponding Quarter in the preceding fiscal year), all in reasonable detail and accompanied by a certificate in the form of EXHIBIT D(1) hereto of a senior financial executive of the Company certifying such financial statements, subject, however, to year-end and audit adjustments, which certificate shall include a statement that the senior financial executive signing the same has no knowledge, except as specifically stated, that any Default has occurred and is continuing.

          (b) As soon as available and in any event within 120 days after the end of each fiscal year of the Company: (i) consolidated statements of operations and reconciliation of capital accounts and sources and applications of funds of the

Company and its consolidated Subsidiaries, taken together, and of the Company and the Restricted Subsidiaries, taken together, for such fiscal year and (ii) the related consolidated balance sheets of the Company and its consolidated Subsidiaries, taken together, and of the Company and the Restricted Subsidiaries, taken together, as at the end of such fiscal year (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the preceding fiscal year), all in reasonable detail and accompanied by (x) an opinion of KPMG Peat Marwick or other independent certified public accountants of recognized standing selected by the Company and reasonably acceptable to the Majority Banks as to said consolidated financial statements and a certificate of such accountants stating that, in making the examination necessary for said opinion, they obtained no knowledge, except as specifically stated, of any failure by the Company or any Restricted Subsidiaries to perform or observe any of its covenants relating to financial matters in this Agreement or the Security Agreement and (y) a certificate in the form of EXHIBIT D(2) hereto of a senior financial executive of the Company stating that such financial statements are correct and complete and fairly present the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year and that the executive signing the same has no knowledge, except as specifically stated, that any Default has occurred and is continuing.

          (c) Promptly after their becoming available, copies of all financial statements and reports which the Company or any Restricted Subsidiary shall have sent its shareholders generally (other than tax returns unless specifically requested under clause (h) of this Section 9.01), copies of financial statements and reports which the Company shall have sent to the holders of the Subordinated Debt, to the extent such statements and reports contain information relating to the designation of the Company's Subsidiaries as "restricted subsidiaries" under the Subordinated Debt Instruments governing the Subordinated Debt and to the calculation of financial ratios thereunder and copies of all regular and periodic reports, if any, which the Company or any Restricted Subsidiary shall have filed with the Securities and Exchange Commission, or any governmental agency substituted therefor, or with any national securities exchange, or with the Federal Communications Commission, or any governmental agency substituted therefor.

          (d) Within 60 days after the end of each of the first three Quarters of each year, and within 120 days after the end of each fiscal year of the Company, a Compliance Certificate, duly completed with respect to such Quarter or fiscal year, as the case may be.

          (e) Within 35 days after the end of each calendar month, a Subscribers' Certificate, duly completed with respect to such month.

          (f) Promptly, notice of the termination, cancellation, nonrenewal or other loss of any Franchise for a cable television system or systems that has had or is likely to have, either alone or in conjunction with all other such losses, a Materially Adverse Effect, the filing of a competing application in connection with any proceeding for renewal of any such Franchise and of any proceeding which involves a material risk of the termination, cancellation, nonrenewal or other loss of any such Franchise.

          (g) As soon as possible and in any event within ten days after any senior executive of the Company or any Restricted Subsidiary or of any general partner of any Restricted Subsidiary shall have obtained knowledge of the occurrence of a Default, a statement describing such Default and the action which is proposed to be taken with respect thereto.

          (h) From time to time, with reasonable promptness, such further information regarding the business, affairs and financial condition of the Company or any of the Restricted Subsidiaries or any of their respective Affiliates or other affiliates as any Bank may reasonably request.

          B.  AFFIRMATIVE COVENANTS:

          Section 9.02 TAXES AND CLAIMS. Each of the Company and the Restricted Subsidiaries will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties or assets belonging to it, and all fees or other charges for Franchises, prior to the date on which penalties attach thereto, and all other lawful claims which, if unpaid, might become a Lien (other than Permitted Liens) upon the property of the Company or any of the Restricted Subsidiaries or result in the loss of a Franchise, provided that none of the Company and the Restricted Subsidiaries shall be required to pay any such tax, assessment, charge, levy, fee or other claim the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves in accordance with generally accepted accounting principles with respect thereto.

          Section 9.03 INSURANCE. Each of the Company and the Restricted Subsidiaries will maintain insurance issued by responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company or such Restricted Subsidiary operates. The Company will furnish to any Bank, upon the request of such Bank from time to time, full information as to the insurance maintained in accordance with this Section 9.03.

          Section 9.04 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Each of the Company and the Restricted Subsidiaries will preserve and maintain its legal existence and all of its rights, privileges and franchises (including Franchises), except

(i) where a failure to do so, singly or in the aggregate, is not likely to have a Materially Adverse Effect or (ii) pursuant to a Permitted Restricted Subsidiary Transaction.

          Section 9.05 MAINTENANCE OF AND ACCESS TO PROPERTIES. Each of the Company and the Restricted Subsidiaries will keep all of its properties and assets necessary in its business in good working order and condition, ordinary wear and tear excepted, and will permit representatives of the respective Banks to inspect such properties, and to examine and make extracts from its books and records, during normal business hours.

          Section 9.06 COMPLIANCE WITH APPLICABLE LAWS. Each of the Company and the Restricted Subsidiaries will comply with the requirements of all applicable, including but not limited to environmental, laws, rules, regulations and orders of any governmental body or regulatory authority a breach of which is likely to, singly or in the aggregate, have a Materially Adverse Effect, except where contested in good faith and by proper proceedings if it maintains adequate reserves in accordance with generally accepted accounting principles with respect thereto.

          Section 9.07 LITIGATION. Each of the Company and the Restricted Subsidiaries will promptly give to the Agent notice in writing (and the Agent will notify each Bank) of all litigation and of all proceedings before any courts, arbitrators or governmental or regulatory agencies against it or, to its knowledge, otherwise affecting it or any of its respective properties or assets, except litigation or proceedings which, if adversely determined, is not likely to, singly or in the aggregate, have a Materially Adverse Effect. Following the initial notice of each such litigation or proceeding, supplementary notices of all material developments in respect thereof shall be given from time to time in like manner.

          Section 9.08 NEW SUBSIDIARIES. (a) Unless Section 9.08(b) hereof is applicable, promptly upon the acquisition or formation of each New Subsidiary or, if later, upon the making of any Investment in such New Subsidiary in an amount in excess of $250,000, individually, or, in the aggregate with all Investments in New Subsidiaries as to which the Company has not yet complied with subsections (i), (ii) and (iii) below, $1,000,000, the Company will cause (by documentation satisfactory to the Majority Banks) (i) the capital stock of and/or other ownership interests in such New Subsidiary held by the Company or any Restricted Subsidiary to be pledged or otherwise assigned to the Agent as additional collateral under the Security Agreement, (ii) such New Subsidiary to undertake all of the obligations of a "Guarantor" under this Agreement and of a "Securing Party" under the Security Agreement and to create on its revenues and assets all of the Liens to be created by a "Securing Party" under the Security Agreement and (iii) all such filings and recordings in public offices as the Majority Banks shall determine to be desirable in order to perfect the Liens in favor of the Agent on the properties of such New Subsidiary created under the Security Agreement as contemplated by clause (ii) above to be effected. Each such New Subsidiary shall thereafter be a "Restricted Subsidiary" and a "Guarantor" and a "Securing Party" for all purposes of this Agreement and the Security Agreement.

          (b) The Company may designate any New Subsidiary as a New Unrestricted Subsidiary and, in addition, as a Programming Company, by giving a notice captioned "Designation of Unrestricted Subsidiary" or "Designation of Unrestricted Subsidiary as Programming Company" to the Agent promptly upon the acquisition or formation of such New Subsidiary or, if later, the making of any Investment in such New Subsidiary in an amount in excess of $500,000 and subject to the provisions of Section 9.16(ix) hereof, such notice to specify whether such New Subsidiary has been designated as a restricted subsidiary for purposes of any Subordinated Debt Instruments.

          Section 9.09 FRANCHISES. The Restricted Subsidiaries will comply with all of their obligations under their respective Franchises, except for failures to comply which, singly or in the aggregate, are not likely to have a Materially Adverse Effect.

         Section 9.10 INTEREST SELECTION; INTEREST SWAP AGREEMENTS. The Company shall, not later than 60 days after the Effective Date and at all times thereafter, fix or place a limit upon its interest obligations in respect of at least 50% of the Indebtedness (other than Indebtedness consisting of Obligations arising solely under Interest Swap Agreements) of the Company and the Restricted Subsidiaries outstanding at such times, either by the terms of such Indebtedness or by the entering into of Interest Swap Agreements.

          C.  NEGATIVE COVENANTS:

          Section 9.11 INDEBTEDNESS. Neither the Company nor any Restricted Subsidiary will create, incur or suffer to exist any Indebtedness except:

                  (i) Indebtedness hereunder, under the CNJ Agreement and under the CNYC Agreement;

                 (ii) short-term Indebtedness incurred for working capital purposes from one or more of the Banks up to but not exceeding $20,000,000 in aggregate principal amount at any one time outstanding PROVIDED HOWEVER that $5,000,000 of such short-term Indebtedness may be incurred from any bank or other financial institution;

                (iii)  New Subordinated Debt;

                 (iv)  Indebtedness of the Company in respect of the Warrant
     Note;

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                  (v)  obligations under or in respect of Interest Swap
     Agreements up to an aggregate notional principal amount not to exceed at any time the Aggregate Commitments of all the Banks in the aggregate at such time;

                 (vi)  Guarantees and letters of credit permitted by Section
     9.12 hereof;

                (vii) Indebtedness to Restricted Subsidiaries or the Company (including, without limitation, in respect of the Connecticut Security Documents);

               (viii) Indebtedness in respect of Capital Lease Obligations, and Indebtedness incurred to finance the purchase price of property or equipment (including, without limitation, Indebtedness incurred in connection with the issuance of tax-exempt industrial development bonds or in connection with a letter of credit supporting such bonds), so long as the aggregate principal amount of all such Indebtedness outstanding at any one time shall not exceed the sum of $50,000,000; and

               (ix) all other Indebtedness issued and outstanding on the date hereof to the extent set forth on SCHEDULE 9.11 hereto and any renewals, extensions or refundings thereof in a principal amount not to exceed the amount so renewed, extended or refunded.

          Section 9.12 CONTINGENT LIABILITIES. Neither the Company nor any Restricted Subsidiary will, directly or indirectly (including, without limitation, by means of causing a bank to open a letter of credit), guarantee, endorse, contingently agree to purchase or to furnish funds for the payment or maintenance of, or otherwise be or become contingently liable upon or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or guarantee the payment of dividends or other distributions upon the stock or other ownership interests of any Person, or agree to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of its obligations or to assure a creditor against loss (all such transactions being herein called "GUARANTEES"), except:

               (i)  the Guarantee in Article VI hereof;

              (ii) endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

             (iii)  the Guarantees described in SCHEDULE 9.12;

              (iv) Guarantees by the Company or one or more of the Restricted Subsidiaries of Indebtedness of, and other obligations (incurred in the ordinary course of business) of, another Restricted Subsidiary, but only if such Indebtedness or obligations are permitted by this Agreement;

               (v) other Guarantees, provided that the outstanding aggregate amount of the obligations guaranteed does not exceed $30,000,000 at any time;

              (vi) Capital Lease Obligations to the extent they constitute Guarantees by reason of having been assigned by the lessor to a lender to such lessor (provided that the obligors in respect of such Capital Lease Obligations do not increase their liability by reason of such assignment);

             (vii) the Syndicated Letters of Credit or Bank Letters of Credit, provided that Syndicated Letters of Credit or Bank Letters of Credit which constitute Investments shall be subject to the limits specified in Section
     9.16 hereof;

            (viii) surety bonds in an aggregate amount at any one time not to exceed $50,000,000;

              (ix) any Guarantee by the Company of the obligations of any Unrestricted Subsidiary so long as (A) recourse to the Company thereunder is limited solely to shares of capital stock of such Unrestricted Subsidiary or its Subsidiaries and to no other assets of the Company or the Restricted Subsidiaries and (B) neither the Company nor any Restricted Subsidiary agrees, in connection therewith, to any limitation on the amount of Indebtedness which may be incurred by them, to the granting of any Liens on assets of the Company or any of the Restricted Subsidiaries (other than shares of stock of such Unrestricted Subsidiary or its Subsidiaries), to any acquisition or disposition of any assets of the Company or the Restricted Subsidiaries (other than shares of capital stock of such Unrestricted Subsidiary or its Subsidiaries) or to any modification or supplement of this Agreement or any agreement entered into by the Company or any of the Restricted Subsidiaries refinancing any substantial portion of the Indebtedness outstanding under this Agreement;

              (x) any Guarantee by the Company of the obligations of CMFRI under those certain promissory notes issued in connection with the acquisition of certain cable systems owned and operated by affiliates of Sutton Capital Partners so long as (A) the outstanding aggregate principal amount of such obligations guaranteed does not exceed $151,000,000, (B) all of the obligations of the Company thereunder (x) are subordinated to the Obligations on terms and conditions in all material respects identical to those in the Company's Subordinated Debt Instruments that have been consented to by the Majority Banks pursuant to Section 9.11(iii) hereof and
     (y) may be satisfied, solely at the

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

     option of the Company, by the delivery of shares of common stock of the Company and (C) neither the Company nor any Restricted Subsidiary agrees, in connection therewith, to any limitation on the amount of Indebtedness which may be incurred by them, to the granting of any Liens on assets of the Company or any of the Restricted Subsidiaries (other than shares of stock of CMFRI), to any acquisition or disposition of any assets of the Company or the Restricted Subsidiaries (other than shares of common stock of CMFRI) or to any modification or supplement of this Agreement or any agreement entered into by the Company or any of the Restricted Subsidiaries refinancing any substantial portion of the Indebtedness outstanding under this Agreement, unless, in each such case, such terms are substantially equivalent to and no more restrictive than those contained in the Company's Subordinated Debt Instruments that have been consented to by the Majority Banks pursuant to Section 9.11(iii) hereof; and

               (xi) Guarantees of Indebtedness which (A) would constitute Investments which are not prohibited by Section 9.16 hereof (other than by reason of subsection (vii) thereof) or (B) would constitute Investments but for the provision of clause (B) of the final paragraph of Section 9.16 hereof.

          Section 9.13 LIENS. Neither the Company nor any Restricted Subsidiary will create or suffer to exist any mortgage, pledge, security interest, conditional sale or other title retention agreement, lien, charge or encumbrance upon any of its assets, now owned or hereafter acquired, securing any Indebtedness or other obligation (all such security being herein called "LIENS"), except:

               (i) Liens on tangible personal property securing Indebtedness owed to the Company (including, without limitation, Liens arising under the Connecticut Security Documents and the Connecticut Consent);

              (ii) Liens securing Indebtedness permitted by Section 9.11(viii) hereof to the extent such Liens attach solely to the assets (x) subject to Capital Leases constituting such Indebtedness or (y) acquired with the proceeds of such Indebtedness;

             (iii) the Liens provided for by the Security Agreement, the CNJ Security Agreement and the CNYC Security Agreement;

              (iv)  Permitted Liens;

               (v) other Liens on tangible personal property in effect on the date hereof to the extent set forth on SCHEDULE 9.13 hereto; and

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              (vi)  Liens on shares of the capital stock of, or partnership interest in, any Unrestricted Subsidiary.

In addition, neither the Company nor any Restricted Subsidiary will enter into or permit to exist any undertaking by it or affecting any of its properties whereby the Company or such Restricted Subsidiary shall agree with any Person (other than the Banks or the Agent) not to create or suffer to exist any Liens in favor of any other Person.

          Section 9.14 LEASES. Neither the Company nor any Restricted Subsidiary will incur, assume or have outstanding any obligation to pay rent under Leases (as lessee, guarantor or otherwise) except:

              (i) Pole Rental Leases and Leases of microwave transmission and/or reception rights related to the operation of the Company and the Restricted Subsidiaries;

             (ii) obligations under Leases by one Restricted Subsidiary to another Restricted Subsidiary; and

            (iii) obligations under Leases of equipment and other real or personal property for use in the ordinary course of its business or the business of a Programming Company or CSC Realty.

          Section 9.15 MERGERS, ACQUISITIONS AND DISPOSITIONS, ETC. (a) Neither the Company nor any Restricted Subsidiary will consolidate or merge with any Person, or sell, lease, license, assign, transfer or otherwise dispose of any part of its business, assets or rights, except:

               (i) dispositions by Restricted Subsidiaries of their respective businesses, assets and rights to the Company or other Restricted Subsidiaries;

              (ii) subject to Section 9.20 hereof, sales by the Company or any Restricted Subsidiary to Affiliates of surplus inventory, equipment and fixed assets originally acquired for use by the Company or such Restricted Subsidiary in its own business;

             (iii) dispositions in the ordinary course of business (including dispositions of obsolete or worn-out property and other property reasonably determined by the management of the disposing entity to be not used or useful in its business);

              (iv)  dispositions of any Margin Stock; and

               (v) dispositions by the Company or any Restricted Subsidiary of any or all of its business, assets and rights to any other Person, PROVIDED that (A) the Company retains

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

     all of the stock of Unrestricted Subsidiaries other than any or all of the stock of the Adams-Russell Companies or RPH and (B) the aggregate number of cable television system subscribers disposed of in connection with all sales, transfers and other dispositions of assets by the Company and the Restricted Subsidiaries during any two-year period commencing on or after the Effective Date shall not exceed 25% of the aggregate number of cable television system subscribers of the Company and the Restricted Subsidiaries as of the first day of such two-year period.

          (b) Neither the Company nor any Restricted Subsidiary will purchase or acquire assets from, or the business or assets of, any other Person, except
(i) the purchase of assets in the ordinary course of business as conducted on the Effective Date by the Company and the Restricted Subsidiaries; (ii) the acquisition of all or any part of the business or assets of any Person to the extent the consideration provided by the Company in connection therewith consists of common stock of the Company or, to the extent that the consideration provided by the Company consists of a deferred or contingent obligation, such obligation consists solely of an agreement to deliver common stock of the Company; and (iii) the acquisition of all or any part of the business or assets of any Person engaged in the business of developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services, PROVIDED that:

               (A) such acquisition, and the amount of consideration therefor, shall have been approved by the Board of Directors of such Person (if a corporation) and the Board of Directors of the Company;

               (B) after giving effect to any such acquisition no Default shall have occurred and shall be continuing;

               (C) the Company shall have furnished to each Bank the terms of such acquisition, including a reasonably detailed description of such business or assets;

               (D) if the assets so acquired consist of stock of any Person, such Person acquired shall immediately become a "Restricted Subsidiary" in accordance with Section 9.08(a) hereof;

               (E) the amount of cash consideration, if any, for such acquisition, together with the aggregate amount of cash consideration for any other such acquisitions (including all Investments described in Section 9.16(iv) hereof but not including the cash consideration, if any, paid by the Company and the Restricted Subsidiaries in connection with the acquisition of CBos), during any fiscal year (including

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

     the fiscal year ending December 31, 1994 as though such year commenced on the Effective Date), shall not exceed $200,000,000; PROVIDED, HOWEVER, that such $200,000,000 may be increased, upon notice from the Company to the Agent, by an amount not in excess of the Net Cash Proceeds received by the Company or any Restricted Subsidiary from any disposition of any or all of its business or assets permitted under paragraph (v) of Section 9.15(a) hereof during the six-month period ending on the date of such acquisition, so long as (x) the amount of such increase, together with the aggregate amount of any other such increases effected at any time after the Effective Date and prior to the date of such acquisition, shall not exceed $75,000,000 and (y) the Operating Cash Flow that would be attributable to the business or assets to be acquired is comparable to the Operating Cash Flow attributable to the business or assets so disposed of by the Company or such Restricted Subsidiary, as reasonably determined by the Majority Banks;

               (F) in the case of any such business or assets acquired in exchange for consideration substantially all of which consists of assets (other than stock of the Company or cash) of the Company or any Restricted Subsidiary consisting of cable television systems or portions thereof, (x) such business or assets acquired in such exchange shall constitute cable television systems or portions thereof, (y) immediately prior to, and after giving effect to, the disposition of the assets or business to be exchanged, no Default shall have occurred and be continuing and (z) the amount of Operating Cash Flow attributable to the business or assets to be exchanged, together with the aggregate amount of Operating Cash Flow attributable to any other business or assets so exchanged during the twelve-month or five-year period, as the case may be, prior to the date that such exchange is to occur, shall not, (1) for the twelve-month period ending on the last day of the calendar month immediately preceding the month in which such exchange is to occur, exceed 10% of the aggregate amount of Operating Cash Flow for such period and (2) for the five-year period ending on the last day of the calendar month immediately preceding the month in which such exchange is to occur, exceed 25% of the aggregate amount of Operating Cash Flow for such period; and

               (G) in the case of the acquisition of CBos, the cash consideration, if any, paid in connection therewith shall not exceed $100,000,000.

          Section 9.16 INVESTMENTS. Neither the Company nor any Restricted Subsidiary will, directly or indirectly, make or permit to remain outstanding any advances, loans, accounts receivable (other than (x) accounts receivable arising in the ordinary course of business of the Company or such Restricted

Subsidiary and (y) accounts receivable owing to the Company from any Unrestricted Subsidiary for management services (other than such accounts receivable that constitute direct charges or out-of-pocket expenses relating to such services) provided by the Company to such Unrestricted Subsidiary) or other extensions of credit (excluding, however, accrued and unpaid interest in respect of any advance, loan or other extension of credit) or capital contributions to (by means of transfers of property to others, or payments for property or services for the account or use of others, or otherwise), or purchase or own any stocks, bonds, notes, debentures or other securities (including, without limitation, any interests in any partnership, joint venture or joint adventure) of, or any bank accounts with, or Guarantee any Indebtedness or other obligations of, any Person (all such transactions being herein called "INVESTMENTS"), except (and, in the case of any Investment under paragraph (iii) or (ix) of this Section 9.16, on the condition that no Default shall have occurred and be continuing at the time of the making of such Investment):

               (i) BANK DEPOSITS. Bank accounts with, and banker's acceptances and certificates of deposit of, banks having a combined capital and surplus of at least $100,000,000 and (in the case of the Company, so long as no Default exists) certificates of deposit of Norstar Bank of Long Island and (in the case of Restricted Subsidiaries, so long as no Default exists) demand deposits with Norstar Bank of Long Island and other banks, provided that the aggregate amount of all such certificates of deposit and demand deposits with Norstar Bank of Long Island and such other banks shall not exceed $5,000,000;

              (ii) GOVERNMENT SECURITIES AND COMMERCIAL PAPER. Readily marketable securities issued or guaranteed by the United States Government and commercial paper rated P-1 by the National Credit Office of Moody's Investors Service Inc. or bearing a similar rating by another nationally recognized rating agency;

             (iii) EMPLOYEE ADVANCES. Loans and salary and other advances to executives and other employees, provided that the aggregate outstanding amount of such loans and advances shall not exceed $12,000,000 at any one time;

              (iv) RESTRICTED SUBSIDIARIES. Any Investment in any Restricted Subsidiary so long as (A) the Company and the Restricted Subsidiaries shall own not less than 95% of the issued and outstanding shares of all classes of stock, or other ownership interests, of such Restricted Subsidiary, (B) the aggregate amount of cash consideration expended by the Company in connection with such Investment, together with the aggregate amount of cash consideration for any other such Investment (including all acquisitions described in Section 9.15(b)(iii) hereof, but not including any cash

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Investment made in respect of any Restricted Subsidiary the proceeds of which are used by such Restricted Subsidiary (x) to make capital expenditures for purposes of developing, constructing, altering or repairing the cable television systems and related businesses, including without limitation telecommunications services, of such Restricted Subsidiary or (y) to fund the NYC Preferential Payments or the NYC Redemption Price), during any fiscal year (including the fiscal year ending December 31, 1994 as though such year began on the Effective
Date), does not exceed the Dollar amount calculated in accordance with paragraph
(E) of Section 9.15(b)(iii) hereof, (C) the Board of Directors of such Restricted Subsidiary (if a corporation) shall have approved of such Investment in such Restricted Subsidiary and (D) such Restricted Subsidiary is engaged in the business of developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services;

               (v) EXISTING INVESTMENTS. Investments outstanding as of the date hereof to the extent set forth on SCHEDULE 9.16 hereto;

              (vi)  PERMITTED DISPOSITIONS.  Dispositions permitted under
     Section 9.15(a) hereof that constitute Investments;

             (vii)  PERMITTED GUARANTEES.  Guarantees permitted under Section
     9.12 hereof;

            (viii) RESTRICTED SUBSIDIARY ADVANCES. Loans and advances by a Restricted Subsidiary to the Company or any other Restricted Subsidiary; and

              (ix) UNSPECIFIED INVESTMENTS. Other Investments made after the Effective Date that, together with any payments made in cash in respect of the NYC Preferential Payments after the Effective Date, do not exceed $250,000,000 in the aggregate at any one time outstanding; PROVIDED, HOWEVER, that such $250,000,000 shall be automatically increased, (A) upon notice from the Company to the Agent given within six months after the date of issuance of any New Preferred Stock of the Company (which notice may be given only once in respect of each such issuance), by the amount specified in such notice (which amount shall not be in excess of 66.60% of the Net Cash Proceeds of such issuance) and (B) upon the issuance of common stock by 66.60% of the Net Cash Proceeds of such issuance; and PROVIDED FURTHER HOWEVER, that (i) capital contributions to CMFRI in an amount equal to the interest or principal payable on those certain promissory notes the Guarantee of which by the Company is specifically permitted by Section

9.12(x) hereof shall not constitute an Investment for purposes of this clause
(ix) to the extent that CMFRI uses the proceeds of such capital contributions to purchase from the Company common stock of the Company or to the extent that the Company makes such capital contributions to CMFRI with Refunding Proceeds, (ii) any Investments in CMFRI the proceeds of which are not used by CMFRI to purchase from the Company common stock of the Company shall not exceed $14,000,000 in the aggregate and (iii) Investments in cash in Cablevision NYC MLP shall not constitute an Investment for purposes of this paragraph (ix) to the extent that the proceeds thereof are used to fund the NYC Preferential Payments.

Notwithstanding anything in this Section 9.16 to the contrary, (A) any Investments described in paragraph (ix) of this Section 9.16 shall not be deemed Investments for purposes of determining the amount of the Investments described in paragraph (iv) of this Section 9.16 and any Investments described in paragraph (iv) of this Section 9.16 shall not be deemed Investments for purposes of determining the amount of the Investments described in paragraph (ix) of this
Section 9.16; (B) Investments shall not include any transaction that would otherwise constitute an Investment to the extent the consideration provided by the Company in connection therewith consists of common stock of the Company or, to the extent that the consideration provided by the Company consists of a deferred or contingent obligation, (x) such obligation can be satisfied with the delivery of common stock of the Company and (y) the Company covenants and agrees in a notice to the Banks such obligation shall be satisfied solely by the delivery of such common stock (and the Company hereby covenants and agrees that any Investment in connection with the acquisition of Dolan's interest in Cablevision NYC MLP in excess of $40,000,000 shall be satisfied solely by the delivery of such common stock); (C) any Investment made in cash in connection with the funding of the NYC Redemption Price shall not constitute an Investment for purposes of this Section 9.16, PROVIDED HOWEVER, that such cash payments may not exceed $40,000,000 in the aggregate; (D) the amount of any Investments described herein shall be determined without regard to writedowns or write-offs thereof that may occur at any time and from time to time after the date hereof;
(E) Investments of any of the types described in paragraphs (v) and (ix) of this
Section 9.16 that are made with proceeds of dividends, distributions or other payments paid after the date hereof on account of outstanding Investments of the same type permitted under any of such paragraphs shall not be deemed Investments for purposes of determining the limitations on Dollar amounts set forth in such paragraphs and (F) any Investment made in connection with the acquisition of CBos shall not be deemed an Investment for purposes of this Section 9.16, PROVIDED HOWEVER, that any such Investment made in cash in connection with such acquisition of CBos may not exceed $100,000,000.

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          Section 9.17  RESTRICTED PAYMENTS.  Neither the Company nor any
Restricted Subsidiary will, directly or indirectly, make any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time such Restricted Payment is made or would result from the making of such Restricted Payment, the Company may (i) make Restricted Payments in respect of preferred stock of the Company to the extent (A) permitted by Section 9.18 hereof, (B) made on account of the redemption of the Company's 8% Series C Preferred Stock or Series E Redeemable Exchangeable Convertible Preferred Stock or (C) made with Refunding Proceeds, (ii) make Restricted Payments in respect of the NYC Preferential Payments, PROVIDED HOWEVER, that such payments made in cash may not exceed $5,600,000 in the aggregate in any fiscal year, PROVIDED, HOWEVER, that nothing herein shall be deemed to prohibit payment of the NYC Redemption Price to the extent that such payment would otherwise constitute a Restricted Payment, PROVIDED that such payments made in cash may not exceed $40,000,000 in the aggregate, (iii) purchase for cash capital stock of the Company from any employee who has been granted rights in respect of any such stock under any of the Company's employee incentive stock programs to the extent necessary so that the net amount received by such employee with respect to such purchase is equal to the amount of tax payable by such employee as a result of the vesting of such rights, so long as the amount of such purchase, together with the amount of all other purchases under this Section 9.17(iii) on or after the Effective Date, does not exceed $20,000,000 and (iv) purchase for cash capital stock of the Company from any employee of the Company other than Dolan, so long as the amount of such purchase, together with the amount of all other purchases under this Section 9.17(iv) on or after the Effective Date, does not exceed $15,000,000.

          Section 9.18 DIVIDENDS. Neither the Company nor any Restricted Subsidiary will make any payments of dividends or other distributions in respect of any preferred stock of the Company (except to the extent any such payments are payable in common stock of the Company) if, at the time thereof and after giving effect thereto, any Default shall have occurred and be continuing.

          Section 9.19  BUSINESS.  Except as otherwise permitted by Sections
9.15 and 9.16 hereof, neither the Company nor any Restricted Subsidiary will engage in any business other than developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services. None of the Franchise Holding Companies will engage in any business other than acting as a nominee for the Company or Restricted Subsidiary for which it holds a Franchise or Franchises and will not own or hold any property other than such Franchise or Franchises, pole attachment agreements, insurance contracts and related bonds, and stock of other Franchise Holding Companies, or incur or be liable for any

Indebtedness or other obligations other than obligations (except for borrowed money) arising out of the ownership or leasing as lessee of any such property which such Franchise Holding Company is permitted to own or hold by this Section
9.19 (provided that each such obligation would not be prohibited by any provision of this Agreement were it incurred by the Company or the Restricted Subsidiary for which such Franchise Holding Company acts as nominee and all such obligations which, under generally accepted accounting principles, are required to be reflected on a balance sheet of such Franchise Holding Company are reflected in the balance sheets of the Company or the Restricted Subsidiary for which such Franchise Holding Company acts as nominee required to be furnished to the Banks hereunder).

          Section 9.20 TRANSACTIONS WITH AFFILIATES. Neither the Company nor any Restricted Subsidiary will effect any transaction with any of its Affiliates that is not a Restricted Subsidiary on a basis less favorable to the Company or such Restricted Subsidiary than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

          Section 9.21 SUBORDINATED DEBT. Neither the Company nor any Restricted Subsidiary will purchase, acquire, elect to redeem or retire, or make any optional payment or prepayment on account of the principal of, any Subordinated Debt, or set aside any optional sinking or defeasance fund for purposes of effecting any of the foregoing, except (i) for $200,000,000 principal amount of the Company's 14% Senior Subordinated Reset Debentures due November 15, 2003, and (ii) to the extent that any such purchase, acquisition, redemption, retirement, payment, prepayment or sinking fund or defeasance funding is made with Refunding Proceeds.

          Section 9.22 AMENDMENTS OF CERTAIN INSTRUMENTS. Neither the Company nor any Restricted Subsidiary will modify or supplement, or consent to any waiver of any of the provisions of, any Subordinated Debt Instrument or any provision of the Warrant Note or the Connecticut Security Documents. In addition, the Company will not amend, modify or supplement any of the provisions of its charter in respect of preferred stock of the Company, except that the Company may (i) file any amendment or modification thereto or supplement thereof to permit the issuance of New Preferred Stock of the Company and (ii) file a certificate of retirement thereto in respect of (A) the Series A Cumulative Convertible Preferred Stock and the Series B Cumulative Convertible Preferred Stock of the Company and (B) any other series of preferred stock of the Company the purchase, acquisition, redemption or retirement of which is permitted by this Agreement.

          Section 9.23 CABLEVISION FINANCE. So long as CBos is an Unrestricted Subsidiary, Cablevision Finance Limited Partnership, a New York limited partnership, will engage in no business other than the business of holding Investments in CBos and shall hold no property other than such Investments.

          Section 9.24 ISSUANCE OF STOCK. The Company will not permit any Restricted Subsidiary to issue any shares of stock or other ownership interests in such Restricted Subsidiary if, after giving effect thereto, the percentage of the ownership interests in such Restricted Subsidiary held by the Company and the Restricted Subsidiaries immediately prior to such issuance would be decreased.

          D.  FINANCIAL COVENANTS:

          Section 9.25  OPERATING CASH FLOW

          (a) OPERATING CASH FLOW TO TOTAL INTEREST EXPENSE. The Company and the Restricted Subsidiaries will cause, for each Quarter, the ratio of Operating Cash Flow for the period of two Quarters ending with such Quarter to Total Interest Expense for such period of two Quarters ending with such Quarter to be at least the following respective amounts at any time during the following respective periods:

               PERIOD                        RATIO
from and including the Effective
     Date to and including the
     Quarter ended December 31,
     1995                                    1.50 to 1

on and after the Quarter ended
     March 31, 1996                          2.00 to 1

          (b) FREE CASH FLOW COVERAGE RATIO. For each Quarter, beginning with the Quarter ended December 31, 1995, the Company and the Restricted Subsidiaries will cause the Free Cash Flow Coverage Ratio as of the last day of such Quarter to be at least 1.0 to 1.0.

          (c) OPERATING CASH FLOW TO TOTAL FIXED CHARGES. The Company and the Restricted Subsidiaries will cause, for each Quarter, the ratio of Operating Cash Flow for the period of two Quarters ending with such Quarter to Total Fixed Charges for such period of two Quarters ending with such Quarter to be at least
1.20 to 1.

          Section 9.26 CASH FLOW RATIO. The Company and the Restricted Subsidiaries will not permit the Cash Flow Ratio to exceed the following respective amounts at any time during the following respective periods:


               PERIOD                        RATIO
from and including the Effective
 Date to and including June 30,
 1995                                         6.50 to 1

from and including July 1, 1995 to
 and including December 31, 1995              6.25 to 1

from and including January 1, 1996
 to and including December 31,
 1996                                         6.00 to 1

from and including January 1, 1997
 to and including June 30, 1997               5.50 to 1

from and including July 1, 1997
 to and including December 31,
 1997                                         5.00 to 1

on and after January 1, 1998                 4.50 to 1

          E.  ADDITIONAL COVENANTS:

          Section 9.27 CERTAIN SUBSIDIARIES. The Company, Cablevision Area 9 Corporation and Cablevision Fairfield Corporation will cause each of CNJ, Cablevision NYC MLP, Cablevision NYC Partnership, Cablevision Systems New York City Corporation, a New York corporation, NYC GP Corp., a Delaware corporation, NYC LP Corp., a Delaware corporation, Cablevision Programming of Southern Connecticut Limited Partnership, a Connecticut limited partnership, Cablevision of Connecticut Limited Partnership, a Connecticut limited partnership, and Cablevision Systems of Southern Connecticut Limited Partnership, a Connecticut limited partnership, to comply with each covenant hereunder applicable to it.

          Section 9.28 PERMITTED RESTRICTED SUBSIDIARY TRANSACTIONS. In the event of any Permitted Restricted Subsidiary Transaction (a) by CNJ or CNYC to any other Restricted Subsidiary, the Company shall cause such Restricted Subsidiary to, and such Restricted Subsidiary shall, no later than two Business Days prior to such event, undertake (by documentation satisfactory to the Majority Banks) all of the obligations of the Company and CNJ under the CNJ Agreement or CNYC under the CNYC Agreement, as the case may be, whereupon such Restricted Subsidiary shall be obligated to pay all amounts thereunder in accordance with the terms thereof or (b) by any Securing Party to any Restricted Subsidiary that is not a Securing Party (other than any Permitted Restricted Subsidiary Transaction that (x) constitutes an Investment permitted pursuant to
Section 9.16 hereof or any transaction that would constitute an Investment but for the final paragraph of Section 9.16 hereof and (y) any other Permitted Restricted Subsidiary Transaction (not constituting an Investment described in clause (x) above) effected in the ordinary course of business of the Company and the Restricted Subsidiaries, including, but not limited to, transactions involving the lease or joint use of property among Restricted

Subsidiaries), the Company shall cause such Restricted Subsidiary to, and such Restricted Subsidiary shall, no later than two Business Days prior to such event, (i) undertake (by documentation satisfactory to the Majority Banks) all of the obligations of a Securing Party under the Security Agreement and to create on its revenues and assets all of the Liens to be created by a "Securing Party" under the Security Agreement and (ii) make all such filings and recordings in public offices as the Majority Banks shall determine to be desirable in order to perfect the Liens in favor of the Agent on the properties of such Restricted Subsidiary created under the Security Agreement as contemplated by clause (ii) above to be effected, PROVIDED that if the approval of any third party shall be required before such Restricted Subsidiary may become a Securing Party, such Restricted Subsidiary shall not be required to become a Securing Party until such approval is obtained, and PROVIDED FURTHER, that the Company will make all reasonable efforts promptly to obtain such approval.

          Section 9.29  CABLEVISION LIGHTPATH, INC.   The Company covenants and
agrees that on or after the date hereof, it will (i) promptly use all reasonable efforts to obtain regulatory approval to allow CLI so long as it is the owner of the certain 5ESS Switch referred to in a memorandum of the Company dated September 27, 1994 (the "Switch") to become a "Securing Party" hereunder (by documentation satisfactory in form and substance to the Majority Banks) and satisfy the obligations set forth in Section 9.08(a)(i), (ii) and (iii) hereof, including, if necessary, approvals permitting the transfer of certain assets to one or more Securing Parties or to a new Subsidiary (which Subsidiary would be, notwithstanding anything to the contrary in Section 9.08 hereof, a "Restricted Subsidiary" and a "Guarantor", but not a "Securing Party") and (ii) not permit CLI to transfer ownership of the Switch except to a Securing Party.


                                    ARTICLE X

                                    DEFAULTS

          Section 10.01 EVENTS OF DEFAULT. If any one of the following "EVENTS OF DEFAULT" shall occur and be continuing, namely:

          (a) Any representation or warranty in Article VIII hereof, in any Security Document, or in any certificate, statement or other document furnished to the Banks or the Agent under this Agreement or any Security Document (including, without limitation, any amendment to any of the foregoing), or any certification made or deemed to have been made by the Company to any Bank hereunder, shall prove to have been incorrect, or shall be breached, in any material respect when made or deemed made; or

          (b) Default when due of any principal on any Note or any Reimbursement Obligation or default when due of interest on any Note or any other amount payable to any Bank or the Agent hereunder, under the CSC/CNYC Adjustment Agreement or under the Security Agreement and the failure to pay such interest or such other amount by 11:00 a.m. on the second next following Business Day; or

          (c) Default by the Company or any of the Restricted Subsidiaries in the performance or observance of any of its agreements in Article IX hereof (other than Sections 9.01, 9.02, 9.03, 9.04, 9.05, 9.06, 9.07 and 9.16 hereof but including Section 9.01(g) hereof) or default by any of the Securing Parties in the performance or observance of any of its agreements in the Security Agreement; or

          (d) Default by the Company or any of the Restricted Subsidiaries in the performance or observance of any of its other agreements herein which shall remain unremedied for 30 days after notice thereof shall have been given to the Company by any Bank (provided that such period shall be five days and no such notice shall be required in the case of a default under Section 9.01(e) or 9.16 hereof and provided further that such period shall be fifteen days and no such notice shall be required in the case of a default under Section 9.01(d) hereof); or

          (e) Any Indebtedness of the Company or any of the Restricted Subsidiaries in an aggregate principal amount of $10,000,000 or more, excluding any Indebtedness for the deferred purchase price of property or services owed to the Person providing such property or services as to which the Company or such Restricted Subsidiary is contesting its obligation to pay the same in good faith and by proper proceedings and for which the Company or such Restricted Subsidiary has established appropriate reserves (herein called "EXCLUDED INDEBTEDNESS"), shall (i) become due before stated maturity by the acceleration of the maturity thereof by reason of default or (ii) become due by its terms and shall not be promptly paid or extended; or

          (f) Any default under any indenture, credit agreement or loan agreement or other agreement or instrument under which Indebtedness of the Company or any of the Restricted Subsidiaries constituting indebtedness for borrowed money in an aggregate principal amount of $2,000,000 or more is outstanding (other than Excluded Indebtedness), or by which any such Indebtedness is evidenced, shall have occurred and shall continue for a period of time sufficient to permit the holder or holders of any such Indebtedness (or a trustee or agent on its or their behalf) to accelerate the maturity thereof or to enforce any Lien provided for by any such indenture, agreement or instrument, as the case may be, unless such default shall have been permanently waived by the respective holder of such Indebtedness; or

          (g) The Company or any of the Restricted Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (vi) file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (vii) acquiesce in writing to, or fail to controvert in a timely and appropriate manner, any petition filed against the Company or any Restricted Subsidiary in any involuntary case under such bankruptcy laws, or
(viii) take any action for the purpose of effecting any of the foregoing; or

          (h) A case or other proceeding shall be commenced, without the application, approval or consent of the Company or any of the Restricted Subsidiaries, in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding up, or composition or readjustment or debts of the Company or any Restricted Subsidiary, the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or such Restricted Subsidiary or of all or any substantial part of its assets, or any other similar action with respect to the Company or such Restricted Subsidiary under the laws of bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for any period of 30 consecutive days, or an order for relief against the Company or any Restricted Subsidiary shall be entered in an involuntary case under the Federal bankruptcy laws (as now or hereafter in effect); or

          (i) A judgment for the payment of money in excess of $1,000,000 shall be rendered against the Company or any Restricted Subsidiary and such judgment shall remain unsatisfied and in effect for any period of 30 consecutive days without a stay of execution or (if a stay is not provided for by applicable law) without having been fully bonded; or

          (j) Any Franchise issued to the Company or any Restricted Subsidiary shall be revoked or canceled or expire by its terms and not be renewed, or shall be modified in a manner adverse to the Company or the Restricted Subsidiary utilizing such Franchise, if such action is likely to have a Materially Adverse Effect; or

          (k) (i) Any Termination Event shall occur; (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan;
(iii) any Person shall engage in any Prohibited Transaction involving any Plan;
(iv) the Company or any ERISA Affiliate is in "default" (as defined in Section

4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Company's or any ERISA Affiliate's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Plan; (v) the Company or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Plan under Title IV of ERISA and which, when aggregated with all other such amounts with respect to the payment of which the Company and its ERISA Affiliates are at the time in default, exceeds $500,000; (vi) a proceeding shall be instituted by a fiduciary of any Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; and by reason of any or all of such events described in clauses (i) through (vi) as applicable there shall or could result in actual or potential liability of the Company and any ERISA Affiliate in excess of $500,000 in the aggregate; or

          (l) Dolan or the Dolan family trusts shall cease to own stock of the Company having at least 51% of the votes that may be cast by the holders of all classes of stock of the Company; or

          (m) Any Event of Default under (and as defined in) the CNJ Agreement or the CNYC Agreement shall have occurred and be continuing.

THEREUPON, the Agent may (and, if directed by the Majority Banks, shall) by notice to the Company terminate the Commitments of the Banks hereunder (if then outstanding) and the obligation to issue any Syndicated Letter of Credit hereunder, and/or terminate any Syndicated Letter of Credit and/or any Bank Letter of Credit by sending the notice of termination as provided therein and/or declare the unpaid principal of and accrued interest on the Notes, and all other amounts owing hereunder, to be forthwith due and payable, whereupon the same shall be and become forthwith due and payable, without presentment or demand for payment, notice of nonpayment, protest or further notice or demand of any kind, all of which are hereby expressly waived by the Company (provided that the Banks' Commitments hereunder, and the obligation to issue Syndicated Letters of Credit hereunder, shall forthwith terminate and the unpaid principal of and accrued interest on the Notes, and all other amounts owing hereunder, shall automatically become and be forthwith due and payable upon the occurrence of any event specified in clause (g) or (h) above without any such notice or other action, all of which are hereby expressly waived by the Company).

          Section 10.02 CASH COLLATERAL ACCOUNT. The Company hereby agrees, in addition to the provisions of Section 10.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, upon demand by the Majority Banks (and, in the case of any Event of Default specified in clause (g) or (h) of Section 10.01 hereof, forthwith, without any demand or the taking of any other action by the Banks) pay to the Agent an amount in immediately available funds equal to the then aggregate undrawn face amount of the Syndicated Letters of Credit and Bank Letters of Credit and that any amounts received by the Agent pursuant to this Section 10.02 (and all investments of such amounts and earnings and proceeds of such investments) shall be held by the Agent in a cash collateral account in the name of the Agent entitled "Cablevision Systems Corporation Letter of Credit Cash Collateral Account" as additional collateral for the prompt payment and performance when due of the Company's Obligations to the Banks, as the case may be, in respect of all then outstanding Syndicated Letters of Credit and Bank Letters of Credit, and upon satisfaction of the Reimbursement Obligations and the obligations then outstanding of the Company in respect of the Bank Letters of Credit, as additional collateral under the Security Agreement for all other Obligations. The balance in such collateral account from time to time (including all earnings thereon) shall be invested and reinvested by the Agent in such interest-bearing obligations of the type described in clauses (i) and (ii) of Section 9.16 hereof as the Agent shall from time to time select, and the Company hereby authorizes and directs the Agent to collect and receive any earnings and proceeds of any such Investments and to credit the net amount of all such receipts to such cash collateral account.

                                   ARTICLE XI

                                    THE AGENT

          Section 11.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Bank hereby appoints and authorizes the Agent to act as its agent hereunder and under the Security Agreement with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Security Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the Security Agreement and shall not by reason of this Agreement and the Security Agreement be a trustee for any Bank. The Agent shall not be responsible to any of the Banks for any recitals, statements, representations or warranties contained in this Agreement or the Security Agreement, or in any certificate or other document referred to or provided for in, or received by any of the Banks under, this Agreement or the Security Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Security Agreement or any other document referred to or provided for herein or for any failure by the Company to perform any of its obligations hereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under the Security Agreement or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

          Section 11.02 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof received by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or the Security Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 11.03 DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on the Obligations) unless the Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be reasonably directed by the Majority Banks, provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks.

          Section 11.04 RIGHTS AS A BANK. With respect to its Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company, the Restricted Subsidiaries and any of their affiliates as if it were not acting as Agent, and the Agent and its affiliates may accept fees and other consideration from the Company and the Restricted Subsidiaries for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

          Section 11.05 INDEMNIFICATION. The Banks agree to indemnify the Agent and the Predecessor Agents (to the extent not reimbursed under Sections
12.03 and 12.04 hereof, but without limiting the obligations of the Company under said Sections 12.03 and 12.04), ratably in accordance with the aggregate principal amount of the Obligations held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Predecessor Agent in any way relating to or arising out of this Agreement or the Security Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Sections 12.03 and 12.04 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, PROVIDED that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified.

          Section 11.06 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and the Restricted Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, or the Security Agreement or any other document contemplated by or referred to herein. The Agent shall not be required to keep itself informed as to the performance or observance by the Company and the Restricted Subsidiaries of this Agreement or to inspect the properties or books of the Company and the Restricted Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company and the Restricted Subsidiaries (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates.

          Section 11.07 FAILURE TO ACT. Except for action expressly required of the Agent hereunder or under the Security Agreement, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

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

          Section 11.08 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Company and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank organized under the laws of the United States of America or any State having an office (or an affiliate with an office) in New York, New York and a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

          Section 11.09 AGENCY FEE. So long as the Commitments are outstanding and until payment in full of all Obligations hereunder and the expiration or termination of all Syndicated Letters of Credit and Bank Letters of Credit, the Company will pay to the Agent such fees as may have been agreed to by the Company and the Agent. Such fees, once paid, shall be non-refundable.

                                   ARTICLE XII

                                  MISCELLANEOUS

          Section 12.01 NO WAIVER. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Section 12.02 NOTICES. All notices and other communications provided for herein shall be by telegraph, cable or in writing and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified in SCHEDULE 12.02 hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in Section 2.02 hereof, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, four Business Days after the date deposited in the mails, airmail postage prepaid, in each case given or addressed as aforesaid.

          Section 12.03 EXPENSES, ETC. The Company shall pay or reimburse each of the Banks and the Agent for: (a) the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts, special New York counsel to the Agent, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other documents contemplated by or referred to herein, the making of the Loans and the issuance of Syndicated Letters of Credit or Bank Letters of Credit hereunder and the perfection of the security interests under the Security Agreement and (ii) any amendment, modification or waiver of any of the terms of this Agreement, the Notes, the Security Documents or any of such other documents; (b) all reasonable costs and expenses of the Banks and the Agent (including reasonable counsels' fees and expenses) in connection with the enforcement, protection, preservation or exercise of any of their rights under this Agreement, the Notes, the Security Documents and the other documents contemplated by or referred to herein; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, any of the Notes or any other document referred to herein. The Company shall (to the fullest extent permitted by applicable law) indemnify the Agent, the Predecessor Agents, the Banks and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or in any way relate to or result from any actual or proposed use by the Company of the proceeds of any of the extensions of credit (whether a Loan, a Syndicated Letter of Credit or a participation therein, or a Bank Letter of Credit) hereunder and/or the negotiation, execution, delivery or performance of this Agreement or the Notes or any extensions of credit (whether a Loan, a Syndicated Letter of Credit or a participation therein, or a Bank Letter of Credit) made or to be made hereunder or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Company shall reimburse the Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) incurred in connection with any such investigation or proceeding (but excluding any such losses, liabilities, claims, damages, or expenses to the extent, but only to the extent, caused by action taken which constitutes the gross negligence or willful misconduct of the Person to be indemnified). If and to the extent that the obligations of the Company under the preceding sentence may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the losses, liabilities, claims, damages and expenses referred to above as may be permitted by applicable law.

          Section 12.04 LETTER OF CREDIT INDEMNIFICATION. The Company hereby indemnifies and holds harmless each Bank and the Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which such Bank or the Agent may incur (or which may be claimed against such Bank or the Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Syndicated Letter of Credit or Bank Letter of Credit; provided that the Company shall not be required to indemnify any Bank or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(i) the willful misconduct or gross negligence of such Bank or the Agent in determining whether a request presented under any Syndicated Letter of Credit or Bank Letter of Credit complied with the terms of such Syndicated Letter of Credit or Bank Letter of Credit or (ii) such Bank's failure to pay under any Syndicated Letter of Credit or Bank Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Syndicated Letter of Credit or Bank Letter of Credit. Nothing in this Section
12.04 is intended to limit the obligations of the Company hereunder.

          Section 12.05 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor any consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Majority Banks, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) increase the Commitment of any of the Banks, extend the Commitment Termination Date or any date on which the Commitments are scheduled to reduce hereunder, or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, or fees with respect to, the Obligations or the amount of any scheduled payments thereof; (c) postpone any date fixed for payment of principal of, or interest on, or fees with respect to, the Obligations or the Notes; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Obligations, or the number of Banks which shall be required for the Banks or any of them to take any action under this Agreement or the Security Agreement;
(e) release all or a significant portion of the Collateral; (f) change any provision contained in Section 4.05, Articles V, VI, VII, Section 12.03 hereof or this Section 12.05; and (g) release or remove any Guarantor from its obligations hereunder other than any such release or removal resulting from a transaction permitted by Section 9.15 hereof. Anything in this Section 12.05 to the contrary, no amendment, waiver or consent shall be made with respect to the matters set forth in the proviso to the previous sentence and the Agent shall not release any balance in the cash collateral account described in Section
10.02 hereof without the prior written consent of each Bank.

          Section 12.06  SUCCESSORS AND ASSIGNS.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (b) Neither the Company nor any Guarantor may sell or assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent.

          (c) At any time after the Effective Date, a Bank may sell a participation in part of its rights and obligations under such Bank's Term Commitment and Revolving Credit Commitment under this Agreement and the Notes to one or more commercial banks or investment companies that enter into participations of the type contemplated by this Section 12.06 in the ordinary course of their business and that qualify as "accredited investors," as such term is defined under Regulation D of the Securities Act of 1933, as amended (each, a "participant"), such participant's rights against such Bank to be set forth in a participation agreement (a "Participation Agreement"); PROVIDED, HOWEVER, that (i) such Bank shall have submitted in writing to the Company and to the Agent a request that each of the Company and the Agent consent to the choice of such participant, (ii) the Company and the Agent shall have consented in writing to the choice of such participant prior to the time of effectiveness of such participation, such consent not to be unreasonably withheld or delayed,
(iii) such participation, when added to the contemporaneous participations made by such Bank under the CNJ Agreement and the CNYC Agreement, must be in an amount not less than $10,000,000, (iv) such participation shall be sold pro rata between such Bank's Term Commitment and such Bank's Revolving Credit Commitment and between such Bank's Commitment, such Bank's CNJ Commitment and such Bank's CNYC Commitment based on the relationship of each such Commitment to such Bank's Aggregate Commitment and (v) in the event such Bank was party to this Agreement on the Effective Date, after giving effect to such participation such Bank's Aggregate Commitment not so participated shall be at least $10,000,000. All amounts payable by the Company to any Bank under Article V hereof shall be determined as if such Bank had not sold any such participation and as if such Bank were funding all of its Commitment and Loans in the same way that it is funding the Commitment and Loans in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under its Participation Agreement to refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in such Participation Agreement that it will not, without the consent of such participant, agree to (A) extend the Commitment Termination Date or any date on which any Commitments are scheduled to reduce hereunder, (B) reduce the principal of, or interest on, the Obligations or under the Notes or any Commitment Fee, (C) postpone any date fixed for payment of the principal of, or interest on, the Obligations or under the Notes, (D) change any provision contained in Article VI hereof or (E) consent to any release of all or a significant portion of the Collateral. Any Bank selling a participation hereunder shall promptly notify the Company of the effectiveness thereof.

          (d) At any time after the Effective Date, a Bank may assign part of its rights and obligations under such Bank's Term Commitment and Revolving Credit Commitment under this Agreement and the Notes to one or more commercial banks (each, an "assignee") pursuant to an Assignment and Acceptance; provided, that (i) such Bank shall have submitted in writing to the Company and the Agent a request that each of the Company and the Agent consent to the choice of such assignee, (ii) the Company and the Agent shall have consented in writing to the choice of such assignee prior to the time of effectiveness of such assignment, such consent not to be unreasonably withheld or delayed, (iii) such assignment, when added to the contemporaneous assignments made by such Bank under the CNJ Agreement and the CNYC Agreement, must be in an aggregate amount not less than $10,000,000, (iv) such assignment shall be made pro rata between such Bank's Term Commitment and such Bank's Revolving Credit Commitment and between such Bank's Commitment, such Bank's CNJ Commitment and such Bank's CNYC Commitment based on the relationship of each such Commitment to such Bank's Aggregate Commitment, (v) the parties to each assignment shall execute and deliver to the Agent, for its approval, acceptance and recording in the books and records maintained pursuant to Section 12.06(f) hereof an Assignment and Acceptance, together with a processing and recordation fee of, when added to the processing and recordation fees under the contemporaneous assignments under the CNJ Agreement and the CNYC Agreement, $2,500 and (vi) in the event such Bank was party to this Agreement on the Effective Date, after giving effect to such assignment, such Bank's Aggregate Commitment shall not be less than $10,000,000. Upon such execution, delivery, approval, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto, and to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Notes and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations hereunder and under the Notes. Any Bank making an assignment hereunder shall promptly notify the Company of the effectiveness thereof. In the event of any such assignment, the Company shall, against receipt of the existing Notes of the Bank assignor, issue new Notes to the Bank assignee and, in the case of a partial assignment, to such Bank assignor, in either case appropriately reflecting such assignment.

          (e) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder shall confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the Security Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the Security Documents or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or its Subsidiaries or the performance or observance by the Company or its Subsidiaries of any of its obligations under this Agreement, the Security Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 8.04 and 9.01 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Security Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Security Documents are required to be performed by it as a Bank.

          (f) The Agent shall maintain books and records in which shall be recorded (i) the names and addresses of the Banks and the Commitments of, and principal amount of Obligations, including the Letter of Credit Liabilities, owing to, each Bank from time to time; (ii) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all interest, fees (including attorneys' fees and disbursements to the extent reimbursable hereunder), expenses, charges and other Obligations; and (iii) all payments of Obligations made by the Company or for the Company's account. All entries in such books and records shall be made in accordance with the Agent's customary accounting practices as in effect from time to time.

The Agent will render a quarterly statement to the Company detailing all relevant transactions for billing purposes. Each and every such statement shall be deemed final, binding and conclusive upon the Company in all respects as to all matters reflected therein (absent manifest error), unless the Company, within 15 days after the date such statement is rendered, delivers to the Agent written notice of any objections which the Company may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Company. Notwithstanding the foregoing, the Agent's entries in the books and records evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon the Company (absent manifest error) as to the existence and amount of the Obligations recorded in such books and records.

          (g) The Agent shall maintain at the applicable address for notices as determined in accordance with Section 12.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in such books and records the names and addresses of each Bank and the Commitment of, and principal amount of the Loans owing to, such Bank from time to time. The Company, the Agent and the Banks may treat each Person whose name is so recorded as a Bank hereunder for all purposes of this Agreement.

          (h) If any Bank (or, if such Bank has participated any part of its Loans or Commitment, any of such Bank's participants) does not agree with a proposal of the Company for an amendment, waiver or consent in respect of an issue described in the penultimate sentence of Section 12.06(c) hereof, the Company may require that such Bank (and each of its participants, if any) transfer all of its right, title and interest under this Agreement and such Bank's Notes to any Person identified by the Company who agrees to assume the obligations of such Bank (a "PROPOSED BANK") for a consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer and all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts which would be payable under Section 5.05 hereof as if all of such Bank's Loans were being prepaid in full on such date). Subject to the execution and delivery of such instruments and agreements relating to such transfer as the Banks (including the Proposed Bank and such Bank) shall request, such Proposed Bank shall be a "Bank" for all purposes hereunder.

          (i) A Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

          (j) Notwithstanding anything in the foregoing to the contrary, (x) each Bank may, without complying with any restrictions set forth in this Section 12.06, sell participations in or assign all or any part of its rights and obligations under such Bank's Term Commitment and Revolving Credit Commitment under this Agreement and the Notes to any affiliate of such Bank, PROVIDED that the Company shall consent to the choice of such affiliate, such consent not to be unreasonably withheld or delayed, and PROVIDED, HOWEVER, that any participation or assignment made by such affiliate to a non-affiliate must be effected contemporaneously with its other affiliates such that the non-affiliate participant or assignee holds pro rata amounts of the Term Commitment, the Revolving Credit Commitment, the CNJ Commitment and the CNYC Commitment as if such participation or assignment had been made by such Bank; and (y) each Bank may at any time, without complying with any restrictions set forth in this Section 12.06, assign all or any portion of its rights under this Agreement and the Notes to a Federal Reserve Bank, provided that such assignment shall not release the Bank assignor from its obligations under this Agreement.

          Section 12.07 SURVIVAL. The obligations of the Company under Sections 5.01, 5.05, 5.06, 12.03 and 12.04 hereof shall survive the repayment of the Loans, the Reimbursement Obligations and the obligations of the Company in respect of Bank Letters of Credit and the expiration and termination of the Syndicated Letters of Credit and Bank Letters of Credit.

          Section 12.08 SENIOR INDEBTEDNESS. The Obligations (including, without limitation, the obligations of the Company and the Guarantors to pay, when due (whether at stated maturity, by acceleration or otherwise) the principal of and interest on the Loans to be made by the Banks to the Company pursuant to Section 2.01 hereof and the Obligations in respect of Syndicated Letters of Credit and Bank Letters of Credit issued pursuant to Section 2.03 hereof) and the obligations of the Company and the Restricted Subsidiaries with respect to Interest Swap Agreements shall constitute "Senior Indebtedness" as such term is defined in all documents to which the Company or any Restricted Subsidiary is a party.

          Section 12.09 CONDITIONS TO EFFECTIVENESS; ASSIGNMENT; AMENDMENT OF SECURITY AGREEMENT. (a) This Agreement shall become effective on the first day (the "Effective Date") on which (i) this Agreement shall have been duly executed by the parties hereto and (ii) the conditions precedent to the initial extension of credit under Article VII hereof shall have been satisfied, at which time the 1992 Agreement shall be amended and restated by this Agreement. If no Effective Date shall occur, the 1992 Agreement shall remain in full force and effect.

          (b) Upon the Effective Date, each bank party to the 1992 Agreement shall be deemed to have assigned, without representation or warranty, all of its rights thereunder to the Banks pro rata in accordance with their respective Commitment

Percentages with respect to Term Loans, the Total Term Commitment, Revolving Credit Loans, the Total Revolving Credit Commitment and the Syndicated Letters of Credit. Upon such assignment, each bank (other than a Bank) so deemed to have assigned its rights shall be released from all duties and obligations under the 1992 Agreement and shall have no further duties or obligations under this Agreement.

          (c) Upon the Effective Date, each Bank shall be deemed to have consented to the execution of (i) Amendment No. 5 and Release to the Security Agreement, substantially in the form of EXHIBIT I attached hereto, by the Security Agent and (ii) the CSC/CNYC Adjustment Agreement, substantially in the form of EXHIBIT K hereto, by the Agent.

          Section 12.10 LIABILITY OF GENERAL PARTNERS AND OTHER PERSONS. No general partner of any Restricted Subsidiary that is a partnership, joint venture or joint adventure shall have any personal liability in respect of such Restricted Subsidiary's obligation under this Agreement, the Notes or the Security Documents by reason of his, her or its status as such general partner. In addition, no limited partner, officer, employee, director, stockholder or other holder of an ownership interest of or in the Company or any Restricted Subsidiary or any partnership, corporation or other entity which is a stockholder or other holder of an ownership interest of or in the Company or any Restricted Subsidiary shall have any personal liability in respect of such obligations by reason of his, her or its status as such limited partner, officer, employee, director, stockholder or holder.

          Section 12.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 12.12 WAIVER. THE COMPANY, THE RESTRICTED SUBSIDIARIES, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE SECURITY DOCUMENTS, THE NOTES OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

          Section 12.13 ENTIRE AGREEMENT. This Agreement, the Security Documents, the Notes and the letter referred to in Section 7.01(j) hereof embody the entire agreement among the Company, the Restricted Subsidiaries and the Banks and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 12.14 GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

          Section 12.15 CAPTIONS, ETC. Captions, section headings and the table of contents appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 12.16 ACCEPTANCE OF RELEASE OF RIGHTS OF GUARANTORS. The Company hereby accepts the release effected by Article VI and agrees not to restore or attempt to restore any of the rights thereby released.

          Section 12.17 AUTHORIZATION OF THIRD PARTIES TO DELIVER INFORMATION AND DISCUSS AFFAIRS. The Company hereby confirms that it has authorized and directed each Person whose preparation or delivery to the Agent or the Banks of any opinion, report or other information is a condition or covenant under this Agreement (including under Article VII and Article IX) to so prepare or deliver such opinions, reports or other information for the benefit of the Agent and the Banks. The Company agrees to confirm such authorizations and directions provided for in this Section 12.17 from time to time as may be requested by the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  CABLEVISION SYSTEMS CORPORATION,
                                    for itself and as a General
                                    Partner of Cablevision
                                    Finance Limited Partnership



                                  By /s/ Barry O'Leary
                                    ---------------------------------------
                                     Title:  Senior Vice President, Finance
                                             and Treasurer
                                  CABLEVISION AREA 9 CORPORATION

                                  CABLEVISION FAIRFIELD CORPORATION

                                  CABLEVISION FINANCE CORPORATION

                                  CABLEVISION OF CLEVELAND GP, INC.,
                                    for itself and as a General Partner
                                    of Cablevision of Cleveland Limited
                                    Partnership

                                  CABLEVISION OF CLEVELAND LP, INC.

                                  CABLEVISION OF CONNECTICUT
                                    CORPORATION

                                  CABLEVISION OF MICHIGAN, INC.

                                  CABLEVISION SYSTEMS DUTCHESS
                                    CORPORATION

                                  CABLEVISION SYSTEMS EAST HAMPTON
                                    CORPORATION

                                  CABLEVISION SYSTEMS GREAT NECK
                                    CORPORATION

                                  CABLEVISION SYSTEMS HUNTINGTON
                                    CORPORATION

                                  CABLEVISION SYSTEMS ISLIP CORPORATION

                                  CABLEVISION SYSTEMS LONG ISLAND
                                    CORPORATION

                                  CABLEVISION SYSTEMS SUFFOLK
                                    CORPORATION

                                  CABLEVISION SYSTEMS WESTCHESTER
                                    CORPORATION

                                  COMMUNICATIONS DEVELOPMENT
                                    CORPORATION

                                  CSC ACQUISITION CORPORATION

                                  CSC ACQUISITION - MA, INC.

                                  CSC ACQUISITION - NY, INC.


                                  By /s/ Barry O'Leary
                                     -----------------------------------
                                     Title:    Senior Vice President,
                                               Finance, and Treasurer
                                               of each of the above-
                                               named twenty
                                               corporations


                                  CABLEVISION FINANCE LIMITED
                                    PARTNERSHIP

                                  By  Cablevision Systems
                                      Corporation, as General Partner


                                  CABLEVISION OF CLEVELAND LIMITED
                                    PARTNERSHIP

                                  By  Cablevision of Cleveland GP,
                                      Inc., as General Partner

                    REVOLVING
   TERM              CREDIT
COMMITMENT         COMMITMENT
- ----------         ----------
$75,000,000       $67,500,000        THE TORONTO-DOMINION BANK,
                                       Grand Cayman Islands
                                       Branch, B.W.I.


                                     By /s/ Melissa B. Nigro
                                        --------------------------------
                                     Title: Manager of Syndications
                                            and Credit Administration

$55,000,000       $49,500,000        BANK OF MONTREAL,
                                       Chicago Branch
                                       as Bank and Co-Agent


                                     By /s/ Yvonne Bos
                                        --------------------------------
                                        Title:  Managing Director

$55,000,000       $49,500,000        THE BANK OF NEW YORK
                                       as Bank and Co-Agent


                                     By /s/ Bart Partington
                                        --------------------------------
                                     Title:  Vice President

$55,000,000       $49,500,000        THE BANK OF NOVA SCOTIA
                                       as Bank and Co-Agent


                                     By /s/ Mark Vigil
                                        --------------------------------
                                     Title:  Relationship Manager

$55,000,000       $49,500,000        THE CANADIAN IMPERIAL BANK
                                       OF COMMERCE
                                       as Bank and Co-Agent


                                     By /s/ Deborah Strek
                                        --------------------------------
                                     Title:  Authorized Signatery

$55,000,000       $49,500,000        NATIONSBANK OF TEXAS, N.A.
                                       as Bank and Co-Agent


                                     By /s/ W. Hutchinson McClendon IV
                                        --------------------------------
                                     Title:  Vice President

$37,500,000       $33,750,000        CREDIT LYONNAIS
                                       Cayman Island Branch

                                     By /s/ M. Burnadette Collins
                                     Title:  Vice President

                  REVOLVING
  TERM             CREDIT
COMMITMENT        COMMITMENT
- ----------        ----------
$37,500,000       $33,750,000        MELLON BANK, N.A.


                                     By /s/ G. Louis Ashley
                                        --------------------------------
                                     Title:  First Vice President

$37,500,000       $33,750,000        ROYAL BANK OF CANADA


                                     By /s/ Barbara Meijer
                                        --------------------------------
                                     Title:  Manager

$27,500,000       $24,750,000        THE FIRST NATIONAL BANK OF BOSTON


                                     By /s/ David B. Herter
                                        --------------------------------
                                     Title:  Director

$27,500,000       $24,750,000        THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)



                                     By /s/ John F. Shearson
                                        --------------------------------
                                     Title:  Managing Director

$27,500,000       $24,750,000        CHEMICAL BANK


                                     By /s/ Jeffrey C. Howe
                                        --------------------------------
                                     Title:  Vice President

$20,000,000       $18,000,000        BANQUE PARIBAS


                                     By /s/ Phillippe Vuarchex
                                        --------------------------------
                                     Title:  Vice President

                                     By /s/ Errol Antzis
                                        --------------------------------
                                     Title:  Group Vice President

$20,000,000       $18,000,000        CITIBANK, N.A.


                                     By /s/ Robert Keller
                                        --------------------------------
                                     Title:  Assistant Vice President

$20,000,000       $18,000,000        THE FIRST NATIONAL BANK OF CHICAGO


                                     By /s/ Elaine I. Khalil
                                        --------------------------------
                                     Title:  Vice President

                  REVOLVING
   TERM            CREDIT
COMMITMENT        COMMITMENT
- ----------        ----------
$20,000,000       $18,000,000        SHAWMUT BANK CONNECTICUT, N.A.


                                     By /s/ Anne E. Dorsey
                                        ---------------------------------
                                     Title:  Director

$12,500,000       $11,250,000        BARCLAYS BANK PLC


                                     By /s/ Michael Ballard
                                        --------------------------------
                                     Title:  Associate

$12,500,000       $11,250,000        BANK OF AMERICA, ILLINOIS


                                     By /s/ Robert A. Curley, Jr.
                                        --------------------------------
                                     Title:  Managing Director

$12,500,000       $11,250,000        CORESTATES BANK, N.A.


                                     By /s/ Edward L. Kittrell
                                        --------------------------------
                                     Title:  Vice President

$12,500,000       $11,250,000        FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                     By /s/ William F. Laporte III
                                        --------------------------------
                                     Title:  Vice President

$12,500,000       $11,250,000        THE FUJI BANK LIMITED,
                                       New York Branch


                                     By /s/ Toru Maeda
                                        --------------------------------
                                     Title:  Joint General Manager

$12,500,000       $11,250,000        LTCB Trust Company


                                     By /s/ Hiroshi Sasaki
                                        --------------------------------
                                     Title:  Senior Vice President

$12,500,000       $11,250,000        NATIONAL WESTMINSTER BANK USA


                                     By /s/ Eric S. Meyer
                                        --------------------------------
                                     Title:  Vice President

                  REVOLVING
   TERM            CREDIT
COMMITMENT        COMMITMENT
- ----------        ----------
$12,500,000       $11,250,000        PNC BANK, National Association


                                     By /s/ Scott C. Meves
                                     -----------------------------------
                                     Title:  Vice President

$12,500,000       $11,250,000        SOCIETE GENERALE


                                     By /s/ Bryan G. Petermann
                                        --------------------------------
                                     Title:  Vice President

$12,500,000       $11,250,000        UNION BANK


                                     By /s/ Steven D. Olson
                                        --------------------------------
                                     Title:  Vice President
$750,000,000.00   $675,000,000.00
- ---------------   ---------------
- ---------------   ---------------

                                     TORONTO DOMINION (TEXAS), INC.
                                       as Agent


                                     By /s/ Melissa B. Nigro
                                        --------------------------------
                                     Title:  Vice President

                                                 SCHEDULE 1.01(i)


                     ADAMS-RUSSELL COMPANIES

A-R Cable Investments, Inc.
     A-R Cable Services, Inc. (f/k/a Adams-Russell Co., Inc.)
          A-R Cable Services - ME, Inc. (f/k/a Adams-Russell
               Cable Services - Maine, Inc.)
          A-R Cable Services - NY, Inc. (f/k/a Adams-Russell
               Cable Services - New York, Inc.)
          Bootheel Video, Inc.
          Paragould Cablevision, Inc.
          A-R Delaware, Inc.

                                                SCHEDULE 1.01(ii)

                   FRANCHISE HOLDING COMPANIES

NEW YORK SUBURBAN

     Cablevision Systems East Hampton Corporation
     Cablevision Systems Great Neck Corporation
     Cablevision Systems Islip Corporation
     Cablevision Systems Long Island Corporation
          Cablevision Systems Suffolk Corporation
               Cablevision Systems Huntington Corporation
          Cablevision Systems Westchester Corporation

DUTCHESS

     Cablevision Systems Dutchess Corporation

                                               SCHEDULE 1.01(iii)

                           GUARANTORS

I.   CONNECTICUT

     Cablevision of Connecticut Corporation
          Cablevision Area 9 Corporation
     Cablevision Fairfield Corporation
     Communications Development Corporation

II.  MICHIGAN

     Cablevision of Michigan, Inc.

III. NEW YORK SUBURBAN/DUTCHESS

     Franchise Holding Companies (see Schedule 1.01(ii))

IV.  CLEVELAND

     Cablevision of Cleveland G.P., Inc.
          Cablevision of Cleveland, L.P.
     Cablevision of Cleveland L.P., Inc.

VI.  OTHER COMPANIES

     CSC Acquisition Corporation
          CSC Acquisition - MA, Inc.
          CSC Acquisition - NY, Inc.
     Cablevision Finance Corporation
          Cablevision Finance Limited Partnership
     Cablevision Lightpath, Inc.

                                                SCHEDULE 1.01(iv)

                      PROGRAMMING COMPANIES

Rainbow Programming Holdings, Inc. (f/k/a Cablevision
  Equity, Inc.)
     Cablevision Programming Incorporated
     Rainbow Program Enterprises (f/k/a Cablevision Program
       Enterprises)
          Bravo Company
          Rainbow News 12 Company
          Rainbow Network Communications
          Rainbow Programming Services Company
     Rainbow Advertising Sales Corporation
          Cable Networks, Inc.
          Northern Ohio Interconnect
     American Movie Classics Holding Corporation
          American Movie Classics Company
     SportsChannel New York Holding Partnership
          SportsChannel Associates
     SportsChannel Florida Holding Partnership
          SportsChannel Florida Associates
     SportsChannel Prism/Chicago Holding Partnership
          SportsChannel Prism Associates
          SportsChannel Chicago Associates
     Cablevision Programming New England Corporation
          SportsChannel New England Holding Limited Partnership
               SportsChannel New England Limited Partnership SportsChannel Ohio Holding Corporation
          SportsChannel Ohio Associates
     SportsChannel Los Angeles Holding Corporation
          SportsChannel Los Angeles Associates
     SportsChannel America Holding Corporation
          SportsChannel America Associates
               SportsChannel America Soccer, Inc.
                    Soccer/USA Partners, L.P.
     SportsChannel Bay Area Holding Corporation
          SportsChannel Pacific Associates (f/k/a SportsChannel
            Bay Area Associates)
     SportsChannel Cincinnati Holding Corporation
          SportsChannel Cincinnati Associates
     In Court Holding Corporation
          Courtroom Television Network
     Rainbow-NBC Olympics Company
     Rainbow PPV Holdings, Inc.
          Met Gala Joint Venture
          Rainbow - NBC Pay-Per-View Partnership
     PS Holding Acquisition Corporation
          Prime SportsChannel Networks Associates
     Rainbow MM Holdings Corporation
          Much Music U.S.A. Venture
     The Singles Network, Inc.

                                                SCHEDULE 1.01(iv)

     Garden L.P. Holding Corp.
     MSG Holding G.P. Corp.
     Rainbow Garden Corp.
     AMC Productions, Inc.
     Bravo Programming, Inc. (f/k/a SportsChannel Minnesota
       Holding Corporation)

                                                 SCHEDULE 1.01(V)

                     RESTRICTED SUBSIDIARIES

As contemplated by Section 8.02 of the Credit Agreement, attached hereto is a description of the legal nature and the nature and holders of the ownership interests of each Restricted Subsidiary.

I.   CONNECTICUT

     Cablevision of Connecticut Corporation
          Cablevision Area 9 Corporation
               Cablevision of Connecticut Limited Partnership
     Cablevision Fairfield Corporation
          Cablevision Systems of Southern Connecticut Limited
            Partnership
     Communications Development Corporation

II.  MICHIGAN

     Cablevision of Michigan, Inc.

III. NEW YORK SUBURBAN/DUTCHESS

     Franchise Holding Companies (see Schedule 1.01(ii))

IV.  NEW YORK CITY

     NYC GP Corp.
          Cablevision of New York City - Master L.P.
               Cablevision of New York City - Phase I L.P.
     NYC LP Corp. (f/k/a Zeuxis Corp.)
     Cablevision Systems New York City Corporation

V.   CLEVELAND

     Cablevision of Cleveland G.P., Inc.
          Cablevision of Cleveland, L.P.
     Cablevision of Cleveland L.P., Inc.

VI.  OTHER COMPANIES

     CSC Acquisition Corporation
          CSC Acquisition - NY, Inc.
          CSC Acquisition - MA, Inc.
     Cablevision Lightpath, Inc.
     Cablevision Finance Corporation (f/k/a Classic Films
       Corporation)
          Cablevision Finance Limited Partnership
     Cablevision of New Jersey, Inc.

                                                 SCHEDULE 1.01(v)


                     RESTRICTED SUBSIDIARIES

              Legal Nature and Ownership Interests

I.   CONNECTICUT COMPANIES

     A.   CABLEVISION OF CONNECTICUT CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   CABLEVISION AREA 9 CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision of Connecticut Corporation.

     C.   CABLEVISION OF CONNECTICUT LIMITED PARTNERSHIP

          Connecticut limited partnership

          GENERAL PARTNERS:
          Cablevision Area 9 Corporation                 94.3572%
          New Stamford Enterprises, Ltd.                    .237%

          LIMITED PARTNERS:
          Communications Development Corporation         .554272%
          New Stamford Enterprises, Ltd.                   .0225%
          Cablevision Systems Corporation                4.81918%

     D.   CABLEVISION FAIRFIELD CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     E.   CABLEVISION SYSTEMS OF SOUTHERN CONNECTICUT LIMITED
          PARTNERSHIP

          Connecticut limited partnership

          GENERAL PARTNER:
          Cablevision Fairfield Corporation                   96%

          LIMITED PARTNER:
          Cablevision Systems Corporation                      4%

                                                 SCHEDULE 1.01(v)

     F.   COMMUNICATIONS DEVELOPMENT CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

II.  MICHIGAN COMPANY

     A.   CABLEVISION OF MICHIGAN, INC.

          Michigan corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

III. FRANCHISE HOLDING COMPANIES

     A.   CABLEVISION SYSTEMS DUTCHESS CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     C.   CABLEVISION SYSTEMS GREAT NECK CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     D.   CABLEVISION SYSTEMS ISLIP CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     E.   CABLEVISION SYSTEMS LONG ISLAND CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     F.   CABLEVISION SYSTEMS SUFFOLK CORPORATION

                                                 SCHEDULE 1.01(v)

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Long Island Corporation.

     H.   CABLEVISION SYSTEMS HUNTINGTON CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Suffolk Corporation.

     G.   CABLEVISION SYSTEMS WESTCHESTER CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law.
          All the issued and outstanding stock is owned by Cablevision Systems Long Island Corporation.

IV.  NEW YORK CITY

     A.   NYC GP CORP.

          Delaware corporation
          All of the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   CABLEVISION OF NEW YORK CITY - MASTER L.P.

          New York limited partnership

          GENERAL PARTNER:
          NYC GP Corp.                                       1/99

          LIMITED PARTNERS:
          NYC LP Corp.                                      97/99
          Charles F. Dolan                                   1/99

     C.   CABLEVISION OF NEW YORK CITY - PHASE I L.P.

          New York limited partnership

          GENERAL PARTNERS:
          Cablevision of New York City - Master L.P.          99%
          Cablevision Systems New York City Corporation      .99%

          LIMITED PARTNER:
          Cablevision Systems New York City Corporation      .01%

     D.   NYC LP CORP. (F/K/A ZEUXIS CORP.)

          Delaware corporation

                                                 SCHEDULE 1.01(v)

          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     E.   CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

          New York corporation
          All of the issued and outstanding stock is owned by Cablevision Systems Corporation.

V.   CLEVELAND

     A.   CABLEVISION OF CLEVELAND G.P., INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     C.   CABLEVISION OF CLEVELAND, L.P.

          Delaware limited partnership

          GENERAL PARTNER:
          Cablevision of Cleveland G.P., Inc.                 90%

          LIMITED PARTNER:
          Cablevision of Cleveland L.P., Inc.                 10%

     B.   CABLEVISION OF CLEVELAND L.P., INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

VI.  OTHER COMPANIES

     A.   CSC ACQUISITION CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   CSC ACQUISITION - NY, INC.

          New York corporation
          All the issued and outstanding stock is owned by CSC
          Acquisition Corporation.

     C.   CSC ACQUISITION - MA, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by CSC
          Acquisition Corporation.

                                                 SCHEDULE 1.01(v)

     D.   CABLEVISION LIGHTPATH, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     E.   CABLEVISION FINANCE CORPORATION (F/K/A CLASSICS FILM
          CORPORATION)

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     F.   CABLEVISION FINANCE LIMITED PARTNERSHIP

          New York limited partnership

          GENERAL PARTNER:
          Cablevision Systems Corporation                     99%

          LIMITED PARTNER:
          Cablevision Finance Corporation                      1%

     G.   CABLEVISION OF NEW JERSEY, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

                                                SCHEDULE 1.01(VI)

                    UNRESTRICTED SUBSIDIARIES

As contemplated by Section 8.02 of the Credit Agreement, attached hereto is a description of the legal nature and the nature and holders of the ownership interests of each Unrestricted
Subsidiary.

I.   Adams-Russell Companies (see Schedule 1.01(i))

II.  Programming Companies (see Schedule 1.01(iv))

III. V CABLE COMPANIES

     V Cable, Inc.
          VC Holding, Inc.
               Arsenal MSub 2 Inc.
                    Petra Cablevision Corporation
                         Suffolk Cable Corporation
                         Samson Cablevision Corp.
                         Suffolk Cable of Smithtown, Inc.
                         Suffolk Cable of Shelter Island, Inc.
               Arsenal MSub 7 Inc.
                    Telerama, Inc.
               Cablevision of the Midwest Holding Co., Inc.
                    Cablevision of the Midwest, Inc.
                         Shamrock Cable Corporation
                              Shamrock Cable of Brooklyn, Inc.
                              Shamrock Cable of Hinckley, Inc.
                              Shamrock Cleveland Cablevision,
                                L.P.
                              Shamrock Cuyahoga County
                                Cablevision Associates, L.P.
                              Shamrock Ohio Cablevision
                                Associates, L.P.
                         Ohio Cablevision Investors, Ltd.
                         Cablevision of Ohio, Ltd.
                              Space Cable of Ohio, Ltd.
                              Space Cable of Strongsville, Ltd.
                              Cablevision of Geauga County
                         Complexicable of Cuyahoga Valley
                         Cablevision Systems Ohio Investment
                           Corporation
          V Cable GP, Inc.
               U.S. Cable Television Group, L.P.
          V-C Mo. G.P., Inc.
               Missouri Cable Partners, L.P.

IV.  U.S. CABLE TELEVISION GROUP, L.P. COMPANIES

     U.S. Cable Television Group, L.P.

                                                SCHEDULE 1.01(vi)

          ECC Holding Corporation
               Essex Communications Corp.
                    Essex Cable Corp.
                         Essex 1982-1 Investment L.P.
                              Essex 1982-1 Operating Partnership
                    Essex Management Corp.
                         Essex 1981-1 Investment L.P.
                              Essex 1980-3 Operating Partnership
                    Essex Operating Corp.
                    Essex Eighty-Four Corp.
                    Essex Eighty-Five-Two Corp.
                    Essex Eighty-Six Corp.
                    Ads On Cable, Inc.
                    Essex 1982-2 Investment L.P.
                    Essex Service Co. (L.P.)

V.   OTHER COMPANIES:

     CSC Realty Inc.
     CSC Transport, Inc.
     CSC Investment Inc.
     NCC LP Corp.
     Cleveland Radio Holdings, Inc.
          WKNR, Inc.
               CV Radio Associates, L.P.
     CSC Gateway Corporation
          Cablevision of Newark
     Cablevision MFR, Inc.
          Cablevision of Monmouth, Inc.
          Cablevision of Riverview, Inc.
     Cablevision of Framingham Holdings, Inc.
          Cablevision of Framingham, Inc.
     Cablevision of Nashoba, Inc.
          A-R Cable Partners
     111 New South Road Corporation
     Cablevision Lightpath - MA, Inc.
     Cablevision Lightpath - MI, Inc.
     Cablevision Lightpath - NJ, Inc.
     Cablevision Lightpath - NY, Inc.
     Cablevision Lightpath - OH, Inc.
     COB, Inc.

                                                SCHEDULE 1.01(vi)

                    UNRESTRICTED SUBSIDIARIES

              Legal Nature and Ownership Interests

I.   ADAMS-RUSSELL COMPANIES

     A.   A-R CABLE INVESTMENTS, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   A-R CABLE SERVICES, INC. (F/K/A ADAMS-RUSSELL CO.,
          INC.)

          Massachusetts corporation
          All the issued and outstanding common stock is owned by A-R Cable Investments, Inc.
          The preferred stock is allocated so that the economic interests, taking into account the common stock, are held 60% by Warburg Pincus Investors L.P. and 40% by A-R Cable Investments, Inc.

     C.   A-R CABLE SERVICES - ME, INC. (F/K/A ADAMS-RUSSELL
          CABLE SERVICES - MAINE, INC.)

          Maine Corporation
          All the issued and outstanding stock is owned by A-R
          Cable Services, Inc.

     D.   A-R CABLE SERVICES - NY, INC. (F/K/A ADAMS-RUSSELL
          CABLE SERVICES - NEW YORK, INC.)

          New York corporation
          All the issued and outstanding stock is owned by A-R
          Cable Services, Inc.

     E.   BOOTHEEL VIDEO, INC.

          Massachusetts corporation
          All the issued and outstanding stock is owned by A-R
          Cable Services, Inc.

     F.   PARAGOULD CABLEVISION, INC.

          Massachusetts Corporation
          All issued and outstanding stock is owned by A-R Cable
          Services, Inc.

     G.   A-R DELAWARE, INC.

          Delaware corporation

                                                SCHEDULE 1.01(vi)

          All the issued and outstanding stock is owned by A-R
          Cable Services, Inc.

II.  PROGRAMMING COMPANIES

     A.   RAINBOW PROGRAMMING HOLDINGS, INC. (F/K/A CABLEVISION
          EQUITY, INC.)

          New York corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   CABLEVISION PROGRAMMING INCORPORATED

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     C.   RAINBOW PROGRAM ENTERPRISES (F/K/A CABLEVISION PROGRAM
          ENTERPRISES)

          New York limited partnership

          GENERAL PARTNER:
          Rainbow Programming Holdings, Inc.                   5%

          LIMITED PARTNERS:
          CLASS A
          Cablevision Programming Incorporated                30%

          CLASS C
          Rainbow Programming Holdings, Inc.            61.07855%
          Network Capital Company                        0.09945%
          Communications Resources Company               2.47000%
          Programming Capital Company                    1.35200%

     D.   BRAVO COMPANY

          New York general partnership
          The partners and their respective interests are:

          Rainbow Program Enterprises                         50%
          NBC/Bravo Holding, Inc.                             50%

     E.   RAINBOW NEWS 12 COMPANY

          New York general partnership
          The partners and their respective interests are:

          Rainbow Program Enterprises                         50%
          NBC/News 12 Holding, Inc.                           50%

                                                SCHEDULE 1.01(vi)

     F.   RAINBOW NETWORK COMMUNICATIONS

          New York general partnership
          The partners and their respective interests are:

          Rainbow Program Enterprises                         50%
          NBC/Rainbow Network Communications Holding, Inc.    50%

     G.   RAINBOW PROGRAMMING SERVICES COMPANY

          New York limited partnership

          GENERAL PARTNER:
          Rainbow Program Enterprises                     99.998%

          LIMITED PARTNER:
          Cablevision Systems Corporation                   .002%

     H.   RAINBOW ADVERTISING SALES CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     I.   CABLE NETWORKS, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Advertising Sales Corporation.

     J.   NORTHERN OHIO INTERCONNECT

          Ohio joint venture (to be dissolved).
          The venturers and their respective interests are:

          Rainbow Advertising Sales Corporation               65%
          Cablevision of Cleveland, L.P.                      35%

                                                SCHEDULE 1.01(vi)

     K.   AMERICAN MOVIE CLASSICS HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     L.   AMERICAN MOVIE CLASSICS COMPANY

          New York general partnership
          The partners and their respective interests are:

          NBC/American Movie Classics, Inc.                 25.0%
          Rainbow Program Enterprises                       25.0%
          American Movie Classics Holding Corporation       49.9%
          LMC Classics, Inc.                                 0.1%

     M.   SPORTSCHANNEL NEW YORK HOLDING PARTNERSHIP

          New York general partnership
          The partners and their respective interests are:

          Rainbow Programming Holdings, Inc.                66.5%
          Rainbow Program Enterprises                       33.5%

     N.   SPORTSCHANNEL ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel New York Holding Partnership          50%
          NBC/SC Holding, Inc.                                50%

     O.   SPORTSCHANNEL FLORIDA HOLDING PARTNERSHIP

          New York general partnership
          The partners and their respective interests are:

          Rainbow Programming Holdings, Inc.                  50%
          Rainbow Program Enterprises                         50%

     P.   SPORTSCHANNEL FLORIDA ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Florida Holding Partnership           50%
          NBC/SC Florida Holding, Inc.                        50%

     Q.   SPORTSCHANNEL PRISM/CHICAGO HOLDING PARTNERSHIP

          New York general partnership

                                                SCHEDULE 1.01(vi)

          The partners and their respective interests are:

          Rainbow Programming Holdings, Inc.               66.67%
          Rainbow Program Enterprises                      33.33%

     R.   SPORTSCHANNEL PRISM ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Prism/Chicago Holdings
            Partnership                                   33 1/3%
          NBC/SC Prism Holding, Inc.                      33 1/3%
          Prime Philadelphia Sports Limited
            Liability Company                             33 1/3%

     S.   SPORTSCHANNEL CHICAGO ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Prism/Chicago Holding Partnership     25%
          NBC/SC Chicago Holdings, Inc.                       25%
          LMC Chicago Sports, Inc.                            50%

     T.   CABLEVISION PROGRAMMING NEW ENGLAND CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     U.   SPORTSCHANNEL NEW ENGLAND HOLDING LIMITED PARTNERSHIP

          Delaware limited partnership

          LIMITED PARTNER:
          Rainbow Program Enterprises                     94.271%

          GENERAL PARTNER:
          Cablevision Programming New England
            Corporation                                    5.729%

     V.   SPORTSCHANNEL NEW ENGLAND LIMITED PARTNERSHIP

          Connecticut limited partnership

          LIMITED PARTNER:
          SportsChannel New England Holding Limited
            Partnership                                   17.455%

                                                SCHEDULE 1.01(vi)

          GENERAL PARTNERS:
          Cablevision Programming New England
            Corporation                                   32.545%
          NBC/SC NE Holding, Inc.                             50%

     W.   SPORTSCHANNEL OHIO HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     X.   SPORTSCHANNEL OHIO ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Ohio Holding Corporation              50%
          NBC/SC Ohio Holding, Inc.                           50%

     Y.   SPORTSCHANNEL LOS ANGELES HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     Z.   SPORTSCHANNEL LOS ANGELES ASSOCIATES

          New York general partnership (no longer operating)
          The partners and their respective interests are:

          SportsChannel Los Angeles Holding
            Corporation                                       50%
          NBC/SC Los Angeles Holding, Inc.                    50%

     AA.  SPORTSCHANNEL AMERICA HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holding, Inc.

     AB.  SPORTSCHANNEL AMERICA ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel America Holding
            Corporation                                       50%
          NBC/SC America Holding, Inc.                        50%

     AC.  SPORTSCHANNEL AMERICA SOCCER, INC.

          Delaware corporation

                                                SCHEDULE 1.01(vi)

          All of the issued and outstanding stock is owned by SportsChannel America Associates.

     AD.  SOCCER/USA PARTNERS, L.P.

          Delaware limited partnership

          GENERAL PARTNERS:
          MSW Management Limited                              20%
          SportsChannel America Soccer, Inc.                 .01%

          LIMITED PARTNERS:
          PNI Soccer Limited                                  70%
          SportsChannel America Associates                  9.99%

     AE.  SPORTSCHANNEL BAY AREA HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AF.  SPORTSCHANNEL PACIFIC ASSOCIATES (F/K/A SPORTSCHANNEL
          BAY AREA ASSOCIATES)

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Bay Area Holding
            Corporation                                       25%
          NBC/SC Bay Area Holding, Inc.                       25%
          LMC Bay Area Sports, Inc.                           50%

     AG.  SPORTSCHANNEL CINCINNATI HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AH.  SPORTSCHANNEL CINCINNATI ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          SportsChannel Cincinnati Holding
            Corporation                                       50%
          NBC/SC Cincinnati Holding, Inc.                     50%

     AI.  IN COURT HOLDING CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

                                                SCHEDULE 1.01(vi)

     AJ.  COURTROOM TELEVISION NETWORK

          New York general partnership
          The partners and their respective interests are:

          TW Courtroom, Inc.                                33.3%
          Liberty Media, Inc.                               33.3%
          In Court Holding Corporation                   16.7%(1)
          NBC Cable Courtroom Holdings, Inc.                16.7%

     AK.  RAINBOW-NBC OLYMPICS COMPANY

          New York general partnership
          The partners and their respective interests are:

          Rainbow Programming Holdings, Inc.                  50%
          NBC Cable Holding, Inc.                             50%

     AL.  RAINBOW PPV HOLDINGS, INC.

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AM.  MET GALA JOINT VENTURE

          Joint venture
          The venturers and their respective interests are:

          Polygram Holding, Inc.                              50%
          Rainbow PPV Holdings, Inc.                          25%
          NBC Cable Holding, Inc.                             25%

     AN.  RAINBOW - NBC PAY-PER-VIEW PARTNERSHIP

          New York general partnership
          The partners and their respective interests are:

          Rainbow Program Enterprises                         50%
          NBC/Rainbow Network Communications Holding, Inc.    50%

     AO.  PS HOLDING ACQUISITION CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.


- ---------------------
(1)  Subject to resolution of certain issues.

                              -10-

                                                SCHEDULE 1.01(vi)

     AP.  PRIME SPORTSCHANNEL NETWORKS ASSOCIATES

          New York general partnership
          The partners and their respective interests are:

          Prime Network Limited Liability Company             50%
          PS Holding Acquisition Corporation                  25%
          NBC/SC America Holding, Inc.                        25%

     AQ.  RAINBOW MM HOLDINGS CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AR.  MUCH MUSIC U.S.A. VENTURE

          New York general partnership
          The partners and their respective interests are:

          Rainbow MM Holdings Corporation                     50%
          MuchAmerica Limited                                 50%

     AS.  THE SINGLES NETWORK, INC.

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AT.  GARDEN L.P. HOLDING CORP.

          Delaware corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AU.  MSG HOLDING G.P. CORP.

          Delaware corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AV.  RAINBOW GARDEN CORP.

          Delaware corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

     AW.  AMC PRODUCTIONS, INC.

          New York corporation
          All issued and outstanding stock is owned by Rainbow
          Programming Holdings, Inc.

                              -11-


                                                SCHEDULE 1.01(vi)

     AX.  BRAVO PROGRAMMING, INC. (F/K/A SPORTSCHANNEL MINNESOTA
          HOLDING CORPORATION)

          New York corporation
          All the issued and outstanding stock is owned by Rainbow Programming Holdings, Inc.

III. V CABLE COMPANIES

     A.   V CABLE, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     B.   VC HOLDING, INC.

          Delaware corporation
          810 shares of Class A Common Stock is owned by V Cable,
          Inc.
          190 shares of Class B Common Stock is owned by U.S.
          Cable Television Group, L.P.

     C.   ARSENAL MSUB 2 INC.

          Delaware corporation
          All the issued and outstanding stock is owned by V
          Cable, Inc.

     D.   PETRA CABLEVISION CORPORATION

          New York corporation
          All the issued and outstanding stock is owned by Arsenal MSub 2 Inc.

     E.   SUFFOLK CABLE CORPORATION

          A corporation formed under the New York State
          Transportation Corporation Law
          All the issued and outstanding stock is owned by Petra
          Cablevision Corporation

     F.   SAMSON CABLEVISION CORP.

          A corporation formed under the New York State
          Transportation Corporation Law
          All the issued and outstanding stock is owned by Petra
          Cablevision Corporation

                                                SCHEDULE 1.01(vi)

     G.   SUFFOLK CABLE OF SMITHTOWN, INC.

          A corporation formed under the New York State
          Transportation Corporation Law
          All the issued and outstanding stock is owned by Petra
          Cablevision Corporation

     H.   SUFFOLK CABLE OF SHELTER ISLAND, INC.

          A corporation formed under the New York State
          Transportation Corporation Law
          All the issued and outstanding stock is owned by Petra
          Cablevision Corporation

     I.   ARSENAL MSUB 7, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by V
          Cable, Inc.

     J.   TELERAMA, INC.

          Ohio corporation
          All the issued and outstanding stock is owned by Arsenal MSub 7 Inc.

     K.   CABLEVISION OF THE MIDWEST HOLDING CO., INC.

          Delaware corporation
          All the issued and outstanding stock is owned by V
          Cable, Inc.

     L.   CABLEVISION OF THE MIDWEST, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision of the Midwest Holding Co., Inc.

     M.   SHAMROCK CABLE CORPORATION

          Ohio corporation
          All the issued and outstanding stock is owned by Cablevision of the Midwest, Inc.

     N.   SHAMROCK CABLE OF BROOKLYN, INC.

          Ohio corporation
          All the issued and outstanding stock is owned by Shamrock Cable Corporation

                                                SCHEDULE 1.01(vi)

     O.   SHAMROCK CABLE OF HINCKLEY, INC.

          Ohio corporation
          All the issued and outstanding stock is owned by Shamrock Cable Corporation

     P.   SHAMROCK CLEVELAND CABLEVISION, L.P.

          Ohio limited partnership

          GENERAL PARTNER:
          Shamrock Cable Corporation                         0.1%

          LIMITED PARTNER:
          Cablevision of the Midwest, Inc.                  99.9%

     Q.   SHAMROCK CUYAHOGA COUNTY CABLEVISION ASSOCIATES, L.P.

          Ohio limited partnership

          GENERAL PARTNER:
          Shamrock Cable Corporation                         0.1%

          LIMITED PARTNERS:
          Cablevision of the Midwest, Inc.                  99.9%

     R.   SHAMROCK OHIO CABLEVISION ASSOCIATES, L.P.

          Ohio limited partnership

          GENERAL PARTNER:
          Shamrock Cable Corporation                         0.1%

          LIMITED PARTNER:
          Cablevision of the Midwest, Inc.                  99.9%

     S.   OHIO CABLEVISION INVESTORS, LTD.

          Ohio limited partnership

          GENERAL PARTNERS:
          Cablevision Systems Ohio Investment Corporation    0.1%
          Cablevision of the Midwest, Inc.                   0.9%

          LIMITED PARTNER:
          Cablevision of the Midwest, Inc.                  99.0%

     T.   CABLEVISION OF OHIO, LTD.

          Ohio limited partnership

                                                SCHEDULE 1.01(vi)

          GENERAL PARTNERS:
          Cablevision of the Midwest, Inc.                  43.1%
          Cablevision Systems Ohio Investment Corporation     .1%

          LIMITED PARTNER:
          Cablevision of the Midwest, Inc.                  16.8%

     U.   SPACE CABLE OF OHIO, LTD.

          Ohio limited partnership

          GENERAL PARTNER:
          Cablevision of Ohio, Ltd.                         99.9%

          LIMITED PARTNER:
          Cablevision Systems Ohio Investment Corporation     .1%

     V.   SPACE CABLE OF STRONGSVILLE, LTD.

          Ohio limited partnership

          GENERAL PARTNER:
          Cablevision of Ohio, Ltd.                           50%

          LIMITED PARTNERS:                                   50%
          Cablevision of Ohio, Ltd.
          Cablevision Systems Ohio Investment Corporation
          Ohio Cablevision Investors, Ltd.
          Cablevision of the Midwest, Inc.

     W.   CABLEVISION OF GEAUGA COUNTY

          Ohio joint venture
          The venturers and their respective interests are:

          Cablevision of Ohio, Ltd.                           55%
          Cablevision of the Midwest, Inc.                    45%

     X.   COMPLEXICABLE OF CUYAHOGA VALLEY

          Ohio limited partnership

          GENERAL PARTNER:
          Cablevision of the Midwest, Inc.                     5%

          LIMITED PARTNER:
          Cablevision Systems Ohio Investment Corporation     95%

     Y.   CABLEVISION SYSTEMS OHIO INVESTMENT CORPORATION

          Delaware corporation

                                                SCHEDULE 1.01(vi)

          All the issued and outstanding stock is owned by Cablevision of the Midwest, Inc.

     Z.   V CABLE GP INC.

          Delaware corporation
          All the issued and outstanding stock is owned by V
          Cable, Inc.

     AA.  V-C MO. G.P., INC.

          Delaware corporation
          All the issued and outstanding stock is owned by V
          Cable, Inc.

     AB.  MISSOURI CABLE PARTNERS, L.P.

          Delaware limited partnership

          GENERAL PARTNER:
          V-C Mo. G.P., Inc.                                   1%

          LIMITED PARTNER:
          U.S. Cable Television Group, L.P.                   99%

IV.  U.S. CABLE TELEVISION GROUP, L.P. COMPANIES

     A.   U.S. CABLE TELEVISION GROUP, L.P.

          Delaware limited partnership
          The partners and their respective INITIAL partnership interests are:

          GENERAL PARTNERS:
          Class I General Partners
          V Cable GP, Inc.                                     1%

          Class II General Partners
          U.S. Cable Partners                                  1%

          LIMITED PARTNERS:
          Class I Limited Partners
          V Cable, Inc.                                       19%

          Class II Limited Partners
          The Rule Trust                                 3.44556%
          I. Martin Pompadur                             2.71586%
          Pompadur Trust No. 1                           0.72898%
          Elliot H. Stein, Jr.                           0.10960%

          Class III Limited Partners
          General Electric Capital Corporation                 0%

                                                SCHEDULE 1.01(vi)

          Class IV Limited Partners
          General Electric Capital Corporation                72%

          Class V Limited Partners
          General Electric Capital Corporation                 0%

          Class VI Limited Partners
          V Cable, Inc.                                       N/A

     B.   ECC HOLDING CORPORATION

          Delaware corporation
          All the issued and outstanding stock is held by U.S.
          Cable Television Group, L.P.

     C.   ESSEX COMMUNICATIONS CORP.

          Delaware corporation
          All the issued and outstanding stock is held by ECC
          Holding Corporation.

     D.   ESSEX CABLE CORP.

          Connecticut corporation
          All the issued and outstanding stock is held by Essex
          Communications Corp.

     E.   ESSEX 1982-1 INVESTMENT L.P.

          Connecticut limited partnership

          GENERAL PARTNER:
          Essex Cable Corp.

          LIMITED PARTNER:
          Essex Communications Corp.

     F.   ESSEX 1982-1 OPERATING PARTNERSHIP

          Connecticut general partnership
          The partners are Essex 1982-1 Investment L.P. and Essex
          Cable Corp.

     G.   ESSEX MANAGEMENT CORP.

          Delaware corporation
          All the issued and outstanding stock is held by ECC
          Holding Corporation.

     H.   ESSEX 1981-1 INVESTMENT L.P.

          Connecticut limited partnership

                                                SCHEDULE 1.01(vi)

          GENERAL PARTNER:
          Essex Management Corp.

          LIMITED PARTNER:
          Essex Communications Corp.

     I.   ESSEX 1980-3 OPERATING PARTNERSHIP

          Connecticut general partnership
          The partners are Essex 1981-1 Investment L.P. and Essex
          Management Corp.

     J.   ESSEX OPERATING CORP.

          Connecticut corporation (no longer in operation)
          All the issued and outstanding stock is owned by Essex
          Communications Corp.

     K.   ESSEX EIGHTY-FOUR CORP.

          Connecticut corporation (no longer in operation)
          All the issued and outstanding stock is owned by Essex
          Communications Corp.

     L.   ESSEX EIGHTY-FIVE-TWO CORP.

          Connecticut corporation (no longer in operation)
          All the issued and outstanding stock is owned by Essex
          Communications Corp.

     M.   ESSEX EIGHTY-SIX CORP.

          Connecticut corporation (no longer in operation)
          All the issued and outstanding stock is owned by Essex
          Communications Corp.

     N.   ADS ON CABLE, INC.

          Connecticut corporation (no longer in operation)
          All the issued and outstanding stock is owned by Essex
          Communications Corp.

     O.   ESSEX 1982-2 INVESTMENT L.P.

          Connecticut limited partnership (no longer in operation)
          The general partnership interests are held by Essex
          Eighty-Four Corp.

                                                SCHEDULE 1.01(vi)

     P.   ESSEX SERVICE CO. (L.P.)

          Connecticut limited partnership (no longer in operation)

          GENERAL PARTNER:
          Essex Operating Corp.

          LIMITED PARTNER:
          Essex Communications Corp.

V.   OTHER COMPANIES

     A.   CSC REALTY INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     d    CSC TRANSPORT, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     C.   CSC INVESTMENT INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     D.   NCC LP CORP.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     E.   CLEVELAND RADIO HOLDINGS, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     F.   WKNR, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cleveland Radio Holdings, Inc.

     G.   CV RADIO ASSOCIATES, L.P.

          Ohio limited partnership

                                                SCHEDULE 1.01(vi)

          GENERAL PARTNER:
          WKNR, Inc.                                        21.0%

          LIMITED PARTNER:
          Cleveland Radio Holdings, Inc.                    79.0%

     H.   CSC GATEWAY CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     I.   CABLEVISION OF NEWARK

          New York general partnership
          The partners and their respective interests are:

          CSC Gateway Corporation                             25%
          WP Cable, Inc.                                      75%

     J.   CABLEVISION MFR, INC.

          Delaware corporation
          All issued and outstanding stock is owned by Cablevision Systems Corporation.

     K.   CABLEVISION OF MONMOUTH, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision MFR, Inc.

     L.   CABLEVISION OF RIVERVIEW, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision MFR, Inc.

     M.   CABLEVISION OF FRAMINGHAM HOLDINGS, INC.

          Delaware corporation
          The issued and outstanding stock is owned as follows:

          Cablevision Systems Corporation                     40%
          Warburg, Pincus Investors, L.P.                     60%

     N.   CABLEVISION OF FRAMINGHAM, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision of Framingham Holdings, Inc.

                                                SCHEDULE 1.01(vi)

     O.   CABLEVISION OF NASHOBA, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     P.   A-R CABLE PARTNERS

          Delaware general partnership
          The partners and their respective interests are:

          Cablevision of Nashoba, Inc.                        40%
          WP Nashoba Cable, Inc.                              60%

     Q.   111 NEW SOUTH ROAD CORPORATION

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

     R.   CABLEVISION LIGHTPATH - MA, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Lightpath, Inc.

     S.   CABLEVISION LIGHTPATH - MI, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Lightpath, Inc.

     T.   CABLEVISION LIGHTPATH - NJ, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Lightpath, Inc.

     U.   CABLEVISION LIGHTPATH - NY, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Lightpath, Inc.

     V.   CABLEVISION LIGHTPATH - OH, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Lightpath, Inc.

                                                SCHEDULE 1.01(vi)

     W.   COB, INC.

          Delaware corporation
          All the issued and outstanding stock is owned by Cablevision Systems Corporation.

                                              SCHEDULE 2.02(a)(i)




                 [Form of Notice of Term Loans]


                      NOTICE OF TERM LOANS

                                                           [date]
Toronto Dominion (Texas), Inc.,
  as Agent for the Banks parties
  to the Credit Agreement referred
  to below
909 Fannin Street
Suite 1700
Houston, Texas  77010

Attention:  Agency Department

Ladies and Gentlemen:

          Reference is hereby made to the Fourth Amended and Restated Credit Agreement dated as of ___________, 1994 as amended, among Cablevision Systems Corporation, the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and you as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are used herein shall have the respective meanings assigned to such terms therein.

          Pursuant to Section 2.02(a) of the Credit Agreement, the Company hereby gives notice of a proposed borrowing of Term Loans, and in that connection sets forth below the terms on which such borrowing (the "Proposed Borrowing") is requested to be made:

          (A)  Date of Proposed Borrowing __________________

          (B)  Amount of Proposed Borrowing ________________

          (C)  Type of Loan(1)           ________________

          The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

          (a) The representations and warranties in Article VIII of the Credit Agreement are true with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and

- ---------------------
(1) Specify the duration of the Interest Period in the case of Eurodollar Loans.

          (b) No Event of Default and no Default has occurred and is continuing.


                              CABLEVISION SYSTEMS CORPORATION



                              By_____________________________

                                             SCHEDULE 2.02(a)(ii)



           [Form of Notice of Revolving Credit Loans]


                NOTICE OF REVOLVING CREDIT LOANS


Toronto Dominion (Texas), Inc.,
  as Agent for the Banks parties
  to the Credit Agreement referred
  to below
909 Fannin Street
Suite 1700
Houston, Texas  77010

Attention:  Agency Department

Ladies and Gentlemen:

          Reference is hereby made to the Fourth Amended and Restated Credit Agreement dated as of September __, 1994 as amended, among Cablevision Systems Corporation, the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and you as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are used herein shall have the respective meanings assigned to such terms therein.

          Pursuant to Section 2.02(a) of the Credit Agreement, the Company hereby gives notice of a proposed borrowing of Revolving Credit Loans, and in that connection sets forth below the terms on which such borrowing (the "Proposed Borrowing") is requested to be made:

          (A)  Date of Proposed Borrowing    _______________

          (B)  Amount of Proposed Borrowing  _______________

          (C)  Type of Loan(3)             ______________

          (D)  Amount, if any, of Proposed
               Borrowing to be used for
               acquisitions permitted by
               Section 9.15(b)(iii) of the
               Credit Agreement in accordance
               with Section 3.01(b)(iii)
               thereof and pursuant to [a]
               notice[s] given by the
               Company pursuant to Section
               2.04(c)(i)(B) thereof.        ______________

- ---------------------
(3) Specify the duration of the Interest Period in the case of Eurodollar Loans.

                                                    SCHEDULE 8.02

          The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

          (a) The representations and warranties in Article VIII of the Credit Agreement are true with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and

          (b) No Event of Default and, if the Proposed Borrowing would increase the aggregate amount of extensions of credit under the Credit Agreement, no Default has occurred and is continuing.

                              CABLEVISION SYSTEMS CORPORATION



                              By_____________________________

                                                 SCHEDULE 2.02(c)



         [Form of Notice of Conversion or Continuation]

              NOTICE OF CONVERSION OR CONTINUATION



Toronto Dominion (Texas), Inc.,
  as Agent for the Banks parties to the
  Credit Agreement referred to below
909 Fannin Street
Suite 1700
Houston, Texas  77010


Date:

Ladies and Gentlemen:

          Reference is made to the Fourth Amended and Restated Credit Agreement dated as of September __, 1994 as amended, among Cablevision Systems Corporation, the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and you as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are used herein shall have the respective meanings assigned to such terms therein. The undersigned hereby gives notice pursuant to Section 2.02(c) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the types and in the amounts specified below on [insert date of conversion or continuation]:

                                                 CONVERTED
    LOANS TO BE CONVERTED OR CONTINUED       OR CONTINUED LOANS

                 Last Day of
  Type             Current                    Type
of Loan(1)     Interest Period     Amount    of Loan(1) Amount
- ----------     ---------------     ------    ---------- ------

- ----------     ---------------     ------    ---------- ------

- ----------     ---------------     ------    ---------- ------

- ----------     ---------------     ------    ---------- ------




- ---------------------
(1) Specify the duration of the Interest Period in the case of Eurodollar Loans.

                                                    SCHEDULE 8.02

          The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of Section 2.02(c) of the Credit Agreement.

                             CABLEVISION SYSTEMS CORPORATION



                             By_____________________________

                                                    SCHEDULE 2.07





                   APPLICABLE LENDING OFFICES



THE TORONTO-DOMINION (TEXAS), INC.

     Lending Office for all Loans:

          Agency Department
          909 Fannin, Suite 1700
          Houston, TX 77010


CITIBANK, N.A.

     Lending Office for all Loans:

          399 Park Avenue
          New York, New York  10043


BANK OF MONTREAL, Chicago Branch

     Lending Office for all Loans:

          115 South LaSalle Street
          Chicago, Illinois  60603


THE BANK OF NOVA SCOTIA

     Lending Office for all Loans:

          One Liberty Plaza
          26th Floor
          New York, New York  10006

THE BANK OF NEW YORK

     Lending Office for all Loans:

          One Wall St., 16th Floor South
          New York, New York  10286


THE CANADIAN IMPERIAL BANK OF COMMERCE

     Lending Office for all Loans:

          425 Lexington Avenue
          New York, New York  10017


CHEMICAL BANK

     Lending Office for all Loans:

          Loan Services Department
          52 Broadway, 3rd Floor
          New York, New York 10004

          ABA No.:   021000128
          Reference: Cablevision Systems


THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

     Lending Office for Base Rate Loans:

          1 Chase Manhattan Plaza
          New York, New York  10081

     Lending Office for Eurodollar Loans:

          Cayman Island, B.W.I., Branch
          c/o The Chase Manhattan Bank (National Association)
          1 Chase Manhattan Plaza
          New York, New York  10081

BANK OF AMERICA ILLINOIS

     Lending Office for all Loans:

          Bank of America Illinois
          231 South LaSalle Street
          Chicago, Illinois 60697


THE FIRST NATIONAL BANK OF BOSTON

     Lending Office for all Loans:

          100 Federal Street, 01-08-08
          Boston, Massachusetts  02110


MELLON BANK, N.A.

     Lending Office for all Loans:

          One Mellon Bank Center
          Room 4440
          Pittsburgh, Pennsylvania  15258


ROYAL BANK OF CANADA

     Lending Office for all Loans:

          Grand Cayman (North America No.1) Branch
          Royal Bank of Canada
          c/o NY Operations Center
          Pierrepont Plaza
          300 Cadman Plaza West
          Brooklyn, New York 11201-2701


NATIONSBANK OF TEXAS, N.A.

     Lending Office for all Loans:

          901 Main Street
          67th Floor
          Dallas, Texas  75202

THE FIRST NATIONAL BANK OF CHICAGO

     Lending Office for all Loans:

          One First National Plaza
          Chicago, Illinois  60670


THE FUJI BANK, LIMITED

     Lending Office for all Loans:

          New York Branch
          Two World Trade Center
          79th Floor
          New York, New York 10048


BARCLAYS BANK PNC

     Lending Office for Base Rate Loans:

          75 Wall Street
          New York, New York  10005

     Lending Office for Eurodollar Loans:

          Nassau, Bahamas


BANQUE PARIBAS

     Lending Office for all Loans:

          787 Seventh Avenue
          32nd Floor
          New York, New York  10019


CREDIT LYONNAIS

     Lending Office for all Loans:

          1301 Avenue of the Americas
          18th Floor
          New York, New York  10019

     Attention:  Gerri Bauerle

ICB CREDIT
THE BANK OF NOVA SCOTIA

     Lending Offices for all Loans

          44 King Street West
          Toronto, Ontario M5H 1H1



SHAWMUT BANK CONNECTICUT, N.A.

     Lending Office for all Loans:

          777 Main Street, Main Station No. 397
          Hartford, Connecticut 06115


CORESTATES BANK, N.A.

     Lending Office for all Loans

          Communications Group FC 1-3-18-8
          15th & Market Sts - CTSQ Bldg
          Philadelphia, Pennsylvania 19101-7618


FIRST UNION NATIONAL BANK OF NORTH CAROLINA

     Lending Office for all Loans

          One First Union Center - TW19
          Charlotte, North Carolina 28288-0735


LTCB TRUST COMPANY

     Lending Office for all Loans

          165 Broadway
          New York, New York 10006


NATIONAL WESTMINSTER BANK USA

     Lending Office for all Loans

          175 Water Street
          New York, New York 10038

PNC BANK, National Association

     Lending Office for all Loans

          Broad & Chestnut Streets
          Philadelphia, Pennsylvania 19101





SOCIETE GENERALE

     Lending Office for all Loans

          1221 Avenue of the Americas
          New York, New York, 10020


UNION BANK

     Lending Offices for all Loans

          Communications/Media Group
          445 S. Figueroa Street
          Los Angeles, California 90071-1602

                                                    SCHEDULE 8.02


                           AFFILIATES

As contemplated by Section 8.02 of the Credit Agreement, attached hereto is a description of the legal nature and the nature and holders of the ownership interests of each Affiliate.

Atlantic Cable Television Publishing Corporation
Cablevision Systems Boston Corporation
     Boston Transport Company
     Cablevision of Boston Limited Partnership
          Cablevision of Boston, Inc.
Cablevision Systems Brookline Corporation
     Cablevision of Brookline Limited Partnership
Cablevision of Brookline, Inc.
Cablevision Systems Services Corporation (f/k/a Cablevision
  Systems Corporation
     Cablevision of Illinois
     Cablevision of Chicago
Metro Financial Corporation
     Chicago Cablevision Investments
Cablevision Headquarters Investments
North Coast Cable Limited Partnership
MSG Holdings, L.P.
MSG Eden Corp.

                                                    SCHEDULE 8.02

                           AFFILIATES

              Legal Nature and Ownership Interests

     A.   ATLANTIC CABLE TELEVISION PUBLISHING CORPORATION

          New York corporation formed on May 27, 1977.
          All the shares of capital stock (200 shares authorized, 200 shares issued, no par value) are owned by a trust for the benefit of Dolan family members.

     B.   CABLEVISION SYSTEMS BOSTON CORPORATION

          Massachusetts corporation organized on October 28, 1980.
          All the shares of common stock (100 shares authorized, 100 shares issued, no par value) are owned by Charles
          F. Dolan.

     C.   BOSTON TRANSPORT COMPANY

          Massachusetts general partnership formed pursuant to an Agreement, dated as of January 1, 1983, among Charles
          F. Dolan, Cablevision Systems Boston Corporation and
          Cablevision of Boston Limited Partnership. The respective interests of the partners are:

          Charles F. Dolan                                    .1%
          Cablevision Systems Boston Corporation              .1%
          Cablevision of Boston Limited Partnership         99.8%

     D.   CABLEVISION OF BOSTON LIMITED PARTNERSHIP

          Massachusetts limited partnership formed pursuant to an Agreement dated as of April 1, 1981, among Charles F. Dolan and Cablevision Systems Boston Corporation as general partners, and Cablevision Systems Corporation and various outside investors and limited partners. The partners and their respective interests are:

                                             Before         After
                                             Payout         Payout
                                             ------         ------
        GENERAL PARTNERS:

        Charles F. Dolan (Managing
        General Partner)                          .5%        23.0%

        Cablevision Systems Boston
        Corporation                               .5%          .5%

        LIMITED PARTNERS:

                               -2-

                                                              SCHEDULE 8.02

        Cablevision Systems Corporation          6.9%        20.7%

        Outside Investors                       92.1%        55.8%


     E.   CABLEVISION OF BOSTON, INC.

          Delaware corporation formed on January 27, 1994.
          All the shares of common stock that have been issued (1,000 shares authorized, 100 shares issued, par value $.01) are owned by Cablevision of Boston Limited Partnership.

     F.   CABLEVISION SYSTEMS BROOKLINE CORPORATION

          Delaware corporation organized on March 14, 1983.
          All the issued and outstanding shares of common stock
          (1,000 shares authorized, 100 shares issued, no par value) are owned by Charles F. Dolan.

     G.   CABLEVISION OF BROOKLINE LIMITED PARTNERSHIP

          Massachusetts limited partnership formed pursuant to an Agreement, dated June 1, 1983, among Charles F. Dolan and Cablevision Systems Brookline Corporation, as general partners, and Cablevision of Boston Limited Partnership as the limited partner.

          GENERAL PARTNERS:
          Charles F. Dolan (Managing General Partner)         .5%
          Cablevision Systems Brookline Corporation           .5%

          LIMITED PARTNER:
          Cablevision of Boston Limited Partnership           99%

     H.   CABLEVISION OF BROOKLINE, INC.

          Delaware corporation formed on March 2, 1994.
          All of the shares of common stock that have been issued
          (1,000 shares authorized, 100 shares issued, par value
          $.01) are owned by Cablevision Systems Corporation.

     I.   CABLEVISION SYSTEMS SERVICES CORPORATION (F/K/A
          CABLEVISION SYSTEMS CORPORATION)

          New York corporation organized on April 5, 1973.
          All the issued and outstanding shares of capital stock
          (200 shares authorized, 10 shares issued, no par value) are owned by Charles F. Dolan.

     J.   CABLEVISION OF ILLINOIS

                                                              SCHEDULE 8.02
          Illinois limited partnership formed pursuant to an Agreement dated as of January 1, 1979, among Charles F.
          Dolan and Cablevision Management Corporation, as general partners, and three classes of limited partners. Illinois is a limited partner in Cablevision of Chicago. Upon the liquidation of Cablevision
          Management Corporation, Cablevision Systems Services
          Corporation became its successor in interest. The partners and their respective interests are:


                              Until     After     After Two      After Three
                              Payout    Payout    Times Payout   Times Payout
                              ------    ------    ------------   ------------
Charles F. Dolan                .5%     2.560%       2.560%         2.560%

Cablevision Systems
Services Corporation            .5%     2.560%       2.560%         2.560%

Class A Limited Partners      99.0%    40.515%      36.284%        32.053%

Class B Limited Partners        .0%     7.365%       6.596%         5.827%

Class C Limited Partners        .0%    47.000%      52.000%        57.000%

     K.   CABLEVISION OF CHICAGO

          Illinois limited partnership formed pursuant to an Agreement dated as of January 1, 1979, originally among Charles F. Dolan and Cablevision Management Corporation, as general partners, and Cablevision of Illinois, Chicago Cablevision Investments and Cablevision Headquarters Investments, as limited partners. The partners and their respective interests are:

          GENERAL PARTNERS:
          Charles F. Dolan (Managing General Partner)                        .5%
          Cablevision Systems Services Corporation                           .5%

          LIMITED PARTNERS:
          Cablevision of Illinois                                          41.3%
          Chicago Cablevision Investments                                  55.3%
          Cablevision Headquarters Investments                              2.4%

     L.   METRO FINANCIAL CORPORATION

          Delaware corporation organized on September 5, 1980.
          All the issued and outstanding shares of common stock (1,000 shares authorized, 1,000 common shares issued, $.10 par value) have been deposited in a Voting Trust of which Charles F. Dolan is the sole voting trustee. Metro Financial Corporation is a general partner in Chicago Cablevision Investments.

     M.   CHICAGO CABLEVISION INVESTMENTS

                                                              SCHEDULE 8.02
          Illinois limited partnership formed pursuant to an Agreement dated as of November 1, 1981, among Charles F. Dolan, Metro Financial Corporation and Morson Corporation, as general partners, and three classes of limited partners. Chicago Cablevision Investments is a limited partner in Cablevision of Chicago.


                              Until     After     After Two      After Three
                              Payout    Payout    Times Payout   Times Payout
                              ------    ------    ------------   ------------
Charles F. Dolan                .5%      2.56%       2.56%          2.56%
Metro Financial Corporation     .20%      .20%        .20%           .20%
Morson Corporation              .3%      2.36%       2.36%          2.36%
Limited Partners:
  Class A Limited Partners    99.0%     39.62%      34.58%         30.55%
  Class B Limited Partners      .0%      9.26%       8.30%          7.33%
  Class C Limited Partners      .0%     47.00%      52.00%         57.00


     N.   CABLEVISION HEADQUARTERS INVESTMENTS

          Illinois limited partnership formed pursuant to an Agreement dated July 1, 1983, among Charles F. Dolan and Rainbow Programming Holdings, Inc. general partners, and outside investors as limited partners. Cablevision Headquarters Investments is a limited partner in Cablevision of Chicago. The partners and their respective interests are:

          GENERAL PARTNERS:
          Charles Dolan (Managing General Partner)                           .5%
          Rainbow Programming Holdings, Inc.                                 .5%

          LIMITED PARTNERS:                                                99.0%

     O.   NORTH COAST CABLE LIMITED PARTNERSHIP

          Ohio limited partnership (being dissolved)
          Cablevision Systems Corporation owns a 15% limited partnership interest.

     P.   MSG HOLDINGS, L.P.

          Delaware limited partnership

          GENERAL PARTNER:
          MSG Eden Corp.                                                      1%

                                                                  Schedule 8.02

          LIMITED PARTNER:                                                99%(2)
          Garden L.P. Holding Corp.
          Subsidiary of ITT Corporation

     Q.   MSG EDEN CORP.

          Delaware corporation
          50% of common stock held by ITT Corporation
          50% of common stock held by Rainbow Programming Holdings, Inc.



- ---------------------
(2) Split is being determined. Rainbow Programming Holdings, Inc.'s percentage will be between 16% and 49.5%.

                                                                   SCHEDULE 8.03





                  REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS



                                      None

                                                                   SCHEDULE 8.05


                               EXISTING LITIGATION

            PENDING OR THREATENED LITIGATION, CLAIMS AND ASSESSMENTS

                                      None.

                                                                   SCHEDULE 8.14

                               EXISTING FRANCHISES

FRANCHISE AREA                               EXPIRATION DATE


LONG ISLAND DIVISION

Village of Amityville                        May 1997
Village of Asharoken                         Temporary Operating Authority
Village of Atlantic Beach                    April 1996
Town of Babylon                              October 1996
Village of Babylon                           Temporary Operating Authority
Village of Baxter Estates                    August 1994
Village of Bayville                          Temporary Operating Authority
Village of Bellerose                         November 1994
Village of Brookville                        March 1998
Village of Cedarhurst                        February 1996
Village of Centre Island                     September 2000
Village of Cove Neck                         June 1998
Village of East Hills                        Temporary Operating Authority
Village of East Rockaway                     April 1995
Village of East Williston                    January 1996
Village of Farmingdale                       October 2000
Village of Floral Park                       Temporary Operating Authority
Village of Freeport                          Temporary Operating Authority
Village of Garden City                       January 1996
City of Glen Cove                            January 1995
Town of Hempstead                            April 1997
Village of Hempstead                         Temporary Operating Authority
Village of Hewlett Bay Park                  February 1997
Village of Hewlett Harbor                    April 1996
Village of Hewlett Neck                      April 1997
Town of Huntington                           August 2000
Village of Huntington Bay                    August 1998
Village of Island Park                       Temporary Operating Authority
Town of Islip                                June 1998
Village of Lattington                        May 1998
Village of Laurel Hollow                     Temporary Operating Authority
Village of Lindenhurst                       May 1997
Village of Lloyd Harbor                      January 1995
City of Long Beach                           Temporary Operating Authority
Village of Malverne                          Temporary Operating Authority

Village of Manorhaven                        September 1994
Village of Massapequa Park                   January 2001
Village of Matinecock                        June 1998
Village of Mill Neck                         February 1997
Village of Mineola                           Temporary Operating Authority
Village of Muttontown                        May 1998
Village of New Hyde Park                     Temporary Operating Authority
Town of North Hempstead                      April 1995
Village of Northport                         July 1996
Village of Old Brookville                    Temporary Operating Authority
Village of Old Westbury                      September 1997
Village of Oyster Bay Cove                   May 1998
Town of Oyster Bay                           April 1997
Village of Port Washington North             October 1994
Village of Rockville Center                  Temporary Operating Authority
Village of Roslyn Estates                    November 2001
Village of Roslyn                            Temporary Operating Authority
Village of Roslyn Harbor                     September 1997
Village of Sands Point                       February 1999
Village of Sea Cliff                         Temporary Operating Authority
Village of South Floral Park                 December 1995
Village of Stewart Manor                     January 1995
Village of Upper Brookville                  May 1998
Village of Valley Stream                     Temporary Operating Authority
Village of Westbury                          Temporary Operating Authority
Village of Williston Park                    Temporary Operating Authority
Village of Woodsburgh                        November 1996


GREAT NECK DIVISION

Village of Flower Hill                       Temporary Operating Authority
Village of Great Neck                        October 1996
Village of Great Neck Estates                October 1996
Village of Great Neck Plaza                  October 1996
Village of Kensington                        October 1996
Village of Kings Point                       October 1996
Village of Lake Success                      October 1996
Village of Munsey Park                       September 1996
Village of North Hills                       September 1996
Village of Plandome                          September 1996
Village of Plandome Heights                  September 1996

Village of Plandome Manor                    September 1996
Village of Russell Gardens                   October 1996
Village of Saddle Rock                       October 1996
Village of Thomastown                        October 1996


WESTCHESTER DIVISION

City of Yonkers                              December 1996


DUTCHESS DIVISION

Town of Amenia                               Temporary Operating Authority
Town of Dover Plains                         Temporary Operating Authority
Village of Millbrook                         June 2002
Village of Millerton                         June 2003
Town of Northeast                            September 1996
Town of Pine Plains                          November 1998
Town of Stanford                             February 1998
Town of Union Vale                           January 1998
Town of Washington                           September 1999


MICHIGAN DIVISION

Township of Comstock                         October 1996
Township of Cooper                           August 1996
City of Kalamazoo                            April 1996
Township of Kalamazoo                        November 1997
Township of Oshtemo                          June 1997
City of Parchment                            April 1997
City of Pavillion                            April 2013
City of Portage                              May 1998


CONNECTICUT DIVISION

Norwalk                                      July 1996


SOUTHERN CONNECTICUT DIVISION

Bridgeport                                   August 1998


CSC ACQUISITION - NY (RIVERHEAD) DIVISION

Village of Easthampton                       July 1996
Town of Easthampton                          July 1996

Village of Greenport                         January 1995
Village of Quogue                            May 1995
Town of Riverhead                            May 1995
Village of Sag Harbor                        May 1995
Town of Southampton                          May 1995
Village of Southampton                       May 1995
Town of Southold                             May 1995
Village of Westhampton Beach                 May 1995


CSC ACQUISITION - MA (HAVERHILL) DIVISION

Town of Georgetown                           August 2001
Town of Groveland                            December 1998
City of Haverhill                            December 1997


OHIO DIVISION

Cleveland                                    September 2001


NEW YORK CITY DIVISION

Brooklyn (part)                              July 1998
The Bronx                                    July 1998


NOTE:

Some franchises are operating under temporary operating authority of NYSCCTV pending the conclusion of franchise renewal negotiations.

                                                                   SCHEDULE 9.11



                              EXISTING INDEBTEDNESS

  LETTERS OF CREDIT


     AMOUNT      BENEFICIARY                     MATURITY
 $4,130,000      CITY OF NEW YORK (BROOKLYN)     AUTOMATIC RENEWAL FOR 1 YEAR
 $2,870,000      CITY OF NEW YORK (BRONX)        AUTOMATIC RENEWAL FOR 1 YEAR
 $1,359,773      AETNA CASUALTY & SURETY CO.     AUTOMATIC RENEWAL FOR 1 YEAR
 $4,000,000      NORTH COAST CABLE L.P.          SEPT. 11, 1995
$11,667,000      ROYAL INSURANCE CO.             AUTOMATIC RENEWAL FOR 1 YEAR

2)  CAPITAL LEASES

LESSOR                                  US COMPUTER
LESSEE                                  CSC
DESCRIPTION                             COMPUTER EQUIPMENT


   AMOUNT                    INTEREST RATE             MATURITY
   $1,736,499                   10.48%                 10/31/97
   $1,156,343                   10.55%                 10/31/97
   $1,117,214                    8.20%                 11/30/98
   $1,024,482                    5.80%                  4/30/99
   $1,099,996                    5.80%                  4/30/99
   $1,219,441                    5.80%                  4/30/99
   $1,459,659                    8.20%                 11/30/98

3)  SUBORDINATED DEBENTURES


   AMOUNT                    INTEREST RATE             MATURITY
   $200,000,000                    14%                 2003
   $200,000,000                 9 7/8%                 2013
   $275,000,000                10 3/4%                 2004
   $150,000,000                 9 7/8%                 2023

4)  WORKING CAPITAL FACILITY


   AMOUNT                    INTEREST RATE             MATURITY
   UP TO $17,000,000          PRIME RATE               ON DEMAND

5)  NYC GUARANTY

$1,162,500 -- REDUCES QUARTERLY UNTIL MATURITY AT JULY 1, 1998

                                                                   SCHEDULE 9.12


                               EXISTING GUARANTEES

1. The Company has agreed to indemnify Aetna Insurance Company ("Aetna") in connection with the issuance of surety bonds by Aetna in an aggregate outstanding amount at June 30, 1994 of $10,615,130.(3)

2. The Company irrevocably and unconditionally guarantees the payment of the obligations of NYC L.P. Corp. in respect of $40,000,000 of the NYC Redemption Price. This guarantee remains in full force and effect until such obligations shall have been paid in full or shall have expired. The Company has the right, under the Purchase and Reorganization Agreement relating to Cablevision of New York City - Master L.P., to elect whether to pay any or all of the NYC Redemption Price in shares of Common Stock. The Credit Agreement prohibits payment in cash of any amount with respect to the NYC Redemption Price in excess of $40,000,000, but does permit the payment of up to $40,000,000 of such NYC Redemption Price in cash.

- ---------------

(3) Includes $639,000 of surety bonds for Cablevision of New Jersey, Inc. and $3,998,938 of surety bonds for Cablevision of New York City - Phase I, L.P.

3. The Company will, to the extent permitted by the Credit Agreement, make additional equity contributions in or subordinated loans to NYC L.P. Corp. in an aggregate amount sufficient to permit NYC L.P. Corp. to make NYC Annual Payments in an aggregate amount of $5,600,000,000 annually to Dolan when each payment becomes due and payable. Subject to certain limitations, the Credit Agreement permits the making of such contributions or loans.

4. The Company has agreed that, in the event that any interest deductions taken by the subsidiaries of A-R Cable Services, Inc. for periods commencing after January 1, 1988 and prior to May 11, 1992 are disallowed, the Company will contribute to the capital of A-R Cable Services, Inc. the amount of any additional taxes resulting from any such disallowance, an amount not to exceed $2,700,000.

5. Under a limited recourse guaranty, the Company has pledged the stock of its subsidiary A-R Cable Investments, Inc., a Delaware corporation, as security for the Company's indemnity obligations under a letter agreement with Warburg, Pincus Investors, L.P.

                              Recourse to the Company is limited to shares of capital stock of A-R Cable Investments, Inc., which is an Adams-Russell Company under the Credit Agreement.

6. Under a limited recourse guaranty, the Company has pledged the stock of its subsidiary V Cable, Inc., a Delaware corporation, as security for the obligations of V Cable, Inc. and its subsidiaries under certain credit agreements with General Electric Capital Corporation. Recourse to the Company is limited to shares of capital stock of V Cable, Inc.

7. The guarantee by the Corporation of the obligations of Cablevision MFR, Inc. under the promissory notes, with an aggregate principal amount of $141.3 million due in 1998, issued in connection with the acquisition by Cablevision MFR, Inc. of the assets of Monmouth Cablevision Associates, L.P. and Riverview Cablevision Associates, L.P.

8. The guarantee by the Corporation of the obligations of Cablevision of Framingham Holdings, Inc. under the promissory notes, with an aggregate principal amount of $9.7 million due in 1998, issued in connection with the acquisition by Cablevision of Framingham Holdings, Inc. of the assets of Framingham Cablevision Associates, L.P.

9. The Pledge of the capital stock of Rainbow Programming Holdings, Inc. ("RPHI") and the agreement to make capital infusions in RPHI concurrently with each payment by AMC of the consulting fee set forth in the consulting Agreement, dated as of January 1, 1987, between Cablevision Systems Corporation (as successor) and American Movie Classics Company, in an amount not less than the aggregate amount of such consulting fee payment actually received, as required by
                              Section 6(c) of the Stock Pledge Agreement, dated as of June 30, 1994, between the Company and the Agent, provided in support of the Loan Agreement, dated as of June 30, 1994, between RPHI, Toronto Dominion (Texas), Inc. as Agent and the Banks party thereto.

                                                                   SCHEDULE 9.13
                                 EXISTING LIENS
                          ON TANGIBLE PERSONAL PROPERTY



CAPITAL LEASES


Total Amount                  PROPERTYLESSOR/LIENOR
$ 9,764,634                   Computer EquipmentU.S. Computer
    156,762                   Computer EquipmentPacificorp Capital
     27,262                   VehiclesGECC Commercial Equipment Financing
     62,559                   Copier EquipmentEastman Kodak Credit Corp.
    110,888                   Graphic EquipmentMiles Financial Services
- -----------
$10,122,105

                                                                   SCHEDULE 9.16





                               EXISTING INVESTMENT

Programming Companies                           $274,311,000

A-R Cable Services, Inc./V Cable, Inc.           171,192,000

Cablevision NYC Master LP/
 Cablevision NYC Corporation                      74,723,000

Other                                            144,391,000
                                                ------------

Total Investments                               $664,617,000

                                                                  SCHEDULE 12.02






                              ADDRESSES FOR NOTICES



COMPANY and all GUARANTORS

     Address for Notices:

          [Name of Party]
          One Media Crossways
          Woodbury, New York  11797

               Attention:  Charles F. Dolan

               Telephone No.: 516-364-8450
               Telecopy No.:  516-496-1780

     With copies to the Chief Financial Officer and the General Counsel of the Company at the above address.


TORONTO DOMINION (TEXAS), INC.

     Address for all Notices:

          Toronto Dominion (Texas), Inc.
          Agency Department
          909 Fannin, Suite 1700
          Houston, TX 77010

               Attention:  Melissa Nigro

               Telephone No.: 713-653-8234
               Fax No.:       713-951-9921/0611

     With copies to:

          The Toronto-Dominion Bank
          31 West 52nd Street
          New York, New York  10019-6101

               Attention:  Joan S. Griffin-
                           Communications Finance

               Telephone No.: 212-468-0713
               Telecopy No.:  212-262-1928

     With copies to:

          909 Fannin Street
          Suite 1700
          Houston, Texas  77010

               Attention:  Agency Department

               Telephone No:  713-653-8231
               Telecopy No:   713-951-9921/0611


CITIBANK, N.A.

     Address for all Notices:

          Citibank, N.A.
          North American Bank Group
          Media Department
          399 Park Avenue, 6th Floor - Zone 8
          New York, New York  10043

               Attention:  Media Department

               Telephone No.: 212-559-7124
               Telecopy No.:  212-319-7854
               Telex No.:     127007 Route Code NYNME

BANK OF MONTREAL, Chicago Branch

     Address for all Notices:

          Bank of Montreal
          Communications Unit
          430 Park Avenue, 16th Floor
          New York, New York  10022

               Attention:  Patrick Sullivan

               Telephone No.: 212-605-1426
               Telecopy No.:  212-605-1648
               Telex No.:     968721

     With copies to:

          John Decoufle
          Account Administration
          Bank of Montreal
          430 Park Avenue, 15th Floor
          New York, New York  10022

               Telephone No.:  212-605-1428
               Telecopy No.:   212-605-1648

THE BANK OF NOVA SCOTIA

     Address for all Notices:

          The Bank of Nova Scotia
          One Liberty Plaza
          New York, New York  10006

               Attention:  Mark Vigil

               Telephone No.: 212-225-5048
               Telecopy No.:  212-225-5090
               Telex No.:     669859


THE BANK OF NEW YORK

     Address for all Notices:

          The Bank of New York
          One Wall Street
          16th Floor South
          New York, New York  10286

               Attention:  Zoraida Dougherty

               Telephone No.: 212-635-8730
               Telecopy No.:  212-635-8679
               Telex No.:     669859

     With copies to:

          The Bank of New York
          One Wall St., 16th Floor South
          New York, New York  10286

               Attention:  Robert Konefal

               Telephone No.: 212-635-8607
               Telecopy No.:  212-635-8593
               Telex No.:     12304

THE CANADIAN IMPERIAL BANK OF COMMERCE

     Address for all Notices:

          The Canadian Imperial Bank of Commerce
          2 Paces West
          2727 Paces Ferry Road
          Suite 1200
          Atlanta, Georgia 30339

               Attention:  Ann Mylan

               Telephone:  404-319-4819
               Telecopy:   404-319-4950

     With copies to:

          425 Lexington Avenue, 6th Floor
          New York, New York  10017

               Attention: Deborah Strek

               Telephone: 212-856-3732
               Fax No.:   212-455-2502


CHEMICAL BANK

     Address for all Notices:

          Chemical Bank
          Media & Entertainment Group
          270 Park Avenue
          10th Floor
          New York, New York  10172

               Attention:  Ellen Kaplan/Lori Schlanger

               Telephone No.: 212-270-8948
               Telecopy No.:  212-270-7903
               Telex No.:     422803
                              Answer Back CBUNUI

THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

     Address for Notices of Borrowing:

          The Chase Manhattan Bank (National Association)
          1 Chase Manhattan Plaza, 4th Floor
          New York, New York  10081

               Attention:  Connie Mandracchia

               Telephone No.: 212-552-1135
               Telecopy No.:  212-552-2783
               Telex No.:     125563

     Address for all other Notices:

          The Chase Manhattan Bank (National Association)
          Media and Communications Component
          1 Chase Manhattan Plaza
          New York, New York  10081

               Attention:  John Shearson


               Telephone No.: 212-552-4845
               Telecopy No.:  212-552-0259


BANK OF AMERICA ILLINOIS

     Address for all Notices:

          Bank of America Illinois
          335 Madison Avenue, 5th Floor
          New York, NY 10017

               Attention:  Nancy Sun

               Telephone No.:  212-503-8352
               Telefax   No.:  212-503-7173

THE FIRST NATIONAL BANK OF BOSTON

     Address for all Notices:

          The First National Bank of Boston
          100 Rustcraft Road
          Commercial Loan Services,
          Mail Stop 74-02-04I
          Dedham, Massachusetts  02026

               Attention:  Darlene Turchetta
                             Loan Administration

               Telephone No.:  617-467-2312
               Telecopy No.:   617-467-2276
               Telex No.:      940581

     With copies to:

          The First National Bank of Boston
          Media and Entertainment Department
          100 Federal Street, 01-08-08
          Boston, Massachusetts  02110

               Attention:  David Herter

               Telephone No.:  617-434-3816
               Telecopy No.:   617-434-3401

MELLON BANK, N.A.

     Address for all Notices:

          Mellon Bank, N.A.
          Three Mellon Bank Center 153-2305
          Pittsburgh, Pennsylvania 15259

               Attention:  Suzanne Cooke
                             Loan Administration

               Telephone No.: 412-234-4749
               Telecopy No.:  412-234-5049
               Telex No.:     812367

     With copies to:

          Mellon Bank, N.A.
          One Mellon Bank Center
          Room 4440
          Pittsburgh, Pennsylvania 15258-0001

               Attention:  G. Louis Ashley

               Telephone No.: 412-236-2474
               Telecopy No.:  412-234-6375


ROYAL BANK OF CANADA

     Address for all Notices:

          Grand Cayman (North America No. 1) Branch
          Royal Bank of Canada
          c/o New York Operations Center
          Pierrepont Plaza
          300 Cadman Plaza West
          Brooklyn, New York  11201-2701

               Attention:  Manager, Loans Administration

               Telephone No.:  212-858-7178
               Telecopy No.:   718-522-6292/3
               Telex No.:      4204614 (RBOCUI Royal Bank)
                               62519

     With copies to:

          Royal Bank of Canada
          Media Industries Group
          Financial Square
          New York, New York  10005-3531

               Attention:  Barbara E. Meijer

               Telephone No.: 212-428-6288
               Telecopy No.:  212-428-6460

NATIONSBANK OF TEXAS, N.A.

     Address for all Notices:

          NationsBank of Texas, N.A.
          901 Main Street
          66th Floor
          Dallas, Texas  75202

               Attention:  Tanya Davis

               Telephone No.: 214-508-0601
               Telecopy No.:  214-508-0944

          With copies to:

          NationsBank of Texas, N.A.
          901 Main Street
          67th Floor
          Dallas, Texas 75283-1000

               Attention:  W. Hutchinson McClendon, IV

               Telephone No.:  214-508-0996
               Telecopy No.:   214-508-0980


THE FIRST NATIONAL BANK OF CHICAGO

     Address for all Notices relating to Credit Matters:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0629 1-14
          Chicago, Illinois  60670

               Attention:  Ronna Bury-Prince

               Telephone No.:  212-732-4865
               Telecopy No.:   212-373-8587

     With copies to:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0629 1-14
          Chicago, Illinois  60670

               Attention:  Michael R. Phelan
                              Communications Companies
                              Division

               Telephone No.: 312-732-2700
               Telecopy No.:  312-732-8587

     Address for all Notices of Borrowing:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0088
          Chicago, Illinois  60670

               Attention:  Communications Companies
                           Division Administration Unit

               Telephone No.: 312-732-8875
               Telecopy No.:  312-732-2715

     With copies to:

          The First National Bank of Chicago
          153 West 51st Street
          8th Floor
          New York, New York  10019
               Attention:  SUsan Schwartz, Esq.

               Telephone No.:  212-373-1179
               Telecopy No.:   212-373-1449
               Telex No.:      421961


THE FUJI BANK, LIMITED

     Address for all Notices:

          The Fuji Bank, Limited
          Two World Trade Center
          79th Floor
          New York, New York 10048

               Attention: Nicole Steiner

               Telephone No.: 212-898-2023

               Telecopy No.:  212-321-9407/8


BARCLAYS BANK PLC

     Address for all Notices:

          Barclays Bank PLC
          388 Market Street
          Suite 1700
          San Francisco, California  94111

               Attention:  Doug Butler

               Telephone No.: 415-765-4743
               Telecopy No.:  415-765-4760

     Address for all Notices of Borrowing:

          Barclays Bank PLC
          388 Market Street
          Suite 1700
          San Francisco, California  94111

               Attention:  Christie Iwasaki

               Telephone No.: 415-765-4712
               Telecopy No.:  415-765-4762

BANQUE PARIBAS

     Address for all Notices:

          Banque Paribas
          Media and Communications Division
          787 Seventh Avenue, 32nd Floor
          New York, New York  10019

               Attention:  Richard O'Leary

               Telephone No.:  212-841-2211
               Telecopy No.:   212-841-2217

CREDIT LYONNAIS

     Address for all Notices:

          Credit Lyonnais
          Cable/Telecommunications Group
          1301 Avenue of the Americas, 18th Floor
          New York, New York  10019

               Attention:  Joseph P. Duggan

               Telephone No.:  212-261-7841
               Telecopy No.:   212-261-7890

ICB CREDIT
THE BANK OF NOVA SCOTIA

     Address for all Notices:

          ICB Credit
          The Bank of Nova Scotia
          44 King Street West
          Toronto, Ontario M5H 1H1

               Attention:  Carol Gibson

               Telephone No.:  416-866-6791
               Fax Number:     416-866-6791

SHAWMUT BANK CONNECTICUT, N.A.

     Address for all Notices:

          Shawmut Bank Connecticut, N.A.
          777 Main Street, Main Station No. 397
          Hartford, CT 06115

               Attention:  Ann Dorsey

               Telephone No.:  203-548-3158
               Fax Number:     203-986-5367


CORESTATES BANK, N.A.

     Address for all Notices:

          CoreStates Bank, N.A.
          Communications Group FC 1-3-18-8
          15th & Market Sts - CTSQ Bldg
          Philadelphia, PA 19101-7618

               Attention:  Edward L. Kittrell

               Telephone Number:  215-786-4368
               Fax Number:        215-786-8448/7721

FIRST UNION NATIONAL BANK OF NORTH CAROLINA

     Address for all Notices:

          First Union National Bank of North Carolina
          One First Union Center - TW19
          Charlotte, NC 28288-0735

               Attention:  Ted Laporte

               Telephone Number:  704-374-7041
               Fax Number:        704-374-4092


LTCB TRUST COMPANY

     Address for all Notices:

          LTCB Trust Company
          165 Broadway
          New York, NY 10006

               Attention:  Tersuya Fukunaga

               Telephone Number:  212-335-4549
               Fax Number:        212-608-2371

NATIONAL WESTMINSTER BANK USA

      Address for all Notices:

          National Westminster Bank USA
          175 Water Street
          New York, NY 10038

               Attention:  Eric S. Meyer

               Telephone Number:  212-602-2688
               Fax Number:        212-602-2158


PNC, NATIONAL ASSOCIATION

     Address for all Notices:

               PNC, National Association
               Broad & Chestnut Streets
               Philadelphia, Pennsylvania 19101

                    Attention: Scott C. Meves

                    Telephone No.: 215-585-6014
                    Fax Number:    215-585-6680


SOCIETE GENERALE

     Address for all Notices:
          Societe Generale
          1221 Avenue of the Americas
          New York, NY 10020

               Attention:  Bryan Petermann

               Telephone Number:  212-278-6128
               Fax Number:        212-278-6240


UNION BANK

     Address for all Notices:

          Union Bank
          Communications/Media Group
          445 S. Figueroa Street
          Los Angeles, CA 90071-1602

               Attention:  Steven D. Olson
                           Christine Ball

               Telephone No.: 213-236-6903
                                Steven D. Olson
                              213-236-6176
                                Christine Ball
               Fax Number:    213-236-5747

                                                                    EXHIBIT A(1)




                               [Form of Term Note]

                                    TERM NOTE


$_________________                                                      __, 1994
                                                              New York, New York

          FOR VALUE RECEIVED, CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of _____________ (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), at the principal office of Toronto Dominion (Texas), Inc. at 909 Fannin Street, Suite 1700, Houston, Texas 77010, the principal sum of ________________ Dollars ($____________) or, if
less, the aggregate principal amount of the Term Loans evidenced hereby, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Term Loan made by the Bank to the Company under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Bank is hereby authorized by the Company to endorse on the schedule attached to this Term Note (or any continuation thereof) the amount and type of, and the duration of each Interest Period for, each Term Loan made by the Bank to the Company under the Credit Agreement, the date such Loan is made, and the amount of each payment on account of principal of such Loan received by the Bank, provided that any failure by the Bank to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Loans.

          This Term Note is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, the Restricted Subsidiaries named therein, the Co-Agents and the Banks (including the Bank) parties thereto and Toronto Dominion (Texas), Inc. as Agent, as the same may be amended from time to time (the "CREDIT AGREEMENT"), and evidences Term

Loans made by the Bank thereunder. Capitalized terms used in this Term Note have the respective meanings assigned to them in the Credit Agreement.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, and may be required to prepay, all or part of the principal of this Term Note before maturity upon the terms provided in the Credit Agreement.

          This Term Note is also entitled to the benefits of, and is secured by, the Security Agreement.

          The obligations of the Company evidenced hereby constitute "Senior Indebtedness" as such term is defined in all documents to which the Company or any Restricted Subsidiary is a party.

                                       CABLEVISION SYSTEMS CORPORATION



                                       By:
                                           ----------------------------
                                           Title:

                         [Form of Schedule to Term Note]


This Term Note evidences Term Loans made under the within-described Credit Agreement to the Company, in the principal amounts, of the types and having the Interest Periods set forth below, which Loans were made on the dates set forth below, subject to the payments in respect of principal set forth below:



          Principal
          Amount         Type      Principal      Balance
Date      of             of        Amount         Out-           Interest
Made      Loan           Loan      Paid           Standing       Period
- ----      ---------      ----      ---------      --------       ------

                                                                   EXHIBIT A(2)

                         [Form of Revolving Credit Note]

                              REVOLVING CREDIT NOTE


$_________________                                                      __, 1994
                                                              New York, New York

          FOR VALUE RECEIVED, CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of _____________ (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), at the principal office of Toronto Dominion (Texas), Inc. at 909 Fannin Street, Suite 1700, Houston, Texas 77010, the principal sum of __________________ Dollars ($____________) or if
less, the aggregate principal amount of the Revolving Credit Loans evidenced hereby, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Bank to the Company under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Bank is hereby authorized by the Company to endorse on the schedule attached to this Revolving Credit Note (or any continuation thereof) the amount and type of, and the duration of each Interest Period for, each Revolving Credit Loan made by the Bank to the Company under the Credit Agreement, the date such Loan is made, and the amount of each payment on account of principal of such Loan received by the Bank, provided that any failure by the Bank to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Loans.

          This Revolving Credit Note is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, the Restricted Subsidiaries named therein, the Co-Agents and the Banks (including the Bank) named therein and

Toronto Dominion (Texas), Inc. as Agent, as the same may be amended from time to time (the "CREDIT AGREEMENT"), and evidences Revolving Credit Loans made by the Bank thereunder. Capitalized terms used in this Revolving Credit Note have the respective meanings assigned to them in the Credit Agreement.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, and may be required to prepay, all or part of the principal of this Revolving Credit Note before maturity upon the terms provided in the Credit Agreement.

          This Revolving Credit Note is also entitled to the benefits of, and is secured by, the Security Agreement.

          The obligations of the Company evidenced hereby constitute "Senior Indebtedness" as such term is defined in all documents to which the Company or any Restricted Subsidiary is a party.

                         CABLEVISION SYSTEMS CORPORATION



                         By:
                            ----------------------------
                            Title:

                   [Form of Schedule to Revolving Credit Note]


This Revolving Credit Note evidences Revolving Credit Loans made under the within-described Credit Agreement to the Company, in the principal amounts, of the types and having the Interest Periods set forth below, which Loans were made on the dates set forth below, subject to the payments in respect of principal set forth below:



          Principal
          Amount         Type      Principal      Balance
Date      of             of        Amount         Out-           Interest
Made      Loan           Loan      Paid           standing       Period
- ----      ---------      ----      ---------      --------       --------






                                      -1-1-

                                                                       EXHIBIT B

[Form of Compliance Certificate]

COMPLIANCE CERTIFICATE

(Pursuant to Section 9.01(d) of the Credit Agreement)

Period Ending __________, 19__ ("Compliance Date")



I.   SPECIAL MANDATORY REDUCTIONS (SECTION 2.04(C)(I))

          (A)       NEW SUBORDINATED DEBT:

          (A)(x)    aggregate Net Cash Proceeds of New
                    Subordinated Debt incurred during
                    90-day period ended on Compliance
                    Date ("Compliance Period")                   $______

          (A)(y)    portion of (A)(x) above that, as
                    specified in notices from the Company
                    to the Agent, shall constitute Refunding
                    Proceeds no later than the expiration
                    of the 75-day period after the
                    incurrence of such New Subordinated
                    Debt                                         $______

          (A)(*)    portion of (A)(y) above and of aggregate
                    Net Cash Proceeds of New Subordinated
                    Debt incurred during the 75-day period
                    ended on the preceding Compliance Date
                    that constituted Refunding Proceeds at
                    such Compliance Date to the extent such
                    portion did not constitute Refunding
                    Proceeds upon the expiration, during
                    Compliance Period, of the 75-day period
                    after the date of such incurrence            $______

          (A)(**)   excess, if any, of (i) $200,000,000
                    over (ii) aggregate Net Cash Proceeds
                    of New Subordinated Debt incurred
                    during period from Effective Date
                    to Compliance Date that do not
                    constitute Refunding Proceeds at
                    Compliance Date                              $______

                    aggregate automatic reductions to
                    Total Commitment pursuant to Section
                    2.04(c)(i)(A) during Compliance
                    Period shall equal the excess, if
                    any, of (i) the sum of (A)(x) and
                    (A)(*) above MINUS (A)(y) above OVER

                    (ii) (A)(**) above                           $______

          (B)       DISPOSITIONS:

          (B)(i)    aggregate Net Cash Proceeds of
                    dispositions pursuant to Section
                    9.15(a)(v) during Compliance Period          $______

          (B)(ii)   portion of (B)(i) above that
                    will be used, as specified in notices
                    from the Company to the Agent, for
                    acquisitions pursuant to Section
                    9.15(b)(iii)                                 $______

          (B)(iii)  excess, if any, of (B)(*)(y) below
                    OVER (B)(ii) above                           $______

         (B)(*)(x)  portion of (B)(iii) above and of
                    aggregate Net Cash Proceeds of each
                    disposition pursuant to Section
                    9.15(a)(v) during the six-month period
                    ended on any preceding Compliance Date
                    that were to be used for acquisitions
                    at Compliance Date to the extent the
                    Company did not enter into binding
                    purchase agreements with respect to
                    such disposition upon the expiration,
                    during Compliance Period, of the six-
                    month period after the date of such
                    disposition                                  $______

        (B)(**)(x)  portion of (B)(iii) above and of
                    aggregate Net Cash Proceeds of
                    dispositions pursuant to Section
                    9.15(a)(v) during the nine-month period
                    ended on any preceding Compliance Date
                    that were to be used for an acquisition
                    with respect to which the Company had
                    entered into a binding purchase
                    agreement at Compliance Date to the
                    extent such acquisition was not
                    completed upon the expiration, during
                    Compliance Period, of the nine-month
                    period after the date such agreement
                    was signed                                   $______

        (B)(*)(y)   excess of (i) aggregate Net Cash
                    Proceeds of dispositions pursuant to
                    Section 9.15(a)(v) during period from
                    Effective Date to Compliance Date that
                    will be used, as specified in notices
                    from the Company to the Agent, for
                    acquisitions pursuant to Section
                    9.15(b)(iii) MINUS aggregate amount of
                    reductions pursuant to clause (x) of
                    Section 2.04(c)(i)(B) during such
                    period OVER (ii) $75,000,000                 $______

                    aggregate automatic reductions to
                    Total Commitment pursuant to Section
                    2.04(c)(i)(B) during Compliance
                    Period shall equal the sum of (B)(i),
                    (B)(*)(x) and (B)(**)(x) above MINUS
                    (B)(iii) above                               $______

          (C)       UNSPECIFIED INVESTMENTS:

          (C)(i)    aggregate of amounts specified in
                    notices received by the Agent from the
                    Company pursuant to Section 9.16(ix)
                    during Compliance Period                     $______

                    aggregate automatic reductions to
                    Total Commitment pursuant to Section
                    2.04(c)(i)(C) during Compliance Period
                    shall equal 50% of (C)(i) above              $______


II.  MANDATORY PREPAYMENTS (SECTION 3.01(B)(iii)):

          (A)(x)    aggregate Net Cash Proceeds of New
                    Subordinated Debt incurred during
                    Compliance Period                            $______

          (A)(y)    portion of (A)(x) above that constitutes
                    "Refunding Proceeds" by virtue of clause
                    (i) of the definition thereof                $______

                    (B)  Net Cash Proceeds of dispositions
                    pursuant to Section 9.15(a)(v) during
                    Compliance Period                            $______

          (*)       excess, if any, of (i) $200,000,000
                    over (ii) aggregate Net Cash Proceeds
                    of New Subordinated Debt incurred
                    during period from Effective Date
                    to Compliance Date                           $______

                    aggregate mandatory prepayments
                    pursuant to Section 3.01(b)(iii) during
                    Compliance Period shall equal the sum
                    of (B) above and the excess, if any, of

               (i)  (A) (x)  above MINUS  (A) (y) above
                    OVER (ii)  (*) above                                 $______

III. INTEREST SWAP AGREEMENTS (SECTION 9.10):

          (i)  Indebtedness of the Company and the
               Restricted Subsidiaries outstanding at
               Compliance Date                                           $______

         (ii)  Indebtedness consisting of Obligations
               arising solely under Interest Swap
               Agreements                                                $______

               50% of (i) MINUS (ii) above                               $______


IV.  INDEBTEDNESS (SECTION 9.11):

         (ii)  aggregate short-term Indebtedness
               incurred for working capital purposes
               from banks and other other financial
               institutions outstanding at
               Compliance Date                                           $______

          (v)  aggregate notional principal amount of
               obligations in respect of Interest
               Swap Agreements at Compliance Date                        $______

       (viii)  aggregate Capital Lease Obligations,
               and Indebtedness incurred to finance
               the purchase price of property and
               equipment, outstanding at Compliance
               Date                                                      $______


V.   CONTINGENT LIABILITIES (SECTION 9.12):

          (v)  aggregate other Guarantees at
               Compliance Date                                           $______

       (viii)  aggregate surety bonds outstanding
               at Compliance Date                                        $______

          (x)  aggregate principal amount of CMFRI
               obligations guaranteed relating to
               acquisition of assets of affiliates
               of Sutton Capital Partners                                $______

VI.   DISPOSITIONS (SECTION 9.15(a)(v)):

       (B)(i)  aggregate number of cable television
               system subscribers disposed of in
               connection with all dispositions of
               assets during two-year period ended
               on Compliance Date ("Compliance
               Period")                                                  $______

      (B)(ii)  aggregate number of cable television
               system subscribers as of the first
               day of Compliance Period                                  $______

               25% of (B)(ii) above                                      $______


VII.  ACQUISITIONS (SECTION 9.15(b)(iii)):

          (E)  aggregate cash consideration for
               acquisitions and Investments pursuant
               to Section 9.16(iv) during current
               fiscal year:

               1.  Acquisition of _________                              $______

               2.  Acquisition of _________                              $______

               Total:                                                    $______

       (*)(i)  aggregate Net Cash Proceeds from
               dispositions of assets pursuant to
               Section 9.15(a)(v) during the six-month
               period after any acquisition pursuant
               to Section 9.15(b)(iii) during current
               fiscal year and the last six months
               of prior fiscal year                                      $______

      (*)(ii)  aggregate amount of (*)(i) above
               specified in notices received by the
               Agent from the Company pursuant to
               Section 9.15(b)(iii)(E) during the
               six-month period after any such
               acquisition                                               $______

       (*)(x)  aggregate amount of increases
               specified in notices received by the
               Agent from the Company pursuant to
               Section 9.15(b)(iii)(E) during the
               period from the Effective Date to
               Compliance Date                                           $______

               aggregate amount of Revolving Credit

               Loans used for acquisitions in
               accordance with Section 3.01(b)(iii)
               and pursuant to notices given pursuant
               to Section 2.04(c)(i)(B) during
               current fiscal year                                       $______


VIII.     INVESTMENTS (SECTION 9.16):

          (i)  aggregate amount of certificates of
               deposit and demand deposits with
               Norstar Bank of Long Island and other
               banks outstanding at Compliance Date                      $______

        (iii)  loans and salary and other advances
               to executives and other employees at
               Compliance Date                                           $______

         (iv)  Investments in Restricted Subsidiaries
               Subsidiaries outstanding at
               Compliance Date                                   [see VII above]

         (ix)  other Investments, together with
               cash payments in respect of NYC
               Preferential Payments after the
               Effective Date, outstanding at
               Compliance Date                                           $______

       (*)(A)  66.60% of the aggregate Net Cash
               Proceeds of New Preferred Stock issued
               during the six-month period ended at
               Compliance Date                                           $______

               aggregate amount of (*)(A) above
               specified in notices received by the
               Agent from the Company pursuant to
               Section 9.16(ix) during the
               90-day period ended at Compliance
               Date ("Compliance Period")                                $______

       (*)(B)  aggregate Net Cash Proceeds of
               common stock issued during
               Compliance Period                                         $______

      (*)(ii)  aggregate Investments in CMFRI not
               used to purchase common stock of the
               Company at Compliance Date                                $______


IX.  RESTRICTED PAYMENTS (SECTION 9.17):

      (ii)(*)  aggregate Restricted Payments made in
               cash in respect of NYC Preferential
               Payments for Quarter or fiscal year, as
               the case may be, ended at Compliance
               Date                                                      $______

     (ii)(**)  aggregate payments made in
               cash in respect of NYC Redemption
               Price for period from Effective Date
               to Compliance Date                                        $______

        (iii)  aggregate cash purchases of capital
               stock of the Company from employees
               pursuant to Section 9.17(iii) for the
               period from Effective Date to
               Compliance Date                                           $______

         (iv)  aggregate cash purchases of capital
               stock of the Company from employees
               pursuant to Section 9.17(iv) for the
               period from Effective Date to
               Compliance Date                                           $______


X.   OPERATING CASH FLOW TO TOTAL INTEREST EXPENSE
     (SECTION 9.25(A)):

               Operating Cash Flow for two
               Quarters ended on Compliance Date
               ("Compliance Period")                                     $______

               Total Interest Expense for
               Compliance Period                                         $______

               ratio of Operating Cash Flow to
               Total Interest Expense at
               Compliance Date                                           __ to 1


     FREE CASH FLOW COVERAGE RATIO (SECTION 9.25(B)

    (a)(i)(x)  Operating Cash Flow for four
               Quarters ended on Compliance Date
               ("Compliance Period")                                     $______

    (a)(i)(y)  Total Available Revolving Credit
               Commitment as of the first day
               of Compliance Period                                      $______

      (a)(ii)  aggregate amount of capital
               expenditures made and taxes paid in
               cash during Compliance Period                             $______

          (a)  (a)(i)(x) PLUS (a)(i)(y) above MINUS
               (a)(ii) above                                             $______

          (b)  Total Debt Expense for Compliance
               Period                                                    $______

               Free Cash Flow Coverage Ratio at
               Compliance Date                                          __ to __


          (c)  OPERATING CASH FLOW TO TOTAL
               FIXED CHARGES (SECTION 9.25(C))

               Operating Cash Flow for two
               Quarters ended on Compliance Date
               ("Compliance Period")                                     $______

               Total Fixed Charges for Compliance
               Period                                                    $______

               ratio of Operating Cash Flow to Total
               Fixed Charges at Compliance Date                          __ to 1


XI.   CASH FLOW RATIO (SECTION 9.26)

               aggregate Indebtedness of the Company
               and the Restricted Subsidiaries
               outstanding at Compliance Date                            $______

               aggregate undrawn amount of Syndicated
               Letters of Credit and Bank Letters
               of Credit at Compliance Date                              $______

               aggregate undrawn amount of CNYC
               Letters of Credit at Compliance Date                      $______

               Operating Cash Flow for the Quarter
               ended on Compliance Date                                  $______

               Annualized Operating Cash Flow                            $______

               Cash Flow Ratio at Compliance Date                        __ to 1

          The undersigned hereby certifies that the foregoing information is true and correct to the best of his knowledge and belief.


                                             CABLEVISION SYSTEMS
                                               CORPORATION



Dated:  __________, 19__                     By______________________
                                                [               ], as
                                                [     ] of Cablevision
                                                Systems Corporation

                                                                       EXHIBIT C

                       [Form of Subscribers' Certificate]

                            SUBSCRIBERS' CERTIFICATE

              (Pursuant to Section 9.01(e) of the Credit Agreement)

                    Month of         , 19   ("Subject Month")

I.  SUBSCRIBERS:
                              SYSTEMS


                       N.Y.
                    SUBURBAN   N.Y.C     CONN.    BOSTON     OTHER    TOTAL
                    --------   -----     -----    ------     -----    -----
Penetration:
Number of basic
cable subscribers
divided by number
of homes passed
                     ______    ______    ______    ______    ______    ______

Cable miles
cumulative
                     ______    ______    ______    ______    ______    ______

Homes passed
cumulative
                     ______    ______    ______    ______    ______    ______

Pay units
                     ______    ______    ______    ______    ______    ______

Pay-to-Basic Ratio
                     ______    ______    ______    ______    ______    ______

Cable subscribers
as of opening of
Subject Month
                     ______    ______    ______    ______    ______    ______

Installations
                     ______    ______    ______    ______    ______    ______

Disconnects
                     ______    ______    ______    ______    ______    ______

Cable subscribes
as of end of
Subject Month
                     ______    ______    ______    ______    ______    ______


II.  CASH FLOW RATIO (SECTION 9.26)

     Aggregate Indebtedness of the
     Company and the Restricted
     Subsidiaries outstanding as at
     the last day of Subject Month                          $
                                                             -------------

     Aggregate undrawn amount of
     Syndicated Letters of Credit
     and Bank Letters of Credit as
     at the last day of Subject Month                            $
                                                                  -------------


     Operating Cash Flow for Subject Month                       $
                                                                  -------------

     Operating Cash Flow for the period
     of the three complete consecutive
     months including the Subject Month
     ending as at the last day of
     Subject Month                                               $
                                                                  -------------


     Annualized Operating Cash Flow
     for the period of the three
     complete consecutive months
     including the Subject Month
     ending as at the last day of
     Subject Month                                               $
                                                                  -------------

     Cash Flow Ratio as at the last
     day of Subject Month                                                 to 1
                                                                 --------


III.  CABLE LINE CONSTRUCTION

                                                         CUMULATIVE CONSTRUCTION
                                                         FROM BEGINNING OF
                      CONSTRUCTION DURING                CALENDAR YEAR THROUGH
SYSTEMS               SUBJECT MONTH (MILES)              SUBJECT MONTH (MILES)
- -------               ---------------------              -----------------------
N.Y.
Suburban

N.Y.C.

Connecticut

Boston

Other

Total of
all systems

          The undersigned hereby certifies that the foregoing information is true and correct to the best of his knowledge and belief.

                              CABLEVISION SYSTEMS CORPORATION



Dated:          , 19                    By
                                        [            ] as
                                        [            ] of
                                        Cablevision
                                        Systems Corporation

                                                                    EXHIBIT D(1)


           [Form of Certificate as to Quarterly Financial Statements]

                CERTIFICATE AS TO QUARTERLY FINANCIAL STATEMENTS


          I,                      , [President/Senior Financial Executive] of
Cablevision Systems Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to Section 9.01(a) of the Fourth Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Agreement") (capitalized terms used herein shall have the respective meanings assigned to such terms in the Agreement), that:

          1.  The accompanying unaudited consolidated financial statements of
the Company and its Subsidiaries as at            and for the quarterly
accounting period ending            , 19   , are correct and complete and fairly
present, in accordance with generally accepted accounting principles (except for changes (described below) that have been approved in writing by KPMG Peat Marwick, the Company's current independent certified public accountants), the financial condition and results of operations of the respective entities covered thereby as at the end of and for such quarterly period, and as at and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented.

          2. (a) The changes from generally accepted accounting principles are as follows:

All such changes have been approved in writing by KPMG Peat Marwick.

          [(b)  Attached hereto as Annex A are unaudited consolidated financial
statements of the Company and its Subsidiaries as at                  and for
the quarterly accounting period ending             , 19  , which have been
prepared in accordance with generally accepted accounting principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are correct and complete and fairly present, in accordance with generally accepted accounting principles, the financial condition and results of operations of the respective entities covered thereby as at the end of and for such quarterly period, and as at and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented.]*

          3. To the best of my knowledge, no Default exists, including, in particular, any such arising under the provisions of Article IX of the Agreement, except the following:

          [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Company or any of its Subsidiaries with respect thereto.]

Dated:



                                   -----------------------------------
                                   [President, Chief
                                   Financial Executive]







- -------------------------------------

* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from generally accepted accounting principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                                    EXHIBIT D(2)

             [Form of Certificate as to Annual Financial Statements]

                  CERTIFICATE AS TO ANNUAL FINANCIAL STATEMENTS


          I, _____________________, [Senior Financial Executive] of Cablevision Systems Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to Section 9.01(b) of the Fourth Amended and Restated Credit Agreement dated as of ___________, 1994 among the Company, the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Agreement") (capitalized terms used herein shall have the respective meanings assigned to such terms in the Agreement), that:

          1. The accompanying consolidated financial statements of the Company and its Subsidiaries as at __________ and for the fiscal year ending __________, 19___, are correct and complete and fairly present, in accordance with generally accepted accounting principles (except for changes (described below) that have been approved in writing by KPMG Peat Marwick, the Company's current independent certified public accountants), the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year, in each case on the basis presented.

          2. (a) The changes from generally accepted accounting principles are as follows:


All such changes have been approved in writing by KPMG Peat Marwick.

          [(b) Attached hereto as Annex A are unaudited consolidated financial statements of the Company and its Subsidiaries as at ________________ and for the fiscal year ending ____________, 19__, which have been prepared in accordance with generally accepted accounting principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are correct and complete and fairly present, in accordance with generally accepted accounting principles, the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year, in each case on the basis presented.]*

          3. To the best of my knowledge, no Default exists, including, in particular, any such arising under the provisions of Article IX of the Agreement, except the following:

          [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Company or any of its Subsidiaries with respect thereto.]

Dated:


                                   ----------------------------------
                                   [President, Chief
                                   Financial Executive]







- ---------------------------

* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from generally accepted accounting principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                                  EXHIBIT E
                                   October 14, 1994



To the Banks parties to the below-referenced
  Credit Agreement and to Toronto Dominion
  (Texas), Inc. as Agent

Ladies and Gentlemen:

          I am Executive Vice President, General Counsel and Secretary of Cablevision Systems Corporation, a Delaware corporation (the "Company"), and in such capacity have acted as counsel for the Company and its Restricted Subsidiaries, and am familiar with the transactions contemplated by the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994, among the Company, the Restricted Subsidiaries parties thereto, the Co-Agents and Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent (the "Credit Agreement"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, I have examined executed counterparts of the following documents:

          (i)  the Credit Agreement

         (ii)  the Notes;

        (iii)  Amendment No. 5 and Waiver to the Security
               Agreement (the "Security Agreement Amendment");

         (iv)  the CSC/CNYC Adjustment Agreement; and

          (v) the Waiver, Assignment and Acceptance, dated as of October 10, 1994 (the "Assignment and Acceptance"), by and among the parties to the CNYC Agreement prior to the Effective Date (as defined therein), the Agents, the Co-Agents and the Banks

(the documents referred to in clauses (i) through (v) above, together with the Security Agreement, as amended by the Security
Agreement Amendment (the "Amended Security Agreement"), being hereinafter referred to as the "Transaction Documents").

          I have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of the Company and the

Restricted Subsidiaries and have made such examinations of law as I have deemed necessary to enable me to render the opinions hereinafter set forth. As to questions of fact relating to the Company and the Restricted Subsidiaries material to the opinions hereinafter set forth, I have relied upon certificates of appropriate general partners or officers of the Company or the applicable Restricted Subsidiary, as the case may be.

          Based upon the foregoing, I am of the opinion that:

          1.   Each of the Company and the Restricted
Subsidiaries is a limited or general partnership or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and the Restricted Subsidiaries is duly qualified to transact business and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it except for qualifications the lack of which, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement. Each of the Company and the Restricted Subsidiaries has full power, authority and legal right to make and perform such of the Transaction Documents and the other Security Documents to which it is a party and signatory.

          2. The making and performance by each of the Company and the Restricted Subsidiaries of such of the Transaction Documents to which it is a party and signatory have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not: (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement), or any provision of the Company's or any Restricted Subsidiary's respective partnership agreement, charter or by-laws presently in effect; (ii) result in the breach of, or constitute a default under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than breaches or defaults that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement); or (iii) result in, or require, the creation or imposition of any Lien (other than as contemplated by the Security Documents and the CNYC Security Agreement) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          3. Except as disclosed to the Banks on Schedule 8.05 to the Credit Agreement, to my knowledge, there are no lawsuits or other proceedings pending or threatened against the Company or any of the Restricted Subsidiaries or any of their respective properties or assets (including, without limitation, their respective Franchises), before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement. To my knowledge, neither the Company nor any Restricted Subsidiary is in default under or in violation of or with respect to any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, or any Franchise, except for minor defaults that, if continued unremedied, are not likely to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement.

          4. To my knowledge, neither the Company nor any Restricted Subsidiary is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a Materially Adverse Effect or a materially adverse effect on the legality, validity, binding nature or enforceability of the CSC/CNYC Adjustment Agreement.

          5. Except as set forth on Schedule 8.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required under the federal laws of the United States of America (other than the Federal communications laws as to which I express no opinion) or the laws of the State of New York in connection with the execution, delivery and performance by the Company or any of the Restricted Subsidiaries of such of the Transaction Documents to which it is a party. All such described action required to be taken as a condition to the execution and delivery of such of the Transaction Documents to which the Company or any of its Restricted Subsidiaries is a party, and as a condition to the initial extension of credit under the Credit Agreement, has been taken by all such commissions and authorities or other Persons, as the case may be.

          6. To my knowledge, Schedules 1.01(v) and 1.01(vi) to the Credit Agreement contain a complete and correct list of all of the Subsidiaries of the Company as of the date hereof and a description of the legal nature of such Subsidiaries, the nature of the ownership interests (shares of stock or general or limited partnership or other interests) in such Subsidiaries and the holders of such interests and, except as disclosed to the Banks in writing prior to the date hereof, the Company and each of its Subsidiaries owns, free and clear of all liens, all of the ownership interests of its Subsidiaries indicated in such Schedules as being owned by the Company or such Subsidiary, as the case may be, and all such ownership interests are validly issued and, in the case of shares of stock, fully paid and nonassessable. To my knowledge, Schedule 8.02 to the Credit Agreement contains a complete and correct list as of the date hereof of all Affiliates of the Company which are not Subsidiaries of the Company, the nature of the respective ownership interests in each such Affiliate and the holder of each such interest.

          With respect to the opinion in paragraph 2, item (ii) above, I have assumed that additional Indebtedness (as that term is defined in the Subordinated Debt Instruments governing the Company's 10-3/4% Senior Subordinated Debentures due 2004, 14% Senior Subordinated Reset Debentures due November 15, 2003, 9-7/8% Senior Subordinated Debentures due 2023 and 9-7/8% Senior Subordinated Debentures due 2013 (collectively the "Indentures")) will be incurred under the Credit Agreement, the Notes, the Security Agreement Amendment and the Amended Security Agreement only at such time as the Cash Flow Ratio under (and as defined in) the Indentures shall, after giving effect to the incurrence of such Indebtedness, be less than or equal to 9 to 1.

          With respect to the opinion in paragraph 5, I express no opinion as to the franchise agreements between Cablevision Systems New York City Corporation and The City of New York. I understand that you are receiving an opinion of Debevoise & Plimpton dated today's date, and I have no reason to believe you would not be justified in relying upon such opinion.

          I am a member of the bar of the State of New York and do not hereby intend to express any opinions as to any matters governed by any laws other than the laws of the State of New York, the Delaware General Corporation Law and the Federal laws of the United States of America (other than any federal communications laws as to which I express no opinion). I understand that you are today receiving (i) the opinion of Piper & Marbury, special FCC counsel to the Company, as to certain matters of Federal communications laws and regulations, (ii) the opinion of Waters, McPherson, McNeill, P.A., special New Jersey counsel, as to certain matters of New Jersey law, (iii) the opinion of Day, Berry & Howard, special Connecticut counsel, as to certain matters of Connecticut law, (iv) the opinion of Howard & Howard, special Michigan counsel, as to certain matters of Michigan law, (v) the opinion of Thrasher, Dinsmore & Dolan, special Ohio counsel, as to certain matters of Ohio law, and
(vi) the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special Massachusetts counsel, as to certain matters of Massachusetts law. Without making any special investigation with respect thereto, I have no reason to believe you would not be justified in relying upon each of such opinions. As to the rules and regulations of the New York Public Service Commission, as applied to Cablevision Lightpath, Inc., I have relied with your permission on the opinion of Swidler & Berlin dated today's date.

                                   Very truly yours,



                                   Robert S. Lemle
                                   Executive Vice President,
                                   General Counsel and
                                   Secretary

                                                               EXHIBIT F(1)
                                        October 14, 1994



To the Banks parties to the Credit
  Agreement referred to below and
  to Toronto Dominion (Texas), Inc.,
  as Agent

Ladies and Gentlemen:

          We have acted as special New York counsel for Cablevision Systems Corporation, a Delaware corporation (the "Company"), and its Restricted Subsidiaries in connection with the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among the Company, the Restricted Subsidiaries parties thereto, the Co-Agents and Banks parties thereto, and Toronto Dominion (Texas), Inc., as Agent (the "Agent"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, we have examined executed counterparts of the following documents:

          (i)  the Credit Agreement;

         (ii)  the Notes;

        (iii)  Amendment No. 5 to the Security Agreement (the
               "Security Agreement Amendment");

         (iv)  the CSC/CNYC Adjustment Agreement; and

          (v) the Waiver, Assignment and Acceptance, dated as of October 10, 1994 (the "Assignment and Acceptance"), by and among the parties to the CNYC Agreement prior to the Effective Date (as defined therein), the Agents, the Co-Agents and the Banks

(the documents referred to in clauses (i) through (v) above, together with the Security Agreement, as amended by the Security
Agreement Amendment (the "Amended Security Agreement"), being hereinafter referred to as the "Transaction Documents").

          We have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of the Company and the Restricted Subsidiaries, and have made such examinations of law, as we have deemed necessary to enable us to render the opinions hereinafter set forth. As to questions of fact relating to the Company and the Restricted Subsidiaries material to the opinions hereinafter set forth, we have relied upon certificates of general partners or officers of the Company and the Restricted Subsidiaries, as the case may be.

          Based upon the foregoing, it is our opinion that:

          1. The Company is a corporation, duly organized and validly existing under the laws of the State of Delaware and has full power, authority and legal right to make and perform each of the Transaction Documents.

          2. The making and performance by each of the Company and the Restricted Subsidiaries (other than CNJ, Cablevision of Connecticut Limited Partnership ("CConn"), Cablevision Systems of Southern Connecticut Limited Partnership ("CSystems"), and Cablevision of Michigan, Inc. ("CMich")) of such of the Transaction Documents to which it is a party and signatory have been duly authorized by all necessary corporate or partnership action on the part of the Company or such Restricted Subsidiary, as the case may be.

          3. Each of the Transaction Documents has been duly executed and delivered by the Company and such of the Restricted Subsidiaries (other than CNJ, CConn, CSystems and CMich) as are parties and signatories thereto and each of the Transaction Documents and the CNYC Agreement, after giving effect to the Assignment and Acceptance, constitutes a valid and legally binding obligation of such of the Company and such Restricted Subsidiaries as are parties and signatories thereto enforceable in accordance with its respective terms, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and in addition, in the case of the Amended Security Agreement, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Amended Security Agreement, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties and the Security Agent inadequate for the realization of the substantive benefits purported to be provided thereunder. Except as specified in paragraph 4 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Amended Security Agreement. As contemplated by the qualifications set forth above in this paragraph, we are expressing no opinion as to Federal or state laws relating to fraudulent transfers.

          4. Insofar as New York law is concerned, the provisions of the Amended Security Agreement create in favor of the Security Agent for the benefit of the Secured Parties a valid, binding and enforceable security interest in all right, title and interest of the Securing Parties in the Collateral owned by such Securing Parties as security for the Secured Obligations, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Assuming that all continuation statements required to maintain such perfection have been filed in the offices of the Department of State of the State of New York and the County Clerk of the County of Nassau, to the extent that the security interests of the Security Agent in the Collateral may be perfected under the Uniform Commercial Code of the State of New York (the "UCC") by the filing of financing statements in the State of New York, such security interests constitute perfected security interests.

          5. The obligations of the Company to the Banks and the Agent under the Credit Agreement, the Notes and the Amended Security Agreement constitute (i) "Senior Debt", as such term is used in the Warrant Note and (ii) "Senior Indebtedness", as such term is defined in the indentures relating to the Company's 10 3/4% Senior Subordinated Debentures due 2004, 14% Senior Subordinated Reset Debentures due November 15, 2003, 9-7/8% Senior Subordinated Debentures due 2023 and 9-7/8% Senior Subordinated Debentures due 2013 (such indentures being referred to herein collectively as the "Subordinated Indentures").

          6. The execution and delivery by each of the Company and the Restricted Subsidiaries of such of the Transaction Documents to which it is a party do not, and the performance by each of the Company and the Restricted Subsidiaries of its respective obligations under such agreements will not, result in a default under or breach of any of the agreements for money borrowed of the Company or the Restricted Subsidiaries that have been identified to us by the Company in an Officer's Certificate, dated the date hereof, and attached hereto as Exhibit A; provided, however, that for purposes of this paragraph, we have assumed that additional Indebtedness (as that term is defined in the Subordinated Indentures) will be incurred under the Credit Agreement, the Notes and the Amended Security Agreement only at such time as the Cash Flow Ratio under the Subordinated Indentures shall, after giving effect to the incurrence of such Indebtedness, be less than or equal to 9 to 1.

          In rendering the opinions set forth above, we have, with your consent, assumed that (i) each of Cablevision of New York City - Phase I L.P. ("Phase I"), Cablevision of New York City - Master L.P. ("MLP"), Cablevision Systems New York City Corporation ("CSNYC") and NYC GP Corp. is a limited or general partnership or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) that prior to giving effect to the Assignment and Acceptance, the CNYC Agreement constitutes the valid and legally binding obligation of such of the Company and such Restricted Subsidiaries as are parties and signatories thereto enforceable in accordance with its terms and (iii) the execution and delivery by Phase I, MLP and CSNYC of the Assignment and Acceptance and the performance of their obligations thereunder do not require any authorization, consent or approval of The City of New York under either of the franchise agreements between CSNYC and The City of New York.

          We express no opinion as to (i) the fourth sentence of
Section 4.05 of the Credit Agreement, (ii) the rights in or title of the Company or any Restricted Subsidiary to any of the Collateral, (iii) the provisions of the Amended Security Agreement that impose on the Secured Party standards for the care of Collateral in its possession other than as provided in Section 9-207 of the Uniform Commercial Code, (iv) the provisions of the Amended Security Agreement that purport to provide for a security interest in the proceeds of any Collateral other than as provided in Section 9-306 of the Uniform Commercial Code, (v) the validity or binding effect of any waiver under the Credit Agreement or the Amended Security Agreement, or any consent thereunder, relating to the rights of the Company or any duties owing to it, existing as a matter of law, except to the extent it may so waive or consent under applicable law, or (vi) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located that limits rates of interest that may be charged or collected by such Bank.

          The opinions expressed herein with respect to the Security Agreement are limited by, and to the extent there are, any restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Company or the Restricted Subsidiaries in any of the Collateral.

          In connection with the above, we wish to point out that
(i) provisions of the Credit Agreement and the Security Agreement that permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith, (ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby, (iii) the rights of the Agent and the Banks under the last two sentences of Section 12.03 of the Credit Agreement may be limited in certain circumstances, (iv) the exercise by the Security Agent under the Security Agreement of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral, and (v) the provisions of the Credit Agreement or the Amended Security Agreement prohibiting the Company from transferring its rights in the Collateral or any proceeds thereof except as specified therein may be subject to the application of
Section 9-311 of the Uniform Commercial Code.

          With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and the Restricted Subsidiaries and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

          The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. We understand that you are today receiving (i) the opinion of Piper & Marbury, special FCC counsel to the Company, as to certain matters of Federal communications laws and regulations, (ii) the opinion of Waters, McPherson, McNeill, P.A., special New Jersey counsel, as to certain matters of New Jersey law, (iii) the opinion of Day, Berry & Howard, special Connecticut counsel, as to certain matters of Connecticut law,
(iv) the opinion of Howard & Howard, special Michigan counsel, as to certain matters of Michigan law, (v) the opinion of Thrasher, Dinsmore & Dolan, special Ohio counsel, as to certain matters of Ohio law and (vi) the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special Massachusetts counsel, as to certain matters of Massachusetts law.

                                        Very truly yours,



                                        SULLIVAN & CROMWELL

                                                               EXHIBIT F(2)

                 [LETTERHEAD OF HOWARD & HOWARD]

                        Kalamazoo Office
                        October 14, 1994



To the Banks parties
     to the below-referenced
     Credit Agreement and
     to Toronto Dominion (Texas), Inc.
     as Agent

Ladies and Gentlemen:

          We are Special Counsel to Cablevision of Michigan, Inc., a Michigan corporation ("CMICH"), and, in such capacity, are familiar with the transactions contemplated by the fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among Cablevision Systems Corporation, a Delaware corporation, the Restricted Subsidiaries named therein, the Co-Agents and Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent. Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, we have examined executed counterparts of the following documents:

          (1)  the Credit Agreement;
          (2)  the Notes; and
          (3)  Amendment No. 5 to the Security Agreement (the
               "Security Agreement Amendment").

          We have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of CMICH and have made such examinations of law as we have deemed necessary to enable us to render the opinions hereinafter set forth. As to questions of fact relating to CMICH material to the opinions hereinafter set forth, we have relied upon the representations of CMICH which have been made as part of the Credit Agreement.

          Based on the foregoing, we are of the opinion that:

          1. CMICH is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. CMICH is duly qualified to transact business and is in good standing in all jurisdictions to which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it. CMICH has full power, authority and legal right to make and perform the Credit Agreement, the Security Agreement Amendment and the

Security Agreement, as amended by the Security Agreement
Amendment.

          2. The making and performance by CMICH of the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment, have been duly authorized by all necessary action and do not and will not: (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a material adverse effect on the financial condition or the business of CMICH, the ability of CMICH to perform their obligations under the Credit Agreement or the legality, validity, binding nature or enforceability of the Credit Agreement or the Security Documents), or any provisions of any of CMICH's charter or bylaws presently in effect; or (ii) to our knowledge, result in, or require, the creation or imposition of any Lien (other than as contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by CMICH.

          3. The Credit Agreement and the Security Agreement Amendment have been duly executed and delivered by CMICH and the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment, each constitutes a legal, valid and binding obligation of CMICH enforceable in accordance with its respective terms (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and, in addition, in the case of the Security Agreement, as amended by the Security Agreement Amendment, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, as amended by the Security Agreement Amendment, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties (as defined in the Security Agreement, as amended by the Security Agreement Amendment) and the Agent inadequate for the realization of the substantive benefits purported to be provided thereunder). Except as specified in paragraph 5 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Security Agreement, as amended by the Security Agreement Amendment. We express no opinion as to Article VI of the Credit Agreement or as to the Liens granted by the Securing Parties (other than CMICH) under the Security Agreement, as amended by the Security Agreement Amendment, in each case if the consideration or other benefit received by the respective Guarantor or Securing Party is not fair or is of less than reasonably equivalent value.

          4. Except as set forth in Schedule 8.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by CMICH of the Credit Agreement or the performance by CMICH of the Security Agreement, as amended by the Security Agreement Amendment.

          5. The Security Agreement, as amended by the Security Agreement Amendment, creates in favor of the Agent for the benefit of the Secured Parties the Liens granted by CMICH that it purports to create in the Collateral owned by CMICH as security for the Secured Obligations (as defined in the Security Agreement). Assuming all continuation statements required to maintain such perfection have been filed in the offices of the Secretary of State for the State of Michigan, UCC Division, the Liens that were granted by CMICH under the Security Agreement, as amended by the Security Agreement Amendment, and were perfectible by filing and/or recording of financial statements have been duly perfected and the Agent has a valid and perfected security interest in all the Collateral owned by CMICH under the Security Agreement, as amended by the Security Agreement Amendment.

          In connection with the above, we wish to point out that
(i) provisions of the Credit Agreement that permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith; (ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby; (iii) the rights of the Agent and the Banks under the last two sentences of
Section 12.03 of the Credit Agreement may be limited in certain circumstances; and (iv) the exercise by the Agent under the Security Agreement, as amended by the Security Agreement Amendment, of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral.

          We are members of the bar of the State of Michigan and do not herein intend to express any opinion as to any matters governed by any laws other than the laws of the State of Michigan.

                                   Very truly yours,

                                   HOWARD & HOWARD



                                   Bruce R. Grubb

BRG:lcb

                                                               EXHIBIT F(3)

                 [LETTERHEAD OF WATERS, MCPHERSON, MCNEILL]


                                                 October 14, 1994


To:  The Banks parties
     to the below-referenced
     Credit Agreements and to
     Toronto Dominion (Texas), Inc.
     as Agent


Ladies and Gentlemen:

     We have Acted as:

     Special Council to Cablevision of New Jersey, Inc., a Delaware corporation ("CNJ") in connection with the First Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "CNJ Credit Agreement") among, CNJ, Cablevision Systems Corporation, a Delaware corporation ("CSC"), the Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent for the said Banks (the "Agent"); and
     Special Counsel to CSC in connection with the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "CSC Credit Agreement") among CSC, certain entities affiliated with CSC which are parties thereto, the Banks parties thereto and the Agent as Agent for the said Banks.

     Except as otherwise specified herein, terms defined in the CNJ Credit Agreement and CSC Credit Agreement and used herein are used herein as defined therein.

     We have examined copies of the following documents represented to us to be exact copies of the documents to be executed.

     (1)  the CNJ Credit Agreement;
     (2)  the Notes as respects the CNJ Credit Agreement;
     (3) copies of financing statements under the Uniform Commercial Code in effect in the State of New Jersey ("UCC"), naming CNJ as debtor and The Toronto-Dominion Bank Trust company as secured party which were filed with the New Jersey Secretary of State on August 21, 1990 (No.1356955), with the Bergen County Clerk's Office on October 4, 1990 (No.004642) and with the Hudson County Register's Office on August 21, 1990 (No.1990-1773), (collectively the "Financing Statements")

To the Bank Parties
October 14, 1994
Page:  2

     (4)  the Security Agreement between CNJ and the Agent, As
          Security Agent, dated as of May 18, 1990 (the "Security
          Agreement"); and

     (5)  the CSC Credit Agreement;

     We have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of CNJ and CSC and have made such examinations of law as we have deemed necessary to enable us to render the opinions hereinafter set forth. As to questions of fact relating to CNJ and CSC material to the opinions hereinafter set forth, we have relied upon the representations of CNJ and CSC which have been made as part of the Credit Agreement.

     In our examination we have assumed:

     that each of the aforedescribed documents, when properly completed, will be executed and delivered in the form and substance submitted to us;

     the due execution and delivery of each of the aforedescribed documents by the respective duly authorized parties thereto at the closing;

     the genuiness of all signatures;

     the legal capacity of all natural persons;

     that all necessary and required corporate action and resolutions have been taken or adopted on the part of CNJ and CSC.

     In particular, in relation to the Financing Statements, our opinion is based upon the following assumptions:

     that Collateral shall mean the collateral described in the Security Agreement only to the extent that such collateral constitutes personal property and proceeds therefrom;

     that CNJ has good and valid title in or such rights as would enable CNJ to create such a security interest in the Collateral as to which CNJ has granted a security interest by the Financing
Statements;

     that the Financial Statements have been assigned to the Agent and that UCC-3 Statements of Assignment have been duly executed, delivered and filed in the appropriate recording offices;

To the Bank Parties
October 14, 1994
Page:  3



     that the Collateral is located in the localities in which the Hudson and Bergen County Financing Statements are filed.

     Based upon the foregoing and subject to the limitations, qualifications, assumptions and exceptions set forth herein, we are of the opinion that:

     1. The making and performance by CNJ of its obligations to the Banks under the CNJ Credit Agreement have been duly authorized by all necessary corporate action and do not and will not: (i) violate any provision of any laws, orders, rules or regulations of the State of New Jersey presently in effect (other than violations that, singly or in the aggregate, have hot had and are not likely to have a material adverse effect on the financial condition or the business of CNJ).

     2. The CNJ Credit Agreement has been duly executed and delivered by CNJ and such instrument, together with the Notes (once executed and delivered) and the Security Agreement, constitute the legal, valid and binding obligations of CNJ, enforceable in accordance with their respective terms (subject to limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies imposed by the application of general equitable principles).

     3. The Security Agreement creates in favor of the Agent for the benefit of the Banks, the Liens granted by CNJ that it purports to create in the Collateral (as defined in the Security Agreement) located in New Jersey which is owned by CNJ, as security for the Secured Obligations (as defined in the Security Agreement) and that is perfectible by the appropriate filing of financing statements in the State of New Jersey. To the extent perfectible by the filing and/or recording of the Financing Statements in the Office of the Secretary of State, the Bergen County Clerk's Office and the Hudson County Register's Office which are the only offices in New
          Jersey in which such Financing Statements need be filed.
          No opinion is expressed as to the priority of any of the Liens purported to be created pursuant to the Security

To the Bank Parties
October 14, 1994
Page:  4


          Agreement.

     4. CNJ is not required to obtain (except as has been obtained) any consent, license, franchise, permit, registration and similar authorization from any New
          Jersey state or local commission or other regulatory authority in connection with the execution, delivery and performance by CNJ of its obligations to the Banks under the CNJ Credit Agreement and the Notes except for approval from the State of New Jersey Board of Public Utilities, which approval has been obtained as of the date hereof.

     5. CSC is not required to obtain any consent, license, franchise, permit, registration and similar authorization from any New Jersey state or local commission or other regulatory authority in connection with the execution, delivery and performance by CSC of its obligations to the Banks under the CSC Credit Agreement.

     We have not acted as counsel for CNJ and CSC in connection with, nor did we participate in the preparation or negotiation of, any of the agreements or instruments as to which opinions are expressed herein.

     We are members of the bar of the State of New Jersey and do not herein intend to express any opinion as to any matters governed by any laws other than the laws of the State of New Jersey. We express no opinion with respect to the effect of the criminal laws of the State of New Jersey which limit the rates of the interest that may be charged by the Banks.

     This opinion is furnished only to you and is solely for your benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to for any other purpose or filed with any governmental agency, entity or person other than the addressees, without our prior written consent in each case. The Opinion expressed in this letter is limited to the matters set forth herein and no other opinion should be inferred beyond the matters expressly stated herein.

     Robert S. Lemle, General Council for Cablevision Systems
Corporation, and Sullivan & Cromwell are hereby authorized to rely upon this opinion as if addressed to them.


                           Very truly yours,

                           WATERS, MCPHERSON, MCNEILL, P.C.

                                                               EXHIBIT F(4)

               [LETTERHEAD OF DAY, BERRY & HOWARD]




                        October 14, 1994


To the Banks parties
     to the below-referenced
     Credit Agreement and
     to Toronto Dominion (Texas), Inc.
     as Agent

Ladies and Gentlemen:

          We have acted as special Connecticut counsel to Cablevision of Connecticut Limited Partnership, a Connecticut limited partnership ("CConn"), and Cablevision Systems of Southern Connecticut Limited Partnership, a Connecticut limited partnership ("CSConn"), in connection with the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994 among Cablevision Systems Corporation, a Delaware corporation (the "Company"), the Restricted Subsidiaries named therein, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Credit Agreement"). This opinion is given to you pursuant to Section 7.01(d)(v) of the Credit Agreement. The terms "CFairCorp" and "C9Corp" used herein shall mean Cablevision Fairfield Corporation, a Delaware corporation, and Cablevision Area 9 Corporation, a Delaware corporation, respectively. Except as otherwise specified, capitalized terms used herein that are defined in the Credit Agreement shall have the respective meanings ascribed to them therein.

          We have examined the Credit Agreement, the Security Documents, Amendment No. 5 and Release dated as of October 14, 1994 to the Security Agreement (the "Security Agreement Amendment") and have examined originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of CConn and CSConn and have made such examination of laws we have deemed appropriate or necessary as the basis for the opinions hereafter expressed. As to questions of fact material to the opinions hereinafter set forth, we have relied upon the accuracy of representations set forth in the Credit Agreement and the Connecticut Security Documents and certificates of appropriate general partners or officers of CConn or CSConn.

          In making such examination, we have assumed the genuineness of all signatures and documents not executed in our presence, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified or photographic copies. In rendering this opinion, we have assumed the authority to execute, deliver and perform the Credit Agreement and the Security

Documents, including the Security Agreement Amendment, of each party thereto other than CConn and CSConn and the due authorization, execution and delivery of the Credit Agreement and the Security Documents by each such party.

          You are advised that with respect to opinions herein stated to be qualified by the phrase "to our knowledge", such opinions are based on our "Actual Knowledge" as that term is interpreted by the Legal Opinion Accord of the ABA Section of Business Law (1991) (the "Accord").

          Based upon the foregoing, it is our opinion that:

          1. Each of CConn and CSConn is a limited partnership duly organized and validly existing under the laws of the State of Connecticut and has the power and authority to carry on the business of a community antenna television company. Each of CConn and CSConn has full power, authority and legal right to make and perform each of the Security Documents to which it is a party.

          2. Each of CFairCorp and C9Corp is duly qualified to transact business and is in good standing in the State of Connecticut.

          3. The making and performance by each of CConn and CSConn of each of the Security Documents to which it is a party were duly authorized by all necessary partnership action and do not and will not: (i) violate any provision of any laws, orders, rules or regulations presently in effect in the State of Connecticut, or any provision of the First Amended and Restated Limited Partnership Agreement dated as of January 1, 1982 of CConn or of the Limited Partnership Agreement dated as of March 1, 1983 of CSConn; (ii) to our knowledge, result in the breach of or constitute a default under any existing indenture or other agreement or instrument to which CConn or CSConn is a party or by which their respective properties may be bound or affected; or
(iii) to our knowledge, result in, or require, the creation or imposition of any Lien (other than as contemplated by the Security Agreements between CConn and the Company and CSConn and the Company, respectively, each dated January 5, 1987 (the "Connecticut Security Agreements")) upon or with respect to any of the properties or assets now owned or hereafter acquired by CConn or CSConn.

          4. Except as disclosed in Schedule A hereto, to our knowledge, there are no lawsuits or other proceedings pending or threatened against CConn, CSConn, CFairCorp or C9Corp or any of their respective properties or assets (including, without limitation, their respective Franchises), before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect. Except as disclosed in Schedule A hereto, to our knowledge, none of CConn, CSConn, CFairCorp or C9Corp is in default under or in violation of or with respect to any Connecticut laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority of the State of Connecticut, or any Franchise, except for minor defaults that, if continued unremedied, are not likely to have a materially adverse effect upon (i) the business, assets, financial condition or results of operations of either CConn or CSConn, (ii) the ability of CConn and CSConn to perform their obligations under the Connecticut Security Documents or (iii) the legality, validity, binding nature or enforceability of the Credit Agreement or the Security Documents.

          5. To our knowledge, none of CConn, CSConn, CFairCorp or C9Corp is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its respective properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a materially adverse effect upon (i) the business, assets, financial condition or results of operations of either CConn or CSConn, (ii) the ability of CConn and CSConn to perform their obligations under the Connecticut Security Documents or
(iii) the legality, validity, binding nature or enforceability of the Credit Agreement or the Security Documents.

          6. The Connecticut Security Documents and the Connecticut Consent constitute legal, valid and binding obli-gations of CConn and CSConn, as the case may be, and are enforceable in accordance with their respective terms (subject to limitations on enforceability under bankruptcy, reorganization, insolvency, fraudulent conveyance, and other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies imposed by the application of general principles of equity and in addition, in the case of the Connecticut Security Documents subject to possible limitations upon the exercise of remedial or procedural provisions contained therein, although such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the secured party thereof inadequate for the realization of the substantive benefits purported to be provided thereunder). Except as specified in paragraph 8 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Connecticut Security Documents.

          7. Except as set forth in Schedule 8.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any state or local commission or other regulatory authority is required in the State of Connecticut as a result of the transactions contemplated by the Credit Agreement which affect the performance by CConn and CSConn of each of the Security Documents to which it is a party.

          8. Each Connecticut Security Agreement has created in favor of the Company the Liens granted by CConn or CSConn, as the case may be, that it purports to have created in the Collateral (as defined in such Connecticut Security Agreement) owned by CConn or CSConn, as the case may be, as security for the Connecticut Secured Obligations (as defined in such Connecticut Security Agreement). Proper UCC-1 financing statements have been delivered for filing in the office of the Secretary of the State of Connecticut, which is the only office in the State of Connecticut in which financing statements need to be filed or in which any other action need be taken in order duly to perfect all the Liens purported to be created by such Connecticut Security Agreement that are perfectible by filing (other than Liens on Collateral constituting fixtures or real property). Upon such filing, the Liens granted by CConn and CSConn on such Collateral that are perfectible by filing (other than Liens on Collateral constituting fixtures on real property) will have been duly perfected and the Company will have a valid and perfected security interest in all such Collateral.

          In connection with the above, we wish to point out that the exercise by the Company under the Connecticut Security Agreements of remedial provisions with respect to contracts, leases and franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of CConn or CSConn, as the case may be, in such Collateral.

          We are members of the Bar of the State of Connecticut and do not express any opinion as to any matters governed by any laws other than the laws of the State of Connecticut.

          This opinion may be relied upon by you only for the purpose contemplated by the Credit Agreement and may not be used or relied upon by you or any other person for any other purpose whatsoever, except to the extent authorized in the Accord, without, in each instance, our prior written consent.

                                   Very truly yours,



                                   Day, Berry & Howard

                                                        SCHEDULE A


          1. On October 5, 1993, The FiberVision Corporation of Bridgeport ("FiberVision") filed an application with the Connecticut Department of Public Utility Control ("DPUC") to overbuild the existing cable system of CSConn in the City of Bridgeport and the towns of Fairfield, Stratford, Milford, Orange and Woodbridge. The DPUC opened Docket No. 93-10-06 and hearings concluded last spring. The matter has been briefed and argued, and the parties are awaiting a draft decision from the DPUC, as to which further comment will be allowed. CSConn opposes FiberVision's application, but based upon the DPUC's approval of a FiberVision affiliate's application to overbuild the greater Hartford franchise, believes that it is likely that FiberVision's Bridgeport application will be granted. If so, the competition that could ensue might have a material adverse effect upon CSConn's Bridgeport operations.

          2. It is noted that proceedings for the renewal of the Franchises held in Connecticut by CConn and CSConn, which expire on July 23, 1996 and August 12, 1998, respectively, have been opened by the DPUC.

          3. We understand that litigation may have been threatened against CSConn by the Connecticut Attorney General for "negative option billing" practices. We have not been engaged by CSConn, or any of its affiliates, to represent it with respect to such matters. We have no basis for knowing whether any litigation is likely to be commenced or, if brought against CSConn or any affiliate thereof and determined adversely to it, would have a materially adverse effect upon (i) the business, assets, financial condition or results of operations of either CConn or CSConn, (ii) the ability of CConn and CSConn to perform their obligations under the Connecticut Security Documents or
(iii) the legality, validity, binding nature or enforceability of the Credit Agreement or the Security Documents.

                                                               EXHIBIT F(5)

                                   October 14, 1994



To the Banks parties
     to the below-referenced
     Credit Agreement and
     to Toronto Dominion (Texas), Inc.
     as Agent

Ladies and Gentlemen:

          We have acted as Special Counsel to Cablevision Acquisition - MA, Inc., a Delaware corporation ("C-MA") in connection with the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), by and among Cablevision Systems Corporation, a Delaware corporation, the Restricted Subsidiaries named therein, the Co-Agents and Banks party thereto, and Toronto Dominion (Texas), Inc., as Agent. Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, we have examined the following documents:

          (1)  the Credit Agreement;

          (2) forms of the Term Note and Revolving Credit Note which were delivered with the Credit Agreement referred to in (1) above; and

          (3) Amendment No. 5 to the Security Agreement, dated as of October 14, 1994 (the "Security Agreement
               Amendment").

We have also examined such corporate records and certificates, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. As to questions of fact material to the opinions set forth herein, we have relied upon the representations of C-MA made in the Credit Agreement.

          With your approval we have relied as to certain matters on information obtained from public officials, officers of the Company and C-MA and other sources believed by us to be responsible. For the purposes of this opinion, we have made the following assumptions and express no opinion as to the genuineness or validity thereof:

          1. The Board of Directors of C-MA has determined that the Guaranty provided in Article VI of the Credit Agreement is in furtherance of the corporate purposes of C-MA and that such Guaranty is necessary or convenient to the conduct, promotion or attainment of the business of C-MA and the Company;

          2. Haverhill, Massachusetts is the only town in the Commonwealth of Massachusetts where any Collateral is located, and Haverhill, Massachusetts is the only town in the Commonwealth of Massachusetts in which C-MA has a place of business.

          3. UCC-1 financing statements have been properly filed in the office of the Secretary of State of the Commonwealth of Massachusetts and the office of the clerk of Haverhill, Massachusetts.

          4. The Loan Transaction Documents constitute the valid, binding and enforceable obligations of the Agent, the Co-
Agents and the Banks.

          5. Based upon opinion letters, dated of even date herewith, rendered to you by and Robert Lemle, Esq. and Sullivan & Cromwell, we have assumed that (i) C-MA is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) C-MA is duly qualified to transact business and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it, (iii) C-MA has full power, authority and legal right to make and perform each of the Loan Transaction Documents, and (iv) each of the Loan Transaction Documents has been duly authorized, executed and delivered by C-MA, to the extent it is a party thereto.

          Based on the foregoing, it is our opinion that:

          1. The execution, delivery and performance by C-MA, the creation by C-MA of all Liens provided for in the Security Agreement and the execution and delivery of the financing statements to be filed pursuant to the Security Agreement, to the extent it is a party thereto, will not violate Massachusetts law or regulation; PROVIDED, HOWEVER, that insofar as performance by any person of its obligations under the Loan Transaction Documents is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          2. Each of the Loan Transaction Documents constitutes a valid and legally binding obligation of C-MA, to the extent that it is a signatory thereto, enforceable against C-MA in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Except as specified in paragraph 4 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Security Agreement, as amended by the Security Agreement Amendment. We express no opinion as to the validity or enforceability of Article VI of the Credit Agreement if the consideration or other benefit received by the respective Guarantor or Securing Party is not fair or is of less than reasonably equivalent value. We express no opinion as to the Liens granted by the Securing Parties (other than C-MA) under the Security Agreement.

          3. Except as set forth in Schedule 8.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by C-MA of the Credit Agreement or the performance by C-MA of the Security Agreement, as amended by the Security Agreement Amendment.

          4. Insofar as Massachusetts law is concerned, the provisions of the Security Agreement, as amended by the Security Agreement Amendment, are effective to create in favor of the Agent for the benefit of the Secured Parties a valid, binding and enforceable security interest in all right, title and interest of C-MA in the collateral described in the Security Agreement (collectively, the "Collateral"), subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the exercise or enforcement of any right or remedy of the Agent under the Security Agreement is affected by the failure to obtain any consents, approvals or authorizations required pursuant to any Franchise or any other laws, rules or regulations of the United States or any state thereof or locality therein relating particularly to the construction, ownership, operation, promotion, extension or other exploitation of any type of communication, broadcasting or transmission system, including without limitation, any cable television systems. The security interest of the Agent in the Collateral described in the Security Agreement will constitute a perfected security interest to the extent that such security interests may be perfected under the Uniform Commercial Code of the Commonwealth of Massachusetts (the "UCC") either (i) by the filing of financing statements in the Commonwealth of Massachusetts, or (ii) to the extent that any portion of such Collateral is capable of being possessed (within the meaning of the UCC) and to the extent that the Agent has and maintains possession of such Collateral, by the possession of such Collateral by the Agent for so long as the Agent maintains possession of such Collateral.

          In rendering the opinion set forth in paragraph 4 above, we have assumed that C-MA has acquired rights in or title to the Collateral and that the Banks have given sufficient value to C-MA within the meaning of any applicable state or Federal laws relating to fraudulent transfers.

          In rendering the opinion set forth in paragraph 4 above, we express no opinion with respect to:

             (i) any part of the Collateral which is or may be such that the creation, validity or perfection of a security interest therein is not covered by the UCC;

            (ii)  the creation of a security interest, or
     transfers of interests or rights in, patents, copyrights, trademarks, trade secrets or property of a similar nature;

           (iii)  the creation of a security interest, or
     transfers of interests or rights in, fixtures;

            (iv) the validity, binding effect or enforceability of any provision in the Security Agreement that purports
     (a) to permit the Agent or any other person to sell or otherwise dispose of any Collateral subject thereto except in compliance with all applicable laws, (b) to provide for a security interest in the proceeds of any Collateral subject thereto other than as provided in section 9-306 of the UCC,
     (c) to impose on the Agent standards for the care of Collateral in its possession other than as provided in section 9-207 of the UCC, or (d) to permit the Agent to exercise any rights with respect to any of the Collateral absent compliance with the requirements of applicable laws and regulations as to the exercise of rights with respect to such Collateral;

             (v) the validity, binding effect, enforceability or perfection of the security interests insofar as they relate to an interest in or claim in or under any policy of insurance, except a claim to proceeds to the extent permitted under sections 9-406 and 9-312 of the UCC.

            (vi) the relative priority of the security interest granted by C-MA in the Collateral.

          In addition, we express no opinion with respect to:

             (i) the validity or binding effect of any waiver under the Loan Transaction Documents, or any consent thereunder, relating to the rights of C-MA or duties owing to C-MA existing as a matter of law except to the extent it may so waive or consent under applicable law;

            (ii) the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses resulting from a violation by such person of any applicable securities laws or how a lender with an indemnification from a borrower (or a guarantee thereof) would be treated under Section 107(e)(1) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended;

           (iii) the effect of the Agent's or the Banks' non-compliance with any state or Federal laws or regulations applicable to the transactions contemplated by the Loan Transaction Documents, including, without limitation, the Security Agreement, because of the nature of its or their business;

            (iv)  the effect of the law of any jurisdiction
     (other than the Commonwealth of Massachusetts) wherein any Lender may be located which limits the rates of interest that may be charged or collected by such lender;

             (v) the creation, validity, binding effect or enforceability of any Guaranty or grant of any security interest in Collateral by Securing Parties other than C-MA;

            (vi) the validity, binding effect or enforceability of any provision in the Loan Transaction Documents that purports to appoint any Agent as an attorney-in-fact for C-MA;

           (vii) the Agent's or the Banks' ability to collect interest on C-MA's obligations to such party after judgment at any rate other than the applicable judgment rate established by applicable law;

          (viii) C-MA's waiver of its rights to notice and/or hearing prior to the Agent's or Banks' exercise of any rights upon default.

          The opinions rendered above are further qualified to the extent that:

             (i) provisions of the Credit Agreement which permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith;

            (ii)  a holder of a Note may, under certain
     circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby;

           (iii) the rights of the Agent and the Banks under the last two sentences of Section 12.03 of the Credit Agreement may be limited in certain circumstances;

            (iv) the exercise of the Agent under the Security Agreement, as amended by the Security Agreement Amendment, of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral.

          With respect to that portion of the Collateral which constitutes tangible personal property, our opinion is limited to that portion of such Collateral which is located in the Commonwealth of Massachusetts. We note that the Security Agreement states that the chief executive office and principal place of business of the Borrower is located in Woodbury, New York. We express no opinion with respect to the creation, validity or perfection of security interests in any portion of the Collateral which is governed by New York law or which requires the filing of financing statements in the State of New York.

          Perfection of the Banks' security interests generally will be terminated under the circumstances described in sections 8-321, 9-103 and 9-402 of the UCC unless appropriate action is taken as provided therein.

          The opinions set forth above with respect to the enforceability of the Security Agreement are qualified to the extent that certain remedial provisions of such agreement (a) may be subject to the rights of account debtors, the terms of leases or other contracts with such account debtors, and any claims or defenses of such account debtors arising under or outside of such contracts, and (b) may be unenforceable in whole or in part under applicable law. However, the inclusion of such remedial provisions does not affect the validity of the Security Agreement and applicable law does not make the remedies provided therein inadequate for the practical realization of the benefits of the security intended to be provided thereby. Pursuant to UCC Section 9-311, C-MA's rights in the Collateral may be voluntarily or involuntarily transferred (by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) notwithstanding the provisions of the Loan Transaction Documents prohibiting any transfer or making the transfer constitute a default.

          The foregoing opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Massachusetts, to the extent that such laws apply to the matters discussed herein, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. We note that the Loan Transaction Documents provide for the application of New

York law. Although such a provision is generally enforceable, we further note that the choice of law in any legal proceeding is ultimately within the discretion of the court.


                                   Very truly yours,

                                                               EXHIBIT F(6)
            [LETTERHEAD OF THRASHER, DISMORE & DOLAN]



October 14, 1994


To the Banks parties
  to the Credit Agreement referred
  to below and to Toronto Dominion
  (Texas), Inc. as Agent

Ladies and Gentlemen:

          We have acted as special Ohio counsel to Cablevision Systems Corporation, a Delaware corporation (the "Company") and its wholly owned subsidiaries, Cablevision of Cleveland GP, Inc., a Delaware corporation ("GP, Inc."), Cablevision of Cleveland LP, Inc., a Delaware corporation ("LP, Inc."), and Cablevision of Cleveland LP, a Delaware limited partnership ("LP", and collectively with GP, Inc. and LP, Inc., the "Ohio Subsidiaries") in connection with the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among the Company, the Restricted Subsidiaries parties thereto, the Co-Agents and Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined.

          In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of:

          (i)  the Credit Agreement;

         (ii)  the Notes; and

        (iii)  Amendment No. 5 to the Security Agreement (the
               "Security Agreement Amendment").

          We have also examined such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the parties, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

          In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and the Ohio Subsidiaries and upon the representations and warranties of the Company and each Ohio Subsidiary contained in the Credit Agreement.

          Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

          1. Each Ohio Subsidiary is duly authorized to transact business in the State of the Ohio except L.P., Inc., which in its capacity as limited partner of L.P. does not transact business In Ohio and to our knowledge, L.P., Inc. does not otherwise transact business in Ohio. Each Ohio Subsidiary has full power, authority and legal right to make and perform the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment.

          2. The making and performance by each Ohio Subsidiary of the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment, have been duly authorized by all necessary action and do not and will not: (i) to our knowledge, violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a material adverse effect on the financial condition or the business of the Ohio Subsidiaries taken as a whole, or the ability of Ohio Subsidiaries to perform their obligations under the Credit Agreement or the legality, validity, binding nature or enforceability of the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment), or any provisions of any of such Ohio Subsidiary's charter or bylaws presently in effect; (ii) to our knowledge, without any investigation of public records, result in the breach of, or constitute a default under any existing indenture or other agreement or instrument to which any Ohio Subsidiary is a party or its respective properties may be bound or affected (other than breaches or defaults that, singly or in the aggregate, have not had and are not likely to have a material adverse effect on the financial condition of the business of the Ohio Subsidiaries taken as a whole or the ability of Ohio Subsidiaries to perform their obligations under the Credit Agreement); or (iii) to our knowledge, result in, or require, the creation or imposition of any Lien (other than as contemplated by the Security Agreement and Security Agreement Amendments) upon or with respect to any of the properties or assets now owned or hereafter acquired by any Ohio Subsidiary.

          3. Except as disclosed to the Banks on Schedule 8.05 to the Credit Agreement, to our knowledge, there are no lawsuits or other proceedings pending or threatened against any Ohio Subsidiary or any of its respective properties or assets (including, without limitation, its Franchises), before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition or the business of the Ohio Subsidiaries taken as a whole, the ability of the Ohio Subsidiaries to perform their obligations under the Credit Agreement or the legality, validity, binding nature or enforceability of the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment. To our knowledge, no Ohio Subsidiary is in default under or in violation of or with respect to any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, or any Franchise, except for minor defaults that, if continued unremedied, are not likely to have a material adverse effect on the financial condition or the business of the Ohio Subsidiaries taken as a whole, the ability of the Ohio Subsidiaries to perform their obligations under the Credit Agreement or the legality, validity, binding nature or enforceability of the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment.

          4. To our knowledge, no Ohio Subsidiary is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a material adverse effect on the financial condition of the Ohio Subsidiaries taken as a whole or materially impair the ability of the Ohio Subsidiaries taken as a whole to perform their obligations under the Credit Agreement and the Security Agreement as amended by the Security Agreement Amendment.

          5. The Credit Agreement and the Security Agreement Amendment have been duly executed and delivered by each Ohio Subsidiary and the Credit Agreement, the Security Agreement Amendment and the Security Agreement, as amended by the Security Agreement Amendment, each constitutes a legal, valid and binding obligation of each Ohio Subsidiary enforceable in accordance with its respective terms (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and, in addition, in the case of the Security Agreement, as amended by the Security Agreement Amendment, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, as amended by the Security Agreement Amendment, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties (as defined in the Security Agreement, as amended by the Security Agreement Amendment) and the Agent inadequate for the realization of the substantive benefits purported to be provided thereunder. Except as specified in paragraph 7 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Security Agreement, as amended by the Security Agreement Amendment.

          6. Except as set forth in Schedule 8.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by any Ohio Subsidiary of the Credit Agreement or the performance by any Ohio Subsidiary of the Security Agreement, as amended by the Security Agreement Amendment.

          7. The Security Agreement, as amended by the Security Agreement Amendment, creates in favor of the Agent for the benefit of the Secured Parties the Liens granted by each Ohio Subsidiary that it purports to create in the Collateral owned by such Ohio Subsidiary as security for the Secured Obligations (as defined in the Security Agreement). Upon the proper filing of UCC-1 financing statements in the form delivered to the Agent today with the Secretary of State of Ohio and the Cuyahoga County Recorder, the Liens that were granted by each Ohio Subsidiary under the Security Agreement, as amended by the Security Agreement Amendment, and were perfectible by filing and/or recording of financial statements, will be duly perfected and the Agent will have a valid and perfected security interest in all the Collateral owned by each Ohio Subsidiary under the Security Agreement, as amended by the Security Agreement Amendment, except that in the case of the security interest created in pledged Collateral which constitutes an "Instrument" under
Section 1309.01(A)(9) of the Ohio Revised Code, said security interest will be perfected upon delivery to the Banks of the pledged Collateral.

          In connection with the above, we wish to point out that if any of the provisions of the Credit Agreement, Security Agreement or Security Agreement Amendment are interpreted to prohibit the Ohio Subsidiaries from transferring their rights in the Collateral or any proceeds thereof except as specified therein, such provisions may be unenforceable by virtue of
Section 1309.30 of the Ohio Revised Code. We further note that no opinion is expressed herein as to the enforceability of
(i) provisions relating to "self-help", (ii) provisions which purport to establish evidentiary standards, (iii) provisions where a party is vested with discretion to determine a matter in its opinion (notwithstanding that the relevant agreement provides that such discretion is absolute), (iv) provisions relating to the payment of attorney fees, and (v) provisions relating to waiver of remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties, releases of legal or equitable rights or discharge of defenses. However, such reservations in the aggregate would not affect the general legal, valid and binding nature of the obligations of the Ohio Subsidiaries under the Credit Agreement, Security Agreement and Security Agreement Amendment.

          We would further like to point out in connection with the above that (i) provisions of the Credit Agreement that permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith;
(ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby; (iii) the rights of the Agent and the Banks under the last two sentences of Section 12.03 of the Credit Agreement may be limited in certain circumstances; and (iv) the exercise by the Agent under the Security Agreement, as amended by the Security Agreement Amendment, of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral.

          The opinions herein are limited to the laws of the State of Ohio, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

          You should be aware that Lawrence J. Dolan and Paul J. Dolan, two of the Principals of this Firm, are the brother and nephew, respectively, of Charles F. Dolan, Chairman of the Board of Cablevision. Lawrence J. Dolan's wife is a beneficiary of trusts established by Charles F. Dolan which hold substantial amounts of Class A Common and Series C Preferred Stock in Cablevision. Joseph Znidarsic, a principal in the Firm, is Trustee of such trusts and other trusts for the benefit of relatives of Charles F. Dolan which hold substantial amounts of different classes of stock in Cablevision. None of the trusts individually or collectively own ten percent (10%) of any class of stock in Cablevision. One of these trusts leases office space in Bainbridge Township to Cablevision of the Midwest, Inc. Paul Dolan is the successor trustee to certain trusts for the benefit of relatives of Charles F. Dolan. It is our understanding the acting trustee died on September 26, 1994 and by operation of the trust agreements, Paul Dolan is currently acting trustee for these trusts. If so, we do not know whether these trusts hold substantial amounts of any class of stock in Cablevision. Further, some of the principals of this Firm are partners in The 3000 Company, an Ohio general partnership, which leases office space in Chardon Village to Cablevision of the Midwest, Inc.

                              Sincerely,

                              THRASHER, DINSMORE & DOLAN



                              Paul J. Dolan

                                                               EXHIBIT F(7)
                 [LETTERHEAD OF PIPER & MARBURY]



                                   October 14, 1994


To the Banks parties
     to the below-referenced
     Credit Agreement and to
     Toronto Dominion (Texas), Inc.,
     as Agent

Ladies and Gentlemen:

          This is to advise that we have reviewed the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among Cablevision Systems Corporation, a Delaware corporation (the "Company"), the Restricted Subsidiaries which are parties thereto, the Co-Agents and Banks which are parties thereto, and Toronto Dominion (Texas), Inc., as Agent. Except as otherwise defined herein, all terms used herein shall have the respective meanings ascribed to them in the Credit Agreement.

          We have acted as special communications counsel for the Company and its Subsidiaries in connection with their operations under the Communications Act of 1934, as amended (the "Act"), and the rules and regulations of the Federal Communications Commission ("FCC") promulgated under the Act. This opinion is confined to matters of federal communications law and regulation.

          In connection with our opinion set forth below, we have examined counterparts of the Credit Agreement, the Security Documents in effect on the date hereof, including the Security Agreement and Amendment No. 5 thereto, the Notes, and such other documents as we have deemed appropriate or necessary as the basis for our opinion hereinafter expressed. In making such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to original documents of documents submitted to us as certified or photostated copies.

          It is our opinion that, insofar as the Act, and the rules and regulations promulgated by the FCC thereunder, are concerned, no approval or consent of, or filing or registration with, the FCC is required in connection with the execution, delivery and performance by CSC of the Credit Agreement, the Security Documents, the CSC/CNYC Adjustment Agreement or the Notes, except that, upon the exercise by the Banks or the Agent of their remedies upon the occurrence of any Event of Default under the Credit Agreement or any of the Security Documents, foreclosure on any Collateral consisting of FCC radio licenses issued by the FCC to the Securing Parties may not take place and the Pledged Stock may not be registered in the name of the Agent or voting rights thereunder exercised by the Agent without prior FCC approval of the transfer of control or assignment, as applicable, of any radio licenses issued by the FCC and held by the Security Parties and the issuers of the Pledged Stock, respectively.

                                   Sincerely,

                                   PIPER & MARBURY




cc:  Robert S. Lemle, Esq.

                                                                   EXHIBIT G
                               [WSP&R Letterhead]



                                                                October 14, 1994


To Toronto Dominion (Texas), Inc.,
   as Agent


Ladies and Gentlemen:

          We have acted as your special New York counsel in connection with the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994 (the "Credit Agreement"), among Cablevision Systems Corporation, the Restricted Subsidiaries named therein, the Co-Agents named therein (the "Co-Agents"), the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Agent") and the Waiver, Assignment and Acceptance, dated as of October 14, 1994, among the parties to the CNYC Agreement prior to the Effective Date, the Banks, the Agent and the Co-Agents (the "Waiver, Assignment and Acceptance"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          We have examined the originals or certified, conformed or photographic copies of such documents, records, agreements and certificates as we have deemed necessary as a basis for the opinions hereinafter expressed. We have assumed
(i) that the Credit Agreement, the Notes, the CSC/CNYC Adjustment Agreement, Amendment No. 5 and Release to the Security Agreement dated as of October 14, 1994 (the "Security Agreement Amendment"), the Security Documents, including the Security Agreement as amended by the Security Agreement Amendment, the Wavier, Assignment and Acceptance, the CNYC Agreement and the CNYC Security Agreement have been duly authorized, executed and delivered by the respective party or parties thereto, (ii) the CNYC Agreement and CNYC Security Agreement constitute valid and binding agreements of the parties thereto and (iii) the authenticity of documents submitted to us as originals and the conformity with the originals of documents submitted to us as copies. With respect to certain matters of fact, we have relied upon representations (including those contained in Article VIII of the Credit Agreement) and certificates of the Company, other Securing Parties, their officers and other Persons.

          Based upon the foregoing, and subject to the comments and qualifications set forth below, and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that each of the Credit Agreement and the Notes (as to amounts actually advanced there against), the CSC/CNYC Adjustment Agreement, the Security Agreement Amendment, the Security Documents, including the Security Agreement as amended by the Security Agreement Amendment, and the Waiver, Assignment and Acceptance constitutes a valid and binding agreement of such of the Company and the Restricted Subsidiaries as are parties thereto (subject to bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies imposed by the application of general equitable principles and, in addition, in the case of the Security Agreement, as amended by the Security Agreement Amendment, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, as amended by the Security Agreement Amendment, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties and the Agent inadequate for the realization of the substantive benefits purported to be provided thereunder). We express no opinion as to the right, title or interest of the Company, the Guarantors or any other Person in or to any properties in which any security interests are or are purported to be granted by the Security Agreement, as amended by the Security Agreement Amendment, or as to the perfection or priority of any of the Liens purported to be created by the Security Agreement, as amended by the Security Agreement Amendment. We express no opinion as to Article VI of the Credit Agreement, or as to the Liens granted by the Securing Parties (other than the Company), if the consideration or other benefit received by the respective Guarantor or Securing Party is not fair or is of less than reasonably equivalent value.

          We express no opinion as to (i) the fourth sentence of Section 4.05 of the Credit Agreement, (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located that limits rates of interest that may be charged or collected by such Bank or (iii) the effect, if any, on the enforceability of the Credit Agreement, the Notes, the CSC/CNYC Adjustment Agreement, the Security Agreement Amendment or the Security Documents, including the Security Agreement, as amended by the Security Agreement Amendment, of Section 548 of the Bankruptcy Code

(11 U.S.C. Section 548) or Article 10 of the New York Debtor and Creditor Law relating to fraudulent transfers and obligations.

          In connection with the above we wish to point out that (i) provisions of the Credit Agreement that permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith, (ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby, (iii) the rights of the Agent and the Banks under the last two sentences of Section 12.03 of the Credit Agreement may be limited in certain circumstances and (iv) the exercise by the Agent under the Security Agreement, as amended by the Security Agreement Amendment, of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral.

          The opinions expressed herein with respect to the Security Agreement, as amended by the Security Agreement Amendment, are limited by, and to the extent there are, any restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in any of the Collateral thereunder.

          We are members of the Bar of the State of New York and we do not express any opinion as to matters governed by any laws other than the laws of the State of New York and the Federal laws of the United States of America, except that no opinions are expressed as to any matters governed by the Communications Act of 1934, as amended, or the rules and regulations issued thereunder, or as to Article 28 of the New York Executive Law, as amended, or the rules and regulations issued thereunder or statutes, ordinances and regulations of New York local governmental authorities relating to cable television.

                                             Very truly yours,

                                       -1-                      October 14, 1994


                                                                       EXHIBIT H


                       [Form of Assignment and Acceptance]


                            ASSIGNMENT AND ACCEPTANCE


          ASSIGNMENT AND ACCEPTANCE dated ______________, 19__ between ________ _____________________ (the "Assignor") and __________________________________
the "Assignee").


                             PRELIMINARY STATEMENTS:

     A. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of __________, 1994, as amended, among Cablevision Systems Corporation, the Restricted Subsidiaries named therein, the Co-Agents and the Bank parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     B. This Assignment and Acceptance is made with reference to the following facts:

      (i) The Assignor is a Bank under and as defined in the Credit Agreement and, as such, presently holds a percentage of the rights and obligations of the Banks under the Credit Agreement;

     (ii) As of the date hereof, the aggregate amount of the respective [Term] [and] [or] [Revolving Credit](1) Commitments of the Banks under the Credit Agreement is the aggregate amount set forth opposite such Commitments below:

     Commitment                                                 Aggregate Amount
     ----------                                                 ----------------

Total [Term] [and] [or] [Revolving Credit]

- --------------------
1. Pursuant to Section 12.06(j), assignments that are not pro rata between Term and Revolver may be made only to affiliates of Banks.

                                       -2-                      October 14, 1994


     Commitment                                                  $_________; and


          (iii) On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, as of the Effective Date (as defined below), that percentage (the "Assigned Percentage") of the Assignor's rights and obligations under the Credit Agreement with respect to the Assignor's [Term] [and] [or] [Revolving Credit] Commitment that is equal to ____%(2) of the rights and obligations of all the Banks with respect to the [Term] [and] [or] [Revolving Credit] Commitment under the Credit Agreement as of the Effective Date.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage of the Assignor's rights and obligations under the Credit Agreement with respect to the Assignor's [Term] [and] [or] [Revolving Credit] Commitment as in effect as of the Effective Date and the [Term] [and] [or] [Revolving Credit] Loans owing to the Assignor on the Effective Date.

          2. The Assignor represents and warrants that (i) as of the date hereof its [Term] [and] [or] [Revolving Credit] Commitment (without giving effect to assignments thereof that have not yet become effective) is $________; and (ii) it is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim. The Assignor makes no representation or warranty and assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement, the Notes, the Security Documents or any other instrument or document furnished pursuant thereto (the "Transaction Documents") or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Transaction Document or any Collateral (as defined in the Security Agreement) and (B) the financial condition of any party to any of the Transaction Documents or the performance or observance by and party to any of the Transaction Documents of any of its obligations

- --------------------
2.   Specify percentage in no more than 4 decimal points.

                                       -3-                      October 14, 1994


under the Transaction Documents or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.04 thereof and delivered pursuant to Section 9.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is commercial bank; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (vii) specifies as its Applicable Lending Offices the address set forth below its name under the heading "Applicable Lending Offices" on the signature pages hereof.

          4. Following the execution of this Assignment and Acceptance, the original hereof will be delivered to the Company for its consent and then to the Agent for approval, acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be ___________; PROVIDED, HOWEVER, that the Effective Date hereunder shall not occur less than two (2) Business Days after the execution and delivery of this Assignment and Acceptance to the Agent, and, in any event, until the Company has consented to and the Agent has approved, accepted and recorded this Assignment and Acceptance; PROVIDED FURTHER, HOWEVER, that the Assignor may in its sole and absolute discretion terminate this Assignment and Acceptance if the Effective Date has not occurred within sixty (60) days following the execution hereof.

          5. Upon such approval, acceptance and recording by the Agent, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the

                                       -4-                      October 14, 1994


rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such approval, acceptance and recording by the Agent, from and after the Effective Date the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          7. THIS ASSIGNMENT AND ACCEPTANCE AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8. This Assignment and Acceptance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Acceptance by signing any such counterpart.

                                             [NAME OF ASSIGNOR]


                                             By
                                               --------------------------------
                                               Title:


                                             [NAME OF ASSIGNEE]


                                             By
                                               --------------------------------
                                               Title:

                                             Address for notices:

                                             __________________________________
                                             __________________________________
                                             __________________________________

                                             [APPLICABLE LENDING OFFICE]

                                             __________________________________
                                             __________________________________
                                             __________________________________

                                       -5-                      October 14, 1994


                                             __________________________________

                                       -6-                      October 14, 1994

Consented to, approved, accepted
and recorded this ___ day of ______,
19__ by Toronto Dominion (Texas), Inc.
as Agent


By
  ---------------------------------
  [Vice President]



Consented to this __ day of ______,
19__ by

Cablevision Systems Corporation


By
  ---------------------------------
  Title

                                       -7-                      October 14, 1994


                                                                       EXHIBIT L



                              CONSENT TO ASSIGNMENT

                          Dated as of ___________, 1994


          The undersigned hereby consents to the assignment set forth in (i)
Section 12.09(b) of the Fourth Amended and Restated Credit Agreement dated as of __________ __, 1994 among Cablevision Systems Corporation ("CSC"), the Restricted Subsidiaries parties thereto, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent and (ii) Section 11.08(b) of the First Amended and Restated Credit Agreement dated as of ___________ __, 1994 among Cablevision of New Jersey, Inc., CSC, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent.


                                             THE TOKAI BANK, LIMITED,
                                             New York Branch


                                             By
                                                -------------------------------
                                                Title:

                                                                  CONFORMED COPY

                                                                       EXHIBIT I





                               AMENDMENT NO. 5

                                     AND

                                   RELEASE

                        Dated as of October 14, 1994

                                     to

                THIRD AMENDED AND RESTATED SECURITY AGREEMENT

                          Dated as of July 15, 1988


    CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), certain subsidiaries of the Company parties hereto (together with the Company, the "Securing Parties") and TORONTO DOMINION (TEXAS), INC., as Security Agent for the Secured Parties (together with its successors, the "Security Agent"), agree as follows:


                                  ARTICLE I

                            Amendment and Release

    Section 1.1. SECURITY AGREEMENT. Reference is made to the Third Amended and Restated Security Agreement dated as of July 15, 1988 among the Securing Parties and the Security Agent, as amended by Amendment No. 1 dated as of May 23, 1989, Amendment No. 2 dated as of May 18, 1990, Amendment No. 3 dated as of May 30, 1991 and Amendment No. 4 dated as of November 10, 1992 (the "Security Agreement"). Terms not otherwise defined in this Amendment No. 5 and Release shall have the meanings given to such terms in the Security Agreement. The Security Agreement as amended by this Amendment No. 5 and Release (the "Amended Security Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

    Section 1.2. CREDIT AGREEMENT. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994, among the Company, the subsidiaries of the Company parties thereto, the Banks parties thereto, the Co-Agents parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Fourth Credit Agreement").

    Section 1.3. AMENDMENT. Upon and after the Amendment Effective Date (as defined in Section 1.3 hereof), the Security Agreement shall be amended as follows:

    (a) Section 1 shall be amended by (i) deleting the defined term "COMMERCIAL PAPER FUNDS" in its entirety; (ii) inserting the parenthetical "(or any notes issued in replacement thereof)" following the first reference to "January 5, 1987" set forth in the defined term "CONNECTICUT SECURITY DOCUMENTS"; (iii) deleting the words "of capital stock of each Franchise Holding Company (other than Cablevision Systems Huntington Corporation, Cablevision Systems Suffolk Corporation and Cablevision Systems Westchester Corporation) and all of the shares" set forth in the defined term "PLEDGED STOCK" and inserting following the words "of capital stock of each corporation" the words "(other than Cablevision Lightpath, Inc.)"; (iv) deleting the words "to the Agents and/or the Banks and/or the Issuing Bank" set forth in clause
(ii) of the defined term "SECURED OBLIGATIONS" and inserting "and under Article VI of the Credit Agreement" following the words "(including, without limitation, the obligations under Section 10.02 of the Credit Agreement to pay to the Security Agent under the Credit Agreement amounts to be deposited into the Cash Collateral Account therein referred to"; (v) deleting the dollar amount "$12,000,000" set forth in clause (iv) of the definition of "SECURED OBLIGATIONS" and inserting in lieu thereof "$20,000,000"; and (vi) inserting the parenthetical "(other than Cablevision Lightpath, Inc.)" following the words "the Company and the Guarantors" set forth in the defined term "SECURING PARTIES"

    (b) Section 2 shall be amended by (i) deleting the words "to make all its payments to be made under the Connecticut Security Documents directly to the Security Agent and" and the word "other" set forth in the second sentence of paragraph (C); (ii) deleting the last three sentences of paragraph (C) set forth therein; and (iii) deleting paragraph (D) in its entirety.

    (c) Section 5 shall be amended by inserting the words "upon the occurrence of an Event of Default," before the words "the right to receive" in clause (i) of paragraph (B) thereof.

    (d) Section 6(B) shall be amended by (i) deleting from the first sentence of paragraph (1) the words "Without limiting the obligation of the Company under Section 2.C to cause CConn and CSConn to make all payments directly to the Security Agent at any time after" and inserting in lieu thereof the word "After"; (ii) deleting the penultimate sentence set forth in paragraph (1);
(iii) deleting the "," at the end of clause (iv) of paragraph (2) and inserting the word "and" in lieu thereof; and (iv) deleting the words "and (vi) to withdraw or order a transfer of the Commercial Paper Funds" set forth in paragraph 2.

    (e) Section 15 shall be amended by (i) replacing the reference to "101(4)" set forth in paragraph (B) with a reference to "101(5)"; (ii) by inserting the words "in each case to the extent, but only to the extent, that such Securing Party would be deemed to be a "creditor" of the Company or Cablevision NYC Partnership for purposes of the Bankruptcy Code solely by reason of such Securing Party's holding or asserting such claim" at the end of paragraph (B); and (iii) and inserting the following paragraph at the end thereof:

     "J. LIMITATION ON SECURED OBLIGATIONS. It is the intention of the Securing Parties and the Secured Parties that the Secured Obligations of each Securing Party which is a Restricted Subsidiary hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. To that end, but only to the extent such Secured Obligations would otherwise be avoidable, the Secured Obligations of each Securing Party hereunder shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render such Securing Party insolvent or unable to make payments in respect of any of its indebtedness as such indebtedness matures or leave such Securing Party with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that such Securing Party is deemed, under applicable law, to incur the Secured Obligations hereunder. Any such limitation shall be apportioned amongst the Secured Obligations pro rata in accordance with the respective amounts thereof. This paragraph (J) is intended solely to preserve the rights of the Secured Parties under this Agreement to the maximum extent permitted by applicable law, and neither the Securing Parties nor any other Person shall have any right under this paragraph (J) that it would not otherwise have under applicable law. The Company and each Securing Party agree not to commence any proceeding or action seeking to limit the amount of the Secured Obligation of any Securing Party under this Agreement by reason of this paragraph (J). For the purposes of this paragraph (J), "insolvency", "unreasonably small capital" and "unable to make payments in respect of any of its indebtedness as such indebtedness matures" shall be determined in accordance with applicable law.".

    (f) Schedule 1 shall be amended by adding the following Securing Parties thereto under the heading "Other Companies":

          "Cablevision of Cleveland GP, Inc.
          Cablevision of Cleveland LP, Inc.
          Cablevision of Cleveland Limited   Partnership".


    (g) Schedule 2 shall be amended by deleting "The Toronto-Dominion Bank Trust Company, 42 Wall Street, New York, New York, 10005, Attn: Manager Credit Administration" set forth therein and inserting in lieu thereof "Toronto Dominion (Texas), Inc., 909 Fannin Street, Suite 1700, Houston, Texas, 77010,
Attn: Manager, Syndications and Credit Administration".

    (h) Part I of Schedule 3 shall be amended by (i) deleting the word "The" set forth immediately before the words "Royal Bank of Canada" and (ii) deleting from the list of Secured Parties "Bankers Trust Company", "Continental Bank, N.A." and "NCNB - Texas National Bank" and inserting at the end of such list the following Banks:

          "NationsBank of Texas, N.A.
          Credit Lyonnais, Cayman Island Branch
          Banque Paribas
          Shawmut Bank Connecticut, N.A.
          Barclays Bank PLC
          Bank of America, Illinois
          Corestates Bank, N.A.
          First Union National Bank of North Carolina
          LTCB Trust Company
          National Westminster Bank USA
          PNC Bank, National Association
          Societe Generale
          Union Bank."


    (i) Part II of Schedule 3 shall be amended by deleting the text set forth therein in its entirety and inserting the information on Schedule A hereto.

    Section 1.4. RELEASE. Upon and after the Amendment Effective Date, the Security Agent, with the consent of the Secured Parties, hereby agrees that CLI shall be discharged from the Secured Obligations under the Amended Security Agreement.

    Section 1.5. AMENDMENT AND RELEASE EFFECTIVE DATE. This Amendment No. 5 and Release shall be effective on the first date (the "Amendment Effective Date") when this Amendment No. 5 and Release shall have been duly executed and delivered by each of the Securing Parties and the Security Agent and the Effective Date (as such term is defined in the

Fourth Credit Agreement) of the Fourth Credit Agreement shall have occurred.


                                 ARTICLE II

                       REPRESENTATIONS AND WARRANTIES

    Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Securing Parties represents and warrants as follows:

    (a) POWER; BINDING AGREEMENTS. Each of the Securing Parties has full power, authority and legal right to make and perform this Amendment No. 5 and Release and the Amended Security Agreement. This Amendment No. 5 and Release and the Amended Security Agreement constitute the legal, valid and binding obligations of each of the Securing Parties, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

    (b) AUTHORITY; NO CONFLICT. The making and performance by each of the Securing Parties of this Amendment No. 5 and Release and the Amended Security Agreement have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect) or any provision of any of the Securing Parties' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which any of the Securing Parties is a party or by which any of their respective properties may be bound or affected; or
(iii) result in, or require, the creation or imposition of any Lien (other than the Lien provided for under the Security Agreement) upon or with respect to any of the properties or assets now owned or hereafter acquired by any of the Securing Parties.

    (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by any of the Securing Parties of this Amendment No. 5 and Release and the Amended Security Agreement.

    Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the

Amendment Effective Date and shall constitute a representation and warranty of each of the Securing Parties made under the Amended Security Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Security Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment No. 5 and Release.


                                 ARTICLE III

                                MISCELLANEOUS

    Section 3.1. GOVERNING LAW. This Amendment No. 5 and Release shall be construed in accordance with and governed by the laws of the State of New York.

    Section 3.2. COUNTERPARTS. This Amendment No. 5 and Release may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.



                       [THE NEXT PAGE IS A SIGNATURE PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 and Release to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.


                                  CABLEVISION SYSTEMS CORPORATION,
                                  for itself and as a General Partner of
                                  Cablevision Finance Limited
                                  Partnership


                                  By /s/ Barry O'Leary
                                     ------------------------------------
                                     Title: Senior Vice President,
                                            Finance, and Treasurer

                                  CABLEVISION AREA 9 CORPORATION

                                  CABLEVISION FAIRFIELD CORPORATION

                                  CABLEVISION FINANCE CORPORATION

                                  CABLEVISION OF CLEVELAND GP, INC.
                                    for itself and as a General Partner
                                    of Cablevision of Cleveland Limited
                                    Partnership

                                  CABLEVISION OF CLEVELAND LP, INC.

                                  CABLEVISION OF CONNECTICUT
                                    CORPORATION

                                  CABLEVISION OF MICHIGAN, INC.

                                  CABLEVISION SYSTEMS DUTCHESS CORPORATION

                                  CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                                  CABLEVISION SYSTEMS GREAT NECK CORPORATION

                                  CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                                  CABLEVISION SYSTEMS ISLIP CORPORATION

                                  CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                                  CABLEVISION SYSTEMS SUFFOLK CORPORATION

                                  CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                                  COMMUNICATIONS DEVELOPMENT CORPORATION

                                  CSC ACQUISITION CORPORATION

                                  CSC ACQUISITION - MA, INC.

                                  CSC ACQUISITION - NY, INC.


                                  By /s/ Barry O'Leary
                                  -------------------------------------------
                                  Title: Senior Vice President,
                                         Finance, and Treasurer
                                  of the above-named twenty corporations


                                  CABLEVISION FINANCE LIMITED PARTNERSHIP

                                  By  Cablevision Systems
                                      Corporation, as General Partner


                                  CABLEVISION OF CLEVELAND LIMITED
                                    PARTNERSHIP

                                  By Cablevision of Cleveland GP,
                                       Inc., as General Partner


                                  CABLEVISION LIGHTPATH, INC.
                                  solely for the purpose of effecting the
                                  release in Section 1.4 hereof

                                  By: /s/ Barry O'Leary
                                  -----------------------------------------
                                  Title: Senior Vice President,
                                         Finance, and Treasurer

                                  TORONTO DOMINION (TEXAS), INC.,
                                    as Security Agent


                                  By: /s/ Melissa B. Nigro
                                     ----------------------
                                  Title: Vice President

                                                                 SCHEDULE A

II.  OBLIGATIONS OUTSTANDING UNDER CABLEVISION
     SYSTEMS CORPORATION SWAP AGREEMENTS

     THE TORONTO DOMINION BANK

              AMOUNT           MATURITY
                 $25             3/1/96
                 $25            1/30/96
                 $50          9/24/2000
                $100

     BANKERS TRUST COMPANY

              AMOUNT           MATURITY
                 $25            1/30/96

     THE FIRST NATIONAL BANK OF CHICAGO

              AMOUNT           MATURITY
                 $25            1/30/96

     BANK OR NOVA SCOTIA

              AMOUNT           MATURITY
                 $50           11/28/96

III. OBLIGATIONS OUTSTANDING UNDER CABLEVISION
     OF NEW YORK CITY SWAP AGREEMENTS

     THE FIRST NATIONAL BANK OF CHICAGO

              AMOUNT           MATURITY
                  $5            11/7/95

     BANK OF BOSTON

              AMOUNT           MATURITY
                 $20           11/20/97

     CANADIAN IMPERIAL BANK

              AMOUNT           MATURITY
                 $10            5/31/95

                                                                       EXHIBIT J




                                   WAIVER

                          ASSIGNMENT AND ACCEPTANCE


                           Dated October 14, 1994


    Reference is hereby made to the Fourth Amended and Restated Credit Agreement dated as of June 18, 1993 (as it may be modified, amended, restated or supplemented, the "Credit Agreement") by and among Cablevision of New York City - Phase I L.P. (the "Company"); Cablevision Systems New York City Corporation ("CNYCCorp"); Cablevision of New York City Master L.P. ("Cablevision NYC MLP"); The Chase Manhattan Bank (National Association), as agent (the "Agent"), The First National Bank of Chicago and CIBC Inc. as Co-Agents, and the Banks signatory thereto. Capitalized terms used herein which are defined in the Credit Agreement which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                                  ARTICLE I

                           PRE-ASSIGNMENT WAIVERS

    The Company, Cablevision NYC MLP, CNYCCorp., the Agent, the Co-Agents and the Banks hereby waive compliance with (i) Section 15.06(b)(i) and (ii) of the Credit Agreement solely to the extent necessary to provide for the assignments effected in Article II hereof and (ii) the requirement that an assignment effected pursuant to Section 15.06(b) of the Credit Agreement shall not take effect until 3 Business Days following the execution, delivery, acceptance and recording of an Assignment and Acceptance, such that the assignments effected in Article II hereof shall be effective as of the Effective Date (as defined in Article IV hereof).

                                 ARTICLE II

                                 ASSIGNMENTS

    The Banks listed on Schedule A hereto (the "Assignors") and the banks listed on Schedule B hereto (the "Assignees"), agree as follows:

    1. ASSIGNMENTS. Each Assignor hereby sells and assigns to each Assignee without recourse, and each Assignee hereby purchases and assumes from each Assignor, the respective percentage interest (obtained by dividing the respective Commitment of such Assignee set forth on Schedule B hereto under the heading "New Commitment" by the aggregate amount of the Commitments of all Assignors) in and to all of such Assignor's rights and obligations under the Credit Agreement as of the Effective Date (including, without limitation, the percentage interest in such Assignor's Commitment, the Letters of Credit, the Reimbursement Obligations and the Loans outstanding on the Effective Date, and the Notes held by such Assignor). After giving effect to the assignments made hereunder the new Commitments of each Assignor and each Assignee will be as set forth on Schedule A and Schedule B hereto, respectively, under the heading "New Commitment".


    2. REPRESENTATIONS AND WARRANTIES OF ASSIGNORS. (i) The Assignors represent and warrant that, as of the date hereof (without giving effect to the assignments made herein), the aggregate amount of the Commitments is $185,000,000, and, based upon information provided by Chase, the aggregate outstanding principal amount of Loans owing to them is $178,000,000, the aggregate amount of Participation Letters of Credit outstanding is $7,000,000, the aggregate amount of Syndicated Letters of Credit outstanding is $0 and the aggregate amount of Reimbursement Obligations owing to them is $0. Based upon information provided by Chase, the amounts and beneficiaries of the Participation Letters of Credit are as set forth on Schedule C hereto.

    (ii) Each Assignor represents and warrants that it has the legal and beneficial ownership of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

    (iii) The Assignors make no representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Basic Document.

    (iv) The Assignors make no representation or warranty and assume no responsibility with respect to the financial condition of the Company or any other party to the Basic Documents ("Loan Party") or the performance or observance by the Company or any other Loan Party of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.


    3. REPRESENTATIONS AND COVENANTS OF ASSIGNEES. (i) Each Assignee confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance.

    (ii) Each Assignee agrees that it will, independently and without reliance upon the Agent or any successor Agent, any Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

    (iii) Each Assignee appoints and authorizes the Agent or any successor Agent to take such action as its agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

    (iv) Each Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

    (v) Each Assignee specifies as its addresses for Base Rate Loans, Eurodollar Loans and CD Loans (and address for notices) the offices set forth in Schedule D hereto.


                                 ARTICLE III

                           POST-ASSIGNMENT WAIVERS

    Upon and after the Effective Date, the Banks hereby waive compliance with the following:

    1. Section 2.02(b)(i) of the Credit Agreement, to the extent such section requires the Company to submit prior notice to the Agent for the issuance of Participation Letters of Credit, solely to the extent necessary to allow for the issuance of the Participation Letters of Credit referred to in paragraph
(1)(vi) of Article IV below.

    2. Section 10.03(h) of the Credit Agreement, to the extent such section requires the Company to enter into Interest Rate Swap Agreements.

    3.  Sections 10.06, 10.07, 10.11, 10.12, 10.13, 12.04 and 12.05 of the
Credit Agreement to the extent necessary to permit the Company, Cablevision Systems Corporation ("CSC"), CNYCCorp., Cablevision NYC MLP or any other Restricted Subsidiary (as such term is defined in the Fourth Amended and Restated Credit Agreement among CSC, the Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent, and Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A., as Co-Agents thereunder, dated as of October 14, 1994, as amended and in effect from time to time (the "CSC Agreement")) to (a) pay dividends or make any distribution on such Person's capital stock or other equity securities or pay any Indebtedness owed to CSC, the Company, CNYCCorp., Cablevision NYC MLP or any Restricted Subsidiary, (b) make any loans or advances to CSC, the Company, CNYCCorp., Cablevision NYC MLP or any Restricted Subsidiary, and (c) transfer any of its properties or assets to CSC, the Company, CNYCCorp., Cablevision NYC MLP or any other Restricted Subsidiary, in each case to the extent permitted by the CSC Agreement.

    4. Section 10.15 of the Credit Agreement, provided that the Company shall not permit Trade Payables to exceed $25,000,000 on and after the date hereof.



                                 ARTICLE IV

                                EFFECTIVENESS


    1. EFFECTIVE DATE. This Waiver, Assignment and Acceptance shall be effective as of the date hereof (the "Effective Date") on the first date on which the following conditions precedent shall have been satisfied:

    (i) EXECUTION. This Waiver, Assignment and Acceptance shall been executed and delivered by the each of the parties hereto.

    (ii) SIGNATURES. Each of the Company, Cablevision NYC MLP and CNYCCorp. shall have certified to the Agent (with copies to be provided to each Bank) the name and signature of each of the persons authorized to sign on its respective behalf this Waiver, Assignment and Acceptance. The Banks may conclusively rely on such certifications until they receive notice in writing from the Company, Cablevision NYC MLP and CNYCCorp., as the case may be, to the contrary.

    (iii) PROOF OF ACTION. The Agent shall have received certified copies of all necessary action taken by each of the Company, Cablevision NYC MLP and CNYCCorp. to authorize the execution, delivery and performance of this Waiver, Assignment and Acceptance.

    (iv)  OPINIONS OF COUNSEL.  The Agent shall have received opinions of

         (a) Robert Lemle, Esq., General Counsel to the Company,
    Cablevision NYC MLP and CNYCCorp., substantially in the form of Exhibit A hereto;

         (b) Sullivan & Cromwell, special New York counsel to the Company, Cablevision NYC MLP and CNYCCorp., substantially in the form of Exhibit B hereto;

         (c) Debevoise & Plimpton, special New York franchise counsel to the Company, Cablevision NYC MLP and CNYCCorp., substantially in the form of Exhibit C hereto; and

         (d) Piper & Marbury, special FCC counsel to the Company,
    Cablevision NYC MLP and CNYCCorp., substantially in the form of Exhibit D hereto.

    (v) REPLACEMENT OF NOTES. Each of the Assignors shall have delivered to the Company its old Note for cancellation, and each of the Assignors and Assignees shall have received a new Note payable to its respective order, dated the date hereof, in the principal amount set forth on Schedule A hereto or Schedule B hereto, as the case may be, under the heading "New Commitments" beside the name of such Assignor or Assignee.

    (vi) All fees to the extent accrued under the Credit Agreement as of the Effective Date shall have been paid to Chase, The First National Bank of Chicago and CIBC Inc. and the Banks.

    (vii) OTHER DOCUMENTS. The Agent shall have received such other documents from the Company, CNYCCorp. and Cablevision NYC MLP, as the Agent, the Co-Agents or any Bank or special New York counsel to the Banks may reasonably request.

    2. RIGHTS OF BANKS. As of the Effective Date, (i) each Assignee shall be a party to the Credit Agreement and, to the extent provided in this Waiver, Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) each Assignor shall, to the extent provided in this Waiver, Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

    3. PAYMENTS. From and after the Effective Date, the Agent shall make all payments under the Credit Agreement, the Notes and the Letters of Credit in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignees and the Assignors in accordance with their respective interests therein. The Assignors and Assignees shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

    4. APPOINTMENT OF AGENT AND CO-AGENTS. Upon the Effective Date, the Banks shall be deemed to have (i) removed Chase as Agent and as Security Agent under the Credit Agreement and the Security Agreement, respectively, (ii) appointed Toronto-Dominion (Texas), Inc. as the successor Agent and as the successor Security Agent under the Credit Agreement and the Security Agreement, respectively, (iii) accepted the resignation of CIBC Inc. and The First National Bank of Chicago as the Co-Agents under the Credit Agreement, and (iv) appointed The Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A. as the successor Co-Agents under the Credit Agreement.

    5. ASSIGNMENT OF RIGHTS. Upon the Effective Date, (i) Chase shall be deemed to have assigned all of its rights and duties as Agent and as Security Agent under the Credit Agreement and the Security Agreement to Toronto-Dominion (Texas), Inc. and Chase shall cease to have any rights or obligations as Agent or Security Agent under the Credit Agreement and Security Agreement, respectively (other than those rights provided for in Section 14.05 of the Credit Agreement) and (ii) The First National Bank of Chicago and CIBC Inc. shall be deemed to have assigned all of their respective rights and duties as Co-Agents under the Credit Agreement to The Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A. and The First National Bank of Chicago and CIBC Inc. shall cease to have any rights or obligations as Co-Agents under the Credit Agreement.

    6. ACCEPTANCE OF APPOINTMENTS. Upon the Effective Date, (i) Toronto-Dominion (Texas), Inc. shall be deemed to have accepted the appointments made herein and shall assume all the rights and duties as Agent and as Security Agent under the Credit Agreement and the Security Agreement, respectively, and
(ii) The Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A. shall be deemed to have accepted the appointments made herein and shall assume all the rights and duties as Co-Agents under the Credit Agreement.

    7. REFERENCES TO CHASE, THE FIRST NATIONAL BANK OF CHICAGO AND CIBC INC. Upon and after the Effective Date and in furtherance of the appointment of Toronto-Dominion (Texas), Inc. as Agent and the acceptance thereof, (i) all references to "Chase" (other than the references set forth in Section 1.01 of the Credit Agreement in the definition of "Assessment Rate" and in Section 2.03 and Section 15.09 of the Credit Agreement) shall mean "The Toronto-Dominion Bank (New York Branch)", (ii) all references to "Chase" set forth in Section 2.03 and
15.09 of the Credit Agreement shall mean "Toronto-Dominion (Texas), Inc.", (iii) the Principal Office for all purposes under the Credit Agreement of Toronto-Dominion (Texas), Inc. shall be "Toronto Dominion (Texas), Inc., 909 Fannin, Suite 1700, Houston, TX, 77010, attention: Agency Department" and the account number and wire instructions shall be as set forth on Schedule E hereto and (iv) the reference to "The First National Bank of Chicago" and "CIBC Inc." set forth in the definition of "Reference Banks" in Section 1.01 of the Credit Agreement shall mean "The Bank of New York".

    8. CHASE PARTICIPATION LETTERS OF CREDIT. Upon and after the Effective Date and so long as the Participation Letters of Credit issued by Chase prior to the Effective Date and set forth on Schedule C hereto and any renewals thereof (the "Chase L/Cs") are outstanding, such Chase L/Cs shall continue to be deemed Participation Letters of Credit under the Credit Agreement and, notwithstanding the provisions of paragraph (7) above affecting references to "Chase" in the Credit Agreement, references to "Chase" set forth in the definition of "Reimbursement Obligations" and in Sections 2.02(a), 2.02(b)(i),
(ii) (iii), (iv) and (vi), 2.02(c), 2.05 and 2.04 shall mean references to "Chase" with respect to the Chase L/Cs.


                                  ARTICLE V

                       REPRESENTATIONS AND WARRANTIES

    1. REPRESENTATIONS AND WARRANTIES. Each of the Company, Cablevision NYC MLP and CNYCCorp., respectively, represents and warrants to the Agent, the Co-Agents and the Banks that the representations and warranties set forth in
Section 7, 8 and 9, respectively, of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof and as if each reference in such Sections to "this Agreement" included reference to this Waiver, Assignment and Acceptance.

    2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of each of the Company, CNYCCorp. and Cablevision NYC MLP made under the Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Credit Agreement hereby (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Waiver, Assignment and Acceptance.

                                 ARTICLE VI

                                MISCELLANEOUS


    1    GOVERNING LAW.  This Waiver, Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New
York.

    2. COUNTERPARTS. This Waiver, Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of such separate counterparts shall together constitute but one and the same instrument.

    3. ACCEPTANCE OF ASSIGNMENT. The Agent and the Company hereby accept the assignments effected by Article II hereof.

                     [THE NEXT PAGE IS A SIGNATURE PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Waiver, Assignment and Acceptance to be duly executed as of the day and year first above written.


                         CABLEVISION OF NEW YORK CITY - PHASE I L.P.,
                         A LIMITED PARTNERSHIP, BY ITS GENERAL PARTNERS

                         CABLEVISION SYSTEMS NEW YORK CITY CORPORATION


                         By /s/ Barry O'Leary
                            -----------------------------
                            Title: Senior Vice President,
                                  Finance and Treasurer


                         CABLEVISION OF NEW YORK CITY - MASTER L.P.
                         BY ITS SOLE GENERAL PARTNER

                         NYC GP CORP.


                         By /s/ Barry O'Leary
                           ------------------------------
                            Title: Senior Vice President,
                                  Finance and Treasurer


                         CABLEVISION SYSTEMS NEW YORK CITY CORPORATION


                         By Barry O'Leary
                            -----------------------------
                            Title: Senior Vice President,
                                  Finance and Treasurer

                         THE TORONTO-DOMINION BANK,
                           Grand Cayman Islands
                           Branch, B.W.I.


                         By /s/ Melissa B. Nigro
                         ---------------------------------
                            Title: Manager Syndications &
                                   Credit Administration


                         BANK OF MONTREAL,
                           Chicago Branch


                         By /s/ Yvonne Boss
                            -------------------------------
                            Title: Managing Director


                         THE BANK OF NEW YORK


                         By /s/ Bart Partington
                            --------------------------------
                            Title: Vice President


                         THE BANK OF NOVA SCOTIA,


                         By /s/ Mark Vigil
                         -----------------------------------
                            Title: Relationship Manager


                         THE CANADIAN IMPERIAL BANK OF COMMERCE,


                         By /s/ Deborah Strek
                            ---------------------------------
                            Title: Authorized Signatory


                         NATIONSBANK OF TEXAS, N.A.,


                         By /s/ W. Hutchinson McClendon IV
                         ------------------------------------
                            Title: Vice President


                         CREDIT LYONNAIS
                           Cayman Island Branch


                         By /s/ Bruce M. Yeager
                         ------------------------------------
                            Title: Authorized Signatory

                         MELLON BANK, N.A.


                         By /s/ Louis Ashley
                         ------------------------------------
                            Title: First Vice President


                         ROYAL BANK OF CANADA


                         By /s/ Edward Salazar
                            ---------------------------------
                            Title: Senior Manager


                         THE FIRST NATIONAL BANK OF BOSTON

                         By /s/ David B. Herter
                            ---------------------------------
                            Title: Director


                         THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)


                         By /s/ John F. Shearson
                            ---------------------------------
                            Title: Managing Director


                         CHEMICAL BANK


                         By /s/ Jeffery C. Howe
                            ---------------------------------
                            Title: Vice President


                         BANQUE PARIBAS


                         By /s/ Phillippe Vuarchex
                            ---------------------------------
                            Title: Vice President

                         By /s/ Errol Antzis
                            ---------------------------------
                            Title: Group Vice President



                         CITIBANK, N.A.


                         By /s/ Robert A. Keller
                            ---------------------------------
                            Title: Assistant Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By /s/ Ronna Bury-Prince
                            ---------------------------------
                            Title: Vice President

                         SHAWMUT BANK CONNECTICUT, N.A.


                         By /s/ Anne E. Dorsey
                            ---------------------------------
                            Title: Director


                         BARCLAYS BANK PLC


                         By /s/ Michael Ballard
                            ---------------------------------
                            Title: Associate


                         BANK OF AMERICA, ILLINOIS


                         By /s/ Robert A. Curley, Jr.
                            ---------------------------------
                            Title: Managing Director


                         CORESTATES BANK, N.A.


                         By /s/ Edward L. Kittrell
                            ---------------------------------
                            Title: Vice President


                         FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                         By /s/ William F. Laporte III
                            ---------------------------------
                            Title: Vice President


                         THE FUJI BANK LIMITED,
                         New York Branch


                         By /s/ Toru Maeda
                            ---------------------------------
                            Title: Joint General Manager


                         LTCB TRUST COMPANY


                         By /s/ Hiroshi Sasaki
                            ---------------------------------
                            Title: Senior Vice President


                         NATIONAL WESTMINSTER BANK USA


                         By /s/ Roselyn Reid
                            ---------------------------------
                            Title: Vice President

                         PNC BANK, NATIONAL ASSOCIATION


                         By /s/ Thomas Carden
                            ---------------------------------
                            Title: Vice President


                         SOCIETE GENERALE


                         By /s/ William A. Sinsigalli
                            ---------------------------------
                            Title: Vice President and Manager


                         UNION BANK


                         By /s/ Steven D. Olson
                            ---------------------------------
                            Title: Vice President


                         TORONTO DOMINION (TEXAS), INC.,


                         By /s/ Melissa B. Nigro
                            ---------------------------------
                            Title: Vice President


                         CIBC INC.


                         By /s/ Deborah Strek
                            ---------------------------------
                            Title: Vice President



Accepted this 14 day

of October, 1994


CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Agent


By /s/ John F. Shearson
   ----------------------
Title  Managing Director

                                                             Schedule A

                                ASSIGNORS


Name of Assignor                        Old Commitment         New Commitment
- ----------------                        --------------         --------------
The Chase Manhattan Bank                  $30,000,000           $6,783,333.34
(National Association)

The First National Bank of Chicago        $25,000,000           $4,933,333.33
CIBC Inc.                                 $25,000,000
The Toronto-Dominion Bank                 $15,000,000          $18,500,000.00
Royal Bank of Canada                      $15,000,000           $9,250,000.00
First National Bank of Boston             $15,000,000           $6,783,333.34
Bank of Montreal                          $15,000,000          $13,566,666.67
The Bank of New York                      $15,000,000          $13,566,666.67
The Bank of Nova Scotia                   $15,000,000          $13,566,666.67
Banque Paribas                            $15,000,000           $4,933,333.33
                                                               --------------
Total                                    $185,000,000          $91,883,333.35
                                         ============          ==============


                                                             Schedule B

                                ASSIGNEES

Name of Assignee                                 New Commitment
- ----------------                                 --------------
The Canadian Imperial Bank of Commerce           $13,566,666.68
NationsBank of Texas, N.A.                       $13,566,666.67
Credit Lyonnais                                   $9,250,000.00
Mellon Bank, N.A.                                 $9,250,000.00
Chemical Bank                                     $6,783,333.34
Citibank N.A.                                     $4,933,333.33
Shawmut Bank Connecticut, N.A.                    $4,933,333.33
Barclays Bank PLC                                 $3,083,333.33
Bank of America, Illinois                         $3,083,333.33
CoreStates Bank, N.A.                             $3,083,333.33
First Union National Bank of North Carolina       $3,083,333.33
The Fuji Bank, Limited                            $3,083,333.33
LTCB Trust Company                                $3,083,333.33
National Westminster Bank USA                     $3,083,333.33
PNC BANK, National Association                    $3,083,333.33
Societe Generale                                  $3,083,333.33
Union Bank                                        $3,083,333.33
                                                 --------------
Total                                            $93,116,666.65
                                                 ==============


                                                             Schedule C

                     PARTICIPATION LETTERS OF CREDIT

Beneficiary              Amount
- -----------           -----------
City of New York       $2,870,000
City of New York       $4,130,000


                                                             SCHEDULE D



                          ADDRESSES FOR NOTICES

COMPANY and all GUARANTORS

             Address for all Notices:

                         [Name of Party]
                         One Media Crossways
                         Woodbury, New York  11797

                               Attention:  Charles F. Dolan

                               Telephone No.:  516-364-8450
                               Telecopy No.:   516-496-1780

             With copies to the Chief Financial Officer and the General Counsel of the Company at the above address.


TORONTO DOMINION (TEXAS), INC.

             Address for all Notices:

                         Toronto Dominion (Texas), Inc.
                         Agency Department
                         909 Fannin, Suite 1700
                         Houston, TX 77010

                               Attention:  Melissa Nigro

                               Telephone No.: 713-653-8234
                               Fax No.:       713-951-9921/0611

             With copies to:

                         The Toronto-Dominion Bank
                         31 West 52nd Street
                         New York, New York  10019-6101

                               Attention:  Joan S. Griffin -
                                           Communications Finance

                               Telephone No.:  212-468-0713
                               Telecopy No.:   212-262-1928

TORONTO DOMINION (TEXAS), INC.

             Lending Office for all Loans:

                         909 Fannin Street
                         Suite 1700
                         Houston, Texas  77010

                               Attention:  Agency Department

                               Telephone No:  713-653-8231
                               Telecopy No:   713-951-9921/0611


CITIBANK, N.A.

             Address for all Notices and Lending Office for all Loans:

                         Citibank, N.A.
                         North American Bank Group
                         Media Department
                         399 Park Avenue, 6th Floor - Zone 8
                         New York, New York  10043

                               Attention:  Media Department

                               Telephone No.:  212-559-7124
                               Telecopy No.:   212-319-7854
                               Telex No.:  127007 Route Code NYNME


BANK OF MONTREAL, Chicago Branch

             Address for all Notices:

                         Bank of Montreal
                         Communications Unit
                         430 Park Avenue, 16th Floor
                         New York, New York  10022

                               Attention:  Patrick Sullivan

                               Telephone No.:  212-605-1426
                               Telecopy No.:   212-605-1648
                               Telex No.:      968721

             With copies to:

                         John Decoufle
                         Account Administration
                         Bank of Montreal
                         430 Park Avenue, 15th Floor
                         New York, New York  10022

                               Telephone No.:  212-605-1428
                               Telecopy No.:   212-605-1648

             Lending Office for all Loans:

                         Bank of Montreal, Chicago Branch
                         115 South LaSalle Street
                         Chicago, Illinois 60603


THE BANK OF NOVA SCOTIA

             Address for all Notices and Lending Office for all Loans:

                         The Bank of Nova Scotia
                         One Liberty Plaza
                         26th Floor
                         New York, New York  10006

                               Attention:  Mark Vigil

                               Telephone No.:  212-225-5048
                               Telecopy No.:   212-225-5090
                               Telex No.:      669859

THE BANK OF NEW YORK

             Address for all Notices and Lending Office for all Loans:

                         The Bank of New York
                         One Wall Street
                         16th Floor South
                         New York, New York  10286

                               Attention:  Zoraida Dougherty

                               Telephone No.:  212-635-8730
                               Telecopy No.:   212-635-8679
                               Telex No.:      669859

             With copies to:

                         The Bank of New York
                         One Wall St., 16th Floor South
                         New York, New York  10286

                               Attention:  Robert Konefal

                               Telephone No.:  212-635-8607
                               Telecopy No.:   212-635-8593
                               Telex No.:      12304


THE CANADIAN IMPERIAL BANK OF COMMERCE

             Address for all Notices:

                         The Canadian Imperial Bank of Commerce
                         2 Paces West
                         2727 Paces Ferry Road
                         Suite 1200
                         Atlanta, Georgia 30339

                               Attention:  Ann Mylan

                               Telephone:  404-319-4819
                               Telecopy:   404-319-4950

             With Copies to and as Lending Office for all Loans:

                         425 Lexington Avenue, 6th Floor
                         New York, New York  10017

                               Attention: Deborah Strek

                               Telephone: 212-856-3732
                               Fax No.:   212-856-3558

CHEMICAL BANK

             Address for all Notices:

                         Chemical Bank
                         Media & Entertainment Group
                         270 Park Avenue
                         10th Floor
                         New York, New York  10172

                               Attention:  Ellen Kaplan/Lori Schlanger

                               Telephone No.: 212-270-8948
                               Telecopy No.:  212-270-7903
                               Telex No.:   422803
                                            Answer Back CBUNUI

             Lending Office for all Loans:

                         Loan Services Department
                         52 Broadway, 3rd Floor
                         New York, New York 10004

                               ABA No.:   021000128
                               Reference: Cablevision Systems


THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

             Address for Notices of Borrowing:

                         The Chase Manhattan Bank (National Association) 1 Chase Manhattan Plaza, 4th Floor
                         New York, New York  10081

                               Attention:  Connie Mandracchia

                               Telephone No.:  212-552-1135
                               Telecopy No.:   212-552-2783
                               Telex No.:      125563

             Address for all other Notices:

                         The Chase Manhattan Bank (National Association) Media and Communications Component
                         1 Chase Manhattan Plaza
                         New York, New York  10081

                               Attention:  John Shearson

                               Telephone No.:  212-552-4845
                               Telecopy No.:   212-552-0259

             Lending Office for Base Rate Loans:

                         The Chase Manhattan Bank (National Association) 1 Chase Manhattan Plaza
                         New York, New York  10081

             Lending Office for Eurodollar Loans:

                         Cayman Island, B.W.I., Branch
                         c/o The Chase Manhattan Bank (National Association) 1 Chase Manhattan Plaza
                         New York, New York  10081


BANK OF AMERICA ILLINOIS

             Address for all Notices:

                         Bank of America Illinois
                         335 Madison Avenue, 5th Floor
                         New York, NY 10017

                               Attention:  Nancy Sun

                               Telephone No.:  212-503-8352
                               Telefax   No.:  212-503-7173

             Lending Office for all Loans:

                         Bank of America Illinois
                         231 South LaSalle Street
                         Chicago, Illinois 60697

THE FIRST NATIONAL BANK OF BOSTON

             Address for all Notices:

                         The First National Bank of Boston
                         100 Rustcraft Road
                         Commercial Loan Services,
                         Mail Stop 74-02-04I
                         Dedham, Massachusetts  02026

                               Attention:  Darlene Turchetta
                                            Loan Administration

                               Telephone No.:  617-467-2312
                               Telecopy No.:   617-467-2276
                               Telex No.:  940581

             With copies to:

                         The First National Bank of Boston
                         Media and Communications Department
                         100 Federal Street, 01-08-08
                         Boston, Massachusetts  02110

                               Attention:  David Herter

                               Telephone No.:  617-434-3816
                               Telecopy No.:   617-434-3401

             Lending Office for all Loans:

                         The First National Bank of Boston
                         100 Federal Street, 01-08-08
                         Boston, Massachusetts  02110


MELLON BANK, N.A.

             Address for all Notices:

                         Mellon Bank, N.A.
                         Three Mellon Bank Center 153-2305
                         Pittsburgh, Pennsylvania 15259

                               Attention:  Suzanne Cooke
                                            Loan Administration

                               Telephone No.:  412-234-4749
                               Telecopy No.:   412-234-5049
                               Telex No.:      812367

             With copies to and as Lending Office for all Loans:

                         Mellon Bank, N.A.
                         One Mellon Bank Center
                         Room 4440
                         Pittsburgh, Pennsylvania 15258-0001

                               Attention:  G. Louis Ashley

                               Telephone No.:  412-236-2474
                               Telecopy No.:   412-234-6375

ROYAL BANK OF CANADA

             Address for all Notices and Lending Office for all Loans:

                         Grand Cayman (North America No. 1) Branch
                         Royal Bank of Canada
                         c/o New York Operations Center
                         Pierrepont Plaza
                         300 Cadman Plaza West
                         Brooklyn, New York  11201-2701

                               Attention:  Manager, Loans Administration

                               Telephone No.:  212-858-7178
                               Telecopy No.:   718-522-6292/3
                               Telex No.:      4204614 (RBOCUI Royal Bank)
                                               62519

             With copies to:

                         Royal Bank of Canada
                         Media Industries Group
                         Financial Square
                         New York, New York  10005-3531

                               Attention:  Barbara E. Meijer

                               Telephone No.:  212-428-6288
                               Telecopy No.:   212-428-6460


NATIONSBANK OF TEXAS, N.A.

             Address for all Notices:

                         NationsBank of Texas, N.A.
                         901 Main Street
                         66th Floor
                         Dallas, Texas  75202

                               Attention:  Tanya Davis

                               Telephone No.:  214-508-0601
                               Telecopy No.:   214-508-0944

             With copies to and as Lending Office for all Loans:

                         NationsBank of Texas, N.A.
                         901 Main Street
                         67th Floor
                         Dallas, Texas 75283-1000

                               Attention:  W. Hutchinson McClendon, IV

                               Telephone No.:  214-508-0996
                               Telecopy No.:   214-508-0980


THE FIRST NATIONAL BANK OF CHICAGO

             Address for all Notices relating to Credit Matters:

                         The First National Bank of Chicago
                         One First National Plaza
                         Suite 0629 1-14
                         Chicago, Illinois 60670

                               Attention:  Ronna Bury-Prince

                               Telephone No.:  212-732-4865
                               Telecopy No.:   212-732-8587

             With copies to:

                         The First National Bank of Chicago
                         One First National Plaza
                         Suite 0629 1-14
                         Chicago, Illinois  60670

             Michael R. Phelan
                         Attention:  Communications Companies
                                            Division

                               Telephone No.:  312-732-2700
                               Telecopy No.:   312-732-8587


             Address for all Notices of Borrowing:

                         The First National Bank of Chicago
                         One First National Plaza
                         Suite 0088 1-14
                         Chicago, Illinois  60670

                         Attention:  Communications Companies
                                     Division Administration Unit

                         Telephone No.:  312-732-8875
                         Telecopy No.:   312-732-2715

             With copies to:

                         The First National Bank of Chicago
                         153 West 51st Street
                         8th Floor
                         New York, New York  10019

                               Attention:  Susan Schwartz, Esq.

                               Telephone No.:  212-373-1179
                               Telecopy No.:   212-373-1449
                               Telex No.:      421961

             Lending Office for all Loans:

                         The First National Bank of Chicago
                         One First National Plaza
                         Chicago, Illinois  60670


THE FUJI BANK, LIMITED

             Address for all Notices:

                         The Fuji Bank, Limited
                         Two World Trade Center
                         79th Floor
                         New York, New York 10048

                               Attention:  Nicole Steiner

                               Telephone No.: 212-898-2023
                               Telecopy No.:  212-321-9407/8

             Lending Office for all Loans:

                         The Fuji Bank, Limited
                         Two World Trade Center
                         79th Floor
                         New York, New York 10048

BARCLAYS BANK PLC

             Address for all Notices:

                         Barclays Bank PLC
                         388 Market Street
                         Suite 1700
                         San Francisco, California  94111

                               Attention:  Doug Butler

                               Telephone No.: 415-765-4743
                               Telecopy No.:  415-765-4760

             Address for all Notices of Borrowing:

                         Barclays Bank PLC
                         388 Market Street
                         Suite 1700
                         San Francisco, California  94111

                               Attention:  Christie Iwasaki

                               Telephone No.: 415-765-4712
                               Telecopy No.:  415-765-4762

             Lending Office for Base Rate Loans:

                         Barclays Bank, PLC
                         75 Wall Street
                         New York, New York 10005

             Lending Office for Eurodollar Loans:

                         Barclays Bank, PLC
                         Nassau, Bahamas


BANQUE PARIBAS

             Address for all Notices:

                         Banque Paribas
                         Media and Communications Division
                         787 Seventh Avenue, 32nd Floor
                         New York, New York  10019

                               Attention:  Richard O' Leary

                               Telephone No.:  212-841-2211
                               Telecopy No.:   212-841-2217

             Lending Office for all Loans:

                         Banque Paribas
                         787 Seventh Avenue
                         32nd Floor
                         New York, New York 10019

CREDIT LYONNAIS

             Address for all Notices:

                         Credit Lyonnais
                         Cable/Telecommunications Group
                         1301 Avenue of the Americas, 18th Floor
                         New York, New York  10019

                               Attention:  Joseph P. Duggan

                               Telephone No.:  212-261-7841
                               Telecopy No.:   212-261-7890

             Lending Office for all Loans:

                         Credit Lyonnais
                         1301 Avenue of the Americas
                         18th Floor
                         New York, New York 10019


ICB CREDIT
THE BANK OF NOVA SCOTIA

             Address for all Notices and Lending Office for all Loans:

                         ICB Credit
                         The Bank of Nova Scotia
                         44 King Street West
                         Toronto, Ontario M5H 1H1

                               Attention:  Carol Gibson

                               Telephone No.:  416-866-6791
                               Fax Number:     416-866-6791


SHAWMUT BANK CONNECTICUT, N.A.

             Address for all Notices and Lending Office for all Loans:

                         Shawmut Bank Connecticut, N.A.
                         777 Main Street, Main Station No. 397
                         Hartford, CT 06115

                               Attention:  Ann Dorsey

                               Telephone No.:  203-548-3158
                               Fax Number:     203-986-5367

CORESTATES BANK, N.A.

             Address for all Notices:

                         CoreStates Bank, N.A.
                         Communications Group FC 1-3-18-8
                         15th & Market Sts - CTSQ Bldg
                         Philadelphia, PA 19101-7618

                               Attention:  Edward L. Kittrell

                               Telephone Number:  215-786-4368
                               Fax Number:        215-786-8448/7721

             Lending Office for all Loans:

                         CoreStates Bank, N.A.
                         Communications Group FC 1-3-18-8
                         15th & Market Sts - CTSQ Bldg
                         Philadelphia, PA 19101-7618


FIRST UNION NATIONAL BANK OF NORTH CAROLINA

             Address for all Notices and Lending Office for all Loans:

                         First Union National Bank of North Carolina
                         One First Union Center - TW19
                         Charlotte, NC 28288-0735

                               Attention:  Ted Laporte

                               Telephone Number: 704-374-7041
                               Fax Number:       704-374-4092


LTCB TRUST COMPANY

             Address for all Notices and Lending Office for all Loans:

                         LTCB Trust Company
                         165 Broadway
                         New York, NY 10006

                               Attention:  Tetsuya Fukunaga

                               Telephone Number: 212-335-4549
                               Fax Number:       212-608-2371

NATIONAL WESTMINSTER BANK USA

             Address for all Notices and Lending Office for all Loans:

                         National Westminster Bank USA
                         175 Water Street
                         New York, NY 10038

                               Attention:  Eric S. Meyer

                               Telephone Number:  212-602-2688
                               Fax Number:        212-602-2158


PNC BANK, NATIONAL ASSOCIATION

             Address for all Notices and Lending Office for all Loans:

                         PNC Bank, National Association
                         Broad & Chestnut Streets
                         Philadelphia, Pennsylvania 19101

                               Attention: Scott C. Meves

                               Telephone No.: 215-585-6014
                               Fax Number:    215-585-6680


SOCIETE GENERALE

             Address for all Notices and Lending Office for all Loans:

                         Societe Generale
                         1221 Avenue of the Americas
                         New York, NY 10020

                               Attention:  Bryan Petermann

                               Telephone Number: 212-278-6128
                               Fax Number:       212-278-6240

UNION BANK

             Address for all Notices and Lending Office for all Loans:

                         Union Bank
                         Communications/Media Group
                         445 S. Figueroa Street
                         Los Angeles, CA 90071-1602

                               Attention:  Steven D. Olson
                                           Christine Ball

                               Telephone No.: 213-236-6903
                                             Steven D. Olson
                                             213-236-6176
                                             Christine Ball
                               Fax Number:    213-236-5747

                                                                 SCHEDULE E

              BORROWER AND BANK WIRE INSTRUCTIONS

All notices and communications should be sent to us at:

          Toronto Dominion (Texas), Inc.
          Attn: Agency Department
          909 Fannin, Suite 1700
          Houston, Texas  77010

          TELECOPY NO.: (713) 951-9921

Our wire instructions via Fed wire are:

          Toronto Dominion Bank
          ABA #026003243 TD Bank NY Branch
          F/O Houston A/C 2159251/2000352
          Re: [Borrower Name]

Contacts at Toronto Dominion (Texas), Inc. are:

          Martha L. Gariepy
          Manager, Agency
          Tel: (713) 653-8231

          Melissa Nigro
          Manager, Syndications & Credit Administration
          Tel: (713) 653-8234

          Sophia D. Sgarbi
          Manager, Syndications & Credit Administration
          Tel: (713) 653-8235

          LaChelle A. Lowe
          Agency Administrator
          Tel: (713) 653-8233

          Donna Albarado
          Administrative Assistant
          Tel: (713) 653-8236

          Sharon Davis
          Administrative Assistant
          Tel: (713) 653-8232

                                                                Exhibit D

                 [LETTERHEAD FOR PIPER & MARBURY]


                         October 14, 1994


To the Assignee Banks parties
         to the below-referenced
         Waiver, Acceptance and
         Assignment and to
         Toronto Dominion (Texas), Inc.,
         as Agent


Ladies and Gentlemen:

         This is to advise that we have reviewed the Fourth Amended and Restated Credit Agreement dated as of June 18, 1993 (the "Credit Agreement") among Cablevision of New York City - Phase I L.P. (the "Company"), Cablevision
Systems New York City Corporation ("CNYCCorp"), Cablevision of New York City-Master L.P. (the three entities collectively referred to as "Cablevision"), The Chase Manhattan Bank (National Association), as Agent (the "Agent"), The First National Bank of Chicago and CIBC Inc., as Co-Agents (the "Co-Agents") and the Banks signatory thereto. We have also reviewed the Amendment No. 1 to the Third Amended and Restated Credit Agreement and Assumption Agreements dated as of June 16, 1993 (the "Amendment") among the Company, Cablevision of New
York City - Phase II L.P., Cablevision of New York City - Phase III L.P., Cablevision of New York City - Phase IV L.P., CNYCCorp (the previous entities collectively referred to as the "Cablevision Amendment Parties"), the Agent, Co-Agents and the Banks signatory thereto, and the Merger Documents as defined in the Credit Agreement (except for item (vi) in the definition). Finally, we have reviewed the Waiver, Assignment and Acceptance dated as of October 14, 1994 (the "Waiver, Assignment and Acceptance") among Cablevision, the Banks listed on Schedule A thereto and the Banks listed on Schedule B thereto. Except as otherwise defined herein, all terms used herein shall have the respective meanings ascribed to them in the Credit Agreement and the Waiver, Assignment and Acceptance.

October 14, 1994
Page 2


          We have acted as special communications counsel for Cablevision and the Cablevision Amendment Parties in connection with their operations under the Communications Act of 1934, as amended (the "Act"), and the rules and regulations of the Federal Communications Commission ("FCC") promulgated under the Act. This opinion is confined to matters of federal communications law and regulation.

          In connection with our opinion set forth below, we have examined counterparts provided to us by Cablevision of the Merger Documents indicated above, the Amendment, the Credit Agreement, the Fourth Amended and Restated Security Agreement (the "Security Agreement") and the Waiver, Assignment and Acceptance, and such other documents as we have deemed appropriate or necessary as the basis for our opinion hereinafter expressed. In making such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to original documents of documents submitted to us as drafts, or as certified or photostated copies.

          On June 18, 1993, it was, and, as of this date, it continues to be, our opinion that, insofar as the Act, and the rules and regulations promulgated by the FCC thereunder, are concerned, no approval or consent of, or filing or registration with, the FCC is required in connection with the execution, delivery and performance (i) by the Cablevision Amendment Parties of the Amendment, (ii) by the parties thereto of the Merger Documents indicated above, and (iii) by Cablevision of the Credit Agreement, except that, upon the exercise by the Banks, the Agents or the Security Agent (collectively, the "Secured Parties") of their remedies upon the occurrence of any Event of Default under the Security Agreement, foreclosure on any Collateral consisting of licenses issued by the FCC may not take place and any ownership interests in FCC licensees may not be registered in the name of any Secured Party or voting or control rights thereunder exercised by any Secured Party without prior FCC approval of the transfer of control or assignment, as applicable.

          It is, further, our opinion that, insofar as the Act, and the rules and regulations promulgated by the FCC thereunder, are concerned, no approval or consent of, or filing or registration with, the FCC is required in connection with the execution, delivery and performance by Cablevision of the Waiver, Assignment and Acceptance, except that, upon the exercise by the Banks or the Security Agent (collectively, the "Secured Parties") of their remedies upon the occurrence of any Event of Default under the Security Agreement, foreclosure on any Collateral consisting of licenses issued by the FCC may not take place and any ownership interests in FCC licensees may not be registered in the name of any Secured Party or voting or control rights thereunder exercised by any

October 14, 1994
Page 3


Secured Party without prior FCC approval of the transfer of control or assignment, as applicable.


                                     Sincerely,

                                     PIPER & MARBURY
                                     /s/ Piper & Marbury



cc: Robert S. Lemle, Esq.

                                                                       Exhibit K
                                                                       ---------


                          CSC/CNYC ADJUSTMENT AGREEMENT


                               October 14, 1994



Toronto Dominion (Texas), Inc.,
as Agent
909 Fannin Street
Suite 1700
Houston, Texas  77010



Ladies and Gentlemen:

     Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October __, 1994
(as amended and in effect from time to time, the "CSC
Credit Agreement") among the undersigned, certain of its subsidiaries named therein, the Banks parties thereto, the Co-Agents named therein and you as Agent (the
"Agent") and to the Fourth Amended and Restated Credit
Agreement dated as of June 18, 1993 among Cablevision
NYC Partnership, Cablevision NYC MLP, Cablevision
Systems New York City Corporation, the banks parties thereto, the Co-Agents party thereto and you as agent
(as amended and in effect from time to time, the "CNYC
Credit Agreement"). Terms not otherwise defined herein shall have the meanings given to such terms in the CSC
Credit Agreement.

     So long as any CNYC Loans are outstanding, any CNYC Commitment is in effect under the CNYC Credit
Agreement or any CNYC Letters of Credit are outstanding and notwithstanding anything to the contrary in the CSC
Credit Agreement, the Company, the Agent, the Co-Agents and the Banks hereby agree as of the Effective Date as follows:

          (A)(i) (x) at the time of each borrowing or conversion of a CNYC Loan (a "CNYC Mirror
     Loan"), the Company will simultaneously borrow under the CSC Credit Agreement, or convert one or more existing Loans under the CSC Credit
     Agreement into,

                             -2-                         ______________ __, 1994

     a Loan of identical type, size
     and maturity (a "CSC Mirror Loan"), which CSC
     Mirror Loan the Company will maintain so long as the CNYC Mirror Loan is outstanding, and
     (y) upon the prepayment of any CNYC Mirror
     Loan, the Company will simultaneously prepay the corresponding CSC Mirror Loan in the same amount;

          (ii) upon any date on which the payment
     of interest is due under the CSC Credit
     Agreement, in satisfaction of the obligations of the Company under Section 3.03 of the CSC
     Credit Agreement, the Company shall pay to the Agent, for the account of the Banks, an amount equal to the sum of (x) the amount of interest due on such date under the CSC Credit
     Agreement (which includes interest due on such date in respect of any CSC Mirror Loans) and
     (y) the amount of interest due on such date under the CSC Credit Agreement with respect to each CSC Mirror Loan MINUS the amount of interest due on such date under the CNYC
     Credit Agreement with respect to the
     corresponding CNYC Mirror Loan (without giving effect to the application, if any, of the Post-Default Rate (as such term is defined in the CNYC Credit Agreement) to such CNYC Mirror
     Loan); and

          (iii) if the Company fails or is unable
     to comply with the provisions of paragraph (i) above, then upon any date on which the payment of interest is due under the CNYC Credit
     Agreement with respect to CNYC Loans, the Company will pay to the Agent for the account of the Banks, the excess, if any, of the interest due on such date with respect to such CNYC Loans had the interest thereon been calculated at the rate which would have been applicable to CSC Loans of identical type, size and maturity under the CSC Credit
     Agreement over the amount of interest due on such date with respect to such CNYC Loans under the CNYC Agreement.

          (B)  upon any date on which the payment
     of fees with respect to CNYC Letters of Credit are due under the CNYC Credit Agreement, the Company shall pay to the Agent for the account of the Banks, an amount equal to the sum of
     (x) the amount of fees in respect of Letters of Credit fees due on such date under the CSC
     Credit Agreement PLUS (y) the amount of the fees due on such date in respect of CNYC
     Letters of Credit as if such CNYC Letters of

                             -3-                        ______________ __, 1994

     Credit had been issued under the CSC Credit
     Agreement MINUS the amount of fees due on such date with respect to CNYC Letters of Credit under the CNYC Agreement.

          This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same letter.

          This letter shall be governed by and construed in accordance with the law of the State of New York.

                             -4-                         ______________ __, 1994

          If this letter is in accordance with your understanding of the agreement, please confirm your agreement with the foregoing by signing and returning to the undersigned the enclosed duplicate hereof.


                              Very truly yours,

                              CABLEVISION SYSTEMS CORPORATION



                              By /s/ Barry O'Leary
                              --------------------
                              Title: Senior Vice President,
                                     Finance, and Treasurer


Confirmed and Agreed,
     as of the date first written above:

TORONTO DOMINION (TEXAS), INC.,
as Agent

By /s/ Melissa B. Nigro
- -----------------------
Title: Vice President